FORTIS-Registered Trademark-


[GRAPHIC]


     BRINGING YOU

               A WORLD OF OPPORTUNITY . . .




                                   FORTIS
                                   Series Fund, Inc.
                                   Annual Report
                                   December 31, 1997

FORTIS SERIES FUND, INC.
ANNUAL REPORT

--------------------------------------------------------------------------------

 HIGHLIGHTS

                                                   U.S.                                                   GLOBAL
                                        MONEY   GOVERNMENT   DIVERSIFIED   GLOBAL   HIGH     ASSET        ASSET
                                        MARKET  SECURITIES     INCOME       BOND   YIELD   ALLOCATION   ALLOCATION     VALUE
                                        SERIES    SERIES       SERIES      SERIES  SERIES    SERIES       SERIES       SERIES
                                        ------  ----------   -----------   ------  ------  ----------   ----------   ----------
FOR THE YEAR ENDED DECEMBER 31, 1997:
NET ASSET VALUE PER SHARE:
  Beginning of year...................  $10.94    $10.57       $11.70      $11.11  $9.83     $16.99       $12.34       $  11.38
  End of year.........................  $11.03    $10.68       $11.98      $10.65  $10.77    $17.62       $13.29       $  13.42
ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/Masters
    Variable Annuity..................  +3.93 %    +7.62%       +8.96%     -1.04 % +8.29 %   +18.62%      +11.99%        +23.56%
  Harmony Investment Life+............  +4.56 %    +8.27%       +9.62%     -0.44 % +8.94 %   +19.34%      +12.65%        +24.30%
  Wall Street Series 220/500..........  +4.12 %    +7.81%       +9.16%     -0.86 % +8.48 %   +18.84%      +12.18%        +23.78%
  Wall Street Series Survivor.........  +3.93 %    +7.62%       +8.96%     -1.04 % +8.29 %   +18.62%      +11.98%        +23.56%

                                                     S&P        BLUE
                                        GROWTH &     500        CHIP     GLOBAL  GROWTH  INTERNATIONAL   AGGRESSIVE
                                         INCOME     INDEX      STOCK     GROWTH  STOCK       STOCK         GROWTH
                                         SERIES     SERIES     SERIES    SERIES  SERIES     SERIES         SERIES
                                        --------   --------   --------   ------  ------  -------------   ----------
FOR THE YEAR ENDED DECEMBER 31, 1997:
NET ASSET VALUE PER SHARE:
  Beginning of year...................   $15.16     $11.47     $11.67    $19.00  $32.59     $12.44         $13.62
  End of year.........................   $18.76     $14.93     $14.76    $20.29  $36.64     $13.36         $13.81
ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/Masters
    Variable Annuity..................   +25.98%    +30.55%    +25.25%   +5.39 % +10.91%    +10.49%         +0.06%
  Harmony Investment Life.............   +26.74%    +31.33%    +26.01%   +6.02 % +11.58%    +11.15%         +0.67%
  Wall Street Series 220/500..........   +26.21%    +30.78%    +25.48%   +5.57 % +11.11%    +10.68%         +0.24%
  Wall Street Series Survivor.........   +25.98%    +30.55%    +25.25%   +5.39 % +10.91%    +10.49%         +0.06%

--------------------------------------------------------------------------------

 OPERATING EXPENSES:*

                                                    U.S.                                                     GLOBAL
                                        MONEY    GOVERNMENT   DIVERSIFIED   GLOBAL    HIGH      ASSET        ASSET
                                        MARKET   SECURITIES     INCOME       BOND    YIELD    ALLOCATION   ALLOCATION      VALUE
                                        SERIES     SERIES       SERIES      SERIES   SERIES     SERIES       SERIES       SERIES
                                        ------   ----------   -----------   ------   ------   ----------   ----------   -----------
FOR THE YEAR ENDED DECEMBER 31, 1997:
Investment Advisory and Management
   Fee................................   .30%       .47%         .47%        .75%     .50%       .48%         .90%          .70%
Other Expenses........................   .08%       .07%         .08%        .35%     .12%       .05%         .26%          .13%
                                        ------      ---          ---        ------   ------      ---        -----           ---
TOTAL FORTIS SERIES OPERATING
   EXPENSES...........................   .38%       .54%         .55%       1.10%     .62%       .53%        1.16%          .83%
                                        ------      ---          ---        ------   ------      ---        -----           ---

                                                     S&P        BLUE
                                        GROWTH &     500        CHIP     GLOBAL   GROWTH   INTERNATIONAL   AGGRESSIVE
                                         INCOME     INDEX      STOCK     GROWTH   STOCK        STOCK         GROWTH
                                         SERIES     SERIES     SERIES    SERIES   SERIES      SERIES         SERIES
                                        --------   --------   --------   ------   ------   -------------   -----------
FOR THE YEAR ENDED DECEMBER 31, 1997:
Investment Advisory and Management
  Fee.................................    .65%       .40%       .90%       .70%     .61%        .85%           .69%
Other Expenses........................    .05%       .11%       .12%       .09%     .05%        .23%           .07%
                                          ---        ---      --------   ------   ------      -----            ---
TOTAL FORTIS SERIES OPERATING
  EXPENSES............................    .70%       .51%      1.02%       .79%     .66%       1.08%           .76%
                                          ---        ---      --------   ------   ------      -----            ---

* Represents the expenses of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.

HOW TO USE THIS REPORT

For a quick overview of the
Portfolios' performance during the
past year, refer to the Highlights
box. The letter from the portfolio
managers and presidents provide a
more detailed analysis of the Fund
and financial markets.

The charts alongside the letter are
useful because they provide more
information about your investments.
The top holdings chart shows the
types of securities in which the
Portfolios invest, and the pie chart
shows a breakdown of the Portfolios'
assets by sector. The Portfolio
changes show the investment
decisions your portfolio manager has
made over the period in response to
changing market conditions.

The performance chart graphically
compares the Portfolios' total
return performance with a selected
investment index. Remember, however,
that an index may reflect the
performance of securities the
Portfolio may not hold. Also, the
index does not deduct investment
advisory fees and other fund
expenses, whereas your Portfolio
does. Individuals cannot buy an
unmanaged index fund without
incurring some charges and expenses.

This report is just one of several
tools you can use to learn more
about your investment in the Fortis
Family of Products and Services.
Your investment representative, who
understands your personal financial
situation, can best explain the
features of your investment and how
it's designed to help you meet your
financial goals.
          ----------------------------------------------------------------------

CONTENTS
Letter to Shareholders............................    2

Schedules of Investments

  Money Market Series.............................   20

  U.S. Government Securities Series...............   21

  Diversified Income Series.......................   23

  Global Bond Series..............................   28

  High Yield Series...............................   30

  Asset Allocation Series.........................   34

  Global Asset Allocation Series..................   42

  Value Series....................................   46

  Growth & Income Series..........................   48

  S&P 500 Index Series............................   51

  Blue Chip Stock Series..........................   56

  Global Growth Series............................   59

  Growth Stock Series.............................   62

  International Stock Series......................   64

  Aggressive Growth Series........................   66

Statements of Assets and Liabilities..............   68

Statements of Operations..........................   70

Statements of Changes in Net Assets...............   72

Notes to Financial Statements.....................   75

Independent Auditors' Report......................   88

Directors and Officers............................   89

                                    [PHOTO]

FORTIS SERIES FUND, INC. ANNUAL REPORT,
DECEMBER 31, 1997

DEAR SHAREHOLDER:

The U.S. markets had another extraordinary year in 1997. On a total return basis, the S&P 500 advanced 33 percent, the DOW JONES INDUSTRIAL AVERAGE rose 23 percent and the NASDAQ COMPOSITE was up 22 percent. Each of these returns are among the highest recorded for the equity market in any one year. The genesis of the performance was solid economic growth, very low inflation, low interest rates and strong earnings gains.

Foreign markets did not fare as well. While European markets advanced a very healthy 24 percent, Asian markets fell by 50 - 60 percent late in the year reflecting sudden economic weakness accompanied by currency devaluations and business failures. As a result, overall international equity gains were held to 2 percent as measured by the MSCI EAFE INDEX.

EQUITY MARKET REVIEW AND OUTLOOK

Through the first half of the year, the equity market soared as the economy continued to expand, without advances in inflation, resulting in strong corporate earnings. The leadership of the market was found in LARGE CAPITALIZATION STOCKS and in the technology, telecommunications, consumer staples, and financial sectors. At mid-year, however, there were signs that the unbridled optimism was weakening. Several bell-weather companies, including Coca-Cola and Gillette, reported weaker earnings than investors were expecting. By the fourth quarter, the Asian crisis had fully developed bringing into question the potential for continued economic and earnings growth for most of the US economy.

As a result, the final quarter of the year was marked by volatility which has not been experienced for many years. Again, investors favored large, liquid companies with predominantly domestic sales bases as a safer haven than internationally-oriented or small companies. The correction in the market late last year has resulted in much more attractive valuations for many sectors of the equity market.

Our forecast for 1998 is for positive economic growth, continued low inflation and interest rates, and a modest gain of approximately 7 percent in corporate earnings. With valuation levels reasonable, these factors suggest a positive environment for stocks this year. However, lingering concerns over the Asian economic slump coupled with more modest growth assumptions for the United States are likely to result in a volatile stock market this year. As the year progresses, there should be greater clarity which should lead to more confidence on the part of investors and renewed interest in equities.

Our strategy is to focus on sectors which are relatively immune to dislocations stemming from the Asian problems, reasonably valued large cap stocks, and MID TO SMALL CAP ISSUES which underperformed in 1997 and where current valuations and growth prospects are compelling.

FIXED INCOME MARKET REVIEW AND OUTLOOK

As stated in last year's Annual Report, our view that "the 1997 economy will continue to expand and inflation will continue to be under control" was borne out by ensuing events. This proved to be beneficial for fixed income returns during the 12-month period. Considering that the economy expanded at a pace well beyond our expectations (estimated to be between 3.5 - 4.0 percent on the year) and the labor market tightened, the inflation restraint was remarkable. In addition, the deterioration of the Asian markets, which precluded any possibility of monetary tightening by the FEDERAL RESERVE BANK and produced safe-haven demand for U.S. Treasury securities, put downward pressure on domestic interest rates. While rates were volatile and range-bound during the early part of the year, the fourth quarter rally produced a year-over-year decline in rates of 72 basis points, as measured by the 30-year Treasury bond. The Treasury bond, which began 1997 at 6.64 percent yield, traded as high as
7.17 percent and ended the year at 5.92 percent.

Our fixed income strategy during the year centered on a residual bias that the bond market, while volatile and range-bound, offered relatively good historic value when Treasury yields provided real returns (nominal rates minus recent inflation) between 3.5 - 4.0 percent. Correspondingly, we consistently lengthened portfolio DURATIONS when the nominal rate for long Treasury bonds exceeded 6.5 percent and, subsequently, brought the duration back to more normal levels when that same rate receded closer to 6.0 percent. This activity benefited our fixed income fund performance. Additionally, our investment strategy emphasized the importance of current income for bond fund shareholders while not sacrificing performance. This was done by modestly reducing average credit quality to selectively participate in higher-yielding securities with improving fundamentals, while avoiding exposure to securities with substantial early redemption (call) risk. This latter strategy added important incremental returns during a period of volatile and generally declining interest rates, as the prices of bonds that are callable do not keep pace in a bond rally.

Because our outlook for the economy remains optimistic for 1998, with a slight moderation in growth and continued containment of inflation, we believe that the bond market will provide positive results for investors. While interest rates are low by the standards of the past few years, they are not in the longer term. Considering the modest level of domestic inflation supplemented by the salutary effect of the events in the Far East, price pressures should remain under control for the foreseeable future.

THANK YOU

Thank you for your investment with Fortis. We appreciate your trust in our management of your investment funds.

Sincerely,

     [SIGNATURE]            [SIGNATURE]                  [SIGNATURE]
Dean C. Kopperud            Lucinda S. Mezey             Howard H. Hudson
President                   Vice President, Equities     Vice President, Fixed Income

Dated: January 14, 1998

GLOSSARY OF TERMS*

Terms defined are in ITALICS in the shareholder letters

AGENCY DEBENTURE SECTOR: Government Agency bonds.

BENCHMARK: Is an index which is a synthetic portfolio of similar securities against which a portfolio is measured.

CYCLICALS: Securities or industries that are sensitive to business cycles.

DOLLAR BLOC BOND MARKETS: A market consisting of bonds traded in dollars.

DOW JONES INDUSTRIAL AVERAGE: A composite of 30 blue chip stocks.

DURATION: The measure of a bond fund's sensitivity to interest rate changes. Traditionally measured in years, higher durations mean potentially greater fluctuations in bond values, just as lower durations typically mean less volatility.

EMU: European Monetary Unit

FEDERAL FUNDS ("FED FUNDS") RATE: Interest rate charged by banks with excess reserves to banks that need the money to meet reserve requirements.

FEDERAL RESERVE BANK ("THE FED"): Led by its chairman, Alan Greenspan, the Federal Reserve Bank is the central bank of the United States. The Federal Reserve Bank is charged with responsibility for implementing policies which preserve the purchasing power of the U.S. dollar, and encouraging economic growth. One of the more widely known tools used by the Fed in pursuing its goals is the FEDERAL FUNDS ("FED FUNDS") RATE.

GROSS DOMESTIC PRODUCT (GDP): The market value of a country's total output of goods and services.

INVESTMENT GRADE CORPORATES: Corporate bonds issued with credit ratings of BBB or better.

LARGE CAPITALIZATION STOCKS: Companies with total market value of outstanding stock greater than 5 billion.

LIPPER VA UNDERLYING GROWTH FUNDS AVERAGE: Standard index for tracking performance in a variable annuity growth product.

MBS PREPAYMENTS: Principal payments on mortgage backed securities.

MSCI EAFE INDEX: Morgan Stanley Capital International Europe Australia Far East Index.

MID-CAPITALIZATION STOCKS: Companies with total market value of outstanding stock between 1 billion and 5 billion.

NASDAQ COMPOSITE: A composite which tracks all the stocks traded on NASDAQ (National Association of Securities Dealers Automated Quotation).

PERIPHERAL MARKETS: Inter-related markets.

SMALL-CAPITALIZATION STOCKS: Companies with total market value of outstanding stock less than 1 billion.

TOTAL RETURNS: Change in market value of a security plus income received.

YIELD CURVE: Visual illustration that represents the term structure of interest rates.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Financing                 23.9%
Banks                              13.2%
Diversified Finance                15.5%
Captive Equipment Finance          14.6%
Utilities-Electric                 14.2%
Captive Auto Finance                9.7%
Brokerage and Investment            4.6%
Food-Grocery, Misc.                 4.3%

FORTIS SERIES FUND: MONEY MARKET SERIES

AS THE MOST CONSERVATIVE SUBACCOUNT, THIS PORTFOLIO IS DESIGNED FOR INVESTORS SEEKING LIQUIDITY AND STABLE PRINCIPAL. ACCORDINGLY, THE MONEY MANAGERS CHOOSE HIGH-QUALITY, SHORT-TERM MONEY MARKETS AND U.S. GOVERNMENT SECURITIES.

REVIEW

Throughout 1997, short-term interest rates stayed in a relatively tight range. Thirty-day commercial rates ranged from a low of 5.23 percent to a high of 5.85 percent. In March, short-term rates rose 0.25 percent, similar to the increase in the FEDERAL FUNDS RATE announced on March 25th. After rates rose in March, there was little change until late October, when year-end pressures and increasing market sentiment that the FEDERAL RESERVE BANK may have to raise rates again, led to a modest 0.15 percent rise in market rates. Rates remained at the higher levels until year-end with the 30-day commercial paper rate closing at 5.58 percent.

The Portfolio's total return in 1997 was 5.34 percent, up from 5.17 percent in 1996. The improvement over 1996 was mostly due to the higher rates available on short-term paper in 1997. We began the year with the Portfolio's average maturity targeted at 55 days. This allowed us to take advantage of the higher yields on longer maturities during a period in which we expected rates to remain stable. In late February, the release of stronger economic information led us to shorten the average maturity to 35 days, anticipating an increase in short-term interest rates. Following March's 0.25 percent increase in rates, we targeted the Portfolio's average maturity at 40 - 45 days until early November. Then we moved the average maturity up to 50 days to capture the higher yields available on paper that matured after year-end. Furthermore, the longer average maturity shows our belief that the Fed would not raise rates in the face of low inflation and an Asian economic crisis.

OUTLOOK

Looking forward, we expect the economy to slow in 1998 from 1997's healthy pace. Although U.S. economic basics remain strong, the current turmoil occurring in the Asian economies is likely to have a dampening effect on U.S. economic growth. Therefore, we feel that GROSS DOMESTIC PRODUCT will probably moderate to a 2.0 - 2.5 percent level in 1998. Inflation, which has remained low during a period of strong economic growth, is likely to remain so as economic growth slows. However, we do not feel that the economy will be sluggish enough to warrant a lowering of the federal funds rate in the near future. Nonetheless, the extent of Asia's economic troubles and their impact on the U.S. economy may change this view, if they prove to be greater than we now believe. Until these conditions are resolved, we will target the portfolio's average maturity at our neutral range of 40 - 45 days.

PORTFOLIO ALLOCATION
AS OF 12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Securities                41.8%
FNMAs                                   19.7%
Other Direct Federal Obligations        18.5%
GNMAs                                   11.0%
Cash Equivalents/Receivables             5.2%
Other                                    2.3%
FHLMCs                                   1.5%

TOP 10 HOLDINGS AS OF 12/31/97

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Note (6.375%) 2000                        20.2%
 2.  TVA Global (6.375%) 2005                                10.8%
 3.  GNMA (7.50%) #447688 2027                                6.8%
 4.  U.S. Treasury Note (6.625%) 2002                         6.3%
 5.  FHLB Note (7.31%) 2004                                   5.9%
 6.  U.S. Treasury Note (5.625%) 1999                         5.0%
 7.  U.S. Treasury Note (6.125%) 2001                         4.2%
 8.  U.S. Treasury Note (6.875%) 2006                         3.3%
 9.  FNMA (7.00%) #307055 2025                                3.3%
10.  FNMA (7.00%) #250345 2025                                3.2%

FORTIS SERIES FUND: U.S. GOVERNMENT SECURITIES SERIES

THIS PORTFOLIO IS DESIGNED FOR CONSERVATIVE INVESTORS SEEKING A STRONG TOTAL RETURN, AS WELL AS A RELATIVELY HIGH LEVEL OF CURRENT INCOME. IT FOCUSES ITS INVESTMENTS IN U.S. GOVERNMENT BONDS, TREASURIES AND GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES.

REVIEW

In our last shareholder letter, we forecasted robust economic growth (GDP between 2.5 - 3.0 percent) and continuing economic expansion well into 1998. We also felt that the increasingly tight labor market would put pressure on wages and ultimately result in a modest increase in inflation. This could have prompted the FEDERAL RESERVE to raise short-term interest rates by .25 percent. In retrospect, our forecast was correct about the contributing factors. The economy grew at an estimated 3.3 percent, 1.8 million jobs were created (versus
1.2 million in the first half of 1997), and average hourly earnings grew by 2.1 percent (versus 1.6 percent). We were incorrect, however, about the effects of these factors. The wage pressures have yet to appear in the overall inflation rate, and the Fed did not have to raise rates. In addition, the financial crisis in the Far East resulted in significant inflows into the U.S. Bond market, as investors sought a safe haven for their money.

The net result of these events was that the peak in interest rates for the year occurred in March, when the Federal Reserve made its only policy change in 1997, raising short-term rates .25 percent. In the second half of the year, rates have declined significantly, with the ten-year Treasury yield falling from 6.50 percent on June 30 to 5.75 percent on December 31. The shape of the YIELD CURVE has also flattened over the last six months, as two-year Treasury yields fell by 42 basis points, while 30-year Treasury yields fell by 86 basis points.

Our strategy in the second half of the year was similar to the strategy in the first half of 1997, in that we extended the Portfolio's DURATION as interest rates rose. However, we did not shorten the Portfolio duration relative to our BENCHMARK as rates fell. Given our positive long-term outlook on rates, and the fact that the decline in yields during the fourth quarter was driven almost exclusively by the crisis in Asia, we felt uncomfortable repositioning the portfolio based on the events that drove the market in the fourth quarter. Accordingly, we maintained a neutral duration relationship relative to our benchmark from mid-September through year-end. Our total duration currently stands at 4.0 years, which is slightly shorter than at mid-year (only because the overall market duration shortened as rates fell and MBS PREPAYMENTS increased). Our mortgage-backed securities exposure is virtually unchanged from mid-1997 at 28 percent of the Portfolio, and we continue to overweight the AGENCY DEBENTURE SECTOR, with 25 percent in the Portfolio, reflecting our bias toward well-structured, income-producing securities. Overall, our investment decisions produced a 9.1 percent return for the Portfolio, compared to a 9.5 percent for the Lehman Government Index.

OUTLOOK

Our strategy going forward will depend on the severity and length of the Asian crisis. Specifically, should the difficulties in the Far East continue as anticipated, it is likely that the spillover will slow U.S. economic growth. In addition, a continuing crisis should bolster the strength of the U.S. dollar, making foreign goods cheaper and decreasing the risks of inflation. In this scenario, it is possible that rates could drop significantly from their current levels. On the other hand, should the situation in the Far East be resolved quickly, the underlying strength in the economy should give rise to the modest inflation pressures we were looking for six months ago.

VALUE OF $10,000 INVESTED JANUARY 1, 1988

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     LEHMAN BROTHERS
               INTERMEDIATE GOV'T INDEX**        U.S. GOVERNMENT SECURITIES SERIES
1/1/88                                  10,000                               10,000
88                                      10,640                               10,636
89                                      11,989                               12,034
90                                      13,135                               12,988
91                                      14,988                               14,853
92                                      16,027                               15,765
93                                      17,335                               17,255
94                                      17,054                               16,144
95                                      19,528                               19,177
96                                      20,169                               19,600
97                                      21,727                               21,380
             U.S. Government Securities Series
                  Average Annual Total Return*
1 Year                                  5 Year                              10 Year
+9.08%                                  +6.28%                               +7.89%

                        Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** An unmanaged index of government bonds with an average maturity of three to four years.

PORTFOLIO ALLOCATION
AS OF 12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Bonds - Investment Grade               35.0%
Asset Backed Securities                          21.9%
Corporate Bonds - Non-Investment Grade           20.5%
U.S. Government Agencies                         10.9%
U.S. Treasury Securities                          5.7%
Cash Equivalent/Receivables                       3.1%
Municipal Bonds                                   2.8%
Equity Securities                                 0.1%

TOP 10 HOLDINGS AS OF 12/31/97

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Note (5.625%) 1999                         5.0%
 2.  GNMA (9.00%) #286497 2020                                2.7%
 3.  FNMA (7.00%) #307055 2025                                2.6%
 4.  DLJ Mtg Acceptance Corp. (8.50%) 2001                    2.1%
 5.  GTE Corp. (7.51%) 2009                                   2.0%
 6.  Republic NY Capital I (7.75%) 2026                       2.0%
 7.  Nationslink Funding Corp. (7.52%) 2005                   1.9%
 8.  Green Tree Financial Corp. (7.20%) 2019                  1.7%
 9.  FNMA (7.00%) #250345 2025                                1.7%
10.  Mortgage Capital Funding, Inc. (7.90%) 2006              1.7%

FORTIS SERIES FUND: DIVERSIFIED INCOME SERIES

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR THOSE PEOPLE INTERESTED IN SEEKING INCOME FROM BOTH GOVERNMENT SECURITIES AND CORPORATE BONDS. THE MAJORITY OF THE PORTFOLIO WILL PURSUE HIGH-QUALITY CORPORATE BONDS AND U.S. GOVERNMENT SECURITIES. A PORTION MAY BE INVESTED IN DIVIDEND-PAYING STOCKS AND LOWER-RATED CORPORATE BONDS FOR ADDED OPPORTUNITY.

REVIEW

1997 marked the seventh consecutive year of economic expansion in the United States. Historically, the latter stages of an economic expansion contain rising inflation and higher interest rates. When 1997 began, history seemed to be repeating itself. Interest rates rose in the first quarter, anticipating future inflation. Acting against this threat, the FEDERAL RESERVE BANK raised the FEDERAL FUNDS RATE 0.25 percent on March 25th. However, as the year progressed, the feared rise in inflation never happened. In fact, it fell to 30-year lows. Buoyed by the favorable inflation data, interest rates also fell, with the yield on the 30-year Treasury bond falling from a high of 7.17 percent on April 14 to
5.92 percent at year end.

For the year ending December 31, 1997, the Diversified Income Portfolio earned a
10.4 percent total rate of return. The return for the Lehman Brothers Aggregate Bond Index over the same time period was 9.7. The Portfolio's outperformance of the BENCHMARK was due largely to the significant drop in interest rates. It was helped by our strategies regarding duration, sector allocation and security selection. By keeping the Portfolio's duration relatively long for most of the April - September period, we were able to enhance the positive effect of declining interest rates on the portfolio return. A sector allocation which benefited the Portfolio was an overweighting in mortgages in the first half of the year, when the sector was undervalued. In the second half of the year, we reduced our mortgage exposure as the sector became fairly valued.

OUTLOOK

In 1998, we expect the pace of economic growth in the United States to slow from its 1997 levels. The current economic crisis in Asia is likely to have a spillover effect on our economy and drag GROSS DOMESTIC PRODUCT growth down to a
2.0 - 2.5 percent rate. However, the effect of the Asian economic weakness on inflation should be positive as a result of Asian currency depreciation versus the dollar. The resulting lower import prices will, in turn, force some U.S. companies to lower their prices to remain competitive. Therefore, we feel that inflation will remain low and stable throughout 1998. With inflation benign and economic growth moderating, we view the near-term outlook for U.S. Government securities as favorable. Our view of corporate and mortgage-backed bonds is not as optimistic. We plan to maintain a neutral to slightly below neutral position in these asset classes.

VALUE OF $10,000 INVESTED MAY 2, 1988

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       LEHMAN BROTHERS
                   AGGREGATE BOND INDEX***          DIVERSIFIED INCOME SERIES
5/2/88                                    10,000                          10,000
88                                        10,454                          10,390
89                                        11,973                          11,668
90                                        13,046                          12,704
91                                        15,133                          14,567
92                                        16,254                          15,598
93                                        17,838                          17,588
94                                        17,333                          16,670
95                                        20,535                          19,548
96                                        21,152                          20,359
97                                        23,200                          22,485
                       Diversified Income Series
                    Average Annual Total Return*
                                                                           Since
1 Year                                    5 Year                   May 2, 1988**
+10.44%                                   +7.59%                          +8.74%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                       21.8%
Germany                             17.1%
Italy                               12.4%
Denmark                             10.3%
Cash Equivalents/Receivables         9.9%
Australia                            7.2%
Netherlands                          7.2%
Spain                                6.2%
Austria                              3.6%
United Kingdom                       2.8%
Canada                               1.5%

TOP 10 HOLDINGS AS OF 12/31/97

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  German Government (6.50%) 2027                           7.4%
 2.  U.S. Treasury Note (5.75%) 2000                          4.8%
 3.  German Government (7.125%) 2002                          4.7%
 4.  Kingdom of Denmark (8.00%) 2003                          4.7%
 5.  Buoni Poliennali Del Tesoro (8.25%) 1999                 4.6%
 6.  General Electric Capital Corp. (8.125%) 2007             4.6%
 7.  Buoni Poliennali Del Tesoro (9.50%) 2001                 4.5%
 8.  ARKAIG Finance Co. (5.65%) 1999                          4.3%
 9.  Kingdom of Denmark (8.00%) 2001                          3.6%
10.  Republic of Austria (7.875%) 2002                        3.6%

FORTIS SERIES FUND: GLOBAL BOND SERIES
(SUBADVISED BY MERCURY ASSET MANAGEMENT)

BECAUSE IT OFFERS INVESTORS A COMBINATION OF CURRENT INCOME AND GROWTH POTENTIAL, THIS PORTFOLIO MAKES AN EXCELLENT CHOICE FOR THOSE INVESTORS WHO SEEK TO ROUND OUT THEIR INVESTMENT SELECTIONS WITH GLOBAL BONDS. THE MONEY MANAGERS SEEK OUT HIGH-QUALITY BONDS AND OTHER FIXED INCOME SECURITIES OFFERED BY GOVERNMENTS AND CORPORATIONS WORLDWIDE, EMPHASIZING DEVELOPED COUNTRIES.

REVIEW

The Global Bond Portfolio had a 0.1 percent return for the year ending December 31, 1997. While the Salomon Brothers World Government Bond Index had a return of
0.2 percent for the same time period. The Portfolio's performance reflected the overall market environment, as a strong U.S. dollar lowered the performance of the non-U.S. bond markets. While the Portfolio kept a strong position in the dollar, the remaining exposure to international currencies had a negative impact on performance.

The Portfolio stayed overweighted in the DOLLAR BLOC BOND MARKETS of Australia, Canada and the United States. We kept an overweighting in Europe throughout the period. However within the Continent, a mid-year shift emphasized the higher-yielding PERIPHERAL MARKETS at the expense of the lower-yielding core. During the year, the Portfolio stayed underweighted in the low-yielding Japanese bond market. By year-end, even this small position was eliminated.

OUTLOOK

Bonds will continue to look attractive against a background of uncertain earnings potential, unpredictable equity markets and better chances for inflation. We must also consider the current Asian currency turmoil and its potential impact on the United States. Any new U.S. interest rate policy changes may stay on hold for some time. In core European markets, effects from Asia may delay expected rate hikes. In the United Kingdom, recent data suggests economic growth is slowing and base rates may be near their peak. Japanese bonds are unappealing given their low yields. On the money front, a good domestic U.S. economy and "safe haven" status suggest the U.S. dollar will remain strong, especially against the Japanese yen.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 SALOMON BROS WORLD               GLOBAL
                GOV'T BOND INDEX ***           BOND SERIES
1/3/95                              10,000              10,000
95                                  11,904              11,914
96                                  12,335              12,310
97                                  12,364              12,327
                        Global Bond Series
              Average Annual Total Return*
                                                         Since
                                    1 Year   January 3, 1995**
                                     +.14%              +7.24%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of world government bonds with maturities of at least one year.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                               35.4%
Cable Television                    17.2%
Telecommunications                  14.5%
Industrial                           8.2%
Textile Manufacturing                6.2%
Cash Equivalents/Receivables         5.4%
Housing                              4.6%
Health Care Services                 4.4%
Broadcasting                         4.1%

TOP 10 HOLDINGS AS OF 12/31/97

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  MDC Holdings, Inc. (11.125%) 2003                        2.8%
 2.  Australis Media Ltd. (14.00%) 2003                       2.2%
 3.  Unisys Corp. (11.75%) 2004                               1.9%
 4.  Petersen Publishing Co. (11.125%) 2006                   1.9%
 5.  Collins & Aikman Products (11.50%) 2006                  1.9%
 6.  Young Broadcasting, Inc. (11.75%) 2004                   1.9%
 7.  Greyhound Lines, Inc. (11.50%) 2007                      1.9%
 8.  Galaxy Telecom L.P. (12.375%) 2005                       1.9%
 9.  Falcon Holding Group L.P. (11.00%) 2003                  1.9%
10.  Tenet Healthcare Corp. (10.125%) 2005                    1.8%

FORTIS SERIES FUND: HIGH YIELD SERIES

LONG-TERM INVESTORS, WILLING TO ACCEPT GREATER PRICE FLUCTUATIONS, MAY CHOOSE TO DIVERSIFY THEIR STOCK OR BOND INVESTMENTS WITH THIS PORTFOLIO OF HIGHER YIELD BONDS. ITS MONEY MANAGERS INVEST IN A WIDELY DIVERSIFIED PORTFOLIO OF LOWER-RATED CORPORATE BONDS.

REVIEW

Encouraged by the strength of the global economy, low default rates, low inflation, and healthy U.S. stock and Treasury bond markets, high yield securities, on average, recorded their third straight year of double-digit returns in 1997.

The High Yield Portfolio recorded a disappointing 9.8 percent return for the year. The return of the Lehman Brothers High Yield Index over the same time period was 12.0 percent. Although the Portfolio generated well above-average income, it did not do as well in seeking to attain its goal of delivering above-average TOTAL RETURNS versus its competitive universe. Most of the shortfall in the 1997 performance can be attributed to specific bond holdings, rather than industry sector or quality weightings. Australis Media, an Australian pay-television operator, had its bonds drop substantially in price after a failed merger. The bonds of Wireless One, a U.S. wireless cable television company, declined throughout the year as concerns increased that the company had insufficient cash to continue the build-out of its cable systems. From a industry sector standpoint, our focus on telecommunication companies and traditional cable television companies helped the Portfolio's performance. Also, avoiding supermarket bonds and bonds issued by companies sensitive to the business cycle like steel, chemical, and forest products concerns was helpful.

OUTLOOK

Our 1998 outlook for high yield bonds is cautious. The collapse of the Asian economies is likely to slow the U.S. economy in 1998 and thereby increase the chance of default among lower-rated issuers of corporate debt. Although demand for high yielding, lower-rated paper is at all-time highs, the difference ("spread") between these securities and U.S. Government bonds is historically narrow. In addition, the U.S. stock market, often the primary source for companies looking to reduce their debt burden, has had an unprecedented three-year upswing. This may prove hard to match in 1998. Our current strategy is to work to improve the overall credit quality of the Portfolio. While this may result in lower dividends at some point in the year, our efforts will be focused on improving the total return of the Portfolio.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                    LEHMAN BROTHERS
                                  HIGH YIELD INDEX***    HIGH YIELD SERIES
5/2/94                                         $10,000              $10,000
94                                              10,165                9,925
95                                              12,150               11,189
96                                              13,417               12,366
97                                              15,031               13,572
High Yield Series
Average Annual Total Return*
                                                 Since
1 Year                                   May 2, 1994**
+9.76%                                          +8.68%

                        Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of lower quality, high yield corporate debt securities.

PORTFOLIO ALLOCATION AS OF 12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities                              56.1%
Asset Backed Securities                        10.9%
Corporate Bonds-Investment Grade                9.1%
Corporate Bonds-Non-investment Grade            7.5%
Cash Equivalents/Receivables                    7.2%
U.S. Treasury Securities                        4.2%
U.S. Government Agencies                        4.1%
Municipal Bonds                                 0.9%

TOP 10 HOLDINGS AS OF 12/31/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  American International Group, Inc.                       2.2%
 2.  Fannie Mae                                               2.0%
 3.  Home Depot, Inc.                                         1.5%
 4.  Schlumberger Ltd.                                        1.4%
 5.  Archer-Daniels-Midland Co.                               1.4%
 6.  Costco Companies, Inc.                                   1.3%
 7.  AirTouch Communications, Inc.                            1.3%
 8.  AES Corp.                                                1.3%
 9.  MGIC Investment Corp                                     1.3%

Bonds
-------------------------------------------------------------------
 1.  U.S. Treasury Note (6.00%) 1999                          1.6%

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 12/31/97

STOCK ADDITIONS:                STOCK ELIMINATIONS:
Archer-Daniels-Midland Co.      Green Tree Financial Corp.
Hartford Life, Inc.             Oracle Corp.
Time Warner, Inc.               First Data Corp.
Cendant Corp.                   CUC International, Inc.
Groupe Danone-ADR               Columbia/HCA Healthcare Corp.
Warner-Lambert Co.              Pep Boys-Manny Moe & Jack
Nabisco Holdings Corp. Class A  Computer Associates
Interpublic Group of             International, Inc.
 Companies, Inc.                Franklin Resources, Inc.
Walgreen Co.                    Scholastic Corp.
Norwest Corp.                   AutoZone, Inc.

FORTIS SERIES FUND: ASSET ALLOCATION SERIES

DESIGNED FOR INVESTORS WHO SEEK TOTAL RETURN FROM A BLEND OF GROWTH POTENTIAL AND CURRENT INCOME. THE PORTFOLIO MANAGERS SELECT A MEDLEY OF U.S. STOCKS, BONDS AND MONEY MARKETS IN PERCENTAGES THAT MAY VARY WITH CURRENT MARKET CONDITIONS.

REVIEW

The Asset Allocation Portfolio adjusts its weightings between stocks and bonds as economic and market conditions warrant. In August, the equity portion was lowered to 50 percent as stocks reached new highs. Subsequently, in November, the stock portion was increased in two 3 percent increments and currently stands at 56 percent of total assets. During the second fiscal period, the Asset Allocation Portfolio registered a gain of 8.8 percent, which compares to an S&P 500 Index return of 10.6 percent and a 6.4 percent return for the Lehman Brothers Aggregate Bond Index. For 1997 as a whole, the Asset Allocation Portfolio returned 20.2 percent which compares to 33.3 percent for the S&P 500 Index and 9.7 percent for the Lehman Index.

The equity portion of the Asset Allocation Portfolio is currently well diversified with emphasis on financial, health care and energy sectors. We have reduced the portfolio holdings in the technology sector in favor of companies exhibiting more predictable earnings growth. Equity valuations continue to be high on a historical basis as the favorable inflationary outlook continues. Recent economic problems in Asia and potential slowing domestic growth could present problems to the U.S. equity market in the period ahead. Hence, our less than fully bullish stand on equities at present.

In the bond portion of the Fund, we managed the DURATION of the portfolio to take advantage of a significant decline in interest rates over the course of the year. After hitting a high yield of 7.17 percent on April 14, the 30-year Treasury bond fell to a yield of 5.92 percent by year end. The drop in interest rates was due in large part to continuing low inflation and the deterioration of Asian economies toward the end of the year. For much of the year, the combination of strong economic growth and low inflation created an atmosphere that was favorable for non-Treasury debt. The problems in Asia, however, caused the performance of corporate debt to lag Treasuries later in the year as investors feared a negative impact on corporate profits. Fortunately, we managed to avoid any direct exposure to Asia in our portfolio.

Our fixed income strategy was to modestly overweight mortgage-backed and asset-backed securities in the first half of the year, as our valuation indicators suggested the sector was undervalued. Indeed, the sector outperformed Treasuries and INVESTMENT GRADE CORPORATES. As we moved into the second half of the year, we reduced our mortgage exposure as the sector's valuation moved back to fair value.

OUTLOOK

In 1998, we expect the pace of economic growth in the United States to slow from its 1997 levels. The current economic crisis in Asia is likely to have a spillover effect on our economy and drag GDP growth down to a 2.0 - 2.5 percentage rate. However, the effect of the Asian economic weakness on inflation should be positive as a result of Asian currency depreciation versus the dollar. The resulting lower import prices will, in turn, force some U.S. companies to lower their prices to remain competitive. Therefore, we feel that inflation will remain low and stable throughout 1998. With inflation benign and economic growth moderating, we view the near-term outlook for U.S. Government securities as favorable. Our view of corporate and mortgage-backed bonds is not as optimistic and we plan to maintain a neutral to slightly below neutral position in these asset classes.

VALUE OF $10,000 INVESTED JANUARY 1, 1988

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                LEHMAN BROTHERS
                            AGGREGATE BOND INDEX +       S&P 500 ++    ASSET ALLOCATION SERIES
1/1/88                                        $10,000         $10,000                   $10,000
88                                             10,789          11,681                    10,371
89                                             12,356          15,359                    12,834
90                                             13,463          14,872                    13,093
91                                             15,618          19,415                    16,712
92                                             16,774          20,904                    17,874
93                                             18,409          22,993                    19,624
94                                             17,888          23,293                    19,563
95                                             21,192          32,029                    23,861
96                                             21,829          39,260                    26,844
97                                             23,943          52,317                    32,277
Asset Allocation Series
Average                          Annual Total Return*
1 Year                                         5 Year         10 Year
+20.24%                                       +12.55%         +12.43%

                        Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
  + An unmanaged index of government, corporate, and mortgage-backed securities with an average maturity of approximately nine years.
 ++  This is an unmanaged index of 500 common stocks.

PORTFOLIO ALLOCATION AS OF 12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities                                   56.7%
Long-Term Foreign Bonds - Investment Grade          23.1%
U.S. Treasury Securities                            13.4%
Cash Equivalents/Receivables                         6.8%

TOP 10 HOLDINGS AS OF 12/31/97

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Note (5.75%) 2003                          3.5%
 2.  U.S. Treasury Bond (8.125%) 2019                         3.1%
 3.  Treuhandanstalt Obligation (7.00%) 1999                  2.1%
 4.  U.S. Treasury Note (7.875%) 2004                         1.9%
 5.  U.S. Treasury Note (7.25%) 2004                          1.9%
 6.  United Kingdom Treasury (8.00%) 2013                     1.7%
 7.  Australian Government (9.00%) 2004                       1.6%

Stocks
-------------------------------------------------------------------
 1.  Houghton Mifflin Co.                                     1.9%
 2.  UST Corp.                                                1.6%
 3.  Philip Morris Companies, Inc.                            1.6%

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 12/31/97

ADDITIONS:                      ELIMINATIONS:
Irish Life plc                  Waban, Inc.
Pharmacia and UpJohn, Inc.      Bank of New York Co., Inc.
BJ's Wholesale Club, Inc.       Repsol S.A.
Potash Corp. of Saskatchewan    Valeo S.A.
Peninsular & Orient Steam       MCI Communications Corp.
 Navigation                     PSA Peugeot Citroen S.A.
Borg-Warner Automotive, Inc.    General Motors Corp.
Albertson's, Inc.               Novartis AG
Royal Sun Alliance Insurance    Greenfield Industries, Inc.
 Group                          East Japan Railway Co.
Mediaset Spa
Bank of Ireland

FORTIS SERIES FUND: GLOBAL ASSET ALLOCATION SERIES
(SUBADVISED BY MORGAN STANLEY ASSET MANAGEMENT)

DESIGNED ESPECIALLY FOR INVESTORS WHO WANT A FLEXIBLE PORTFOLIO THAT SEEKS TOTAL RETURN FROM A BLEND OF GROWTH POTENTIAL AND CURRENT INCOME FROM AROUND THE WORLD, INCLUDING THE UNITED STATES. THE MONEY MANAGERS INVEST IN GLOBAL STOCKS, BONDS AND MONEY MARKETS IN PERCENTAGES THAT MAY VARY WITH MARKET CONDITIONS.

REVIEW

During the fourth quarter, the Global Asset Allocation Portfolio gained 0.9 percent, with the equity component outperforming its benchmark and the fixed income portion slightly behind. For the full year, both sectors outperformed, with the equities up 25.4 percent compared with the MSCI World Index return of
16.0 percent. The major contributors to the outperformance were strong stock selection in Europe and Japan and minimal exposure to the collapsing Southeast Asian markets. The bond holdings gained 2.8 percent ahead of the Salomon Brothers World Government Bond Index return of .24 percent. The total fund return for the full year was 13.5 percent.

The United States was again among the strongest equity markets, with the MSCI USA Index rising 3.4 percent over the quarter and 33.4 percent for the year as a whole. The continuing crisis in Asia dominated the period, with U.S. stocks enjoying safe-haven status encouraged by the strength of the dollar. However, investor nervousness was heightened by several high profile earnings warnings and an awareness of the importance of Asian growth on the technology sector. LARGE CAPITALIZATION, defensive stocks, such as utilities, telecoms and banks, continued to benefit, boosted by further merger activity and continuing strong balance sheets. Following a volatile period, the MSCI Europe Index ended the quarter up 0.1 percent in U.S. dollar terms to give a return of 23.8 percent for the year. The main beneficiaries of the Asian story were the more liquid markets of Germany, France and Switzerland. Those markets with a heavier concentration in the financial industry also performed well due to the restructuring in the sector and particularly the merger of USB and Swiss Bank Corp. The MSCI Japan Index fell 19.8 percent during the quarter in U.S. dollar terms resulting in a loss of 23.7 percent for the year. The deepening banking crisis, the impact of Asia on corporate earnings, continuing weak private consumption and the specter of deflation all weighed down on stocks. Weakest sectors included banks, construction and CYCLICALS, while the large exporters continued to benefit from yen weakness.

Global fixed income markets performed well in local currency terms during the fourth quarter, largely in response to the Asian economic crisis. Two positive influences for bond markets were the general perception that the region's problems would reduce world growth, and that the devaluation of Asian currencies would increase competitive pressures globally and keep inflation in check. Continuing a trend, bond market returns in U.S. dollar terms were significantly reduced as the dollar gained on its safe-haven status. Over the quarter, the dollar rose 1.8 percent versus the deutschemark and 7.7 percent versus the Japanese yen.

Our major strategy move over the quarter was a 2 percent reduction in the underweighting of the Japanese yen in favor of the dollar. Our interest rate exposure remained broadly neutral in the DOLLAR BLOC and European markets, and underweight in the Japanese market. During the quarter, your Portfolio benefited from its overweighting in the European high yield and Irish bond markets and its underweighting in the yen.

OUTLOOK

Although the impact of the Asian crisis will be to slow economic growth, the expansions in Europe and North America are set to continue. In the United States, the Asian crisis should help lower growth to a more sustainable pace. This reduction, combined with the likely pressure on goods' pricing resulting from the increased competitiveness of Asian exporters, will both act to prevent any near-term tightening on the part of the FEDERAL RESERVE. U.S. labor markets are very tight, however, and the prospect remains for increases in both U.S. wages and service sector prices. Within Europe, inflation is at a low. Exchange rates at competitive levels to the dollar and still lower interest rates continue to promote a broadening of the recovery. The impact of Asia will likely also be less within Europe than the United States. We remain cautious of increasing interest rate exposure in either North America or Europe at the current time. In Japan, we retain the view that the exceptionally low levels of Japanese yields offer minimal value.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     SALOMON BROS WORLD            GLOBAL ASSET
                                     GOV'T BOND INDEX +        MSCI WORLD INDEX ++       ALLOCATION SERIES
1/3/95                                             $10,000                     $10,000               $10,000
95                                                  11,904                      12,132                11,747
96                                                  12,335                      13,830                13,242
97                                                  12,364                      16,048                15,031
Global Asset Allocation Series
Average Annual Total Return*
                                                     Since
1 Year                                    January 3,1995**
+13.51%                                            +14.58%

                        Annual period ended December 31

Past performance is not indicative of future performance.
Investment return and principal value will fluctuate so
that shares, when redeemed, may be worth more or less than
their original cost. This represents the performance of the
Series itself, without the expenses associated with the
variable annuities or variable universal life insurance
policies.
    *    SEC defined total returns, including reinvestment
         of all dividend and capital gains distributions.
   **    Date shares were first offered to the public.
    + An unmanaged index of world government bonds with maturities of at least one year.
   ++ An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                  42.3%
Cash Equivalents/Receivables           10.3%
Banks                                   9.4%
Financial Services                      5.6%
Utilities-Telephone                     5.5%
Oil-Refining                            5.3%
Drugs                                   4.4%
Office Equipment and Supplies           4.4%
Insurance                               3.5%
Utilities-Electric                      3.5%
Aerospace and Equipment                 2.9%
Chemicals-Specialty                     2.9%

TOP 10 HOLDINGS AS OF 12/31/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Republic New York Corp.                                  2.7%
 2.  Federated Department Stores, Inc.                        2.1%
 3.  International Business Machines Corp.                    2.1%
 4.  Burlington Northern Santa Fe Corp.                       2.0%
 5.  Bank of New York Co., Inc.                               2.0%
 6.  Fannie Mae                                               2.0%
 7.  U.S. Bancorp                                             2.0%
 8.  Royal Dutch Petroluem Co. NY Shares                      1.9%
 9.  Finova Group, Inc.                                       1.9%
10.  American International Group, Inc.                       1.8%

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 12/31/97

ADDITIONS:                      ELIMINATIONS:
Republic New York Corp.         Kimco Realty Corp.
Fannie Mae                      Columbia/HCA Healthcare Corp.
U.S. Bancorp                    Exxon Corp.
Royal Dutch Petroleum Co. NY    ADT Ltd.
 Shares                         Owens Corning
American International Group,   Mallinckrodt Group, Inc.
 Inc.                           Ameritech Corp.
Mobil Corp.                     Interpublic Group of
Cincinnati Bell, Inc.            Companies, Inc.
BankBoston Corp.                Vishay Intertechnology, Inc.
Bell Atlantic Corp.             Grainger (W.W.), Inc.
Hartford Financial Services
 Group

FORTIS SERIES FUND: VALUE SERIES

DESIGNED FOR INVESTORS WHO LIKE TO DISCOVER QUALITY-GROWTH INVESTMENT OPPORTUNITIES AT "BARGAIN" PRICES. THE PORTFOLIO MANAGERS CHOOSE STOCKS WITH CURRENT PRICES THAT DO NOT NECESSARILY REFLECT THE STOCKS' POTENTIAL VALUE.

REVIEW

The Value Portfolio achieved a total return of 25.24 percent for the 12 months ending December 31, 1997, which compares to the somewhat larger increase of
33.26 percent for the S&P 500 over the same period.

Common stocks in general achieved very strong returns in 1997. Sector performance varied considerably from quarter to quarter. However, for the year, LARGE CAPITALIZATION STOCKS tended to perform better than their smaller counterparts, while growth stocks tended to perform better than value stocks. The Value Portfolio benefited from moderately above-average exposure (relative to the competition) to common stocks with relatively stable earnings growth.

OUTLOOK

We will keep a cautious outlook, given the stock market's strong performance over the past three years. We will continue to focus our efforts on identifying and investing in undervalued, large capitalization companies that have above-average earnings stability.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      S&P 500***          VALUE SERIES
5/1/86                          $10,000         $10,000
96                               11,453          11,149
97                               15,262          13,962
Value Series
Average            Annual Total Return*
                                  Since
1 Year                    May 1, 1996**
+25.24%                         +22.14%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                30.0%
Cash Equivalents/Receivables         10.3%
Drugs                                10.1%
Utilities-Telephone                   8.0%
Real Estate-Investment Trust          7.0%
Finance Services                      6.9%
Natural Gas Transmissions             5.9%
Banks                                 5.1%
Utilities-Electric                    4.7%
Food                                  4.3%
Oil-Crude Petroleum and Gas           3.9%
Insurance                             3.8%

TOP 10 HOLDINGS AS OF 12/31/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  SBC Communications, Inc.                                 2.0%
 2.  Glaxo Wellcome ADR                                       2.0%
 3.  Lilly (Eli) & Co., Inc.                                  1.9%
 4.  Enron Corp.                                              1.9%
 5.  Duke Energy Corp.                                        1.8%
 6.  Sunamerica, Inc. Convertible Preferred                   1.8%
 7.  General Electric Co.                                     1.8%
 8.  AES Corp. Convertible, Ser A "Tecons"                    1.8%
 9.  Banc One Corp.                                           1.7%
10.  Household International, Inc.                            1.7%

TEN LARGEST PORTFOLIO CHANGES
FOR THE YEAR ENDED 12/31/97

ADDITIONS:                      ELIMINATIONS:
SBC Communications, Inc.        PanEnergy Corp.
Glaxo Wellcome plc ADR          Beacon Properties Corp.
Duke Energy Corp.               Student Loan Marketing
AES Corp. Conv. Preferred, Ser   Association
 A "Tecons"                     Kerr-McGee Corp.
Ameritech Corp.                 Safeco Corp.
Texaco, Inc.                    Monterey Resources, Inc.
Excel Realty Trust, Inc.        American Brands, Inc.
Royal Caribbean Cruises Ltd.    Green Tree Financial Corp.
Equity Office Properties Trust  Frontier Corp.
Washington Mutual, Inc.         Readers Digest Association,
                                 Inc. Class A

FORTIS SERIES FUND: GROWTH & INCOME SERIES

THIS PORTFOLIO OFFERS A SOLUTION TO INVESTORS WHO WANT TO COMBINE CONSERVATIVE GROWTH OPPORTUNITIES WITH INCOME POTENTIAL. IT FOCUSES ON COMPANIES WITH ATTRACTIVE CURRENT DIVIDEND YIELDS RELATIVE TO THE STANDARD AND POOR'S 500 STOCK INDEX. THE PORTFOLIO IS WELL DIVERSIFIED WITH EXPOSURE TO MANY SECTORS OF THE ECONOMY.

REVIEW

The Growth & Income Portfolio focuses on companies with growing streams of earnings and dividends. The Portfolio is well diversified by economic sector and generally is comprised of more mature companies which have the ability to share their earnings growth with shareholders through dividend increases. Currently, the largest sector weightings include financial, healthcare, utilities and energy.

For the second half of fiscal 1997, the fund returned 11.26 percent. This compares to the 10.58 percent increase in the S&P 500 Index over the similar period. For the year as a whole, the Growth & Income Portfolio posted a gain of
27.69 percent, which compares to the somewhat larger increase of 33.26 percent for the S&P 500 over the same period. Although selected areas of the technology sector posted strong results, the portfolio did not reap these benefits; we underweight this sector because it pays few dividends. We also had an above-average weighting in cash reserves, which detracted from overall performance in a period of strong market returns.

OUTLOOK

Looking at the year ahead, the market outlook remains generally optimistic. Low rates of inflation and interest rates coupled with moderate economic growth may justify currently lofty market valuations. We believe that a slowing in corporate earnings growth is perhaps the greatest potential hazard to these current market valuation levels. While mindful of changing overall levels of economic growth, the Growth & Income Portfolio's focus continues to be on companies that exhibit steady earnings and dividend growth.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                     GROWTH &
                                   S&P 500***      INCOME SERIES
5/2/94                                    10,000           10,000
94                                        10,397           10,174
95                                        14,297           13,196
96                                        17,524           16,035
97                                        23,352           20,475
Growth & Income Series
Average Annual Total Return*
                                           Since
1 Year                             May 2, 1994**
+27.69%                                  +21.57%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Spending                    21.4%
Finance                             16.6%
Consumer Staples                    12.7%
Consumer Discretionary              11.1%
Health Care                          9.5%
Utilities                            9.2%
Energy & Related                     8.4%
Basic Industry                       4.8%
Cash Equivalents/Receivables         4.2%
Other                                2.1%

TOP 10 HOLDINGS AS OF 12/31/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  General Electric Co.                                     3.1%
 2.  Coca Cola Co.                                            2.1%
 3.  Microsoft Corp.                                          2.0%
 4.  EXXON Corp.                                              1.9%
 5.  Merck & Co., Inc.                                        1.6%
 6.  Royal Dutch Petroleum NY Reg Shares                      1.5%
 7.  Intel Corp.                                              1.5%
 8.  Philip Morris Co., Inc.                                  1.4%
 9.  Procter & Gamble Co.                                     1.4%
10.  International Business Machines                          1.3%

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 12/31/97

ADDITIONS:                      ELIMINATIONS:
Cendant Corp.                   Nynex Corp.
CBS Corp.                       McDonnell Douglas Corp.
Washington Mutual, Inc.         Pacific Telesis Group
P G & E Corporation             WMX Technologies, Inc.
Waste Management,               American Brands, Inc.
 Inc.                           CUC International, Inc.
Raytheon Corp Class B           First Bank System, Inc.
Charles Schwab Corp.            Pacific Gas & Elect5ic
Healthsouth Corp.               HFS, Inc.
HBO & Company of Georgia        Alco Standard Corp.
State Street Corp.

FORTIS SERIES FUND: S&P 500 INDEX SERIES
(SUBADVISED BY DREYFUS)

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR INVESTORS WHO WANT TO EMULATE THE TOTAL RETURN OF THE STANDARD & POOR'S 500 STOCK INDEX.

REVIEW

For the 12-month period ended December 31, 1997, the Portfolio realized a total return of 32.3 percent, while the Standard & Poor's 500 Stock Index had a total return of 33.3 percent. This minor underperformance was due to the fact that the Portfolio must pay certain expenses that the index does not incur.

The Portfolio is designed to replicate the LARGE CAPITALIZATION U.S. equity market as it is represented by the S&P 500 Index. Large capitalization equities had a very strong 12 months, outperforming both SMALL AND MID-CAPITALIZATION STOCKS.

In 1997, some of the best performing groups in the S&P 500 were trucking, savings & loan, brokerage and investment banking companies. Currently, the Fortis S&P Index Portfolio holds all 500 stocks in the S&P 500 in approximately the direct proportion to their weight in the index.

OUTLOOK

As a Portfolio that mirrors the holdings of an existing stock index, we will continue to make the appropriate changes in accordance with the Portfolio's investment objective.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   S&P 500***      S&P 500 SERIES
5/1/96                                    10,000            10,000
96                                        11,453            11,429
97                                        15,262            15,123
S&P 500 Index Series
Average Annual Total Return*
                                           Since
1 yr                               May 1, 1996**
+32.32%                                  +28.13%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                              42.4%
Finance Services                    8.6%
Drugs                               8.1%
Banks                               7.6%
Cash Equivalent/Receivables         7.6%
Computer-Software                   5.3%
Food                                5.0%
Insurance                           4.4%
Business Services                   3.0%
Utilites-Telephone                  3.0%
Retail-Department Stores            2.8%
Aerospace and Equipment             2.2%

TOP 10 HOLDINGS AS OF 12/31/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Travelers Group, Inc.                                    1.5%
 2.  Merck & Co., Inc.                                        1.4%
 3.  AlliedSignal, Inc.                                       1.3%
 4.  Pfizer, Inc.                                             1.2%
 5.  Tyco International Ltd.                                  1.2%
 6.  Fannie Mae                                               1.2%
 7.  Freddie Mac                                              1.2%
 8.  Philip Morris Companies, Inc.                            1.2%
 9.  Mellon Bank Corp.                                        1.1%
10.  Safeway, Inc.                                            1.1%

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 12/31/97

ADDITIONS:                      ELIMINATIONS:
Cendant Corp.                   Columbia/HCA Healthcare Corp.
Bristol-Myers Squibb Co.        Alco Standard Corp.
U.S. Bancorp                    Eastman Kodak Co.
Tribune Co.                     Student Loan Marketing
CVS Corp.                        Association
Service Corp. International     Revco D.S., Inc.
Mattel, Inc.                    3Com Corp.
First Union Corp.               Tupperware Corp.
SLM Holding Corp.               Vencor, Inc.
Starwood Lodging Trust          PacifiCare Health Systems,
                                 Inc. Class B
                                Richfood Holding, Inc.

FORTIS SERIES FUND: BLUE CHIP STOCK SERIES
(SUBADVISED BY T. ROWE PRICE)

THE MONEY MANAGERS FOR THIS PORTFOLIO TARGET "BLUE CHIP" COMPANIES WITH LEADING MARKET POSITIONS, SEASONED MANAGEMENT AND STRONG FINANCIAL FUNDAMENTALS. IT IS DESIGNED FOR PEOPLE WHO WANT TO INVEST IN WELL-ESTABLISHED COMPANIES THAT GENERATE CONSISTENT, DURABLE EARNINGS GROWTH WITH THE POTENTIAL FOR ABOVE AVERAGE STOCK PERFORMANCE.

REVIEW

The U.S. stock market again surprised many investors with its consistent strength. Mounting problems in several Asian economies have caused investors to begin to question the underpinnings of the long economic expansion in the United States and many of our trading partners. While the severity and the ultimate effect of the problems in Asia should not be underestimated, the environment for U.S. equities continues to be favorable. Inflation and interest rate data, mutual fund inflows and corporate earnings are also positive.

In this favorable environment, the Blue Chip Stock Portfolio continues to perform reasonably well. For the 12 months ending December 31, the Portfolio returned 27.00 percent, outperforming the LIPPER VA UNDERLYING GROWTH FUNDS AVERAGE but trailing the return of the Standard & Poor's 500 Stock Index (33.3 percent).

Financial stocks performed well as interest rates moderated and investors continue to focus on companies with consistent earnings growth and strong capital generation (funding significant share repurchase). Consumer product stocks continued to play a key role in the Portfolio's performance. Pharmaceutical stocks have been the standouts with Pfizer being one of the top contributors to performance. Consumer services stocks were also among the many performers for the portfolio. In the retailing area, the Portfolio scored respectable gains with holdings such as Safeway, CVS and Home Depot. In general, technology holdings performed quite well for 1997.

As always, there were stocks which produced disappointing results. In fact, the volatility of the market in 1997 tends to magnify the punishment which investors administer to stocks with flawed fundamentals. First Data, the leading provider of credit card servicing, was one of our largest losers. Margins contracted more than expected in its core business, and several ancillary businesses have not performed well. Although we have allowed this holding to diminish significantly in weight (as problems have been resolved), we think it will perform reasonably well over time. Vencor, the leader in acute hospital and nursing care, continues to struggle with Medicare reimbursement issues. Consequently, we eliminated this position.

OUTLOOK

Stock valuations remain expensive by all conventional valuation measures, particularly as evidenced by the historically low dividend yield on the S&P 500. We are also cautious because the market has generated strong results for several consecutive years, and the problems in Asia certainly have the potential to hurt earnings growth for certain multinational companies.

We are attempting to invest your money with the knowledge that the stock market will not always go up. We believe we can enhance returns and lower risk over time by investing in "all season" growth companies (those that can generate earnings growth regardless of the economic or interest rate environment), while striving to invest at reasonable valuations.

As always, we strive to seek out blue chip companies with leading market positions, seasoned management and strong financial fundamentals as we continue to believe they will provide superior investment results.
VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                    BLUE CHIP
                                               S&P 500***         STOCK SERIES
5/1/96                                                  10,000             10,000
96                                                      11,453             11,624
97                                                      15,262             14,763
Blue Chip Stock Series
Average Annual Total Return*
                                                         Since
1 year                                           May 1, 1996**
+27.00%                                                +26.30%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                                 39.3%
Other                                         20.7%
Receivables/Cash Equivalents                   7.7%
Germany                                        7.4%
United Kingdom                                 6.0%
France                                         4.4%
Japan                                          4.1%
Sweden                                         4.0%
Netherlands                                    3.8%
Finland                                        2.6%

TOP 10 HOLDINGS AS OF 12/31/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  SAP AG Systeme Preferred (Germany)                       4.0%
 2.  Gartner Group, Inc. Class A (US)                         2.7%
 3.  3Com Corp. (US)                                          2.2%
 4.  Petroleum Geo-Services ADR (Norway)                      2.2%
 5.  Cendant Corp. (US)                                       2.0%
 6.  Cisco Systems, Inc. (US)                                 1.9%
 7.  Telefonica de Espana S.A. ADR (Spain)                    1.8%
 8.  Tellabs, Inc. (US)                                       1.8%
 9.  Industri Matematik Internatinal Corp. (Sweden)           1.7%
10.  Nokia (AB) K Shares (Finland)                            1.7%

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 12/31/97

ADDITIONS:                      ELIMINATIONS:
Cendant Corp.                   Wisconsin Central
Telefonica de Espana, S.A. ADR   Transportation Corp.
R&B Falcon Corp.                U.S. Robotics Corp.
Glaxo Wellcome plc ADR          Dixons Group plc
VNU-Verinigd Bezit              Fila Holdings S.p.A. ADR
Deutsche Lufthansa AG           Astra AB 'B'
Transocean Offshore, Inc.       CUC International, Inc.
Accustaff, Inc.                 Wolford AG
Stolt Comex Seaway S.A.         Credit Acceptance Corp.
Covance, Inc.                   Green Tree Financial Corp.
                                DDI Corp.

FORTIS SERIES FUND: GLOBAL GROWTH SERIES
SLIGHTLY MORE AGGRESSIVE GROWTH INVESTORS WHO WANT TO DIVERSIFY AND EXPAND THEIR HORIZONS BEYOND THE UNITED STATES MAY WANT TO CONSIDER THIS HIGHLY DIVERSIFIED PORTFOLIO.
REVIEW
As a global portfolio, the Global Growth Portfolio has the flexibility to invest in a variety of stock markets around the world, including the United States. This is a highly diversified Portfolio composed of companies with superior growth prospects. The Portfolio had 101 holdings in 22 different nations at year end 1997.
The Global Growth Portfolio had a total return of 6.8 percent during 1997, compared to a return of 16.0 percent for the MSCI World Index. Many mid-sized and smaller global holdings lagged in performance versus their larger counterparts during 1997. The best performing equities on a global basis tended to be in the "mega cap"category of the world's largest corporations. The Portfolio's exposure to this segment was limited to companies in overseas markets. In the United States, the primary focus has been on mid-sized growth companies in industries such as technology, energy services and consumer-related. Historically, these types of companies have demonstrated superior growth relative to the average company. We anticipate that the market will refocus its attention on growth companies sometime in 1998.
OUTLOOK
Due to the crisis in Asia and the expectation of a slowing global economy during 1998, the market outlook on the near term basis remains uncertain. The volatility experienced in the world's equity markets over the past year will likely continue into 1998. Financial markets are concerned about several important factors: competitive currency devaluations in southeast Asia, the corresponding deflationary pressures from lower export prices, a slowing of the world's economy, and the corresponding slowdown in corporate earnings in the United States.
Slower economic growth, reduced commodity prices, and excess global capacity should lead to a disinflationary environment. This in turn should help sustain interest rates at low levels. Longer term, these factors could prove to be positive for financial markets; however, an adjustment period to the lower level of corporate earnings will be required.

VALUE OF $10,000 INVESTED MAY 1, 1992

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   MSCI WORLD INDEX***     GLOBAL GROWTH PORTFOLIO
5/1/92                                            10,000                     10,000
92                                                10,236                     11,088
93                                                12,613                     13,075
94                                                13,317                     12,685
95                                                16,156                     16,553
96                                                18,417                     19,715
97                                                21,371                     21,059
Global Growth Series
Average Annual Total Return*
                                                                              Since
1 Year                                            5 Year              May 1, 1992**
+6.82%                                           +13.69%                    +14.04%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                         18.8%
Cash Equivalents/Receivables                  15.6%
Computer-Software                             12.1%
Financial Services                             9.0%
Retail-Specialty                               9.0%
Oil-Offshore Drilling                          6.8%
Health Care Services                           6.4%
Machinery-Oil and Well                         6.3%
Telecommunication Equipment                    5.9%
Computer-Communications Equipment              4.1%
Telephone Services                             3.9%
Banks                                          2.1%

TOP 10 HOLDINGS AS OF 12/31/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  WorldCom, Inc.                                           3.9%
 2.  BMC Software, Inc.                                       3.7%
 3.  Cisco Systems, Inc.                                      3.4%
 4.  Tellabs, Inc.                                            3.3%
 5.  Petroleum Geo-Services ADR                               3.2%
 6.  Cendant Corp.                                            3.1%
 7.  Microsoft Corp.                                          3.0%
 8.  Solectron Corp.                                          2.7%
 9.  Medtronic, Inc. (and rights)                             2.5%
10.  HBO & Co.                                                2.5%

TEN LARGEST PORTFOLIO CHANGES FOR
THE YEAR ENDED 12/31/97

ADDITIONS:                      ELIMINATIONS:
Cendant Corp.                   MFS Communications
R & B Falcon Corp.               Co., Inc.
Banc One Corp.                  CUC International,
Cooper Cameron Corp.             Inc.
Transocean Offshore, Inc.       Informix Corp.
Healthsouth Corp.               HFS, Inc.
Dollar Tree Stores, Inc.        First USA, Inc.
American Express Co.            PacificCare Health
U.S. Filter Corp.                Systems, Inc. Class B
Dresser Industries, Inc.        Lone Star Steakhouse &
                                 Saloon, Inc.
                                Ascend Communications,
                                 Inc.
                                Cascade Communications
                                 Corp.
                                Computer Associates
                                 International, Inc.

FORTIS SERIES FUND: GROWTH STOCK SERIES

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO SEEK REWARD POTENTIAL ENTIRELY THROUGH U.S. STOCKS. IT INVESTS IN MEDIUM-SIZED GROWTH COMPANIES THAT HAVE MOVED BEYOND THE VENTURE STAGE.

REVIEW

The continuing strength of the stock market again benefited the performance of the Growth Stock Portfolio in 1997. The Portfolio's gain of 12.4 percent in the year reflected strength in a wide range of holdings including those in technology, energy services, health care and financial services. Our performance was restrained compared to the major indices, such as the S&P 500's gain of 33.3 percent, because we emphasize smaller companies more than the large multi-national companies that make up the bulk of those indexes. These large company stocks have benefited from a more defensive-oriented posture on the part of many investors during this period of global uncertainties and relatively high stock prices. In addition, as happened in late 1996, the last few weeks of the calendar year saw sharp declines in the price of a number of growth stocks, including those in technology and oil and gas service, two very important areas in our portfolio.

OUTLOOK

The recent pullback in the market reflects increasing concerns about the collapse of the economies, currencies and markets of several Asian countries, as well as severe weakness in Japan, and its impact on the U.S. economy and markets. There is also concern about the declining rate of expansion in corporate profits in this country, a condition which is expected to worsen with the result of the events occurring in the Far East. Nevertheless, the U.S. economy is fundamentally strong, inflation remains well under control and interest rates are at historically low levels. In fact, American economic strength and political stability provide a safe haven for funds of foreign investors in this time of global instability. While a continued increase in stock prices may have to await the resolution of Asia's problems, America's strengths should support its markets in the volatile days ahead.

VALUE OF $10,000 INVESTED JANUARY 1, 1988

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  S&P 500**     GROWTH STOCK SERIES
1/1/88                                $10,000                 $10,000
88                                     11,681                  10,449
89                                     15,359                  14,259
90                                     14,872                  13,818
91                                     19,415                  21,210
92                                     20,904                  21,834
93                                     22,993                  23,751
94                                     23,293                  23,082
95                                     32,029                  29,467
96                                     39,260                  34,305
97                                     52,317                  38,567
Growth Stock Series
Average Annual Total Return*
1 Year                                 5 Year                 10 Year
+12.42%                               +12.05%                 +14.45%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  An unmanaged index of 500 common stocks.

PORTFOLIO DIVERSIFICATION BY COUNTRY
AS OF 12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United Kingdom                      21.6%
Japan                               21.1%
France                              13.0%
Germany                             12.1%
Switzerland                          9.1%
Other                                5.9%
Italy                                5.2%
Sweden                               3.9%
Netherlands                          3.2%
Hong Kong                            2.6%
Cash Equivalents/Receivables         2.3%

TOP 10 HOLDINGS AS OF 12/31/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  British Aerospace (United Kingdom)                       3.2%
 2.  Sony Corp. (Japan)                                       2.3%
 3.  Viag AG(Germany)                                         2.3%
 4.  Elf Aquitaine (France)                                   2.2%
 5.  Ricoh Corp. Ltd. (Japan)                                 2.2%
 6.  Rhone Poulenc (France)                                   2.2%
 7.  CIE Generale Des Eaux (France)                           2.2%
 8.  Novartis AG (Switzerland)                                2.0%
 9.  Matsushita Electric Industrial Co. (Japan)               1.9%
10.  Telecom Italia S.p.A (Italy)                             1.9%

TEN LARGEST PORTFOLIO CHANGES FOR
THE YEAR ENDED 12/31/97

ADDITIONS:                      ELIMINATIONS:
Viag AG                         Rohm Co.
Telecom Italia S.p.A            Empresa Nacional de
Zurich Versicherungs             Electricidad
Diageo, Plc                     Grand Metropolitan ORD
Nippon Telegraph & Telephone    Veba AG
 Corp.                          Sears
National Westminster Bank       Allied Domecq plc
Telefonica de Espana            Toyota Motor
Axa S.A.                        Accor S.A.
Credit Suisse Group - Reg       Baloise Holdings Ltd.
Lucasvarity plc                 Total S.A. Co. Francaise
                                 Petroles 'B'

FORTIS SERIES FUND: INTERNATIONAL STOCK SERIES
(SUBADVISED BY LAZARD FRERES ASSET MANAGEMENT)

INVESTORS WILLING TO BALANCE THE RISKS AND REWARDS OF INTERNATIONAL STOCK INVESTING OFTEN SELECT THIS PORTFOLIO TO DIVERSIFY AN ESTABLISHED INVESTMENT STRATEGY. IT FOCUSES EXCLUSIVELY ON VALUE COMPANY STOCKS OUTSIDE OF THE UNITED STATES.

REVIEW

The International Stock Portfolio gained 12 percent in 1997, outpacing the weak MSCI EAFE INDEX which rose only 2 percent. This strong outperformance and the pattern of performance is consistent with the Lazard bottom-up value investment discipline. The Portfolio outperformed during a flat first quarter, participated in the second quarter bull rise of the equity market, and protected itself in the sliding second half when Asian financial turmoil sparked a global equity market decline, sending the MSCI EAFE down nearly 10 percent from its mid-July peak. In contrast, the Portfolio slipped just 3 percent, protecting its earlier gains.

Asian market turmoil and its global repercussions shook equity markets in the second half of 1997. The widely held belief that emerging Asian economies could grow 7 - 10 percent in perpetuity without contraction led to premium valuations. Due to these excessive valuations, the Portfolio had a very low exposure in Asia (excluding Japan) with less than 4 percent, a weighting prior to the crisis. Undisciplined capital spending, excessive property valuations, imprudent lending, and inappropriate policy responses ultimately led to the Asian currency devaluation and corresponding equity markets fall.

This past year, European managements started addressing global competition and recognizing shareholders through corporate action prompted by the impending EMU and the shifting European political climate. During the first quarter, Alcatel Alsthom's (France, telecom and energy systems) stock price soared over 60 percent as the company returned to profit delivering on a restructuring plan outlined by its CEO Serge Tchuruk in late 1995. Alcatel then turned to focusing its core business by taking control of Thomson-CSF (defense electronics) and finally closed the year by announcing its intention to spin off its GEC-Alsthom energy business. During the second quarter, Philips Electronics' (Netherlands) restructuring program implemented last year began to bear fruit in the form of its first quarterly earnings upturn in over two years. Other European companies are striving both to sharpen their globally competitive edge and to achieve better results by merging with others. Many of these combinations contributed to performance in the fourth quarter and over the full year: 1) In Germany, Thyssen and Krupp Hoesch announced a merger that will give them needed critical mass and help rationalize the highly competitive global steel industry; 2) Grand Metropolitan (UK) and Guinness (UK) merged to form Diageo creating a powerful combination of brands and distribution in the fragmented global spirits industry; and 3) B.A.T Industries merged its insurance business with Zurich Insurance (Switzerland) leaving B.A.T a focused tobacco company and strengthening Zurich's global financial presence.

Japanese stock selection was also a major contributor to returns even as Japanese equities struggled throughout 1997. Regional turmoil compounded domestic problems and a weak economic outlook continued to plague Japanese companies. Over the last two years, the Japanese equity market has become polarized as exporters forced to change to compete with global peers have prospered, while domestic companies in regulated industries have languished. Our focus on attractively priced proactive businesses led us to a high exposure in companies like Sony, Honda, and Nintendo. These stocks have in turn strongly outperformed the Japanese market as a whole. A weak Yen has helped, but they have also helped themselves with years of restructuring to develop competitive advantages globally in their respective industries. The select few Japanese domestic companies that are taking action to remain competitive in deregulating industries also boosted Portfolio performance. Orix (leasing) has taken a number of positive steps which have driven its stock to be the Portfolio's strongest performer this year. After its bad debt provisions peaked, Orix took over a bankrupt leasing company and announced and joint venture with Banc One to strengthen its core business and position itself to take advantage of favorable deregulation announced at the beginning of the year. Orix also recognized its shareholders by announcing a share buy back and became one of the first Japanese companies to align its management's interest with those of shareholders through a stock option incentive scheme. Such domestic leaders have joined global exporters to post strong absolute returns in a weak market.

OUTLOOK
Opportunities to create value in 1998 already appear: continuation of global industry consolidation, the impact of the "Euro", compelling Japanese equity valuations, and possible "bottom fishing" in emerging markets. While potential opportunities are readily apparent, risks appear: whether the "Euro" becomes a strong or weak currency will have a large portfolio impact, as will continued strength of the US dollar. Further potential deterioration of emerging markets and understanding the knock-on consequences for developed market companies may be one of the keys to success in 1998.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                     INTERNATIONAL
                                    MSCI EAFE***      STOCK SERIES
1/3/95                                      $10,000         $10,000
95                                           11,155          11,435
96                                           11,896          13,038
97                                           12,130          14,601
International Stock Series
Average Annual Total Return*
                                              Since
1 Year                            January 3, 1995**
+11.99%                                     +13.47%

                        Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of the stocks of Europe, Australia, and the Far East.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                 19.5%
Computer-Software                     15.4%
Business Services                     13.1%
Cash Equivalents/Receivables          11.7%
Retail-Speciality                     10.6%
Telephone Services                     9.7%
Health Care Services                   5.4%
Machinery-Oil and Well                 4.8%
Telecommunication Equipment            3.4%
Oil-Offshore Drilling                  3.3%
Medical Supplies                       3.1%

TOP 10 HOLDINGS AS OF 12/31/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Petroleum Geo-Services ADR                               2.6%
 2.  Intermedia Communications, Inc.                          2.2%
 3.  Input/Output, Inc.                                       2.2%
 4.  Parametric Technology Corp.                              1.9%
 5.  Acxiom Corp.                                             1.9%
 6.  U.S.A Waste Services, Inc.                               1.8%
 7.  Cisco Systems, Inc.                                      1.8%
 8.  Apollo Group, Inc. Class A                               1.7%
 9.  Sterling Commerce, Inc.                                  1.7%
10.  LCI International, Inc.                                  1.7%

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 12/31/97

ADDITIONS:                      ELIMINATIONS:
U.S.A. Waste Services, Inc.     MFS Communications Co., Inc.
Dollar Tree Stores, Inc.        Cascade Communications Corp.
Arterial Vascular Engineering,  United Waste Systems, Inc.
 Inc.                           Ascend Communications, Inc.
R & B Falcon Corp.              Network General Corp.
Cendant Corp.                   TeleTech Holdings, Inc.
HSN, Inc.                       Precision Response Corp.
WorldCom, Inc.                  Verity, Inc.
Stolt Comex Seaway S.A.         Medic Computer Systems, Inc.
General Nutrition Companies,    Rainforest Cafe, Inc.
 Inc.
Fiserv, Inc.

FORTIS SERIES FUND: AGGRESSIVE GROWTH SERIES
DESIGNED ESPECIALLY FOR THE MOST AGGRESSIVE, LONG-TERM INVESTOR WHO BELIEVES IN THE ENTREPRENEURIAL OPPORTUNITIES OF AMERICA. THIS PORTFOLIO INVESTS IN SMALLER, EMERGING GROWTH COMPANIES THAT HAVE HIGH UNIT GROWTH RATES FOR THEIR PRODUCTS OR SERVICES.
REVIEW
Overall market performance during 1997 was highly stratified according to size of company, with the very largest, moderate growth companies turning in very large gains, while mid-sized companies lagged and the smaller, high growth sector was significantly behind. The latter two sectors represented the majority of the investments in the portfolio, which leads to the underperformance that occurred in the first four months of the year. The Aggressive Growth Portfolio was up only 1.4 percent for the full year 1997 compared to the 33.3 percent return in the S&P 500 Index. However, with a 29.2 percent return over the last 8 months of the year, the Portfolio did outperform several major indices, such as the S&P 500 Index (22.6 percent) and the Russell 2000 (28.6 percent). The Portfolio remained well diversified among industry groups, and while committed to faster growing, emerging major growth companies of the future, the Portfolio continued to spread risk by holding approximately 90 different companies. We also aimed at slightly larger companies with more market liquidity.
OUTLOOK
The U.S. economy should be slowing in 1998, partly in response to the Asian difficulties, and overall corporate earnings growth may slow markedly. There is a great deal of uncertainty over the outlook for 1998, not unlike that of early 1997, and the market may remain volatile. There should, however, remain opportunities for price appreciation in companies where consistent, high growth rates persist, and we will make every effort to find these. Many of these companies are in the Portfolio now, and we will monitor them very carefully.
We will continue our focus on well-managed, emerging growth companies, with a bottom-up, company-by-company approach. Companies in the Aggressive Growth Portfolio will have higher growth rates relative to the moderating growth in the major companies. With interest rates lower and inflation remaining low, they should be able to perform well in the market. We emphasize a policy of longer term investing, which can benefit from volatility and the growth in the most dynamic sectors of the economy.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   S&P 500***      AGGRESSIVE GROWTH SERIES
5/2/94                                   $10,000                      $10,000
94                                        10,397                        9,811
95                                        14,297                       12,743
96                                        17,524                       13,718
97                                        23,352                       13,913
Aggressive Growth Series
Average Annual Total Return*
                                           Since
1 Year                             May 2, 1994**
+1.43%                                    +9.42%

                        Annual period ended December 31,
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

FORTIS SERIES FUND, INC.
MONEY MARKET SERIES
Schedule of Investments
December 31, 1997

SHORT-TERM INVESTMENTS-100.53%

--------------------------------------------------------------------------------
                                                                                               Standard
                                                                                               & Poor's
    Principal                                                                   Maturity        Rating
     Amount                                                        Yield          Date        (Unaudited)     Value (a)
   -----------                                                   ---------    ------------   -------------   ------------
                 BANKS-13.27%
   $3,000,000    Banc One Funding Corp.(d)....................      5.75%        01/23/98             A1     $ 2,989,267
    1,678,000    First Trust Money Market Variable Rate Time
                   Deposit....................................      5.56%        01/01/98            A1+       1,678,000
    2,900,000    Toronto-Dominion Holdings USA, Inc...........      5.66%        01/07/98            A1+       2,896,899
                                                                                                             ------------
                                                                                                               7,564,166
                                                                                                             ------------
                 BROKERAGE AND INVESTMENT-4.60%
    2,700,000    Merrill Lynch & Co., Inc.....................      5.91%        06/29/98            A1+       2,623,725
                                                                                                             ------------
                 CAPTIVE AUTO FINANCE-9.72%
    2,900,000    Ford Motor Credit Corp.......................      5.69%        01/22/98             A1       2,890,200
    1,200,000    General Motors Acceptance Corp...............      5.81%        03/24/98            P1*       1,184,507
    1,500,000    General Motors Acceptance Corp...............      5.85%        06/04/98            P1*       1,463,704
                                                                                                             ------------
                                                                                                               5,538,411
                                                                                                             ------------
                 CAPTIVE EQUIPMENT FINANCE-14.66%
    3,000,000    IBM Credit Corp..............................      5.73%        02/12/98             A1       2,980,077
    2,600,000    John Deere Capital Corp......................      5.81%        02/11/98             A1       2,582,862
    2,800,000    PACCAR Financial Corp........................      5.88%        01/09/98             A1       2,795,954
                                                                                                             ------------
                                                                                                               8,358,893
                                                                                                             ------------
                 CONSUMER FINANCING-24.04%
    3,000,000    American Express Credit Co...................      5.67%        02/02/98             A1       2,984,902
    2,700,000    American General Finance Corp................      5.89%        04/15/98             A1       2,655,112
    2,900,000    Beneficial Corp..............................      5.76%        02/09/98             A1       2,882,020
    2,700,000    Commercial Credit Corp.......................      5.78%        01/15/98             A1       2,693,644
    2,500,000    Household Financial Corp.....................      5.72%        01/29/98             A1       2,488,823
                                                                                                             ------------
                                                                                                              13,704,501
                                                                                                             ------------
                 DIVERSIFIED FINANCE-15.55%
      781,000    Associates Corp. Master Variable Rate Note...      5.44%        01/01/98            A1+         781,000
    2,700,000    CIT Group Holdings, Inc......................      5.84%        03/12/98             A1       2,669,754
    2,700,000    General Electric Capital Corp................      5.87%        04/24/98            A1+       2,651,436
    2,800,000    Prudential Funding Corp......................      5.82%        03/20/98             A1       2,765,345
                                                                                                             ------------
                                                                                                               8,867,535
                                                                                                             ------------
                 FOOD-GROCERY, MISCELLANEOUS-4.38%
    2,500,000    Nestle Capital Corp..........................      5.66%        01/09/98            A1+       2,496,537
                                                                                                             ------------
                 UTILITIES-ELECTRIC-14.31%
    2,600,000    Central & South West Credit, Inc.............      5.77%        02/05/98            A1+       2,585,414
    2,700,000    Duke Energy Corp.............................      5.81%        02/06/98             A1       2,684,266
    2,900,000    Wisconsin Electric Fuel Trust................      5.84%        01/27/98            A1+       2,887,602
                                                                                                             ------------
                                                                                                               8,157,282
                                                                                                             ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $57,311,050) (b)...........................                                               $57,311,050
                                                                                                             ------------
                                                                                                             ------------

 (a) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (b) Also represents cost for federal income tax purposes.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.08% of total net assets as of December 31, 1997.
 (d) Commercial paper sold within the terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". This security has been determined to be liquid under the guidelines established by the Board of Directors. The aggregate value of this security at December 31, 1997, was $2,989,267, which represents 5.24% of total net assets.
  * Moody's Rating

FORTIS SERIES FUND, INC.
U.S. GOVERNMENT SECURITIES SERIES
Schedule of Investments
December 31, 1997

U.S. GOVERNMENT SECURITIES-94.82%

--------------------------------------------------------------------------------
    Principal                                                                         Market
      Amount                                                        Cost (a)         Value (b)
   ------------                                                   -------------    -------------
                  FEDERAL HOME LOAN MORTGAGE CORPORATION-1.48%
                  MORTGAGE BACKED SECURITIES:
   $    12,439    11.25% 2015..................................   $      13,531    $      13,862
                                                                  -------------    -------------
                  NOTES:
     2,000,000    6.75% 2006...................................       2,060,881        2,090,924
                                                                  -------------    -------------
                  TOTAL FEDERAL HOME LOAN MORTGAGE
                    CORPORATION................................       2,074,412        2,104,786
                                                                  -------------    -------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION-19.67%
                  MORTGAGE BACKED SECURITIES:
     1,520,000    6.00% 2013(f)................................       1,486,750        1,495,300
     2,444,047    6.50% 2010-2024..............................       2,413,961        2,445,483
       750,000    6.54% 2007...................................         764,054          762,891
    10,995,243    7.00% 2003-2025..............................      10,837,205       11,084,482
     3,030,246    7.50% 2023...................................       3,118,313        3,099,372
       233,596    8.50% 2017...................................         239,017          243,889
       166,291    9.00% 2020-2021..............................         165,943          176,685
     1,015,498    9.75% 2020...................................       1,095,468        1,094,356
                                                                  -------------    -------------
                                                                     20,120,711       20,402,456
                                                                  -------------    -------------
                  NOTES:
     3,935,000    6.58% 2007...................................       3,925,843        4,078,191
                                                                  -------------    -------------
                  REMIC-Z BONDS:
     3,560,670    6.89% Z-Tranche Ser 1997-M Class 2A
                    2035(e)....................................       3,364,758        3,456,075
                                                                  -------------    -------------
                  TOTAL FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION................................      27,411,312       27,936,722
                                                                  -------------    -------------
                  GOVERNMENT NATIONAL MORTGAGE
                  ASSOCIATION-11.02%
                  MORTGAGE BACKED SECURITIES:
     9,391,606    7.50% 2027...................................       9,454,448        9,617,587
     2,481,213    9.00% 2020...................................       2,599,071        2,653,347
       274,072    9.125% 2018..................................         280,538          274,414
     2,889,089    9.50% 2018-2021..............................       2,997,435        3,103,485
                                                                  -------------    -------------
                  TOTAL GOVERNMENT NATIONAL MORTGAGE
                    ASSOCIATION................................      15,331,491       15,648,833
                                                                  -------------    -------------
                  OTHER DIRECT FEDERAL OBLIGATIONS-18.48%
                  FEDERAL HOME LOAN BANK:
     2,500,000    5.925% 2000..................................       2,503,720        2,503,625
     7,895,000    7.31% 2004...................................       7,915,502        8,439,337
                                                                  -------------    -------------
                                                                     10,419,222       10,942,962
                                                                  -------------    -------------
                  TENNESSEE VALLEY AUTHORITY:
    15,000,000    6.375% Global 2005...........................      14,413,004       15,305,910
                                                                  -------------    -------------
                  TOTAL OTHER DIRECT FEDERAL OBLIGATIONS.......      24,832,226       26,248,872
                                                                  -------------    -------------
                  OTHER GOVERNMENT AGENCIES-2.34%
                  RESOLUTION FUNDING CORPORATION:
     9,000,000    8.395% Zero Coupon Strips 2014(d)............       2,536,846        3,330,081
                                                                  -------------    -------------
                  U.S. TREASURY SECURITIES-41.83%
                  BONDS:
     2,250,000    8.125% 2019-2021.............................       2,555,950        2,824,790
                                                                  -------------    -------------
                  NOTES:
     7,100,000    5.625% 1999..................................       7,086,706        7,091,125
     1,350,000    6.00% 1999...................................       1,349,359        1,356,750
     5,825,000    6.125% 2001..................................       5,741,459        5,903,270
    28,230,000    6.375% 2000..................................      28,418,159       28,653,450
     8,625,000    6.625% 2002..................................       8,887,925        8,905,312

FORTIS SERIES FUND, INC.
U.S. GOVERNMENT SECURITIES SERIES (CONTINUED)
Schedule of Investments
December 31, 1997

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                                         Market
      Amount                                                        Cost (a)         Value (b)
   ------------                                                   -------------    -------------
   $ 4,390,000    6.875% 2006..................................   $   4,529,838    $   4,698,670
                                                                  -------------    -------------
                                                                     56,013,446       56,608,577
                                                                  -------------    -------------
                  TOTAL U.S. TREASURY SECURITIES...............      58,569,396       59,433,367
                                                                  -------------    -------------
                  TOTAL U.S. GOVERNMENT SECURITIES.............   $ 130,755,683    $ 134,702,661
                                                                  -------------    -------------
                                                                  -------------    -------------

SHORT-TERM INVESTMENTS-6.22%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (b)
   -----------                                                   -------------
                 BANKS-0.34%
   $  482,000    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.56%.............   $     482,000
                                                                 -------------
                 DIVERSIFIED FINANCE-3.35%
    4,765,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.44%......................       4,765,000
                                                                 -------------
                 U.S. GOVERNMENT AGENCY-2.53%
    1,600,000    Federal Home Loan Mortgage Corp., 5.82%,
                   1-20-1998..................................       1,594,925
    2,000,000    Federal National Mortgage Assoc., 5.61%,
                   1-5-1998...................................       1,998,475
                                                                 -------------
                                                                     3,593,400
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................       8,840,400
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $139,596,083) (a)..........................   $ 143,543,061
                                                                 -------------
                                                                 -------------

 (a) At December 31, 1997, the cost of securities for federal income tax purposes was $139,803,921 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 3,943,008
Unrealized depreciation.....................................     (203,868)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 3,739,140
-------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) The interest rate disclosed for this security represents the effective yield on the date of acquisition.
 (e) Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate. The interest rate disclosed represents the effective rate at which the additional principal is currently being accrued.
 (f) The cost of securities purchased on a when-issued basis at December 31, 1997, was $1,486,750.

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES
Schedule of Investments
December 31, 1997

WARRANTS-0.11%

--------------------------------------------------------------------------------
                                                                                Market
   Shares                                                      Cost (b)        Value (c)
   -------                                                   ------------    -------------
             CONSUMER GOODS-0.11%
    1,000    Iridium LLC/Capital Corp. (Warrants) (a)
               (d)........................................   $    96,501     $     115,000
                                                             ------------    -------------

MUNICIPAL BONDS-2.83%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
     Amount                                                      (Unaudited)      Cost (b)        Value (c)
   -----------                                                  -------------   ------------    -------------
                 GENERAL OBLIGATIONS-1.41%
   $  500,000    Atlanta Georgia, 5.125% Public Improvement
                   General Obigation Ser B 12-1-2021..........           AA     $   493,558     $     499,292
    1,000,000    California State, 5.125% General Obligation
                   10-1-2027..................................           A+         981,946           983,411
                                                                                ------------    -------------
                                                                                  1,475,504         1,482,703
                                                                                ------------    -------------
                 TRANSPORTATION-1.42%
      500,000    Massachusetts Bay, 5.00% Transportation Auth
                   Rev Bond Ser C 3-1-2024....................          AA-         482,285           485,752
    1,000,000    Massachusetts Turnpike Authority, 5.125% Rev
                   Bond Ser A 1-1-2023........................          AAA       1,011,980         1,005,000
                                                                                ------------    -------------
                                                                                  1,494,265         1,490,752
                                                                                ------------    -------------
                 TOTAL MUNICIPAL BONDS........................                  $ 2,969,769     $   2,973,455
                                                                                ------------    -------------
                                                                                ------------    -------------

ASSET BACKED SECURITIES-21.94%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
     Amount                                                      (Unaudited)      Cost (b)        Value (c)
   -----------                                                  -------------   ------------    -------------
                 COMMERCIAL LOANS-12.07%
   $  447,151    DLJ Mortgage Acceptance Corp., 7.28% Ser
                   1996-CF1 Class A-1A 3-13-2028 (d)..........          AAA     $   450,459     $     462,103
    1,250,000    First Union Lehman Brothers Commercial
                   Mortgage, 7.30% Ser 1997-C1 Class A2
                   12-18-2006.................................         Aaa*       1,262,539         1,307,812
      851,938    GS Mortgage Securities Corp. II Protective
                   Life, 7.02% Ser 1996-PL Class A1
                   3-1-2026...................................         Aaa*         851,884           865,782
      914,035    J.P. Morgan Commercial Mortgage Finance
                   Corp., 6.47% Ser 1996-C2 Class A
                   11-25-2027.................................          AAA         920,541           917,719
      895,086    Merrill Lynch Mortgage Investors, Inc., 6.79%
                   Variable Rate Ser 1995-C3 Class A1
                   12-26-2025.................................          AAA         870,954           904,028
    1,400,000    Merrill Lynch Mortgage Investors, Inc., 7.42%
                   Ser 1996-C1 Class B 4-25-2028..............           AA       1,365,254         1,499,638
    1,000,000    Midland Realty Acceptance Corp., 7.76% Ser
                   1996-C1 Class B 7-25-2008..................           AA       1,009,307         1,067,812
      250,000    Morgan Stanley Capital I, Inc., 7.27% Ser
                   1997-HF1 Class A2 1-15-2007 (d)............         Aaa*         254,287           262,070
      600,000    Morgan Stanley Capital I, Inc., 7.38% Ser
                   1996-WF1 Class A3 8-15-2006 (d)............         Aaa*         611,486           632,062
    1,650,000    Mortgage Capital Funding, Inc., 7.90% Ser
                   1996-MC1 Class B 2-15-2006.................          AA+       1,665,146         1,773,453
    2,000,000    Nationslink Funding Corp., 7.52% Ser 1996-1
                   Class A2 7-20-2005.........................          AAA       2,002,182         2,095,625
      878,432    Nationslink Funding Corp., 7.53% Ser 1996-1
                   Class A1 9-20-2002.........................          AAA         885,323           912,609
                                                                                ------------    -------------
                                                                                 12,149,362        12,700,713
                                                                                ------------    -------------
                 HOUSING-1.21%
      750,000    Money Store (The) Home Improvement Trust,
                   7.41% Ser 1997-1 Class M1 5-15-2017........           AA         753,014           781,378
      500,000    Money Store (The) Residential Trust, 7.09%
                   1997-I-M1 7-15-2016........................           AA         499,922           492,344
                                                                                ------------    -------------
                                                                                  1,252,936         1,273,722
                                                                                ------------    -------------
                 MANUFACTURED HOMES-3.25%
    1,800,000    Green Tree Financial Corp., 7.20% Ser 1993-4
                   Class B1 1-15-2019.........................        Baa3*       1,787,349         1,823,062
    1,500,000    Green Tree Financial Corp., 7.65% Ser 1994-1
                   Class A5 4-15-2019.........................         Aa2*       1,494,141         1,589,828
                                                                                ------------    -------------
                                                                                  3,281,490         3,412,890
                                                                                ------------    -------------
                 MISCELLANEOUS-0.28%
      295,009    Fifth Third Auto Grantor Trust, 6.70% Ser
                   1996-B Class B 3-15-2002...................            A         294,843           296,540
                                                                                ------------    -------------

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
December 31, 1997

ASSET BACKED SECURITIES-CONTINUED
--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
     Amount                                                      (Unaudited)      Cost (b)        Value (c)
   -----------                                                  -------------   ------------    -------------
                 MULTI-FAMILY LOANS-4.17%
   $2,150,000    DLJ Mortgage Acceptance Corp., 8.50%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1994-MF4 Class A2 4-18-2001................            A     $ 2,180,486     $   2,239,591
    1,500,000    DLJ Mortgage Acceptance Corp., 8.80%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1993-MF12 Class B1 9-18-2003...............           NR       1,473,750         1,569,015
      746,304    Fund America Structured Transactions, L.P.,
                   Collateralized Note, 8.76% Ser 1996-1 Class
                   A Principal Only 1-1-2033 (e) (g)..........        Baa3*         561,060           577,453
                                                                                ------------    -------------
                                                                                  4,215,296         4,386,059
                                                                                ------------    -------------
                 WHOLE LOAN RESIDENTIAL-0.96%
      966,654    Mid-State Trust 7.54% Ser 6 Class A3
                   7-1-2035...................................           AA         966,052         1,013,305
                                                                                ------------    -------------
                 TOTAL ASSET BACKED SECURITIES................                  $22,159,979     $  23,083,229
                                                                                ------------    -------------
                                                                                ------------    -------------

CORPORATE BONDS-INVESTMENT GRADE-35.04%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
     Amount                                                      (Unaudited)      Cost (b)        Value (c)
   -----------                                                  -------------   ------------    -------------
                 AEROSPACE AND EQUIPMENT-0.51%
   $  500,000    Lockheed Martin Corp., 7.65% Deb 5-1-2016....         BBB+     $   502,853     $     540,642
                                                                                ------------    -------------
                 AIRLINES-1.64%
    1,300,000    Delta Airlines, 10.50% Pass Thru Certificate
                   4-30-2016..................................          BBB       1,582,197         1,720,446
                                                                                ------------    -------------
                 BANKS-9.30%
      750,000    Banco Santiago S.A., 7.00% Sub Note
                   7-18-2007..................................          BBB         743,487           752,036
    1,500,000    Bank Austria AG, 7.25% Sub Note 2-15-2017
                   (e)........................................          AAA       1,497,209         1,583,104
    1,000,000    Citicorp Capital II, 8.02% Bond 2-15-2027....           A-       1,000,000         1,069,192
    1,000,000    Corestates Capital Corp., 6.75% Medium Term
                   Note 11-15-2006............................           A-       1,007,331         1,023,789
    1,500,000    Keystone Financial Funding Corp., 7.30%
                   Medium Term Note 5-15-2004.................         BBB+       1,496,580         1,557,720
    2,000,000    Republic NY Capital I, 7.75% 11-15-2026......           A+       1,938,280         2,140,320
    1,100,000    Republic NY Capital II, 7.53% 12-4-2026......           A+       1,053,207         1,152,072
      500,000    St. Paul Bancorp, Inc., 7.125% Sr Note
                   2-15-2004..................................         BBB-         497,919           509,296
                                                                                ------------    -------------
                                                                                  9,234,013         9,787,529
                                                                                ------------    -------------
                 BROKERAGE AND INVESTMENT-3.41%
    1,500,000    Bear Stearns Capital Trust I, 7.00% Variable
                   Rate Bond 1-15-2027........................          BBB       1,499,139         1,519,285
    1,500,000    Lehman Brothers Holdings, 7.375% Sr Note
                   5-15-2004..................................            A       1,494,510         1,556,216
      500,000    Salomon, Inc., 6.75% Sr Note 2-15-2003.......            A         499,215           507,098
                                                                                ------------    -------------
                                                                                  3,492,864         3,582,599
                                                                                ------------    -------------
                 CABLE TELEVISION-1.12%
    1,000,000    Comcast Cable Communications, Inc., 8.50%
                   Note 5-1-2027 (with rights)................         BBB-         998,299         1,179,545
                                                                                ------------    -------------
                 CHEMICALS-0.99%
    1,000,000    Lyondell Petrochemical, 7.55% Deb
                   2-15-2026..................................         BBB-         946,414         1,042,427
                                                                                ------------    -------------
                 ENERGY-0.80%
      750,000    NGC Corp. Capital Trust, 8.32% 6-1-2027......         BBB-         750,000           843,606
                                                                                ------------    -------------
                 FINANCE COMPANIES-1.21%
    1,250,000    Homeside Lending, Inc., 6.875% Medium Term
                   Note 6-30-2002.............................          BBB       1,249,623         1,273,331
                                                                                ------------    -------------
                 FOREIGN-GOVERNMENT-1.20%
    1,250,000    Poland (Republic of), 7.125% Yankee Bond
                   7-1-2004...................................         BBB-       1,243,991         1,267,624
                                                                                ------------    -------------
                 FOREST PRODUCTS-0.48%
      500,000    Fort James Corp., 6.50% Sr Note 9-15-2002....         BBB-         499,417           501,404
                                                                                ------------    -------------

--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
     Amount                                                      (Unaudited)      Cost (b)        Value (c)
   -----------                                                  -------------   ------------    -------------
                 MEDIA-1.11%
   $1,000,000    News America Holdings, 8.875% Deb
                   4-26-2023..................................         BBB-     $   992,309     $   1,165,896
                                                                                ------------    -------------
                 NATURAL GAS TRANSMISSIONS-1.75%
    1,000,000    Tennessee Gas Pipeline, 7.50% Bond
                   4-1-2017...................................          BBB         984,297         1,070,819
      750,000    Trans-Canada Pipelines Ltd., 7.06% Note
                   10-14-2025.................................           A-         750,000           766,037
                                                                                ------------    -------------
                                                                                  1,734,297         1,836,856
                                                                                ------------    -------------
                 OIL-REFINING-3.08%
    1,500,000    Coastal Corp., 7.42% Note 2-15-2037..........         BBB-       1,426,970         1,568,156
    1,500,000    Tosco Corp., 7.80% 1-1-2027..................         BBB-       1,498,335         1,676,241
                                                                                ------------    -------------
                                                                                  2,925,305         3,244,397
                                                                                ------------    -------------
                 REAL ESTATE-1.01%
    1,000,000    Meditrust, 7.82% Note 9-10-2026..............         BBB-       1,000,000         1,058,789
                                                                                ------------    -------------
                 SUPRANATIONAL-0.96%
    1,000,000    Corp Andina De Fomento, 7.10% Yankee Bond
                   2-1-2003...................................         BBB+         999,490         1,015,173
                                                                                ------------    -------------
                 TELECOMMUNICATIONS-0.99%
    1,000,000    360 Communications Co., 7.50% Sr Note
                   3-1-2006...................................         BBB-         997,995         1,038,259
                                                                                ------------    -------------
                 TELEPHONE SERVICES-2.04%
    2,000,000    GTE Corp., 7.51% Note 4-1-2009...............            A       1,984,409         2,144,892
                                                                                ------------    -------------
                 UTILITIES-ELECTRIC-3.44%
    1,500,000    Empresa Nacional de Electricidad, 7.325%
                   Yankee Bond 2-1-2037.......................           A-       1,500,000         1,522,017
      750,000    Puget Sound Energy, Inc., 7.02% Medium Term
                   Note 12-1-2027.............................           A-         750,000           758,882
    1,250,000    Texas Utilities Electric Capital V, 8.175%
                   1-30-2037..................................          BBB       1,250,000         1,339,330
                                                                                ------------    -------------
                                                                                  3,500,000         3,620,229
                                                                                ------------    -------------
                 TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                  $34,633,476     $  36,863,644
                                                                                ------------    -------------
                                                                                ------------    -------------

CORPORATE BONDS-NON-INVESTMENT GRADE-20.47%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
     Amount                                                      (Unaudited)      Cost (b)        Value (c)
   -----------                                                  -------------   ------------    -------------
                 BROADCASTING-0.50%
   $  500,000    Sinclair Broadcasting Group, Inc., 10.00% Sr
                   Sub Note 9-30-2005.........................            B     $   500,000     $     526,250
                                                                                ------------    -------------
                 BUSINESS SERVICES AND SUPPLIES-0.47%
      500,000    T/SF Communications Corp., 10.375% Sr Sub
                   Note 11-1-2007 (e).........................            B         490,699           495,000
                                                                                ------------    -------------
                 CABLE TELEVISION-2.21%
    1,000,000    Australis Media Ltd., 16.20% Sr Sub Disc Note
                   5-15-2003 (Zero coupon through 5-15-2000,
                   thereafter 15.75%) (f).....................            D         764,272           435,001
    1,000,000    Cablevision Systems Corp., 10.50% Sr Sub Deb
                   5-15-2016..................................          BB-       1,014,728         1,162,500
      527,500    Falcon Holding Group, L.P., 11.00% Sr Sub
                   Note Ser B 9-15-2003 (Interest is
                   Payable-in-Kind)...........................           NR         548,224           549,722
      500,000    Wireless One, Inc., 13.00% Sr Note
                   10-15-2003.................................           B-         489,926           180,000
                                                                                ------------    -------------
                                                                                  2,817,150         2,327,223
                                                                                ------------    -------------
                 COMPUTER-HARDWARE-1.09%
    1,000,000    Unisys Corp., 11.75% Sr Note 10-15-2004......           B+       1,083,144         1,142,500
                                                                                ------------    -------------
                 ENERGY-0.95%
    1,000,000    Energy Corp. of America, 9.50% Sr Sub Note
                   5-15-2007..................................            B       1,000,000           997,500
                                                                                ------------    -------------
                 FOOD-MISCELLANEOUS-1.02%
    1,000,000    Envirodyne Industries, Inc., 12.00% First
                   Priority Sr Secured Note 6-15-2000.........           B+       1,000,000         1,068,750
                                                                                ------------    -------------

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
December 31, 1997

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
     Amount                                                      (Unaudited)      Cost (b)        Value (c)
   -----------                                                  -------------   ------------    -------------
                 HEALTH CARE SERVICES-0.52%
   $  500,000    Tenet Healthcare Corp., 10.125% Sr Sub Note
                   3-1-2005...................................           B+     $   530,337     $     545,625
                                                                                ------------    -------------
                 HOTEL AND MOTEL-1.01%
    1,000,000    HMH Properties, Inc., 9.50% Sr Note
                   5-15-2005..................................          BB-       1,011,287         1,063,750
                                                                                ------------    -------------
                 HOUSING-0.52%
      500,000    MDC Holdings, Inc., 11.125% Note
                   12-15-2003.................................          BB-         525,542           552,500
                                                                                ------------    -------------
                 INDUSTRIAL-2.17%
    1,000,000    Intelcom Group (USA), Inc., 10.26% 5-1-2006
                   (Zero coupon through 5-1-2001, thereafter
                   12.50%) (f)................................           NR         745,752           750,000
      500,000    Inter-City Products Corp. USA, 9.75% Sr
                   Secured Note 3-1-2000......................           B+         512,733           510,000
    1,000,000    Speedway Motorsports, Inc., 8.50% Sr Sub Deb
                   8-15-2007..................................           B+       1,008,529         1,020,000
                                                                                ------------    -------------
                                                                                  2,267,014         2,280,000
                                                                                ------------    -------------
                 PUBLISING-0.80%
      750,000    Petersen Publishing Co. LLC, 11.125% Sr Sub
                   Note 11-15-2006............................            B         840,921           847,500
                                                                                ------------    -------------
                 STEEL AND IRON-1.00%
    1,000,000    Weirton Steel Corp., 11.375% Sr Note
                   7-1-2004...................................            B       1,058,804         1,050,000
                                                                                ------------    -------------
                 TELECOMMUNICATIONS-6.14%
    1,000,000    American Communications Services, Inc.,
                   13.00% Sr Disc Note 11-1-2005 (Zero coupon
                   until 11-1-2000, thereafter 13.00%) (f)....           NR         732,570           800,000
      500,000    Dobson Communications Corp., 11.75% Sr Note
                   4-15-2007..................................           NR         475,876           528,125
    2,000,000    Knology Holdings, Inc., 11.875% Sr Disc Note
                   10-15-2007 (Zero coupon until 10-15-2002,
                   thereafter 11.875%) (with warrants) (d)
                   (f)........................................           NR       1,096,739         1,090,000
      500,000    Nextel Communications, Inc., 9.58% Sr Disc
                   Note 9-15-2000 (Zero coupon through
                   9-15-2002, thereafter 10.65%) (e) (f)......          CCC         314,756           315,000
      500,000    Omnipoint Corp., 11.625% Sr Note 8-15-2006...         CCC+         488,430           527,500
      500,000    Omnipoint Corp., 11.625% Sr Note Ser A
                   8-15-2006..................................         CCC+         487,212           527,500
    1,000,000    Orbcomm Global LP Capital, 14.00% Sr Note
                   8-15-2004..................................           NR       1,070,905         1,085,000
      500,000    Phonetel Technologies, Inc., 12.00% Sr Note
                   12-15-2006.................................           B-         521,620           518,750
      250,000    Poland Telecommunications Finance Corp.,
                   14.00% Sr Note 12-1-2007 (with warrants)
                   (d)........................................           NR         250,000           258,125
    1,000,000    Teleport Communications, 11.125% Sr Disc Note
                   7-1-2007 (Zero coupon until 7-1-2001,
                   thereafter 11.125%) (f)....................           B+         697,278           812,500
                                                                                ------------    -------------
                                                                                  6,135,386         6,462,500
                                                                                ------------    -------------
                 TEXTILE MANUFACTURING-1.02%
    1,000,000    Pillowtex Corp., 10.00% Sr Sub Note
                   11-15-2006.................................          B2*       1,052,083         1,070,000
                                                                                ------------    -------------
                 TRANSPORTATION-1.05%
    1,000,000    Greyhound Lines, Inc., 11.50% Sr Note
                   4-15-2007..................................          B3*       1,080,333         1,105,000
                                                                                ------------    -------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................                  $21,392,700     $  21,534,098
                                                                                ------------    -------------
                                                                                ------------    -------------

U.S. GOVERNMENT SECURITIES-16.55%

--------------------------------------------------------------------------------
    Principal                                                                       Market
     Amount                                                        Cost (b)        Value (c)
   -----------                                                   ------------    -------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION-6.72%
                 MORTGAGE BACKED SECURITIES:
   $  845,000    6.00% 2013 (i)...............................   $   826,515     $     831,269
    4,542,247    7.00% 2025...................................     4,474,136         4,573,476
    1,630,812    7.50% 2022-2026..............................     1,678,934         1,668,322
                                                                 ------------    -------------
                 TOTAL FEDERAL NATIONAL MORTGAGE
                   ASSOCIATION................................     6,979,585         7,073,067
                                                                 ------------    -------------

--------------------------------------------------------------------------------

    Principal                                                                       Market
     Amount                                                        Cost (b)        Value (c)
   -----------                                                   ------------    -------------
                 GOVERNMENT NATIONAL MORTGAGE
                 ASSOCIATION-4.13%
                 MORTGAGE BACKED SECURITIES:
   $2,672,076    9.00% 2020...................................   $ 2,798,999     $   2,857,451
      258,920    9.125% Fleet Mortgage Securities Ser 1989-3
                   Class D 2018 (GNMA Backed).................       262,630           259,243
    1,141,445    9.50% 2019...................................     1,184,948         1,223,826
                                                                 ------------    -------------
                 TOTAL GOVERNMENT NATIONAL MORTGAGE
                   ASSOCIATION................................     4,246,577         4,340,520
                                                                 ------------    -------------
                 U.S. TREASURY SECURITIES-5.70%
                 NOTES:
    5,300,000    5.625% 1999..................................     5,290,077         5,293,375
      660,000    6.875% 2006..................................       678,907           706,406
                                                                 ------------    -------------
                 TOTAL U.S. TREASURY SECURITIES...............     5,968,984         5,999,781
                                                                 ------------    -------------
                 TOTAL U.S. GOVERNMENT SECURITIES.............   $17,195,146     $  17,413,368
                                                                 ------------    -------------
                                                                 ------------    -------------
                 TOTAL LONG-TERM INVESTMENTS..................   $98,447,571     $ 101,982,794
                                                                 ------------    -------------
                                                                 ------------    -------------

SHORT-TERM INVESTMENTS-2.48%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-2.03%
   $2,137,000    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.56%.............   $   2,137,000
                                                                 -------------
                 DIVERSIFIED FINANCE-0.45%
      475,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.44%......................         475,000
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................       2,612,000
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $101,059,571) (b)..........................   $ 104,594,794
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1997, the cost of securities for federal income tax purposes was $101,061,122 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 4,237,458
Unrealized depreciation.....................................     (703,786)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 3,533,672
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuations of securities.
 (d) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities. The Portfolio entered into the following
     Section 144A security transactions:

Date Acquired       Shares/Par   Security                                                                        Cost Basis
---------------------------------------------------------------------------------------------------------------------------
May 15, 1996           447,151   DLJ Mortgage Acceptance Corp., 7.28% Ser 1996-CF1 Class A1 3-13-2028            $  450,459
July 11, 1997            1,000   Iridium LLC/Capital Corp. (Warrants)                                                96,501
December 12, 1997    2,000,000   Knology Holdings, Inc., 11.875% Sr Disc Note 10-15-2007 (Zero coupon until
                                   10-15-2002, thereafter 11.875%) (with warrants)                                1,096,739
August 12, 1997        250,000   Morgan Stanley Capital I, Inc., 7.27% Ser 1997-HF1 Class A2 1-15-2007              254,287
June 11, 1997          600,000   Morgan Stanley Capital I, Inc., 7.38% Ser 1996-WF1 Class A3 8-15-2006              611,486
November 24, 1997      250,000   Poland Telecommunications Finance Corp., 14.00% Sr Note 12-1-2007 (with
                                   warrants)                                                                        250,000

    The aggregate value of these securities at December 31, 1997, was $2,819,360, which represents 2.68% of total net assets.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at December 31, 1997, was $2,970,557, which represents 2.82% of total net assets.
 (f) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (g) The interest rate disclosed for principal only strips represents the effective yield at December 31, 1997 based upon future cash flows. This security has been identified by portfolio management as a liquid security. The aggregate value of this security at December 31, 1997, was $577,453, which represents .55% of total net assets.
 (h) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.22% of total net assets as of December 31, 1997.
 (i) The cost of securities purchased on a when-issued basis at December 31, 1997, was $826,515.
  * Moody's Rating

FORTIS SERIES FUND, INC.
GLOBAL BOND SERIES
Schedule of Investments
December 31, 1997

ASSET BACKED SECURITIES-4.35%

--------------------------------------------------------------------------------
                                                                Standard
   Principal                                                    & Poor's
    Amount                                                       Rating                          Market
      (d)                                                      (Unaudited)    Cost (a)(d)     Value (b)(d)
   ---------                                                  -------------   ------------    ------------
               NETHERLANDS-4.35%
   $900,000    ARKAIG Finance Co. (US Dollar), 5.97%
                 Floating Rate Note 3-19-1999 (f)...........          AAA     $   899,891     $   899,505
                                                                              ------------    ------------

CORPORATE BONDS-INVESTMENT GRADE-68.55%

--------------------------------------------------------------------------------
                                                                      Standard
                                                                      & Poor's
      Principal                                                        Rating                          Market
     Amount (d)                                                      (Unaudited)    Cost (a)(d)     Value (b)(d)
   ---------------                                                  -------------   ------------    ------------
                     AUSTRALIA-7.21%
   $     1,000,000   Australian Government (Australian Dollar),
                       7.50% 9-15-2009............................          AAA     $   750,309     $   731,631
           460,000   Australian Government (Australian Dollar),
                       8.75% 8-15-2008............................          AAA         402,842         363,246
           545,000   State Bank New South Wales (Australian
                       Dollar), 9.00% 9-17-2002...................          AAA         397,062         396,580
                                                                                    ------------    ------------
                                                                                      1,550,213       1,491,457
                                                                                    ------------    ------------
                     AUSTRIA-3.60%
           700,000   Republic of Austria (US Dollar), 7.875%
                       3-26-2002..................................          AAA         732,656         744,625
                                                                                    ------------    ------------
                     CANADA - 1.47%
           345,000   Canadian Government (Canadian Dollar), 8.00%
                       6-1-2023...................................          AAA         288,253         305,216
                                                                                    ------------    ------------
                     DENMARK-10.30%
         5,700,000   Kingdom of Denmark (Danish Krone), 8.00%
                       3-15-2006..................................          AAA         931,803         964,150
         4,550,000   Kingdom of Denmark (Danish Krone), 8.00%
                       5-15-2003..................................          AAA         833,240         750,956
         2,600,000   Kingdom of Denmark (Danish Krone), 7.00%
                       11-15-2007.................................          AAA         412,445         416,853
                                                                                    ------------    ------------
                                                                                      2,177,488       2,131,959
                                                                                    ------------    ------------
                     GERMANY-17.13%
           880,000   Deutsche Ausgleichsbank (German
                       Deutschemark), 6.375% 11-7-2002............          AAA         622,637         520,162
         2,550,000   German Government (German Deutschemark),
                       6.50% 7-4-2027.............................         Aaa*       1,533,282       1,525,426
         1,600,000   German Government (German Deutschemark),
                       7.125% 12-20-2002..........................         Aaa*         971,773         976,686
           860,000   Landeskreditbank Baden-Wurttemberg (German
                       Deutschemark), 6.625% 8-20-2003............          AAA         612,473         521,341
                                                                                    ------------    ------------
                                                                                      3,740,165       3,543,615
                                                                                    ------------    ------------
                     ITALY-12.44%
     1,080,000,000   Buoni Poliennali Del Tesoro (Italian Lira),
                       10.50% 4-1-2000............................          AAA         697,562         680,427
     1,610,000,000   Buoni Poliennali Del Tesoro (Italian Lira),
                       8.25% 7-1-1999.............................          AAA         929,730         954,584
     1,475,000,000   Buoni Poliennali Del Tesoro (Italian Lira),
                       9.50% 2-1-2001.............................          AAA         983,245         939,449
                                                                                    ------------    ------------
                                                                                      2,610,537       2,574,460
                                                                                    ------------    ------------
                     NETHERLANDS-2.80%
         1,100,000   Dutch Government (Dutch Guilders), 6.50%
                       4-15-2003..................................           NR         677,185         578,506
                                                                                    ------------    ------------
                     SPAIN-6.23%
        70,000,000   Bonos Y Obligation Del Estado (Spanish
                       Peseta), 7.40% 7-30-1999...................         Aa2*         504,843         478,924
        70,000,000   Bonos Y Obligation Del Estado (Spanish
                       Peseta), 7.90% 2-28-2002...................         Aa2*         529,423         509,329
        38,000,000   Bonos Y Obligation Del Estado (Spanish
                       Peseta), 8.20% 2-28-2009...................         Aa2*         293,620         300,041
                                                                                    ------------    ------------
                                                                                      1,327,886       1,288,294
                                                                                    ------------    ------------
                     UNITED KINGDOM-2.76%
           325,000   United Kingdom Treasury (British Pound),
                       7.25% 12-7-2007............................         Aa2*         585,682         572,021
                                                                                    ------------    ------------
                     UNITED STATES-4.61%
           850,000   General Electric Capital Corp., 8.125%
                       2-23-2007..................................          AAA         925,813         953,594
                                                                                    ------------    ------------
                     TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                  $14,615,878     $14,183,747
                                                                                    ------------    ------------
                                                                                    ------------    ------------

U.S. GOVERNMENT SECURITIES-17.14%

--------------------------------------------------------------------------------
    Principal                                                                       Market
   Amount (d)                                                    Cost (a)(d)     Value (b)(d)
   -----------                                                   ------------    ------------
                 U.S. TREASURY SECURITIES-17.14%
                 BONDS:
   $1,450,000    7.03% 2017 (e)...............................   $   388,702     $   452,848
      450,000    7.50% 2016...................................       503,859         524,953
      400,000    8.125% 2019..................................       458,132         500,625
                                                                 ------------    ------------
                                                                   1,350,693       1,478,426
                                                                 ------------    ------------
                 NOTES:
    1,000,000    5.75% 2000...................................     1,002,356       1,001,875
      500,000    6.625% 2007..................................       498,732         529,375
      500,000    7.00% 2006...................................       511,652         539,843
                                                                 ------------    ------------
                                                                   2,012,740       2,071,093
                                                                 ------------    ------------
                 TOTAL U.S. GOVERNMENT SECURITIES.............   $ 3,363,433     $ 3,549,519
                                                                 ------------    ------------
                                                                 ------------    ------------
                 TOTAL LONG-TERM INVESTMENTS..................   $18,879,202     $18,632,771
                                                                 ------------    ------------
                                                                 ------------    ------------

SHORT-TERM INVESTMENTS-3.82%

--------------------------------------------------------------------------------
   Principal
    Amount                                                        Market
      (d)                                                      Value (b)(d)
   ---------                                                   ------------
               BANKS-0.01%
   $    872    First Trust Money Market Variable Rate Time
                 Deposit, Current rate -- 5.56%.............   $       872
                                                               ------------
               INVESTMENT COMPANY-0.21%
     43,881    First American Government Obligations Fund,
                 Current rate -- 5.31%......................        43,881
                                                               ------------
               U.S. TREASURY BILLS-3.60%
    750,000    U.S. Treasury Bill, 5.04% 2-12-1998..........       745,563
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................       790,316
                                                               ------------
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $19,669,518) (a)...........................   $19,423,087
                                                               ------------
                                                               ------------

 (a) At December 31, 1997, the cost of securities for federal income tax purposes was $19,669,518 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $   316,223
Unrealized depreciation.....................................     (562,654)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $  (246,431)
-------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) Cost and market value are stated in U.S. dollars; principal amount is stated in the currency indicated.
 (e) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (f) Interest Rate varies based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on December 31, 1997.
  * Moody's Rating

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES
Schedule of Investments
December 31, 1997

COMMON STOCKS AND WARRANTS-0.24%

--------------------------------------------------------------------------------
                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
             APPAREL-0.03%
      250    Hosiery Corp. of America Class A (a) (e).....   $     4,230     $    17,500
                                                             ------------    ------------
             AUTOMOBILE AND MOTOR VEHICLE PARTS-0.01%
      500    Highwaymaster Communications, Inc. (Warrants)
               (a) (e)....................................         8,578           8,750
                                                             ------------    ------------
             CABLE TELEVISION-0.00%
    2,500    American Telecasting, Inc. (Warrants) (a)
               (e)........................................         5,000              25
                                                             ------------    ------------
             CONSUMER GOODS-0.00%
      200    Chattem, Inc. (Warrants) (a) (e).............         2,546           2,100
    1,000    Wireless One, Inc. (Warrants) (a) (e)........         7,831           1,000
                                                             ------------    ------------
                                                                  10,377           3,100
                                                             ------------    ------------
             TELECOMMUNICATIONS-0.20%
    1,000    American Communications Services, Inc.
               (Warrants) (a) (e).........................        45,700          75,000
    3,300    Clearnet Communications, Inc. (Warrants) (a)
               (e)........................................        42,075          23,100
    2,560    Powertel, Inc. (Warrants) (a) (e)............        18,824          19,200
                                                             ------------    ------------
                                                                 106,599         117,300
                                                             ------------    ------------
             TOTAL COMMON STOCKS AND WARRANTS.............   $   134,784     $   146,675
                                                             ------------    ------------
                                                             ------------    ------------

CORPORATE BONDS-NON-INVESTMENT GRADE-94.28%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
     Amount                                                      (Unaudited)      Cost (b)       Value (c)
   -----------                                                  -------------   ------------    ------------
                 AIR FREIGHT-0.86%
   $  500,000    Kitty Hawk, Inc., 9.95% Sr Note 11-15-2004
                   (e)........................................           B+     $   512,439     $   510,000
                                                                                ------------    ------------
                 APPAREL-0.91%
      500,000    Hosiery Corp. of America, Inc., 13.75% Sr Sub
                   Note 8-1-2002..............................           B-         534,197         540,000
                                                                                ------------    ------------
                 AUTOMOBILE AND MOTOR VEHICLE PARTS-2.75%
    1,000,000    Collins & Aikman Products, 11.50% Sr Sub Note
                   4-15-2006..................................            B       1,116,271       1,125,000
      500,000    Highwaymaster, Inc., 13.75% Sr Note 9-15-2005
                   (e)........................................            B         491,597         505,000
                                                                                ------------    ------------
                                                                                  1,607,868       1,630,000
                                                                                ------------    ------------
                 BROADCASTING-4.13%
      250,000    Commodore Media, Inc., 13.25% Sr Sub Note
                   5-1-2003...................................           NR         249,577         280,000
    1,000,000    Sinclair Broadcasting Group, Inc., 10.00% Sr
                   Sub Note 9-30-2005.........................            B       1,033,770       1,052,500
    1,000,000    Young Broadcasting, Inc., 11.75% Sr Sub Note
                   11-15-2004.................................            B       1,104,420       1,112,500
                                                                                ------------    ------------
                                                                                  2,387,767       2,445,000
                                                                                ------------    ------------
                 BUSINESS SERVICES AND SUPPLIES-2.55%
      500,000    Dialog Corp. plc, 11.00% Sr Sub Note
                   11-15-2007 (e).............................            B         500,000         518,750
    1,000,000    T/SF Communications Corp., 10.375% Sr Sub
                   Note 11-1-2007 (f).........................            B       1,000,000         990,000
                                                                                ------------    ------------
                                                                                  1,500,000       1,508,750
                                                                                ------------    ------------
                 CABLE TELEVISION-17.19%
    1,000,000    Adelphia Communications, Inc., 9.25% Sr Note
                   10-1-2002..................................           NR       1,020,280       1,020,000
    1,000,000    American Telecasting, Inc., 24.17% Sr Disc
                   Note 8-15-2005 (Zero coupon until
                   8-15-2000, thereafter 14.50%) (g)..........         CCC+         404,462         290,000
    3,008,750    Australis Media Ltd., 14.00% Sr Sub Disc Note
                   5-15-2003 (Zero coupon through 5-15-2000,
                   thereafter 15.75%) (g).....................            D       2,163,539       1,308,809
    1,000,000    Cablevision Systems Corp., 9.25% Sr Sub Note
                   11-1-2005..................................          BB-       1,053,242       1,063,750
    1,000,000    Century Communications Corp., 8.875% Sr Note
                   1-15-2007..................................          BB-       1,031,865       1,030,000
    1,055,000    Falcon Holding Group, L.P., 11.00% Sr Sub
                   Note Ser B 9-15-2003 (Interest is
                   Payable-in-Kind)...........................           NR       1,024,312       1,099,443
    1,000,000    Galaxy Telecom L.P., 12.375% Sr Sub Note
                   10-1-2005..................................           B-       1,094,476       1,100,000
      500,000    Olympus Communication L.P., 10.625% Sr Note
                   11-15-2006.................................            B         500,000         553,750

--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
     Amount                                                      (Unaudited)      Cost (b)       Value (c)
   -----------                                                  -------------   ------------    ------------
   $3,000,000    People's Choice T.V. Corp., 17.08% Sr Disc
                   Note 6-1-2004 (Zero coupon until 6-1-2000,
                   thereafter 13.125%) (g)....................         CCC+     $ 1,324,370     $ 1,080,020
    1,000,000    Source Media, Inc., 12.00% Sr Secured Note
                   11-1-2004 (f)..............................           B-       1,000,000         992,500
    1,500,000    Wireless One, Inc., 13.00% Sr Note
                   10-15-2003.................................           B-       1,174,703         540,000
      500,000    Wireless One, Inc., 13.463% Sr Disc Note
                   8-1-2006 (Zero coupon through 8-1-2001,
                   thereafter 13.50%) (g).....................           B-         310,723         100,000
                                                                                ------------    ------------
                                                                                 12,101,972      10,178,272
                                                                                ------------    ------------
                 CHEMICALS-2.79%
      500,000    Agricultural Minerals & Chemicals, 10.75% Sr
                   Note 9-30-2003.............................          BB-         523,253         535,000
    1,000,000    Sterling Chemical Holdings, 12.33% Sr Disc
                   Note 8-15-2008 (Zero coupon through
                   8-15-2001, thereafter 13.50%) (g)..........           B+         676,648         610,000
      500,000    Sterling Chemicals, Inc., 11.75% Sr Sub Note
                   8-15-2006..................................           B+         550,624         510,000
                                                                                ------------    ------------
                                                                                  1,750,525       1,655,000
                                                                                ------------    ------------
                 COMPUTER-HARDWARE-1.93%
    1,000,000    Unisys Corp., 11.75% Sr Note 10-15-2004......           B+       1,122,496       1,142,500
                                                                                ------------    ------------
                 CONSUMER GOODS-0.99%
      250,000    Chattem, Inc., 12.75% Sr Sub Note Ser B
                   6-15-2004..................................           B-         258,330         285,000
      500,000    Coleman Escrow Corp., 15.71% Zero Coupon Note
                   5-15-2001 (g)..............................            B         324,557         300,000
                                                                                ------------    ------------
                                                                                    582,887         585,000
                                                                                ------------    ------------
                 DAIRY PRODUCTS-0.82%
      500,000    Fage Dairy Industries, Inc., 9.00% Sr Note
                   7-1-2007...................................           BB         490,543         486,250
                                                                                ------------    ------------
                 ENERGY-2.35%
      400,000    Chesapeake Energy Corp. 7.875% Sr Note
                   3-15-2004..................................          BB-         394,651         395,000
    1,000,000    Energy Corp. of America, 9.50% Sr Sub Note
                   5-15-2007..................................            B         997,547         997,500
                                                                                ------------    ------------
                                                                                  1,392,198       1,392,500
                                                                                ------------    ------------
                 ENTERTAINMENT-1.63%
    1,000,000    Fox Kids Worldwide, Inc., 9.25% Sr Note
                   11-1-2007 (f)..............................            B         957,719         967,500
                                                                                ------------    ------------
                 FINANCE COMPANIES-2.50%
      500,000    Emergent Group, Inc., 10.75% Sr Note
                   9-15-2004 (f)..............................           B-         482,770         495,625
       81,000    Homeside, Inc., 11.25% Sr Secured Second
                   Priority Note 5-15-2003....................          BB+          81,000          95,985
      500,000    Mego Mortgage Corp., 12.50% Sr Sub Note
                   12-1-2001 (e)..............................         Caa*         504,809         380,000
      500,000    Wilshire Financial Services, 13.00% Ser A
                   Note 8-15-2004 (e).........................           NR         500,000         508,750
                                                                                ------------    ------------
                                                                                  1,568,579       1,480,360
                                                                                ------------    ------------
                 FOOD-MISCELLANEOUS-1.81%
    1,000,000    Envirodyne Industries, Inc., 12.00% First
                   Priority Sr Secured Note 6-15-2000.........           B+       1,050,370       1,068,750
                                                                                ------------    ------------
                 HEALTH CARE SERVICES-4.39%
      500,000    Healthcor Holdings, Inc., 11.00% Sr Note
                   12-1-2004 (e)..............................           B+         500,000         512,500
    1,000,000    Paragon Health Networks, 9.50% Sr Sub Note
                   11-1-2007 (f)..............................           B-         998,414         997,500
    1,000,000    Tenet Healthcare Corp., 10.125% Sr Sub Note
                   3-1-2005...................................           B+       1,094,212       1,091,250
                                                                                ------------    ------------
                                                                                  2,592,626       2,601,250
                                                                                ------------    ------------
                 HOTEL AND MOTEL-1.80%
    1,000,000    HMH Properties, Inc., 9.50% Sr Note
                   5-15-2005..................................          BB-       1,006,088       1,063,750
                                                                                ------------    ------------
                 HOUSING-4.62%
    1,500,000    MDC Holdings, Inc., 11.125% Note
                   12-15-2003.................................          BB-       1,543,065       1,657,500
    1,000,000    NVR, Inc., 11.00% Sr Note 4-15-2003..........           B+       1,071,773       1,080,000
                                                                                ------------    ------------
                                                                                  2,614,838       2,737,500
                                                                                ------------    ------------
                 INDUSTRIAL-8.20%
    1,000,000    Exide Corp., 10.75% Sr Note 12-15-2002.......           B+       1,056,525       1,053,699
    1,000,000    Intelcom Group (USA), Inc., 10.26% 5-1-2006
                   (Zero coupon through 5-1-2001, thereafter
                   12.50%) (g)................................           NR         745,752         750,000
    1,000,000    Inter-City Products Corp. USA, 9.75% Sr
                   Secured Note 3-1-2000......................           B+       1,015,943       1,020,000

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES (CONTINUED)
Schedule of Investments
December 31, 1997

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
     Amount                                                      (Unaudited)      Cost (b)       Value (c)
   -----------                                                  -------------   ------------    ------------
   $1,000,000    Riverwood International Corp., 10.625% Sr
                   Note 8-1-2007..............................           B-     $ 1,039,662     $ 1,015,000
    1,000,000    Speedway Motorsports, Inc., 8.50% Sr Sub Deb
                   8-15-2007..................................           B+       1,009,143       1,020,000
                                                                                ------------    ------------
                                                                                  4,867,025       4,858,699
                                                                                ------------    ------------
                 MACHINERY-1.79%
    1,000,000    Clark Materials Handling, 10.75% Sr Note
                   11-15-2006.................................           B+       1,027,359       1,062,500
                                                                                ------------    ------------
                 MACHINERY-TOOLS-0.87%
      500,000    Werner Holdings Co., Inc., 10.00% Sr Sub Note
                   11-15-2007 (e).............................           B-         500,000         512,500
                                                                                ------------    ------------
                 PUBLISHING-2.81%
      500,000    Garden State Newspapers, 8.75% Sr Sub Note
                   10-1-2009 (e)..............................           B+         503,745         501,875
    1,000,000    Marvel (Parent) Holdings, Inc., 14.46% Sr
                   Secured Zero Coupon Discount Note 4-15-1998
                   (a) (g)....................................            D         845,091          35,000
    1,000,000    Petersen Publishing Co. LLC, 11.125% Sr Sub
                   Note 11-15-2006............................            B       1,078,920       1,130,000
                                                                                ------------    ------------
                                                                                  2,427,756       1,666,875
                                                                                ------------    ------------
                 RESTAURANTS AND FRANCHISING-0.86%
      500,000    Friendly Ice Cream, 10.50% Sr Note
                   12-1-2007..................................            B         502,184         506,250
                                                                                ------------    ------------
                 SHIP BUILDING, SHIPPING-0.89%
      500,000    Newport News Ship Building, 9.25% Sr Sub Note
                   12-1-2006..................................           B+         531,250         529,375
                                                                                ------------    ------------
                 STEEL AND IRON-1.77%
    1,000,000    Weirton Steel Corp., 11.375% Sr Note
                   7-1-2004...................................            B       1,045,613       1,050,000
                                                                                ------------    ------------
                 TELECOMMUNICATIONS-14.31%
    1,000,000    American Communications Services, Inc.,
                   13.00% Sr Disc Note 11-1-2005 (Zero coupon
                   until 11-1-2000, thereafter 13.00%) (g)....           NR         732,570         800,000
      500,000    Cellular Communications, Inc., 11.96% Zero
                   Coupon Note 8-15-2000 (g)..................         CCC+         377,947         400,000
      500,000    Fonorola, Inc., 12.50% Sr Secured Note
                   8-15-2002..................................          BB-         515,211         557,500
      500,000    Hyperion Telecommunication, 12.25% Sr Note
                   9-1-2004...................................           NR         539,658         552,500
    1,000,000    Intermedia Communications, Inc., 11.25% Sr
                   Disc Note 7-15-2007 (Zero Coupon until
                   7-15-2002, thereafter 11.25%) (g)..........            B         727,222         712,500
      500,000    Iridium LLC/Capital Corp., 13.00% Sr Note
                   7-15-2005..................................           B-         518,325         522,500
      500,000    Iridium LLC/Capital Corp., 14.00% Sr Note
                   7-15-2005..................................           B-         562,013         542,500
      500,000    MGC Communications, Inc., 13.00% Sr Sec Note
                   10-1-2004 (and warrants) (e)...............           NR         518,411         502,500
    1,500,000    Microcell Telecommunications, Inc., 11.80%
                   Disc Note 6-1-2006 (Zero coupon until
                   12-1-2001, thereafter 14.00%) (g)..........          B3*         994,126       1,005,000
    1,250,000    Nextel Communications, Inc., 9.58% Sr Disc
                   Note 9-15-2007 (Zero coupon through
                   9-15-2002, thereafter 10.65%) (f) (g)......          CCC         814,934         787,500
    1,000,000    Omnipoint Corp., 11.625% Sr Note Ser A
                   8-15-2006..................................         CCC+         967,849       1,055,000
    1,000,000    Phonetel Technologies, Inc., 12.00% Sr Note
                   12-15-2006.................................           B-       1,002,407       1,037,500
                                                                                ------------    ------------
                                                                                  8,270,673       8,475,000
                                                                                ------------    ------------
                 TEXTILE MANUFACTURING-6.16%
    1,025,000    Anvil Knitwear, Inc., 10.875% Sr Note
                   3-15-2007..................................           B+       1,046,922       1,053,188
    1,000,000    Dan River, Inc., 10.125% Sr Sub Note
                   12-15-2003.................................            B       1,071,025       1,068,750
    1,000,000    Maxim Group, Inc., 9.25% Sr Note 10-15-2007
                   (e)........................................            B         988,815         992,500
      500,000    Pillowtex Corp., 10.00% Sr Sub Note
                   11-15-2006.................................           B+         530,987         535,000
                                                                                ------------    ------------
                                                                                  3,637,749       3,649,438
                                                                                ------------    ------------
                 TRANSPORTATION-1.87%
    1,000,000    Greyhound Lines, Inc., 11.50% Sr Note
                   4-15-2007..................................           NR       1,055,312       1,105,000
                                                                                ------------    ------------
                 WASTE DISPOSAL-0.73%
      375,000    Norcal Waste Systems, Inc., 13.50% Increasing
                   Rate Sr Note 11-15-2005....................          BB-         373,467         431,250
                                                                                ------------    ------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................                   58,011,500      55,839,269
                                                                                ------------    ------------
                                                                                ------------    ------------
                 TOTAL LONG-TERM INVESTMENTS..................                  $58,146,284     $55,985,944
                                                                                ------------    ------------
                                                                                ------------    ------------

SHORT-TERM INVESTMENTS-6.18%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS-3.28%
   $1,944,000    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.56%.............   $ 1,944,000
                                                                 ------------
                 DIVERSIFIED FINANCE-2.90%
    1,716,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.44%......................     1,716,000
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................     3,660,000
                                                                 ------------
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $61,806,284) (b)...........................   $59,645,944
                                                                 ------------
                                                                 ------------

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At December 31, 1997, the cost of securities for federal income tax purposes was $61,818,683 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 1,153,452
Unrealized depreciation.....................................   (3,326,191)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $(2,172,739)
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.54% of total net assets as of December 31, 1997.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Date Acquired       Shares/Par   Security                                                Cost Basis
----------------------------------------------------------------------------------------------------
November 10, 1995        1,000   American Communications Services, Inc. (Warrants) --     $  45,700
                                 144A
June 10, 1994              200   Chattem, Inc. (Warrants) -- 144A                             2,546
November 11, 1997      500,000   Dialog Corp. 11.00% 11-15-2007 -- 144A                     500,000
December 17, 1997      500,000   Garden State Newspapers, 8.75% 10-1-2009 -- 144A           503,745
November 24, 1997      500,000   Healthcor Holdings, Inc., 11.00% 12-1-2004 -- 144A         500,000
November 21, 1997      500,000   Highwaymaster, Inc., 13.75% 9-15-2005 -- 144A              491,597
November 21, 1997          500   Highwaymaster, Inc. (Warrants) -- 144A                       8,578
October 7, 1994            250   Hosiery Corp. (Warrants) -- 144A                             4,230
December 10, 1997      500,000   Kitty Hawk, Inc., 9.95% 11-15-2004 -- 144A                 512,439
November 14, 1997    1,000,000   Maxim Group, Inc., 9.25% 10-15-2007 -- 144A                988,815
October 15, 1997       500,000   Mego Mortgage Corp., 12.50% 12-1-2001 -- 144A              504,809
October 20, 1997       500,000   MGC Communications, Inc., 13.00% 10-1-2004 -- 144A         518,411
November 14, 1997      500,000   Werner Holdings Co. Inc., 10.00% 11-15-2007 -- 144A        500,000
August 13, 1997        500,000   Wilshire Financial Services, 13.00% 8-15-2004 -- 144A      500,000
September 9, 1997        1,000   Wireless One, Inc. (Warrants) -- 144A                        7,831
May 9, 1995              2,500   American Telecasting, Inc. (Warrants)                        5,000
August 5, 1996           3,300   Clearnet Communications, Inc. (Warrants)                    42,075
January 27, 1997         2,560   Powertel, Inc. (Warrants)                                   18,824

    The aggregate value of these securities at December 31, 1997, was $5,591,050, which represents 9.44% of total net assets.
 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 1997, was $5,230,625, which represents 8.83% of total net assets.
 (g) The interest rates disclosed for these securities represents the effective yield on the date of acquisition.
  * Moody's Rating

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES
Schedule of Investments
December 31, 1997

COMMON STOCKS-56.05%

--------------------------------------------------------------------------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               ADVERTISING-PUBLIC RELATIONS-0.70%
      67,600   Interpublic Group of Companies, Inc.            $   3,196,787    $   3,367,325
                                                               -------------    -------------
               AEROSPACE AND EQUIPMENT-0.52%
     117,000   Loral Space and Communications Ltd. (a)......       2,597,688        2,508,187
                                                               -------------    -------------
               AUTOMOBILE AND MOTOR VEHICLE
               PARTS-0.60%
       1,000   Highwaymaster Communications, Inc. (Warrants)
                 (a)(e).....................................          18,186           17,500
      46,000   Magna International, Inc. Class A............       2,185,416        2,889,375
                                                               -------------    -------------
                                                                   2,203,602        2,906,875
                                                               -------------    -------------
               BANKS-2.22%
      53,000   Banc One Corp................................       2,049,928        2,878,562
      23,000   Mellon Bank Corp.............................       1,461,183        1,394,375
      73,000   Norwest Corp.................................       2,700,804        2,819,625
      53,000   Union Planters Corp..........................       1,839,620        3,600,687
                                                               -------------    -------------
                                                                   8,051,535       10,693,249
                                                               -------------    -------------
               BIOMEDICS, GENETICS RESEARCH AND
               DEVELOPMENT-0.94%
      37,000   Amgen, Inc. (a)..............................       2,059,153        2,002,625
      76,000   Centocor, Inc. (a)...........................       2,844,151        2,527,000
                                                               -------------    -------------
                                                                   4,903,304        4,529,625
                                                               -------------    -------------
               BROADCASTING-0.29%
      34,000   Viacom, Inc. Class B (a).....................       1,325,041        1,408,875
                                                               -------------    -------------
               BUSINESS SERVICES AND
               SUPPLIES-1.62%
      55,000   Cognizant Corp...............................       2,362,226        2,450,937
      82,300   Fiserv, Inc. (a).............................       3,143,889        4,042,987
      45,000   Ingram Micro, Inc. Class A (a)...............         893,400        1,310,625
                                                               -------------    -------------
                                                                   6,399,515        7,804,549
                                                               -------------    -------------
               CHEMICALS-1.16%
      24,000   Dow Chemical Co..............................       2,360,437        2,436,000
      75,000   Monsanto Co..................................       2,920,714        3,150,000
                                                               -------------    -------------
                                                                   5,281,151        5,586,000
                                                               -------------    -------------
               COMPUTER-COMMUNICATIONS
               EQUIPMENT-0.44%
      38,000   Cisco Systems, Inc. (a)......................         300,703        2,118,500
                                                               -------------    -------------
               COMPUTER-SOFTWARE-2.55%
      20,500   Computer Sciences Corp. (a)..................       1,745,662        1,711,750
      28,000   Microsoft Corp. (a)..........................         596,512        3,619,000
      39,000   PeopleSoft, Inc. (a).........................       1,368,424        1,521,000
     141,919   Sterling Commerce, Inc. (a)..................       2,383,221        5,455,012
                                                               -------------    -------------
                                                                   6,093,819       12,306,762
                                                               -------------    -------------
               CONTAINERS AND PACKAGING-0.42%
      40,500   Crown Cork & Seal Company, Inc...............       1,875,060        2,030,062
                                                               -------------    -------------
               DRUGS-3.93%
      37,000   Abbott Laboratories..........................       1,681,465        2,425,812
      73,200   Forest Laboratories, Inc. (a)................       2,735,536        3,609,675
      60,000   Lilly (Eli) & Co., Inc.......................       1,915,257        4,177,500
     133,000   Mylan Laboratories, Inc......................       2,422,610        2,784,687
      34,200   Teva Pharmaceutical Industries Ltd. ADR......       1,696,950        1,618,087

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
      35,000   Warner-Lambert Co............................   $   3,848,960    $   4,340,000
                                                               -------------    -------------
                                                                  14,300,778       18,955,761
                                                               -------------    -------------
               ELECTRICAL EQUIPMENT-0.79%
      52,000   General Electric Co..........................       2,339,305        3,815,500
                                                               -------------    -------------
               ELECTRONIC-SEMICONDUCTOR AND
               CAPACITOR-1.14%
      26,000   Intel Corp...................................         981,551        1,826,500
      64,400   Motorola, Inc................................       2,884,391        3,674,825
                                                               -------------    -------------
                                                                   3,865,942        5,501,325
                                                               -------------    -------------
               FINANCE SERVICES-4.15%
     169,000   Fannie Mae...................................       4,410,213        9,643,562
     150,000   MBNA Corp....................................       1,566,606        4,096,875
      94,000   MGIC Investment Corp.........................       3,146,689        6,251,000
                                                               -------------    -------------
                                                                   9,123,508       19,991,437
                                                               -------------    -------------
               FOOD-4.44%
     318,000   Archer-Daniels-Midland Co....................       6,690,953        6,896,625
      91,200   ConAgra, Inc.................................       1,998,455        2,992,500
     135,000   Groupe Danone-ADR (a)........................       4,185,000        4,826,250
      58,000   Heinz (H.J.) Co..............................       1,852,810        2,947,125
      77,000   Nabisco Holdings Corp. Class A...............       3,651,562        3,729,687
                                                               -------------    -------------
                                                                  18,378,780       21,392,187
                                                               -------------    -------------
               HEALTH CARE SERVICES-0.61%
      39,000   Cardinal Health, Inc.........................       1,848,080        2,929,875
                                                               -------------    -------------
               HOTEL AND GAMING-0.81%
     105,500   Mirage Resorts, Inc. (a).....................       1,199,434        2,400,125
      40,000   Sun International Hotels Ltd. (a)............       1,976,978        1,505,000
                                                               -------------    -------------
                                                                   3,176,412        3,905,125
                                                               -------------    -------------
               INSURANCE-3.36%
      96,000   American International Group, Inc............       6,578,642       10,440,000
     127,400   Hartford Life, Inc...........................       4,363,467        5,772,813
                                                               -------------    -------------
                                                                  10,942,109       16,212,813
                                                               -------------    -------------
               LEISURE TIME-AMUSEMENTS-0.51%
      25,000   Disney (Walt) Co.............................       2,338,859        2,476,563
                                                               -------------    -------------
               MACHINERY-OIL AND WELL-0.54%
      60,000   Baker Hughes, Inc............................       2,583,149        2,617,500
                                                               -------------    -------------
               MEDICAL TECHNOLOGY-1.30%
      22,900   Boston Scientific Corp. (a)..................         949,121        1,050,538
      99,400   Medtronic, Inc. (and rights).................       2,020,745        5,199,863
                                                               -------------    -------------
                                                                   2,969,866        6,250,401
                                                               -------------    -------------
               NATURAL GAS TRANSMISSIONS-0.49%
      84,000   Williams Companies, Inc......................       2,060,232        2,383,500
                                                               -------------    -------------
               OIL AND GAS FIELD SERVICES-2.61%
      38,900   Camco International, Inc.....................       1,691,080        2,477,444
      78,400   Precision Drilling Corp. (a).................       1,538,575        1,911,000
      86,000   Schlumberger Ltd.............................       3,979,114        6,923,000
      43,000   Trico Marine Services, Inc. (a)..............       1,204,000        1,263,125
                                                               -------------    -------------
                                                                   8,412,769       12,574,569
                                                               -------------    -------------
               OIL-CRUDE PETROLEUM AND GAS-1.47%
      25,000   EVI, Inc. (a)................................       1,232,860        1,293,750
     100,400   Nuevo Energy Co. (a).........................       3,991,559        4,091,300

--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
     151,000   Santa Fe Energy Resources, Inc. (a)..........   $   1,249,485    $   1,698,750
                                                               -------------    -------------
                                                                   6,473,904        7,083,800
                                                               -------------    -------------
               OIL-OFFSHORE DRILLING-0.31%
      37,000   Santa Fe International Corp. (a).............       1,100,910        1,505,438
                                                               -------------    -------------
               POLLUTION CONTROL-0.78%
     125,000   U.S. Filter Corp. (a)........................       3,855,470        3,742,188
                                                               -------------    -------------
               PRECISION INSTRUMENTS-TEST,
               RESEARCH-0.29%
      20,000   Perkin Elmer Corp............................       1,564,097        1,421,250
                                                               -------------    -------------
               PUBLISHING-1.15%
      12,700   CMP Media, Inc. Class A (a)..................         279,400          219,075
      86,000   Time Warner, Inc.............................       4,513,824        5,332,000
                                                               -------------    -------------
                                                                   4,793,224        5,551,075
                                                               -------------    -------------
               RAILROAD AND RAILROAD
               EQUIPMENT-0.72%
     112,500   Tranz Rail Holdings Ltd. ADR.................       2,025,000        1,293,750
      35,000   Union Pacific Corp...........................       2,256,408        2,185,313
                                                               -------------    -------------
                                                                   4,281,408        3,479,063
                                                               -------------    -------------
               RETAIL-DEPARTMENT STORES-1.18%
      83,200   Kohl's Corp. (a).............................       1,624,871        5,668,000
                                                               -------------    -------------
               RETAIL-SPECIALTY-3.90%
     149,750   Cendant Corp. (a)............................       2,807,587        5,147,656
     145,000   Costco Companies, Inc. (a)...................       2,448,415        6,470,625
     122,250   Home Depot, Inc..............................       3,542,446        7,197,469
                                                               -------------    -------------
                                                                   8,798,448       18,815,750
                                                               -------------    -------------
               RETAIL-VARIETY AND VARIETY MAIL
               ORDER-0.60%
      92,900   Walgreen Co..................................       3,034,504        2,914,738
                                                               -------------    -------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               TELECOMMUNICATION
               EQUIPMENT-1.40%
       6,400   Associated Group, Inc. Class A (a)...........   $     179,200    $     189,600
      90,000   Ericsson (L.M.) Telephone Co. Class B ADR....       1,007,927        3,358,125
      61,000   Tellabs, Inc.(a).............................       1,232,566        3,225,375
                                                               -------------    -------------
                                                                   2,419,693        6,773,100
                                                               -------------    -------------
               TELECOMMUNICATIONS-0.03%
       1,000   Globalstar LP/Capital (Warrants) (a)(e)                51,746          105,000
       1,000   Hyperion Telecom (Warrants) (a)(e)...........           4,022           60,000
                                                               -------------    -------------
                                                                      55,768          165,000
                                                               -------------    -------------
               TELEPHONE SERVICES-2.22%
     154,000   AirTouch Communications, Inc. (a)............       4,074,979        6,400,625
     142,988   WorldCom, Inc. (a)...........................       1,915,733        4,325,387
                                                               -------------    -------------
                                                                   5,990,712       10,726,012
                                                               -------------    -------------
               TOBACCO-1.24%
     132,000   Philip Morris Companies, Inc.................       4,750,716        5,981,250
                                                               -------------    -------------
               TOYS-1.25%
     161,651   Mattel, Inc..................................       2,523,828        6,021,500
                                                               -------------    -------------
               UTILITIES-ELECTRIC-1.70%
     135,000   AES Corp. (a)................................       3,435,481        6,294,375
     104,000   Tucson Electric Power Co. (a)................       1,739,356        1,885,000
                                                               -------------    -------------
                                                                   5,174,837        8,179,375
                                                               -------------    -------------
               UTILITIES-TELEPHONE-1.11%
     105,900   Frontier Corp................................       2,561,523        2,548,219
      65,000   MCI Communications Corp......................       2,606,375        2,782,813
                                                               -------------    -------------
                                                                   5,167,898        5,331,032
                                                               -------------    -------------
               WASTE DISPOSAL-0.55%
      68,000   U.S.A. Waste Services, Inc. (a)..............       2,429,286        2,669,000
                                                               -------------    -------------
               TOTAL COMMON STOCKS..........................   $ 188,607,568    $ 270,294,136
                                                               -------------    -------------
                                                               -------------    -------------

MUNICIPAL BONDS-0.88%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 GENERAL OBLIGATIONS-0.26%
   $1,000,000    Atlanta Georgia, 5.125% Public Improvement
                   General Obligation Ser B 12-1-2021.........           AA     $     987,116    $     998,585
      250,000    New York (City of), 10.00% General Obligation
                   Taxable Bond Fiscal 1991 Ser D 8-1-2005....         BBB+           237,946          283,097
                                                                                -------------    -------------
                                                                                    1,225,062        1,281,682
                                                                                -------------    -------------
                 HIGHER EDUCATION-0.20%
    1,000,000    Pennsylvania State University 5.00% Rev Bond
                   Ser A 8-15-2022............................          AA-           975,718          990,159
                                                                                -------------    -------------
                 TRANSPORTATION-0.42%
    1,000,000    Massachusetts Bay, 5.00% Transportation Auth
                   Rev Bond Ser C 3-1-2024....................          AA-           964,570          971,504
    1,000,000    Massachusetts Turnpike Authority, 5.125% Rev
                   Bond Ser A 1-1-2023........................          AAA         1,011,980        1,005,000
                                                                                -------------    -------------
                                                                                    1,976,550        1,976,504
                                                                                -------------    -------------
                 TOTAL MUNICIPAL BONDS........................                  $   4,177,330    $   4,248,345
                                                                                -------------    -------------
                                                                                -------------    -------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1997

ASSET BACKED SECURITIES-10.89%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 COMMERCIAL LOANS-6.04%
   $1,788,176    DLJ Mortgage Acceptance Corp., 7.28% Ser
                   1996-CF1 Class A-1A 3-13-2028 (e)..........          AAA     $   1,801,404    $   1,847,968
    2,500,000    First Union Lehman Brothers Commercial
                   Mortgage, 7.30% Ser 1997-C1 Class A2
                   12-18-2006.................................         Aaa*         2,525,079        2,615,625
    2,510,000    GMAC Commercial Mortgage Securities, Inc.,
                   7.09% Ser 1997-C1 Class E 12-15-2010.......        Baa2*         2,522,301        2,520,197
    2,768,798    GS Mortgage Securities Corp. II Protective
                   Life, 7.02% Ser 1996-PL Class A1
                   3-1-2026...................................         Aaa*         2,726,816        2,813,791
    1,371,053    J.P. Morgan Commercial Mortgage Finance
                   Corp., 6.47% Ser 1996-C2 Class A
                   11-25-2027.................................          AAA         1,380,811        1,376,578
    2,250,000    J.P. Morgan Commercial Mortgage Finance
                   Corp., 7.07% Ser 1997-C5 Class A2
                   9-15-2029..................................          AAA         2,283,676        2,297,227
      860,000    J.P. Morgan Commercial Mortgage Finance
                   Corp., 7.47% Ser 1997-C4 Class B
                   12-26-2028.................................           AA           866,403          906,762
    1,253,122    Merrill Lynch Mortgage Investors, Inc., 6.79%
                   Variable Rate Ser 1995-C3 Class A1
                   12-26-2025.................................          AAA         1,265,461        1,265,641
      802,129    Merrill Lynch Mortgage Investors, Inc., 6.82%
                   Variable Rate Ser 1995-C2 Class A1
                   6-15-2021..................................         Aaa*           814,064          815,572
    1,600,000    Merrill Lynch Mortgage Investors, Inc., 7.42%
                   Ser 1996-C1 Class B 4-25-2028..............           AA         1,602,464        1,713,872
    1,200,000    Midland Realty Acceptance Corp., 7.76% Ser
                   1996-C1 Class B 7-25-2008..................           AA         1,211,168        1,281,375
    2,000,000    Morgan Stanley Capital I, Inc., 7.27% Ser
                   1997-HF1Class A2 1-15-2007 (e).............         Aaa*         2,034,295        2,096,563
      550,000    Morgan Stanley Capital I, Inc., 7.38% Ser
                   1996-WF1 Class A3 8-15-2006 (e)............         Aaa*           560,529          579,391
    1,075,000    Mortgage Capital Funding, Inc., 7.29% Ser
                   1997-MC1 Class A3 3-20-2007................         Aaa*         1,085,358        1,121,773
    1,000,000    Mortgage Capital Funding, Inc., 7.90% Ser
                   1996-MC1 Class B 2-15-2006.................          AA+         1,009,180        1,074,820
    1,870,000    Nationslink Funding Corp., 7.52% Ser 1996-1
                   Class A2 7-20-2005.........................          AAA         1,872,040        1,959,409
    2,723,139    Nationslink Funding Corp., 7.54% Ser 1996-1
                   Class A1 9-20-2002.........................          AAA         2,736,010        2,829,086
                                                                                -------------    -------------
                                                                                   28,297,059       29,115,650
                                                                                -------------    -------------
                 HOUSING-0.62%
      500,000    Money Store (The) Home Improvement Trust,
                   7.41% Ser 1997-1 Class M1 5-15-2017........           AA           502,009          520,919
    2,500,000    Money Store (The) Residential Trust, 7.09%
                   1997-I-M1 7-15-2016........................           AA         2,499,612        2,461,719
                                                                                -------------    -------------
                                                                                    3,001,621        2,982,638
                                                                                -------------    -------------
                 MANUFACTURED HOMES-1.20%
    1,500,000    Green Tree Financial Corp., 7.54% Ser 1997-2
                   Class M1 4-15-2028.........................         Aa3*         1,542,964        1,562,813
    4,000,000    Green Tree Financial Corp., 7.65% Ser 1994-1
                   Class A5 4-15-2019.........................         Aa2*         4,070,313        4,239,540
                                                                                -------------    -------------
                                                                                    5,613,277        5,802,353
                                                                                -------------    -------------
                 MISCELLANEOUS-0.10%
      500,015    Fifth Third Auto Grantor Trust, 6.70% Ser
                   1996-B Class B 3-15-2002...................            A           499,734          502,611
                                                                                -------------    -------------
                 MULTI-FAMILY LOANS-1.84%
    1,500,000    DLJ Mortgage Acceptance Corp., 7.14%
                   Multifamily Mtg Pass thru Certificate Ser
                   1997-CF2 Class B1 10-15-2007 (e)...........          BBB         1,514,995        1,501,875
    4,851,000    DLJ Mortgage Acceptance Corp., 8.50%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1994-MF4 Class A2 4-18-2001................            A         4,919,786        5,053,141
    1,500,000    DLJ Mortgage Acceptance Corp., 8.80%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1993-MF12 Class B1 9-18-2003...............           NR         1,473,750        1,569,015
      944,704    Fund America Structured Transactions, L.P.,
                   Collateralized Note, 8.76% Ser 1996-1 Class
                   A Principal Only 1-1-2033 (f)(h)...........        Baa3*           706,474          730,964
                                                                                -------------    -------------
                                                                                    8,615,005        8,854,995
                                                                                -------------    -------------
                 RAILROAD AND RAILROAD EQUIPMENT-0.20%
      910,000    Railcar Leasing L.L.C., 7.125% Ser 1997-1
                   Class A2 1-15-2013 (e).....................          AAA           908,186          957,465
                                                                                -------------    -------------
                 WHOLE LOAN RESIDENTIAL-0.89%
    1,752,381    Blackrock Capital Funding L.L.C., 7.75%
                   97-R1-C1 Class A1 3-1-2027 (e).............         Aaa*         1,768,426        1,789,345
      966,654    Mid-State Trust 7.54% Ser 6 Class A3
                   7-1-2035...................................           AA           966,052        1,013,305
    1,483,571    PNC Mortgage Securities Corp., 7.50% Ser 1997
                   Class 2PP1 7-25-2027.......................          AAA         1,480,109        1,503,750
                                                                                -------------    -------------
                                                                                    4,214,587        4,306,400
                                                                                -------------    -------------
                 TOTAL ASSET BACKED SECURITIES................                  $  51,149,469    $  52,522,112
                                                                                -------------    -------------
                                                                                -------------    -------------

CORPORATE BONDS-INVESTMENT GRADE-9.09%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 AEROSPACE AND EQUIPMENT-0.65%
   $1,500,000    Lockheed Martin Corp., 7.65% Deb 5-1-2016....         BBB+     $   1,508,557    $   1,621,927
    1,500,000    Raytheon 6.30% 8-15-2000.....................          BBB         1,498,558        1,506,019
                                                                                -------------    -------------
                                                                                    3,007,115        3,127,946
                                                                                -------------    -------------
                 AIR FREIGHT-0.33%
    1,500,000    Federal Express Corp., 7.50% 1997-A Pass Thru
                   Certificate 1-15-2018......................          AAA         1,500,000        1,594,230
                                                                                -------------    -------------
                 BANKS-1.27%
    1,500,000    Bank Austria AG, 7.25% Sub Note 2-15-2017
                   (f)........................................          AAA         1,497,209        1,583,104
      500,000    Citicorp Capital II, 8.02% Bond 2-15-2027....           A-           500,000          534,596
    1,350,000    Corestates Capital Corp., 6.75% Medium Term
                   Note 11-15-2006............................           A-         1,359,897        1,382,115
    1,000,000    Republic NY Capital I, 7.75% 11-15-2026......           A+           975,181        1,070,160
    1,500,000    St. Paul Bancorp, Inc., 7.125% Sr Note
                   2-15-2004..................................         BBB-         1,493,757        1,527,889
                                                                                -------------    -------------
                                                                                    5,826,044        6,097,864
                                                                                -------------    -------------
                 BROKERAGE AND INVESTMENT-1.22%
    1,500,000    Bear Stearns Capital Trust I, 7.00% Variable
                   Rate Bond 1-15-2027........................          BBB         1,499,138        1,519,286
    2,250,000    Lehman Brothers Holdings, 7.375% Sr Note
                   5-15-2004..................................            A         2,241,765        2,334,323
    2,000,000    Salomon, Inc., 6.75% Sr Note 2-15-2003.......            A         1,996,861        2,028,392
                                                                                -------------    -------------
                                                                                    5,737,764        5,882,001
                                                                                -------------    -------------
                 BUILDING MATERIALS-0.21%
    1,000,000    Owens-Corning, 7.00% Medium Term Note
                   5-15-2000..................................         BBB-         1,000,000        1,015,942
                                                                                -------------    -------------
                 CHEMICALS-0.32%
    1,500,000    Lyondell Petrochemical, 7.55% Deb
                   2-15-2026..................................         BBB-         1,413,609        1,563,641
                                                                                -------------    -------------
                 CONSUMER FINANCE-0.21%
    1,000,000    Beneficial Corp., 6.33% Medium Term Note
                   12-18-2000.................................            A           992,190        1,000,569
                                                                                -------------    -------------
                 ENERGY-0.18%
      750,000    NGC Corp. Capital Trust, 8.316% 6-1-2027.....         BBB-           750,000          843,606
                                                                                -------------    -------------
                 FINANCE COMPANIES-0.47%
    1,250,000    Homeside Lending, Inc., 6.875% Medium Term
                   Note 6-30-2002.............................          BBB         1,249,623        1,273,331
    1,000,000    Salomon, Inc., 6.25% Note 10-1-1999..........            A           999,436        1,001,993
                                                                                -------------    -------------
                                                                                    2,249,059        2,275,324
                                                                                -------------    -------------
                 FOREIGN-GOVERNMENT-0.21%
    1,000,000    Poland (Republic of), 7.125% Yankee Bond
                   7-1-2004...................................         BBB-           995,193        1,014,099
                                                                                -------------    -------------
                 FOREIGN-GOVERNMENT AGENCIES-0.27%
    1,250,000    Quebec (Province of), 7.50% Yankee Bond
                   7-15-2002..................................           A+         1,286,087        1,308,038
                                                                                -------------    -------------
                 FOREST PRODUCTS-0.21%
    1,000,000    Fort James Corp., 6.50% Sr Note 9-15-2002....         BBB-           998,835        1,002,807
                                                                                -------------    -------------
                 MEDIA-0.73%
      750,000    Belo (A.H.) Corp., 7.25% Note 9-15-2027......         BBB-           745,586          774,425
    1,235,000    News America Holdings, 7.50% Sr Note
                   3-1-2000...................................         BBB-         1,248,187        1,263,630
    1,250,000    News America Holdings, 8.875% Deb
                   4-26-2023..................................         BBB-         1,309,493        1,457,370
                                                                                -------------    -------------
                                                                                    3,303,266        3,495,425
                                                                                -------------    -------------
                 NATURAL GAS TRANSMISSIONS-0.38%
    1,250,000    Tennessee Gas Pipeline, 7.50% Bond
                   4-1-2017...................................          BBB         1,230,372        1,338,524
      500,000    Trans-Canada Pipelines Ltd., 7.06% Note
                   10-14-2025.................................           A-           500,000          510,691
                                                                                -------------    -------------
                                                                                    1,730,372        1,849,215
                                                                                -------------    -------------
                 OIL-CRUDE PETROLEUM AND GAS-0.21%
   $1,000,000    Saga Petroleum ASA, 7.25% Yankee Bond
                   9-23-2027..................................         BBB+           990,016        1,023,684
                                                                                -------------    -------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1997

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 RAILROAD AND RAILROAD EQUIPMENT-0.38%
    1,650,000    CSX Corp., 7.90% Deb 5-1-2017................          BBB     $   1,649,057    $   1,847,850
                                                                                -------------    -------------
                 REAL ESTATE-0.33%
    1,500,000    Meditrust, 7.82% Note 9-10-2026..............         BBB-         1,569,926        1,588,184
                                                                                -------------    -------------
                 SUPRANATIONAL-0.26%
    1,250,000    Corp Andina De Fomento, 7.10% Yankee Bond
                   2-1-2003...................................         BBB+         1,249,362        1,268,966
                                                                                -------------    -------------
                 TELECOMMUNICATIONS-0.70%
    3,250,000    360 Communications Co., 7.50% Sr Note
                   3-1-2006...................................         BBB-         3,243,483        3,374,342
                                                                                -------------    -------------
                 TELEPHONE SERVICES-0.22%
    1,000,000    GTE Corp., 7.51% Note 4-1-2009...............            A           992,205        1,072,446
                                                                                -------------    -------------
                 UTILITIES-ELECTRIC-0.33%
    1,500,000    Texas Utilities Electric Capital V, 8.175%
                   1-30-2037..................................          BBB         1,500,000        1,607,196
                                                                                -------------    -------------
                 TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                  $  41,983,583    $  43,853,375
                                                                                -------------    -------------
                                                                                -------------    -------------

CORPORATE BONDS-NON-INVESTMENT GRADE-7.46%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 AUTOMOBILE AND MOTOR VEHICLE PARTS-0.21%
   $1,000,000    Highwaymaster, Inc., 13.75% Sr Note 9-15-2005
                   (e)........................................            B     $   1,041,071    $   1,010,000
                                                                                -------------    -------------
                 BROADCASTING-0.22%
    1,000,000    Sinclair Broadcasting Group, Inc., 10.00% Sr
                   Sub Note 9-30-2005.........................            B         1,000,000        1,052,500
                                                                                -------------    -------------
                 BUSINESS SERVICES AND SUPPLIES-0.20%
    1,000,000    T/SF Communications Corp., 10.375% Sr Sub
                   Note 11-1-2007 (f).........................            B           981,399          990,000
                                                                                -------------    -------------
                 CABLE TELEVISION-1.01%
    1,000,000    Adelphia Communications, Inc., 9.25% Sr Note
                   10-1-2002..................................           NR         1,019,972        1,020,000
    1,000,000    Australis Media Ltd., 16.20% Sr Sub Disc Note
                   5-15-2003 (Zero coupon through 5-15-2000,
                   thereafter 15.75%) (g).....................            D           764,271          435,001
    1,000,000    Cablevision Systems Corp., 10.50% Sr Sub Deb
                   5-15-2016..................................          BB-         1,014,728        1,162,500
      750,000    Cablevision Systems Corp., 8.125% Deb
                   8-15-2009..................................          BB+           771,488          774,375
    1,055,000    Falcon Holding Group, L.P., 11.00% Sr Sub
                   Note Ser B 9-15-2003 (Interest is
                   Payable-in-Kind)...........................           NR         1,048,693        1,099,443
    1,000,000    Wireless One, Inc., 13.00% Sr Note
                   10-15-2003.................................           B-           979,851          360,000
                                                                                -------------    -------------
                                                                                    5,599,003        4,851,319
                                                                                -------------    -------------
                 COMPUTER-HARDWARE-0.24%
    1,000,000    Unisys Corp., 11.75% Sr Note 10-15-2004......           B+         1,083,144        1,142,500
                                                                                -------------    -------------
                 ENERGY-0.36%
    1,750,000    Energy Corp. of America, 9.50% Sr Sub Note
                   5-15-2007..................................            B         1,750,000        1,745,625
                                                                                -------------    -------------
                 FOOD-MISCELLANEOUS-0.33%
    1,500,000    Envirodyne Industries, Inc., 12.00% First
                   Priority Sr Secured Note 6-15-2000.........           B+         1,498,125        1,603,125
                                                                                -------------    -------------
                 HEALTH CARE SERVICES-0.23%
    1,000,000    Tenet Healthcare Corp., 10.125% Sr Sub Note
                   3-1-2005...................................           B+         1,060,673        1,091,250
                                                                                -------------    -------------
                 HOTEL AND MOTEL-0.39%
    1,750,000    HMH Properties, Inc., 9.50% Sr Note
                   5-15-2005..................................          BB-         1,812,722        1,861,563
                                                                                -------------    -------------
                 HOUSING-0.34%
    1,500,000    MDC Holdings, Inc., 11.125% Note
                   12-15-2003.................................          BB-         1,588,085        1,657,500
                                                                                -------------    -------------

--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 INDUSTRIAL-0.58%
   $1,000,000    Intelcom Group (USA), Inc., 10.26% 5-1-2006
                   (Zero coupon through 5-1-2001, thereafter
                   12.50%) (g)................................           NR     $     745,752    $     750,000
    1,000,000    Inter-City Products Corp. USA, 9.75% Sr
                   Secured Note 3-1-2000......................           B+         1,025,466        1,020,000
    1,000,000    Speedway Motorsports, Inc., 8.50% Sr Sub Deb
                   8-15-2007..................................           B+         1,008,529        1,020,000
                                                                                -------------    -------------
                                                                                    2,779,747        2,790,000
                                                                                -------------    -------------
                 PUBLISHING-0.17%
      750,000    Petersen Publishing Co. LLC, 11.125% Sr Sub
                   Note 11-15-2006............................            B           840,921          847,500
                                                                                -------------    -------------
                 STEEL AND IRON-0.22%
    1,000,000    Weirton Steel Corp., 11.375% Sr Note
                   7-1-2004...................................            B         1,032,625        1,050,000
                                                                                -------------    -------------
                 TELECOMMUNICATIONS-2.51%
    1,000,000    American Communications Services, Inc.,
                   13.00% Sr Disc Note 11-1-2005 (Zero coupon
                   until 11-1-2000, thereafter 13.00%) (g)....           NR           732,570          800,000
    1,000,000    Dobson Communications Corp., 11.75% Sr Note
                   4-15-2007..................................           NR           954,150        1,056,250
    1,000,000    Globalstar LP/Capital, 11.375% Sr Note
                   2-15-2004..................................            B           986,578        1,010,000
    1,000,000    Hyperion Telecommunication, 12.25% Sr Note
                   9-1-2004...................................           NR         1,099,872        1,105,000
      750,000    Intermedia Communications, 8.50% Sr Note
                   1-15-2008 (e)..............................            B           750,000          750,000
    1,000,000    Iridium LLC/Capital Corp., 14.00% Sr Note
                   7-15-2005..................................           B-         1,124,026        1,085,000
      750,000    Microcell Telecommunications, Inc., 11.80%
                   Disc Note 6-1-2006 (Zero coupon until
                   12-1-2001, thereafter 14.00%) (g)..........          B3*           489,867          502,500
    1,000,000    Nextel Communications, Inc., 9.58% Sr Disc
                   Note 9-15-2000 (Zero coupon through
                   9-15-2002, thereafter 10.65%) (f)(g).......          CCC           629,513          630,000
      500,000    Omnipoint Corp., 11.625% Sr Note 8-15-2006...         CCC+           488,430          527,500
      750,000    Omnipoint Corp., 11.625% Sr Note Ser A
                   8-15-2006..................................         CCC+           741,345          791,250
    1,000,000    Orbcomm Global LP Capital, 14.00% Sr Note
                   8-15-2004..................................           NR         1,070,905        1,085,000
    1,000,000    Phonetel Technologies, Inc., 12.00% Sr Note
                   12-15-2006.................................           B-         1,022,824        1,037,500
      500,000    Poland Telecommunications Finance Corp.,
                   14.00% Sr Note 12-1-2007 (with warrants)
                   (e)........................................           NR           500,000          516,250
   $1,500,000    Teleport Communications, 11.125% Sr Disc Note
                   7-1-2007 (Zero coupon until 7-1-2001,
                   thereafter 11.125%) (g)....................           B+         1,045,918        1,218,750
                                                                                -------------    -------------
                                                                                   11,635,998       12,115,000
                                                                                -------------    -------------
                 TEXTILE MANUFACTURING-0.22%
    1,000,000    Pillowtex Corp., 10.00% Sr Sub Note
                   11-15-2006.................................           B+         1,052,130        1,070,000
                                                                                -------------    -------------
                 TRANSPORTATION-0.23%
    1,000,000    Greyhound Lines, Inc., 11.50% Sr Note
                   4-15-2007..................................           NR         1,080,333        1,105,000
                                                                                -------------    -------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................                  $  35,835,976    $  35,982,882
                                                                                -------------    -------------
                                                                                -------------    -------------

U.S. GOVERNMENT SECURITIES-8.28%

--------------------------------------------------------------------------------
    Principal                                                                        Market
     Amount                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION-2.62%
                 MORTGAGE BACKED SECURITIES:
   $1,680,000    6.00% 2013 (i)...............................   $   1,643,250    $   1,652,700
    7,202,701    7.00% 2011-2025..............................       7,085,374        7,265,812
    2,212,086    7.50% 2022-2026..............................       2,279,734        2,262,856
    1,356,531    8.00% 2025...................................       1,377,091        1,404,010
       51,231    9.00% 2021...................................          51,119           54,433
                                                                 -------------    -------------
                 TOTAL FEDERAL NATIONAL MORTGAGE
                   ASSOCIATION................................      12,436,568       12,639,811
                                                                 -------------    -------------
                 GOVERNMENT NATIONAL MORTGAGE
                 ASSOCIATION-1.46%
                 MORTGAGE BACKED SECURITIES:
    2,980,663    7.50% 2023...................................       2,840,013        3,052,384
    3,528,500    9.00% 2022-2023..............................       3,643,176        3,773,289

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1997

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                                        Market
     Amount                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
   $  137,035    9.125% Fleet Mortgage Securities Ser 1989-3
                   Class D 2018 (GNMA Backed).................   $     140,290    $     137,206
       82,021    9.50% 2020...................................          81,816           88,737
                                                                 -------------    -------------
                 TOTAL GOVERNMENT NATIONAL MORTGAGE
                   ASSOCIATION................................       6,705,295        7,051,616
                                                                 -------------    -------------
                 U.S. TREASURY SECURITIES-4.20%
                 NOTES:
    4,100,000    5.625% 1999..................................       4,092,323        4,094,875
    7,650,000    6.00% 1999...................................       7,640,895        7,688,250
    1,915,000    6.125% 2001..................................       1,913,239        1,940,732
    2,670,000    6.25% 2002...................................       2,668,029        2,724,233
    3,735,000    6.375% 2000..................................       3,752,147        3,791,025
                                                                 -------------    -------------
                 TOTAL U.S. TREASURY SECURITIES...............      20,066,633       20,239,115
                                                                 -------------    -------------
                 TOTAL U.S. GOVERNMENT SECURITIES.............      39,208,496       39,930,542
                                                                 -------------    -------------
                                                                 -------------    -------------
                 TOTAL LONG-TERM INVESTMENTS..................   $ 360,962,422    $ 446,831,392
                                                                 -------------    -------------
                                                                 -------------    -------------

SHORT-TERM INVESTMENTS-7.21%

--------------------------------------------------------------------------------
    Principal                                                        Market
      Amount                                                        Value (c)
   ------------                                                   -------------
                  BANKS-2.73%
   $13,157,000    First Trust Money Market Variable Rate Time
                    Deposit, Current rate -- 5.56%.............   $  13,157,000
                                                                  -------------
                  DIVERSIFIED FINANCE-1.38%
     6,689,000    Associates Corp. Master Variable Rate Note,
                    Current rate -- 5.44%......................       6,689,000
                                                                  -------------
                  U.S. GOVERNMENT AGENCY-3.10%
    15,000,000    Federal Home Loan Mortagage Corporation,
                    5.79%, 1-26-1998...........................      14,938,575
                                                                  -------------
                  TOTAL SHORT-TERM INVESTMENTS.................      34,784,575
                                                                  -------------
                                                                  -------------
                  TOTAL INVESTMENTS IN SECURITIES (COST:
                    $395,746,997) (b)..........................   $ 481,615,967
                                                                  -------------
                                                                  -------------

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At December 31, 1997, the cost of securities for federal income tax purposes was $395,746,997 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $89,873,837
Unrealized depreciation.....................................   (4,004,867)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $85,868,970
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.74% of net assets as of December 31, 1997.

--------------------------------------------------------------------------------
 (e) Securities sold within the terms of a private placement memorandum, exempt form registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Date Acquired       Shares/Par  Security                                                                        Cost Basis
--------------------------------------------------------------------------------------------------------------------------
April 2, 1997       $1,752,381  Blackrock Capital Funding L.L.C., 7.75% 97-R1-C1 Class A1 3-1-2027              $1,768,426
September 26, 1997   1,500,000  DLJ Mortgage Acceptance Corp., 7.14% Multifamily Mtg Pass thru Certificate Ser
                                  1997-CF2 Class B1 10-15-2007                                                   1,514,995
May 17, 1996         1,788,176  DLJ Mortgage Acceptance Corp., 7.28% Ser 1996-CF1 Class A-1A 3-13-2028           1,801,404
June 10, 1997            1,000  Globalstar (Warrants)                                                               51,746
October 7, 1997          1,000  Highwaymaster Communications, Inc. (Warrants)                                       18,186
October 7, 1997      1,000,000  Highwaymaster, Inc., 13.75% Sr Note 9-15-2005                                    1,041,071
April 26, 1996           1,000  Hyperion Telecom (Warrants)                                                          4,022
December 19, 1997      750,000  Intermedia Communications, 8.50% Sr Note 1-15-2008                                 750,000
August 12, 1997      2,000,000  Morgan Stanley Capital I, Inc., 7.27% Ser 1997-HF1 Class A2 1-15-2007            2,034,295
June 11, 1997          550,000  Morgan Stanley Capital I, Inc., 7.3773% Ser 1996-WF1Class A3 8-15-2006             560,529
November 24, 1997      500,000  Poland Telecommunications Finance Corp., 14.00% Sr Note 12-1-2007 (with
                                  warrants)                                                                        500,000
March 4, 1997          910,000  Railcar Leasing L.L.C., 7.125% Ser 1997-1 Class A2 1-15-2013                       908,186

    The aggregate value of these securities at December 31, 1997, was $11,231,357, which represents 2.33% of total net assets.
 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at December 31, 1997, was $3,934,068, which represents .82% of total net assets.
 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (h) The interest rate disclosed for principal only strips represents effective yield at December 31, 1997 based on future cash flows. This security has been identified by portfolio management as a liquid security. The aggregate value of this security at December 31, 1997, was $730,964, which represents .15% of total net assets.
 (i) The cost of securities purchased on a when-issued basis at December 31, 1997, was $1,643,250.
  * Moody's Rating

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES
Schedule of Investments
December 31, 1997

COMMON STOCKS-56.46%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                     Cost (b)(e)     Value (c)(e)
   ---------                                                   ------------    ------------
               AUSTRALIA-0.75%
      25,147   Coles Myer Ltd. -- RETAIL-MISCELLANEOUS         $     89,781    $    120,757
      47,300   CSR Limited -- BUILDING MATERIALS............        167,647         160,259
      52,700   Telstra Corp., Partly Paid --
                 TELECOMMUNICATIONS.........................         73,623         111,254
                                                               ------------    ------------
                                                                    331,051         392,270
                                                               ------------    ------------
               BELGIUM-0.49%
       5,100   Delhaize-Le Lion S.A. -- RETAIL-
                 MISCELLANEOUS..............................        255,685         258,786
                                                               ------------    ------------
               BERMUDA-0.52%
      10,300   Terra Nova (Burmuda) Holdings -- INSURANCE...        202,333         270,375
                                                               ------------    ------------
               CANADA-1.24%
       5,300   Potash Corp. of Saskatchewan -- CHEMICALS....        430,856         440,920
       9,470   Telus Corp. -- TELEPHONE SERVICES............        199,155         209,780
                                                               ------------    ------------
                                                                    630,011         650,700
                                                               ------------    ------------
               FRANCE-1.25%
          97   Banque Nationale de Paris -- BANKS...........          3,441           5,158
         341   Bongrain S.A. -- FOOD........................        169,170         143,976
       1,683   Elf Aquitaine -- OIL-CRUDE PETROLEUM AND
                 GAS........................................        119,270         195,832
       2,300   France Telecom S.A. -- TELECOMMUNICATIONS....         72,517          83,461
       4,750   Scor S.A. -- INSURANCE.......................        189,645         227,241
                                                               ------------    ------------
                                                                    554,043         655,668
                                                               ------------    ------------
               GERMANY-2.23%
       5,000   Basf AG -- CHEMICALS.........................        110,339         178,528
       6,550   Bayer AG -- CHEMICALS........................        182,990         243,160
         660   Karstadt AG -- RETAIL-DEPARTMENT STORES              255,306         228,315
       4,400   Veba AG -- UTILITIES-ELECTRIC................        209,002         299,771
         250   Viag AG -- ELECTRIC PRODUCTS.................        102,693         136,955
         150   Volkswagen AG -- AUTOMOBILE MANUFACTURERS....         43,858          83,841
                                                               ------------    ------------
                                                                    904,188       1,170,570
                                                               ------------    ------------
               HONG KONG-0.21%
      42,000   Jardine Strategic Holdings Ltd. --
                 MISCELLANEOUS..............................        125,664         110,880
                                                               ------------    ------------
               IRELAND-2.86%
      21,900   Bank of Ireland -- BANKS.....................        272,700         336,924
      23,700   Clondalkin Group Units plc -- CONTAINERS AND
                 PACKAGING..................................        205,365         191,872
      46,969   Green Property plc -- REAL ESTATE............        129,763         267,785
     123,077   Irish Life plc -- INSURANCE..................        627,099         706,964
                                                               ------------    ------------
                                                                  1,234,927       1,503,545
                                                               ------------    ------------
               ITALY-1.19%
      74,300   Mediaset S.p.A. -- BROADCASTING..............        358,531         365,197
      59,193   Telecom Italia S.p.A. -- UTILITIES-
                 TELEPHONE..................................        128,527         261,146
                                                               ------------    ------------
                                                                    487,058         626,343
                                                               ------------    ------------

                                                                                  Market
    Shares                                                     Cost (b)(e)     Value (c)(e)
   ---------                                                   ------------    ------------
               JAPAN-4.44%
       4,000   Daicel Chemical Industries Ltd. --
                 CHEMICALS..................................   $     21,751    $      5,230
      18,000   Fuji Photo Film -- PHOTOGRAPHIC..............        531,715         692,195
       6,000   Hitachi Ltd. -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................         56,981          42,916
      22,000   Kao Corp. -- HOUSEHOLD PRODUCTS..............        300,249         318,102
      13,000   Matsushita Electric Industrial Co. --
                 ELECTRIC PRODUCTS..........................        202,800         190,969
      54,000   Nichido Fire & Marine Insurance --
                 INSURANCE..................................        419,179         282,416
          20   Nippon Telegraph & Telephone Corp. --
                 TELEPHONE SERVICES.........................        142,089         172,280
      86,000   NKK Corp. -- STEEL AND IRON..................        152,956          68,789
       2,000   Sony Corp. -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................        114,488         178,433
      10,000   Sumitomo Rubber Industries -- AUTOMOBILE AND
                 MOTOR VEHICLE PARTS........................         88,145          42,378
       2,000   TDK Corp. -- ELECTRIC-COMPONENTS AND PARTS...        105,885         151,360
       4,000   Toyo Seikan Kaisha -- CONTAINERS AND
                 PACKAGING..................................        113,255          57,221
       6,000   Yamanouchi Pharmaceutical -- DRUGS...........        126,213         129,210
                                                               ------------    ------------
                                                                  2,375,706       2,331,499
                                                               ------------    ------------
               NETHERLANDS-2.76%
      13,872   ABN-AMRO Holding NV -- BANKS.................        127,746         270,292
       1,300   Akzo Nobel NV -- CHEMICALS...................        142,361         224,188
       3,650   Benckiser NV Class B -- MISCELLANEOUS                123,179         151,061
       2,050   Hollandsche Beton Groep NV -- CONSTRUCTION...         31,456          38,124
      10,722   ING Groep NV -- FINANCE SERVICES.............        316,828         451,680
       5,200   Philips Electronics NV -- ELECTRIC
                 PRODUCTS...................................        169,562         311,914
                                                               ------------    ------------
                                                                    911,132       1,447,259
                                                               ------------    ------------
               NEW ZEALAND-0.45%
     105,800   Lion Nathan Ltd. -- BUILDING MATERIALS.......        259,633         237,132
                                                               ------------    ------------
               PORTUGAL-0.25%
       4,930   Cimpor Cimentos De Portugal -- BUILDING
                 MATERIALS..................................        124,185         129,361
                                                               ------------    ------------
               SPAIN-1.13%
      25,500   Iberdrola S.A. -- UTILITIES-ELECTRIC.........        230,401         335,448
       9,000   Telefonica de Espana -- TELECOMMUNICATIONS...        113,414         256,864
                                                               ------------    ------------
                                                                    343,815         592,312
                                                               ------------    ------------
               SWEDEN-1.64%
      56,900   Nordbanken Holding AB -- BANKS...............        271,659         321,993
       6,600   Skandia Forsakrings AB -- INSURANCE..........        145,049         311,518
      10,000   Svenska Cellulosa B Free -- BANKS............        135,893         224,971
                                                               ------------    ------------
                                                                    552,601         858,482
                                                               ------------    ------------
               SWITZERLAND-3.23%
          92   ABB AG Baden -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................        123,082         115,745
         145   Ascom Holding AG -- TELECOMMUNICATIONS.......        145,129         186,898
          65   Bobst S.A. -- MACHINERY......................         79,455          95,814

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                     Cost (b)(e)     Value (c)(e)
   ---------                                                   ------------    ------------
         690   Forbo Holding AG -- HOUSEHOLD PRODUCTS.......   $    288,071    $    282,424
         500   Holderbank Financiere Glaris AG -- BUILDING
                 MATERIALS..................................        400,197         408,625
         280   Nestle S.A. Registered -- FOOD...............        292,398         420,226
         110   SIG Schweizerische Industrie-Gesellschaft
                 Holding AG -- MACHINERY ...................        107,975         150,458
          57   Sulzer AG -- MISCELLANEOUS...................         38,181          36,188
                                                               ------------    ------------
                                                                  1,474,488       1,696,378
                                                               ------------    ------------
               UNITED KINGDOM-8.59%
      38,133   Aggreko plc -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................        110,144          98,508
      16,700   Bass plc -- BEVERAGE.........................        219,625         257,196
      12,100   Burmah Castrol plc -- OIL-CRUDE PETROLEUM AND
                 GAS........................................        199,890         210,442
      12,150   Danka Business Systems plc ADR -- BUSINESS
                 SERVICES AND SUPPLIES......................        198,696         193,641
      28,082   English China Clays plc -- MINERALS..........        121,618         124,294
      42,000   Imperial Tobacco Group plc -- TOBACCO                264,801         265,370
      50,000   Matthews (Bernard) plc -- FOOD...............         74,479          81,447
      37,000   Peninsular & Orient Steam Navigation -- SHIP
                 BUILDING, SHIPPING.........................        406,862         422,810
      33,800   Premier Farnell plc -- ELECTRONIC
                 COMPONENTS.................................        257,505         244,982
      36,900   Racal Electronics plc -- ELECTRICAL
                 EQUIPMENT..................................        139,849         160,895
      32,867   Reckitt & Colman plc -- HOUSEHOLD PRODUCTS...        368,722         516,720
      38,600   Royal Sun Alliance Insurance Group --
                 INSURANCE..................................        331,004         387,426
      38,133   Salvesen Christian plc -- MISCELLANEOUS               71,018          62,117
      15,969   Southern Electric plc -- UTILITIES-ELECTRIC           86,853         127,698
      22,787   Tate & Lyle plc -- FOOD......................        167,692         188,219
      86,400   Unilever plc -- CONSUMER GOODS...............        428,321         741,378
      96,000   WPP Group plc -- ADVERTISING-PUBLIC
                 RELATIONS..................................        369,475         425,698
                                                               ------------    ------------
                                                                  3,816,554       4,508,841
                                                               ------------    ------------
               UNITED STATES-23.23%
       8,600   Albertson's, Inc. -- RETAIL-GROCERY..........        299,495         407,425
       4,200   Aluminum Company of America --
                 METALS-FABRICATING.........................        211,484         295,575
       7,747   Ascent Entertainment Group (a) --
                 TELECOMMUNICATIONS.........................         50,609          80,375
       4,050   AT & T Corp. -- UTILITIES-TELEPHONE..........        161,528         248,063
       3,000   Beazer Homes USA, Inc. (a) -- MANUFACTURED
                 HOMES......................................         43,950          59,813
      15,500   BJ's Wholesale Club, Inc. (a) -- RETAIL-
                 MISCELLANEOUS..............................        266,734         486,313
       7,900   Borg-Warner Automotive, Inc. -- AUTOMOBILE
                 AND MOTOR VEHICLE PARTS....................        338,112         410,800
       3,252   Browning-Ferris Industries, Inc. -- WASTE
                 DISPOSAL...................................         77,965         120,324
      19,000   Cadiz Land Co., Inc. (a) -- LAND
                 DEVELOPMENT................................        108,321         162,687
      26,330   Comsat Corp. -- TELECOMMUNICATIONS...........        499,024         638,503
      21,950   Data General Corp. (a) -- COMPUTER-
                 SOFTWARE...................................        289,959         382,753
                                                                                  Market
    Shares                                                     Cost (b)(e)     Value (c)(e)
   ---------                                                   ------------    ------------
      18,300   Egghead, Inc. (a) -- RETAIL-SPECIALTY........   $    163,751    $    118,950
       9,100   Enhance Financial Services Group,
                 Inc. -- INSURANCE..........................        203,568         541,450
      12,000   Finova Group, Inc. -- FINANCE SERVICES.......        241,239         596,250
       3,300   General Signal Corp. -- ELECTRICAL
                 EQUIPMENT..................................        149,405         139,219
      13,000   GenRad, Inc. (a) -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................         73,818         392,437
       2,850   Georgia-Pac (Georgia-Pac GP) -- FOREST
                 PRODUCTS...................................        158,382         173,137
       2,850   Georgia-Pacific (Timber Grp) -- FOREST
                 PRODUCTS...................................         46,747          64,659
       6,800   Goodrich (B.F.) Co. -- CHEMICALS-SPECIALTY...        295,941         281,775
      15,500   Homebase, Inc. (a) -- RETAIL-MISCELLANEOUS...         75,381         122,063
      25,900   Houghton Mifflin Co. -- PUBLISHING...........        643,633         993,913
       7,150   IBP, Inc. -- FOOD............................        166,581         149,703
      39,300   Intelidata Technologies Corp. (a) --
                 TELECOMMUNICATIONS.........................        311,431          72,459
       5,300   Lukens, Inc. -- STEEL AND IRON...............        152,922         151,381
       5,100   MBIA, Inc. -- INSURANCE......................        177,327         340,744
       8,000   Mellon Bank Corp. -- BANKS...................        161,649         485,000
       7,953   NCR Corp. -- COMPUTER-COMMUNICATIONS
                 EQUIPMENT..................................        235,095         221,193
       4,850   Noble Drilling Corp. (a) -- OIL-OFFSHORE
                 DRILLING...................................        151,124         148,531
      14,250   Penncorp Financial Group, Inc. -- FINANCE
                 SERVICES...................................        486,050         508,547
       1,200   Pennzoil Co. -- OIL-CRUDE PETROLEUM AND
                 GAS........................................         57,655          80,175
      14,800   Pharmacia and UpJohn, Inc. -- DRUGS..........        501,873         542,050
      18,000   Philip Morris Companies, Inc. -- TOBACCO.....        663,418         815,625
       2,900   Polaroid Corp. -- PHOTOGRAPHIC...............        115,565         141,194
       3,600   Tecumseh Products Co. Class A -- MACHINERY...        193,800         175,500
       6,200   Tenneco, Inc. -- AUTOMOBILE AND MOTOR VEHICLE
                 PARTS......................................        285,035         244,900
       8,300   Toys 'R' Us, Inc. (a) -- RETAIL-
                 MISCELLANEOUS..............................        211,660         260,931
       5,400   United Dominion Industries Ltd. --
                 MACHINERY..................................        135,070         136,687
       6,000   United Meridian Corp. -- OIL-CRUDE PETROLEUM
                 AND GAS....................................        182,957         168,750
      29,400   UST Corp. -- BANKS...........................        440,001         815,850
      15,200   WorldCorp, Inc. (a) -- AIRLINES..............        138,291          17,100
                                                               ------------    ------------
                                                                  9,166,550      12,192,804
                                                               ------------    ------------
               TOTAL COMMON STOCKS..........................   $ 23,749,624    $ 29,633,205
                                                               ------------    ------------
                                                               ------------    ------------

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1997

PREFERRED STOCKS-0.21%

--------------------------------------------------------------------------------
                                                                              Market
   Shares                                                  Cost (b)(e)     Value (c)(e)
   -----                                                   ------------    ------------
           GERMANY-0.21%
    250    Volkswagen AG -- AUTOMOBILE MANUFACTURERS....   $    53,169     $   107,200
                                                           ------------    ------------

CORPORATE BONDS-INVESTMENT GRADE-23.10%

--------------------------------------------------------------------------------
                                                                      Standard
                                                                      & Poor's
      Principal                                                        Rating                          Market
     Amount (e)                                                      (Unaudited)    Cost (b)(e)     Value (c)(e)
   ---------------                                                  -------------   ------------    ------------
                     AUSTRALIA-1.60%
   $     1,100,000   Australian Government (Australian Dollar),
                       9.00% 9-15-2004............................          AAA     $   901,214     $   839,053
                                                                                    ------------    ------------
                     CANADA-1.42%
           550,000   Canadian Government (Canadian Dollar), 7.50%
                       3-1-2001...................................          AAA         423,479         407,975
           400,000   Canadian Government (Canadian Dollar), 8.75%
                       12-1-2005..................................          AAA         344,663         335,400
                                                                                    ------------    ------------
                                                                                        768,142         743,375
                                                                                    ------------    ------------
                     DENMARK-1.29%
         3,650,000   Kingdom of Denmark (Danish Krone), 7.00%
                       12-15-2004.................................          AAA         595,028         582,047
           600,000   Kingdom of Denmark (Danish Krone), 8.00%
                       11-15-2001.................................          AAA         106,438          97,099
                                                                                    ------------    ------------
                                                                                        701,466         679,146
                                                                                    ------------    ------------
                     GERMANY-6.50%
           600,000   German Government (German Deutschemark),
                       6.25% 1-4-2024.............................         Aaa*         358,504         347,545
           900,000   German Government (German Deutschemark),
                       6.50% 7-15-2003............................         Aaa*         565,170         537,618
         1,300,000   German Government (German Deutschemark),
                       8.50% 8-21-2000............................         Aaa*         930,771         795,759
           980,000   German Unity Fund (German Deutschemark),
                       8.00% 1-21-2002............................           NR         715,093         609,604
         1,900,000   Treuhandanstalt Obligation (German
                       Deutschemark), 7.00% 11-25-1999............          AAA       1,122,361       1,118,901
                                                                                    ------------    ------------
                                                                                      3,691,899       3,409,427
                                                                                    ------------    ------------
                     IRELAND-0.73%
           230,000   Irish Government (Irish Pound), 8.00%
                       8-18-2006..................................           NR         385,123         382,409
                                                                                    ------------    ------------
                     ITALY-2.20%
       640,000,000   Italian Government (Italian Lira), 10.00%
                       8-1-2003...................................          AAA         428,757         444,755
     1,000,000,000   Italian Government BTP (Italian Lira), 9.50%
                       Bond 2-1-2006..............................          AAA         678,099         712,971
                                                                                    ------------    ------------
                                                                                      1,106,856       1,157,726
                                                                                    ------------    ------------
                     JAPAN-2.66%
        20,000,000   European Investment Bank (Japanese Yen),
                       3.00% 9-20-2006............................          AAA         177,147         169,146
        57,000,000   Int'l Bank Reconstruction & Development
                       (Japanese Yen), 4.75% 12-20-2004...........          AAA         588,432         529,553
        20,000,000   Int'l Bank Reconstruction & Development
                       (Japanese Yen), 5.25% 3-20-2002............          AAA         207,706         179,771
        56,000,000   Japan Development Bank (Japanese Yen), 6.50%
                       9-20-2001..................................          AAA         616,093         515,557
                                                                                    ------------    ------------
                                                                                      1,589,378       1,394,027
                                                                                    ------------    ------------
                     SPAIN-1.43%
       110,000,000   Bonos Y Obligation Del Estado (Spanish
                       Peseta), 11.45% 8-30-1998..................         Aa2*         792,830         752,370
                                                                                    ------------    ------------
                     SWEDEN-2.63%
         4,500,000   Swedish Government (Swedish Krona), 6.00%
                       2-9-2005...................................         Aa1*         588,406         571,636
         3,300,000   Swedish Government (Swedish Krona), 9.00%
                       4-20-2009..................................         Aa1*         526,103         513,325
           300,000   Swedish Government (US Dollar), 4.50%
                       3-24-1999..................................          AA+         292,926         295,125
                                                                                    ------------    ------------
                                                                                      1,407,435       1,380,086
                                                                                    ------------    ------------
                     UNITED KINGDOM-2.64%
           270,000   United Kingdom Treasury (British Pound),
                       7.75% 9-8-2006.............................         Aaa*         481,028         483,964
           470,000   United Kingdom Treasury (British Pound),
                       8.00% 9-27-2013............................         Aaa*         903,915         900,697
                                                                                    ------------    ------------
                                                                                      1,384,943       1,384,661
                                                                                    ------------    ------------
                     TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                  $12,729,286     $12,122,280
                                                                                    ------------    ------------
                                                                                    ------------    ------------

U.S. GOVERNMENT SECURITIES-13.39%

--------------------------------------------------------------------------------
    Principal                                                                       Market
   Amount (e)                                                    Cost (b)(e)     Value (c)(e)
   -----------                                                   ------------    ------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION-0.32%
                 NOTES:
   $  250,000    6.50% 2002...................................   $   185,232     $   166,908
                                                                 ------------    ------------
                 U.S. TREASURY SECURITIES-13.07%
                 BONDS:
    1,300,000    8.125% 2019..................................     1,570,750       1,627,031
                                                                 ------------    ------------
                 NOTES:
      350,000    3.625% 2002..................................       350,356         348,359
      350,000    5.625% 2001..................................       341,190         349,344
    1,850,000    5.75% 2003...................................     1,766,882       1,851,733
      700,000    6.25% 2000...................................       703,000         708,750
      900,000    7.25% 2004...................................       939,263         971,437
      900,000    7.875% 2004..................................       964,757       1,006,031
                                                                 ------------    ------------
                                                                   5,065,448       5,235,654
                                                                 ------------    ------------
                 TOTAL U.S. TREASURY SECURITIES...............     6,636,198       6,862,685
                                                                 ------------    ------------
                 TOTAL U.S. GOVERNMENT SECURITIES.............     6,821,430       7,029,593
                                                                 ------------    ------------
                                                                 ------------    ------------
                 TOTAL LONG-TERM INVESTMENTS..................   $43,353,509     $48,892,278
                                                                 ------------    ------------
                                                                 ------------    ------------

SHORT-TERM INVESTMENTS-6.66%

--------------------------------------------------------------------------------
    Principal                                                       Market
   Amount (e)                                                    Value (c)(e)
   -----------                                                   ------------
                 BANKS-6.66%
   $3,495,087    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.56%.............   $ 3,495,087
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $46,848,596) (b)...........................   $52,387,365
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1997, the cost of securities for federal income tax purposes was $46,848,596 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 7,287,563
Unrealized depreciation.....................................   (1,748,794)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 5,538,769
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Cost and market value are stated in U.S. dollars; principal amount is stated in the currency indicated.
  * Moody's Rating

FORTIS SERIES FUND, INC.
VALUE SERIES
Schedule of Investments
December 31, 1997

COMMON STOCKS-89.71%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              AEROSPACE AND EQUIPMENT-2.90%
      8,200   Lockheed Martin Corp.........................   $    831,482    $    807,700
     15,642   Raytheon Corp................................        861,881         789,921
                                                              ------------    ------------
                                                                 1,693,363       1,597,621
                                                              ------------    ------------
              APPAREL-0.40%
      8,600   Fruit of the Loom, Inc., Class A (a).........        311,137         220,375
                                                              ------------    ------------
              AUTOMOBILE MANUFACTURERS-1.56%
     14,200   General Motors Corp..........................        825,026         860,875
                                                              ------------    ------------
              BANKS-9.45%
     18,700   Bank of New York Co., Inc....................        727,085       1,081,094
      7,900   Chase Manhattan Corp.........................        783,535         865,050
      5,500   Citicorp.....................................        694,382         695,406
     13,000   Republic New York Corp.......................      1,435,400       1,484,437
      9,600   U.S. Bancorp.................................        804,827       1,074,600
                                                              ------------    ------------
                                                                 4,445,229       5,200,587
                                                              ------------    ------------
              BROADCASTING-0.68%
     11,800   Comcast Corp., Special Class A...............        255,812         372,437
                                                              ------------    ------------
              BUSINESS SERVICES AND SUPPLIES-0.95%
     10,700   Fiserv, Inc. (a).............................        482,161         525,637
                                                              ------------    ------------
              CHEMICALS-SPECIALTY-2.85%
      6,400   Air Products and Chemicals, Inc..............        499,983         526,400
     16,000   Morton International, Inc. (with rights).....        540,450         550,000
     12,400   Sigma-Aldrich Corp...........................        393,987         492,900
                                                              ------------    ------------
                                                                 1,434,420       1,569,300
                                                              ------------    ------------
              COMPUTER-COMMUNICATIONS
              EQUIPMENT-0.36%
      3,600   Cisco Systems, Inc. (a)......................        198,900         200,700
                                                              ------------    ------------
              COMPUTER-SOFTWARE-2.03%
      4,100   Automatic Data Processing, Inc...............        194,076         251,637
      6,750   Computer Associates International, Inc.......        305,742         356,906
     13,200   Sterling Commerce, Inc. (a)..................        466,667         507,375
                                                              ------------    ------------
                                                                   966,485       1,115,918
                                                              ------------    ------------
              CONTAINERS AND PACKAGING-1.76%
     19,300   Crown Cork & Seal Company, Inc...............        983,625         967,412
                                                              ------------    ------------
              DRUGS-4.44%
      8,600   Abbott Laboratories..........................        523,861         563,837
      5,200   Bristol-Myers Squibb Co......................        431,810         492,050
      5,600   Johnson & Johnson............................        337,588         368,900
      2,500   Pfizer, Inc..................................        146,310         186,406
      6,600   Schering-Plough Corp.........................        349,160         410,025
      3,400   Warner-Lambert Co............................        448,445         421,600
                                                              ------------    ------------
                                                                 2,237,174       2,442,818
                                                              ------------    ------------
              ELECTRONIC COMPONENTS-0.13%
      1,500   Thomas and Betts Corp........................         81,360          70,875
                                                              ------------    ------------
              ELECTRICAL EQUIPMENT-1.73%
     13,000   General Electric Co..........................        720,370         953,875
                                                              ------------    ------------
              ELECTRIC PRODUCTS-0.67%
      5,400   Honeywell, Inc...............................        369,211         369,900
                                                              ------------    ------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              ELECTRONIC-SEMICONDUCTOR
              AND CAPACITOR-1.82%
      7,600   Intel Corp...................................   $    566,916    $    533,900
      8,200   Motorola, Inc................................        561,513         467,913
                                                              ------------    ------------
                                                                 1,128,429       1,001,813
                                                              ------------    ------------
              FINANCE SERVICES-5.57%
     10,000   BankBoston Corp..............................        813,348         939,375
     18,900   Fannie Mae...................................        827,864       1,078,481
     21,100   Finova Group, Inc............................        802,665       1,048,406
                                                              ------------    ------------
                                                                 2,443,877       3,066,262
                                                              ------------    ------------
              FOOD-2.30%
     17,700   ConAgra, Inc.................................        530,410         580,781
      2,900   Ralston -- Ralston Purina Group..............        266,417         269,519
      9,100   Sysco Corp...................................        320,327         414,619
                                                              ------------    ------------
                                                                 1,117,154       1,264,919
                                                              ------------    ------------
              GLASS AND GLASS PRODUCTS,
              POTTERY-0.44%
      6,500   Corning, Inc.................................        288,320         241,313
                                                              ------------    ------------
              HEALTH CARE SERVICES-1.46%
     24,200   Tenet Healthcare Corp. (a)...................        768,084         801,625
                                                              ------------    ------------
              HOTEL AND GAMING-0.70%
      9,200   Promus Hotel Corp. (with rights)(a)..........        400,009         386,400
                                                              ------------    ------------
              HOUSEHOLD PRODUCTS-1.08%
      2,600   Clorox Co....................................        183,759         205,563
      4,900   Procter & Gamble Co..........................        300,698         391,081
                                                              ------------    ------------
                                                                   484,457         596,644
                                                              ------------    ------------
              INSURANCE-3.48%
      9,200   American International Group, Inc............        941,383       1,000,500
      9,800   Hartford Financial Services Group............        845,660         916,913
                                                              ------------    ------------
                                                                 1,787,043       1,917,413
                                                              ------------    ------------
              LEISURE TIME-AMUSEMENTS-1.58%
      8,800   Disney (Walt) Co.............................        746,441         871,750
                                                              ------------    ------------
              MACHINERY-OIL AND WELL-0.92%
     11,600   Baker Hughes, Inc............................        533,673         506,050
                                                              ------------    ------------
              MEDICAL SUPPLIES-0.71%
      7,700   Baxter International, Inc....................        379,500         388,369
                                                              ------------    ------------
              METALS-FABRICATING-0.46%
      6,000   Newell Co....................................        249,286         255,000
                                                              ------------    ------------
              MISCELLANEOUS-1.37%
     20,400   Service Corp. International..................        667,478         753,525
                                                              ------------    ------------
              NATURAL GAS TRANSMISSIONS-2.49%
     19,900   Enron Corp...................................        799,887         827,094
     13,500   MCN Energy Group, Inc........................        436,639         545,063
                                                              ------------    ------------
                                                                 1,236,526       1,372,157
                                                              ------------    ------------
              OFFICE EQUIPMENT AND SUPPLIES-4.35%
      4,100   Compaq Computer Corp.........................        279,202         231,394
     10,800   International Business Machines Corp.........        907,270       1,129,275
      8,800   Pitney Bowes, Inc............................        627,799         791,450
      3,300   Xerox Corp...................................        246,951         243,581
                                                              ------------    ------------
                                                                 2,061,222       2,395,700
                                                              ------------    ------------

--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              OIL-CRUDE PETROLEUM AND GAS-2.82%
     11,600   Anadarko Petroleum Corp......................   $    733,895    $    703,975
     15,600   Texaco, Inc..................................        920,536         848,250
                                                              ------------    ------------
                                                                 1,654,431       1,552,225
                                                              ------------    ------------
              OIL-REFINING-5.28%
     10,800   Atlantic Richfield Co........................        788,426         865,350
     13,600   Mobil Corp...................................        948,267         981,750
     19,600   Royal Dutch Petroleum Co. NY Shares..........        986,314       1,062,075
                                                              ------------    ------------
                                                                 2,723,007       2,909,175
                                                              ------------    ------------
              PAPER-1.60%
     22,980   Fort James Corp..............................        794,094         878,985
                                                              ------------    ------------
              PRECISION INSTRUMENTS-TEST,
              RESEARCH-1.55%
     15,100   Emerson Electric Co..........................        775,118         852,206
                                                              ------------    ------------
              PUBLISHING-1.08%
      8,000   McGraw Hill Companies, Inc...................        514,991         592,000
                                                              ------------    ------------
              RAILROAD AND RAILROAD EQUIPMENT-2.71%
     12,100   Burlington Northern Santa Fe Corp............      1,135,074       1,124,544
      5,900   Union Pacific Corp...........................        371,632         368,381
                                                              ------------    ------------
                                                                 1,506,706       1,492,925
                                                              ------------    ------------
              REAL ESTATE-INVESTMENT TRUST-0.69%
     13,400   Liberty Property Trust.......................        347,837         382,738
                                                              ------------    ------------
              RETAIL-DEPARTMENT STORES-2.10%
     26,800   Federated Department Stores, Inc. (a)........      1,037,057       1,154,075
                                                              ------------    ------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              RETAIL-SPECIALTY-0.87%
     10,000   Lowe's Companies, Inc........................   $    384,225    $    476,875
                                                              ------------    ------------
              TELECOMMUNICATIONS-1.77%
     31,400   Cincinnati Bell, Inc.........................        880,543         973,400
                                                              ------------    ------------
              TOBACCO-0.58%
      7,100   Philip Morris Companies, Inc.................        306,290         321,719
                                                              ------------    ------------
              UTILITIES-ELECTRIC-3.46%
     18,400   CMS Energy Corp..............................        685,705         810,750
      6,900   Duke Energy Corp.............................        353,993         382,088
     14,900   New Century Energies, Inc....................        632,293         714,269
                                                              ------------    ------------
                                                                 1,671,991       1,907,107
                                                              ------------    ------------
              UTILITIES-TELEPHONE-5.46%
     10,256   Bell Atlantic Corp...........................        701,521         933,296
     10,600   GTE Corp.....................................        464,588         553,850
     11,800   SBC Communications, Inc......................        644,783         864,350
     11,200   Sprint Corp..................................        531,920         656,600
                                                              ------------    ------------
                                                                 2,342,812       3,008,096
                                                              ------------    ------------
              WASTE DISPOSAL-1.10%
      9,600   U.S.A. Waste Services, Inc. (a)..............        380,665         376,800
      8,300   Waste Management, Inc........................        272,901         228,250
                                                              ------------    ------------
                                                                   653,566         605,050
                                                              ------------    ------------
              TOTAL COMMON STOCKS..........................   $ 44,888,440    $ 49,393,846
                                                              ------------    ------------
                                                              ------------    ------------

SHORT-TERM INVESTMENTS-10.06%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS-2.79%
   $1,536,000    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.56%.............   $ 1,536,000
                                                                 ------------
                 DIVERSIFIED FINANCE-3.28%
    1,808,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.44%......................     1,808,000
                                                                 ------------
                 U.S. GOVERNMENT AGENCY-1.81%
    1,000,000    Federal Home Loan Mortgage Corp., 5.77%,
                   2-5-1998...................................       994,350
                                                                 ------------
                 U.S. OTHER DIRECT FEDERAL OBLIGATIONS-2.18%
    1,200,000    Federal Farm Credit Bank, 5.59%, 1-14-1998...     1,197,452
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................     5,535,802
                                                                 ------------
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $50,424,242) (b)...........................   $54,929,648
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1997, the cost of securities for federal income tax purposes was $50,433,595 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $5,400,549
Unrealized depreciation.....................................    (904,496)
------------------------------------------------------------------------
Net unrealized appreciation.................................  $4,496,053
------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.93% of total net assets as of December 31, 1997.

`
FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES
Schedule of Investments
December 31, 1997

COMMON STOCKS-82.30%

--------------------------------------------------------------------------------
                                                                                   Market
    Shares                                                       Cost (a)         Value (b)
   ---------                                                   -------------    -------------
               AEROSPACE AND EQUIPMENT-1.17%
      39,200   United Technologies Corp.....................   $   2,250,682    $   2,854,250
                                                               -------------    -------------
               AUTOMOBILE AND MOTOR VEHICLE
               PARTS-2.49%
      76,000   Genuine Parts Co. (e)........................       2,213,545        2,579,250
      89,000   Tenneco, Inc.................................       4,007,655        3,515,500
                                                               -------------    -------------
                                                                   6,221,200        6,094,750
                                                               -------------    -------------
               BANKS-5.07%
      78,000   Banc One Corp. (e)...........................       3,075,039        4,236,375
      16,000   Chase Manhattan Corp.........................       1,471,995        1,752,000
      10,570   U.S. Bancorp (e).............................         787,129        1,183,179
      36,000   Union Planters Corp..........................       1,305,767        2,445,750
      43,900   Washington Mutual, Inc. (e)..................       2,414,719        2,801,369
                                                               -------------    -------------
                                                                   9,054,649       12,418,673
                                                               -------------    -------------
               BUSINESS SERVICES AND
               SUPPLIES-1.09%
      63,000   Omnicom Group, Inc. (e)......................         969,907        2,669,625
                                                               -------------    -------------
               CONSUMER GOODS-1.03%
      68,000   Fortune Brands, Inc..........................       2,109,367        2,520,250
                                                               -------------    -------------
               DIVERSIFIED COMPANIES-1.44%
      25,500   Chemed Corp..................................         901,850        1,056,656
      30,000   Minnesota Mining and Manufacturing Co........       1,860,371        2,461,875
                                                               -------------    -------------
                                                                   2,762,221        3,518,531
                                                               -------------    -------------
               DRUGS-10.07%
      33,300   Abbott Laboratories..........................       1,350,588        2,183,231
      44,000   American Home Products Corp..................       2,215,035        3,366,000
     100,000   Glaxo Welcome plc ADR (e)....................       3,685,750        4,787,500
      36,000   Johnson & Johnson............................       2,398,943        2,371,500
      66,000   Lilly (Eli) & Co., Inc.......................       1,489,560        4,595,250
      33,500   Merck & Co., Inc.............................       1,966,881        3,559,375
      21,000   Pfizer, Inc..................................         648,251        1,565,812
      61,000   Pharmacia and UpJohn, Inc....................       2,514,623        2,234,125
                                                               -------------    -------------
                                                                  16,269,631       24,662,793
                                                               -------------    -------------
               ELECTRICAL EQUIPMENT-1.77%
      59,200   General Electric Co..........................       2,295,975        4,343,800
                                                               -------------    -------------
               FINANCE SERVICES-6.91%
      27,500   American Express Co..........................         969,270        2,454,375
      37,100   Beneficial Corp..............................       1,802,661        3,083,937
      43,200   Fannie Mae...................................         975,787        2,465,100
      32,000   Household International, Inc.................       1,737,322        4,082,000
      28,000   Marsh and McLennan Companies, Inc............       2,063,348        2,087,750
     100,912   MBNA Corp....................................         899,370        2,756,159
                                                               -------------    -------------
                                                                   8,447,758       16,929,321
                                                               -------------    -------------
               FOOD-4.27%
      66,000   ConAgra, Inc.................................       1,430,893        2,165,625
      72,000   Groupe Danone-ADR (e)........................       2,238,560        2,574,000
      65,000   Heinz (H.J.) Co..............................       2,076,425        3,302,812
      46,000   Quaker Oats Co...............................       1,944,305        2,426,500
                                                               -------------    -------------
                                                                   7,690,183       10,468,937
                                                               -------------    -------------

                                                                                   Market
    Shares                                                       Cost (a)         Value (b)
   ---------                                                   -------------    -------------
               FURNITURE-0.61%
      90,000   Shelby Williams Industries, Inc..............   $   1,237,500    $   1,485,000
                                                               -------------    -------------
               HAND TOOLS AND GENERAL
               HARDWARE-1.20%
      67,500   Snap-On, Inc.................................       2,030,431        2,944,687
                                                               -------------    -------------
               HOUSEHOLD PRODUCTS-1.21%
      37,600   Clorox Co....................................       1,266,517        2,972,750
                                                               -------------    -------------
               INSURANCE-1.95%
      70,000   LaSalle Re Holdings Ltd......................       2,036,000        2,476,250
      28,000   St. Paul Companies, Inc. (e).................       1,924,034        2,297,750
                                                               -------------    -------------
                                                                   3,960,034        4,774,000
                                                               -------------    -------------
               LEISURE TIME-AMUSEMENTS-1.41%
      65,000   Royal Caribbean Cruises Ltd. (e).............       2,640,625        3,465,312
                                                               -------------    -------------
               MACHINERY-OIL AND WELL-2.60%
      42,300   Baker Hughes, Inc............................         924,012        1,845,337
      41,000   Dresser Industries, Inc. (e).................         892,957        1,719,438
      54,000   Halliburton Co...............................       1,263,695        2,804,625
                                                               -------------    -------------
                                                                   3,080,664        6,369,400
                                                               -------------    -------------
               MEDICAL SUPPLIES-1.19%
      58,000   Baxter International, Inc. (e)...............       2,145,564        2,925,375
                                                               -------------    -------------
               NATURAL GAS TRANSMISSIONS-5.94%
      57,127   El Paso Natural Gas Co.......................       1,836,879        3,798,946
     109,212   Enron Corp...................................       4,215,324        4,539,124
      57,900   Sonat, Inc. (e)..............................       2,238,564        2,648,925
     125,500   Williams Companies, Inc. (e).................       1,609,680        3,561,063
                                                               -------------    -------------
                                                                   9,900,447       14,548,058
                                                               -------------    -------------
               OIL-CRUDE PETROLEUM AND GAS-3.71%
      25,600   Amoco Corp...................................       1,759,417        2,179,200
      48,000   Exxon Corp...................................       1,982,160        2,937,000
      72,888   Texaco, Inc..................................       3,433,067        3,963,285
                                                               -------------    -------------
                                                                   7,174,644        9,079,485
                                                               -------------    -------------
               OIL-REFINING-0.94%
      32,000   Mobil Corp...................................       2,069,086        2,310,000
                                                               -------------    -------------
               PUBLISHING-1.39%
      46,000   McGraw Hill Companies, Inc...................       1,942,430        3,404,000
                                                               -------------    -------------
               RAILROAD AND RAILROAD
               EQUIPMENT-0.42%
      89,500   Tranz Rail Holdings Ltd. ADR.................       1,190,250        1,029,250
                                                               -------------    -------------
               REAL ESTATE-INVESTMENT TRUST-6.18%
     141,400   Cornerstone Properties, Inc..................       1,992,368        2,713,113
      63,600   Crescent Real Estate Equities Trust..........       1,649,766        2,504,250
      99,847   Equity Office Properties Trust...............       2,091,137        3,151,430
     113,000   Excel Realty Trust, Inc......................       3,086,375        3,559,500
      42,500   Highwoods Properties, Inc....................       1,228,505        1,228,505
      38,000   Spieker Properties, Inc......................       1,311,000        1,629,250
                                                               -------------    -------------
                                                                  11,359,151       15,138,012
                                                               -------------    -------------
               RETAIL-CLOTHING-0.94%
      90,000   Limited (The), Inc...........................       1,697,225        2,295,000
                                                               -------------    -------------

--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                       Cost (a)         Value (b)
   ---------                                                   -------------    -------------
               RETAIL-DEPARTMENT STORES-0.79%
      42,800   Sears Roebuck & Co...........................   $   1,764,053    $   1,936,700
                                                               -------------    -------------
               RETAIL-SPECIALTY-1.92%
      77,000   Intimate Brands, Inc. (e)....................       1,137,947        1,852,813
      48,400   Rite Aid Corp................................       1,446,178        2,840,475
                                                               -------------    -------------
                                                                   2,584,125        4,693,288
                                                               -------------    -------------
               SHIP BUILDING, SHIPPING-0.52%
      45,000   Knightsbridge Tankers Ltd....................         900,000        1,274,063
                                                               -------------    -------------
               TELECOMMUNICATIONS-1.64%
      50,000   Ameritech Corp. (e)..........................       3,744,862        4,025,000
                                                               -------------    -------------
               TOBACCO-1.48%
      80,000   Philip Morris Companies, Inc.................       2,287,660        3,625,000
                                                               -------------    -------------
                                                                                   Market
    Shares                                                       Cost (a)         Value (b)
   ---------                                                   -------------    -------------
               UTILITIES-ELECTRIC-2.94%
      79,896   Duke Energy Corp.............................   $   2,347,508    $   4,424,241
     153,000   Endesa S.A.-ADR..............................       2,747,880        2,782,688
                                                               -------------    -------------
                                                                   5,095,388        7,206,929
                                                               -------------    -------------
               UTILITIES-TELEPHONE-8.01%
      60,000   AT & T Corp..................................       2,359,200        3,675,000
      43,000   Deutsche Telekom AG ADR......................         812,270          800,875
      70,000   GTE Corp.....................................       3,187,616        3,657,500
      67,500   SBC Communications, Inc......................       4,076,008        4,944,375
      40,500   Sprint Corp..................................       1,437,021        2,374,313
      33,000   Telecom Corp. of New Zealand Ltd. ADR (e)....       1,093,831        1,278,750
      64,000   U.S. West Communications Group...............       1,988,480        2,888,000
                                                               -------------    -------------
                                                                  14,954,426       19,618,813
                                                               -------------    -------------
               TOTAL COMMON STOCKS..........................   $ 141,096,655    $ 201,601,052
                                                               -------------    -------------
                                                               -------------    -------------

PREFERRED STOCKS-5.70%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                      Cost (a)         Value (b)
   --------                                                   -------------    -------------
              CONTAINERS AND PACKAGING-0.73%
    37,900    Crown Cork and Seal Co, Inc., Convertible
                4.50%......................................   $   1,677,075    $   1,781,300
                                                              -------------    -------------
              INSURANCE-1.80%
    95,000    Sunamerica, Inc., Convertible 8.50%..........       3,564,404        4,423,437
                                                              -------------    -------------
              MEDIA-0.44%
    24,000    Metromedia International Group, Inc.
                Cumulative Convertible 7.25%...............       1,200,000        1,086,000
                                                              -------------    -------------
              OIL-CRUDE PETROLEUM AND GAS-0.18%
     9,000    Nuevo Energy Co., Convertible, Ser A,
                5.75%......................................         450,000          441,000
                                                              -------------    -------------
              REAL ESTATE-INVESTMENT TRUST-0.79%
    65,000    Excel Realty Trust, Inc. Conv................       1,625,000        1,929,688
                                                              -------------    -------------
              UTILITIES-ELECTRIC-1.76%
    60,000    AES Corp. Convertible, Ser A "Tecons",
                5.375%.....................................       3,000,000        4,305,000
                                                              -------------    -------------
              TOTAL PREFERRED STOCKS.......................   $  11,516,479    $  13,966,425
                                                              -------------    -------------
                                                              -------------    -------------

CORPORATE BONDS-INVESTMENT GRADE-0.71%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (a)         Value (b)
   -----------                                                  -------------   -------------    -------------
                 WASTE DISPOSAL-0.71%
   $1,600,000    USA Waste Services, Inc., 4.00% Sub Note
                   2-1-2002...................................         BBB-     $   1,643,875    $   1,744,000
                                                                                -------------    -------------

FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES (CONTINUED)
Schedule of Investments
December 31, 1997

CORPORATE BONDS-NON-INVESTMENT GRADE-0.95%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (a)         Value (b)
   -----------                                                  -------------   -------------    -------------
                 ELECTRONIC-MISCELLANEOUS-0.07%
   $  200,000    Kent Electronics Corp., 4.50% Convertible Sub
                   Note 9-1-2004..............................            B     $     200,000    $     162,500
                                                                                -------------    -------------
                 ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-0.55%
    1,600,000    Cypress Semiconductor, Corp., 6.00%
                   Convertible 10-1-2002 (d) (e)..............            B         1,600,000        1,346,000
                                                                                -------------    -------------
                 METALS-MINING AND MISCELLANEOUS-0.33%
    1,000,000    Coeur D'Alene Mines, Corp., 7.25% Convertible
                   Sub Deb 10-31-2005 (d).....................          B3*         1,000,000          811,250
                                                                                -------------    -------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................                      2,800,000        2,319,750
                                                                                -------------    -------------
                                                                                -------------    -------------
                 TOTAL LONG-TERM INVESTMENTS..................                  $ 157,057,009    $ 219,631,227
                                                                                -------------    -------------
                                                                                -------------    -------------

SHORT-TERM INVESTMENTS-10.06%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (b)
   -----------                                                   -------------
                 BANKS-3.29%
   $8,070,000    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.56%.............   $   8,070,000
                                                                 -------------
                 DIVERSIFIED FINANCE-1.84%
    4,506,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.44%......................       4,506,000
                                                                 -------------
                 U.S. GOVERNMENT AGENCIES-4.93%
    4,600,000    Federal Home Loan Mortgage Corp., 5.72%,
                   1-9-1998...................................       4,593,548
    7,500,000    Federal National Mortgage Assoc., 5.82%,
                   1-21-1998..................................       7,475,063
                                                                 -------------
                                                                    12,068,611
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................      24,644,611
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $181,701,620) (a)..........................   $ 244,275,838
                                                                 -------------
                                                                 -------------

 (a) At December 31, 1997, the cost of securities for federal income tax purposes was $181,701,620 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $64,464,880
          Unrealized depreciation...........................   (1,890,662)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $62,574,218
          ---------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.94% of total net assets as of December 31, 1997.
 (d) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities. The portfolio entered into the following
     Section 144A security transactions:

Date Acquired       Shares/Par   Security                                                                        Cost Basis
------------------  -----------  ------------------------------------------------------------------------------  ----------
September 19, 1997   1,600,000   Cypress Semiconductor, Corp. 6.00% 10-1-2002                                    $1,600,000
October 8, 1997      1,000,000   Coeur D'Alene Mines, Corp. 6.00% 10-31-2005                                      1,000,000

    The aggregate value of these securities at December 31, 1997, was $2,157,250, which represents 0.88% of total net assets.
 (e) Security is fully or partially on loan at December 31, 1997. See Note 1 of accompanying Notes to Financial Statements.
  * Moody's Rating

FORTIS SERIES FUND, INC.
S&P 500 INDEX SERIES
Schedule of Investments
December 31, 1997

COMMON STOCKS-95.80%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
              BASIC INDUSTRY-4.81%
      1,000   Adobe Systems, Inc...........................   $     45,081    $      41,250
      1,300   Air Products & Chemicals.....................         96,572          106,925
        400   Armstrong World Industry.....................         25,547           29,900
        900   Ashland, Inc.................................         41,391           48,319
      2,100   Autozone, Inc. (a)...........................         56,383           60,900
      1,200   Avery Dennison Corp..........................         49,769           53,700
        600   Ball Corp....................................         21,696           21,187
        900   Bemis, Inc...................................         35,088           39,656
        900   Boise Cascade Corp...........................         32,727           27,225
        400   Centex Corp..................................         12,291           25,175
      1,500   Champion International Corp..................         82,123           67,969
      1,300   Clear Channel Communications, Inc............         86,724          103,269
      2,000   Crown Cork & Seal Company, Inc...............        101,216          100,250
      3,100   Dow Chemical Co..............................        268,011          314,650
     15,700   Du Pont (E.I.) De Nemours....................        860,891          942,981
        900   Eastman Chemical Co..........................         52,535           53,606
      1,700   Engelhard Corp...............................         35,958           29,537
        900   Fluor Corp...................................         57,600           33,637
        400   FMC Corp. (a)................................         31,866           26,925
      2,500   Fort James Corp..............................         92,737           95,625
      1,300   Georgia-Pac Corp.............................         91,377           78,975
      1,100   Goodrich (B.F.) Co...........................         48,072           45,581
      1,200   Grace (W. R.) & Co...........................         73,411           96,525
        700   Great Lakes Chemical.........................         35,289           31,412
      2,800   HBO & Company of Georgia.....................        129,168          134,400
      1,400   Hercules, Inc................................         66,247           70,087
      4,200   International Paper..........................        196,638          181,125
        600   Kaufman & Broad Home Corp....................          8,596           13,462
      7,600   Kimberly Clark Corp..........................        369,173          374,775
      1,400   KlA-Tenor Corp...............................         84,912           54,075
      1,300   Louisiana Pacific Corp.......................         27,590           24,700
      2,400   Masco Corp...................................         95,418          122,100
      2,000   Mead Corp....................................         64,803           56,000
      8,100   Monsanto Co..................................        307,422          340,200
      1,900   Morton International, Inc. (with rights).....         59,370           65,312
      1,100   Nalco Chemical Co............................         41,221           43,519
      2,100   NextLevel Systems, Inc.......................         29,794           37,537
      4,700   Occidental Petroleum Corp....................        118,046          137,769
      2,000   Omnicom Group, Inc...........................         78,530           84,750
      1,800   Owens-Illinois, Inc..........................         64,875           68,287
      1,800   Parametric Technology Corp. (a)..............         77,401           85,275
        600   Potlatch Corp................................         29,831           25,800
      2,200   Praxair, Inc.................................        108,408           99,000
        900   Rohm & Haas Co...............................         76,001           86,175
      2,200   Sherwin Williams Co..........................         64,541           61,050
      1,200   Sigma Aldrich Corp...........................         36,157           47,700
      1,100   Stone Container Corp.........................         15,215           11,481
        700   Temple Inland, Inc...........................         40,842           36,619
      2,600   Tenneco, Inc.................................        113,919          102,700
      2,300   Tricon Global Restaurants....................         62,931           66,844
      1,000   Union Camp Corp..............................         55,205           53,687
      1,700   Union Carbide Corp. Holdings Co..............         83,204           72,994
      1,200   Westvaco Corp................................         36,959           37,725
      3,000   Weyerhaeuser Co..............................        149,381          147,187
      1,700   Willamette Industries, Inc...................         60,457           54,719
                                                              ------------    -------------
                                                                 5,086,610        5,272,233
                                                              ------------    -------------

                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
              CAPITAL SPENDING-21.44%
      5,000   3 Com Corp. (a)..............................   $    223,212    $     174,687
      2,100   Advanced Micro Devices (a)...................         55,629           37,669
        400   Aeroquip-Vickers, Inc........................         14,999           19,625
      2,192   Allegheny Teledyne, Inc......................         56,559           56,718
      8,000   Allied Signal, Inc...........................        300,690          311,500
      2,900   Amp, Inc.....................................        123,643          121,800
      1,100   Andrew Corp. (with rights) (a)...............         34,882           26,400
      1,600   Apple Computer, Inc. (a).....................         34,420           21,000
      5,000   Applied Materials, Inc. (a)..................        162,746          150,625
        700   Autodesk, Inc................................         27,422           25,900
      4,300   Automatic Data Processing....................        199,377          263,912
      2,700   Bay Networks, Inc. (a).......................         71,622           69,019
     13,906   Boeing Co....................................        693,479          680,525
        300   Briggs & Stratton Corp.......................         14,378           14,569
      2,700   Browning Ferris Industries...................         86,319           99,900
      2,300   Cabletron System, Inc. (a)...................         66,569           34,500
      1,100   Case Corp....................................         72,737           66,481
      5,100   Caterpillar, Inc.............................        242,235          247,669
        900   Ceridian Corp. (a)...........................         35,826           41,231
        600   Cincinnati Milacron..........................         15,570           15,562
     13,800   Cisco Systems, Inc. (a)......................        608,996          769,350
      2,300   Cognizant Corp...............................         83,799          102,494
     10,777   Compaq Computer Corp. (a)....................        461,152          608,227
      7,500   Computer Association International...........        288,380          396,562
      1,400   Computer Sciences (a)........................        105,637          116,900
      1,600   Cooper Industries............................         76,856           78,400
        650   Crane Co.....................................         25,501           28,194
        500   Cummins Engine, Inc..........................         30,967           29,531
        700   Data General Corp. (a).......................         20,376           12,206
      3,600   Deere & Co...................................        172,816          209,925
      4,600   Dell Computer Corp. (a)......................        234,444          386,400
        900   Deluxe Corp..................................         30,727           31,050
      2,200   Digital Equipment Corp. (a)..................         89,063           81,400
      3,000   Dover Corp...................................         87,390          108,375
      1,100   Dow Jones & Co., Inc.........................         45,632           59,056
      2,500   Dresser Industries, Inc......................         88,218          104,844
      1,400   DSC Communications (a).......................         34,683           33,600
      2,100   Dun & Bradstreet.............................         53,403           64,969
      6,900   E M C Corp. (a)..............................        136,142          189,319
      1,100   Eaton Corp...................................         83,794           98,175
        600   EG & G, Inc..................................         11,774           12,487
      6,300   Emerson Electric Co..........................        324,191          355,556
      6,200   First Data Corp..............................        229,992          181,350
        600   Foster Wheeler Corp..........................         24,899           16,237
        900   General Dynamics Corp........................         71,979           77,794
     45,900   General Electric Co..........................      2,695,443        3,367,912
        600   General Signal Corp..........................         24,049           25,312
      2,550   Genuine Parts Co.............................         80,728           86,541
        700   Grainger (W.W.), Inc.........................         56,223           68,031
        800   Harnischfeger Industries.....................         34,258           28,250
      1,100   Harris Corp..................................         45,921           50,462
     14,600   Hewlett Packard Co...........................        820,849          912,500
      1,800   Honeywell, Inc...............................        119,661          123,300
      2,000   IKON Office Solutions, Inc...................         59,734           56,250
      3,400   Illinois Tool Works, Inc.....................        148,594          204,425
      2,150   Ingersoll Rand Co............................         74,310           87,075
     23,000   Intel Corp...................................      1,688,025        1,615,750
     13,800   International Business Machines..............      1,143,570        1,442,962
      1,700   Interpublic Group............................         67,001           84,681

FORTIS SERIES FUND, INC.
S&P 500 INDEX SERIES (CONTINUED)
Schedule of Investments
December 31, 1997

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
      1,600   ITT Industries, Inc..........................   $     42,278    $      50,200
      1,000   Johnson Controls, Inc........................         41,079           47,750
      2,600   Lockheed Martin Corp.........................        243,550          256,100
      2,100   LSI Logic Corp. (a)..........................         63,777           41,475
      8,831   Lucent Technologies, Inc.....................        571,077          705,376
        600   McDermott International, Inc.................         12,533           21,975
      2,900   Micron Technology, Inc.......................         95,240           75,400
     16,800   Microsoft Corp. (a)..........................      1,823,478        2,171,400
      5,700   Minnesota Mining & Manufacturing Co..........        498,247          467,756
      8,100   Motorola, Inc................................        521,355          462,206
      2,300   National Semiconductor (a)...................         66,964           59,656
        900   National Service Industry....................         37,779           44,606
      3,600   Northern Telecom Ltd.........................        282,721          320,400
        800   Northrop Grumman Co..........................         73,346           92,000
      4,600   Novell, Inc. (a).............................         44,891           34,500
     13,500   Oracle System Corp. (a)......................        420,548          301,219
        800   Owens Corning................................         33,985           27,300
      1,600   Pall Corp....................................         37,348           33,100
      1,700   Parker Hannifin Corp.........................         62,456           77,987
        800   Perkin Elmer Corp............................         52,906           56,850
      2,000   Pitney Bowes, Inc............................        134,298          179,875
      2,300   PPG Industries, Inc..........................        131,679          131,387
      1,200   Raychem Corp.................................         50,230           51,675
      3,100   Raytheon Corp. Class B.......................        156,864          156,550
        637   Raytheon Corp. Class A.......................         35,676           31,412
      2,900   Rockwell International Corp..................        153,612          151,525
        900   Ryder System, Inc............................         28,691           29,475
        900   Safety Kleen Corp............................         19,101           24,694
        900   Scientific Atlanta...........................         18,378           15,075
      3,400   Seagate Technology (a).......................        117,562           65,450
      3,600   Service Corp. International..................        113,971          132,975
        100   Shared Medical System Corp...................          6,355            6,600
      2,400   Silicon Graphics (a).........................         47,287           29,850
        800   Snap-On, Inc.................................         29,678           34,900
      1,200   Stanley Works................................         46,806           56,625
      5,200   Sun Microsystem, Inc. (a)....................        196,239          207,350
        600   Tektronix, Inc...............................         22,959           23,812
      2,300   Tellabs, Inc. (a)............................        127,490          121,612
      5,100   Texas Instruments, Inc.......................        205,828          229,500
      2,400   Textron, Inc.................................        133,774          150,000
      2,300   Thermo Electron Corp.........................         87,798          102,350
        800   Thomas & Betts Corp..........................         38,397           37,800
      1,100   Timken Co....................................         31,981           37,812
      7,400   Tyco International Ltd. Class B..............        256,806          333,462
      2,200   Unisys Corp. (a).............................         18,790           30,525
      3,100   United Technologies Corp.....................        224,087          225,719
      8,700   US West Media Group (a)......................        184,681          251,212
      6,300   Waste Management, Inc........................        200,657          173,250
      4,600   Xerox Corp...................................        296,561          339,537
                                                              ------------    -------------
                                                                21,153,285       23,494,409
                                                              ------------    -------------
              CONSUMER DISCRETIONARY-11.06%
      3,600   Albertsons, Inc..............................        134,689          170,550
      1,100   American Greetings Corp......................         35,431           43,037
      3,700   American Stores Co...........................         84,075           76,081
      1,200   Black & Decker Mfg. Co.......................         47,335           46,875
      1,500   Brunswick Corp...............................         41,487           45,469
     10,000   CBS Corp.....................................        226,318          294,375
      1,600   Charming Shoppes, Inc. (a)...................          8,716            7,500
      9,600   Chrysler Corp................................        320,143          337,800
                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
      1,200   Circuit City Stores..........................   $     40,447    $      42,675
      4,900   Comcast Corp.................................        102,147          154,656
        800   Cooper Tire & Rubber.........................         17,856           19,500
      2,800   Costco Companies, Inc........................         83,012          124,950
      2,500   CVS Corp.....................................        132,192          160,156
      1,200   Dana Corp....................................         46,200           57,000
      1,900   Darden Restaurant............................         18,738           23,750
      3,000   Dayton Hudson Corp...........................        149,165          202,500
      1,500   Dillards, Inc. Class A.......................         54,921           52,875
      9,300   Disney (Walt) Co. Holdings...................        718,096          921,281
      2,200   Donnelley (R.R.) & Sons......................         77,025           81,950
        600   Echlin, Inc..................................         20,070           21,712
      2,700   Federated Department Stores (a)..............         98,298          116,269
        400   Fleetwood Enterprises........................         10,334           16,975
     17,000   Ford Motor Co................................        649,524          827,687
      1,100   Fruit of the Loom, Inc. (a)..................         36,097           28,187
      3,700   Gannett, Inc.................................        162,057          228,706
      5,250   Gap, Inc.....................................        123,574          186,047
     10,000   General Motors Corp..........................        550,942          606,250
        700   Giant Foods, Inc.............................         23,185           23,581
      2,300   Goodyear Tire & Rubber Co....................        132,037          146,337
        300   Great Atlantic & Pacific Tea Co..............          9,543            8,906
        900   Harcourt General, Inc........................         42,370           49,275
        600   Harland John H. Co...........................         14,341           12,600
      1,200   Harrah's Entertainment, Inc. (a).............         23,420           22,650
      1,600   Hasbro, Inc..................................         42,074           50,400
      3,500   Hilton Hotels Corp...........................        102,453          104,125
     10,150   Home Depot, Inc..............................        431,742          597,581
      1,700   ITT Corp. (a)................................        106,102          140,887
        700   Jostens, Inc.................................         17,193           16,144
      6,800   K Mart Corp. (a).............................         83,535           78,625
        600   King World Productions, Inc. (a).............         23,656           34,650
      1,300   Knight-Ridder, Inc...........................         58,868           67,600
      3,300   Kroger Co. (a)...............................         92,317          121,894
      4,000   Limited (The), Inc...........................         83,933          102,000
        900   Liz Claiborne, Inc...........................         37,744           37,631
        700   Longs Drug Stores, Inc.......................         20,007           22,487
      2,300   Lowe's Companies, Inc........................         87,595          109,681
      1,700   Mariott International, Inc...................        103,834          117,725
      4,000   Mattel, Inc..................................        121,106          149,000
      3,300   May Department Stores Co.....................        163,658          173,869
      1,400   Maytag Corp..................................         36,135           52,237
      9,500   McDonald's Corp..............................        456,339          453,625
      1,500   McGraw Hill Companies, Inc...................         83,481          111,000
        400   Mercantile Stores Co., Inc...................         20,441           24,350
        700   Meredith Corp................................         16,822           24,981
      2,300   Mirage Resorts, Inc..........................         62,256           52,325
      1,200   Moore Corp. Ltd..............................         22,923           18,150
      1,100   Navistar International Corp. (a).............         17,028           27,294
      1,200   New York Times Co............................         52,486           79,350
      4,200   Nike, Inc. Class B...........................        243,589          164,850
        900   Nordstrom, Inc...............................         42,862           54,337
        900   Paccar, Inc..................................         32,770           47,250
      3,300   Penney (J.C.), Inc...........................        180,141          199,031
        900   Pep Boys Manny Moe & Jack....................         27,149           21,487
        500   Reebok International Ltd.....................         18,369           14,406
      1,800   Rite Aid Corp................................         87,647          105,637
        600   Russell Corp.................................         17,349           15,937
      5,400   Sears Roebuck & Co...........................        271,286          244,350
        100   Springs Industries, Inc. Class A.............          4,417            5,200

--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
        600   Supervalu, Inc...............................   $     16,833    $      25,125
      2,500   Sysco Corp...................................         89,228          113,906
      1,700   Tandy Corp...................................         52,905           65,556
      7,000   Tele-Communications TCI Group, Inc. (a)......        104,646          195,562
      7,700   Time Warner, Inc.............................        361,910          477,400
      1,200   Times Mirror Co. Class A.....................         60,420           73,800
      2,200   TJX Companies, Inc...........................         52,002           75,625
      4,000   Toys"R"US, Inc. (a)..........................        121,368          125,750
      1,700   Tribune Co...................................         78,492          105,825
      1,600   TRW, Inc.....................................         84,264           85,400
      1,800   V F Corp.....................................         77,533           82,687
      4,900   Viacom, Inc. Class B (a).....................        161,214          203,044
     31,800   Wal-Mart Stores, Inc.........................        988,150        1,254,112
      6,800   Walgreen Co..................................        164,384          213,350
      1,800   Wendy's International, Inc...................         39,501           43,312
        900   Whirlpool Corp...............................         47,510           49,500
      2,300   Winn Dixie Stores, Inc.......................         83,422          100,481
      1,600   Woolworth Corp. (a)..........................         39,474           32,600
                                                              ------------    -------------
                                                                10,126,348       12,121,293
                                                              ------------    -------------
              CONSUMER STAPLES-12.66%
        700   Alberto-Culver Co............................         18,399           22,444
      7,000   Anheuser Busch Companies, Inc................        291,656          308,000
      7,823   Archer-Daniels Midland.......................        154,347          169,661
      1,800   Avon Products, Inc...........................        117,957          110,475
      1,000   Brown Forman Corp............................         46,824           55,250
      6,200   Campbell Soup Co.............................        275,076          360,375
      1,300   Cardinal Health, Inc.........................         77,423           97,662
     10,834   Cendant Corp.................................        282,781          372,419
      1,500   Clorox Co....................................         92,897          118,594
     34,800   Coca Cola Co.................................      2,055,270        2,318,550
      4,200   Colgate-Palmolive Co.........................        255,911          308,700
      6,700   Conagra, Inc.................................        193,370          219,844
        600   Coors Adolph Co. Class B.....................         16,343           19,950
      3,200   Corning, Inc.................................        139,291          118,800
      2,000   CPC International, Inc.......................        174,232          215,500
      4,500   Eastman Kodak Co.............................        335,957          273,656
        800   Ecolab, Inc..................................         32,531           44,350
      2,300   Fortune Brands, Inc..........................         74,388           85,244
      2,100   General Mills, Inc...........................        134,212          150,413
      7,700   Gillette Co..................................        632,217          773,369
      5,100   Heinz (H.J.) Co..............................        215,550          259,144
      1,900   Hershey Foods Corp...........................        108,114          117,681
      1,700   International Flavors & Fragrance, Inc.......         80,500           87,550
     18,800   Johnson & Johnson Co.........................      1,084,003        1,238,450
      5,700   Kellogg Co...................................        219,904          282,863
        100   Nacco Industries, Inc........................          6,117           10,719
      2,100   Newell Co....................................         73,070           89,250
     21,700   Pepsico, Inc.................................        709,156          790,694
     34,000   Philip Morris Co., Inc.......................      1,371,827        1,540,625
        800   Pioneer Hi-Bred International................         53,289           85,800
        600   Polaroid Corp................................         29,772           29,213
     18,900   Procter & Gamble Co..........................      1,180,977        1,508,456
      1,900   Quaker Oats Co...............................         77,608          100,225
      1,500   Ralston-Ralston Purina Group.................        122,117          139,406
      1,800   Rubbermaid, Inc..............................         48,293           45,000
      6,900   Sara Lee Corp................................        291,185          388,556
      5,000   Seagrams Ltd.................................        184,737          161,563
        900   Tupperware Corp..............................         37,064           25,088
                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
      9,100   Unilever N.V.................................   $    440,937    $     568,181
      2,400   UST, Inc.....................................         70,485           88,650
      1,300   Whitman Corp.................................         31,986           33,881
      1,700   Wrigley Jr., William Co......................        105,097          135,256
                                                              ------------    -------------
                                                                11,942,870       13,869,507
                                                              ------------    -------------
              ENERGY & RELATED-8.41%
      1,500   Amerada Hess Corp............................         82,461           82,313
      6,800   Amoco Corp...................................        581,275          578,850
      1,000   Anadarko Petroleum Corp......................         71,609           60,688
      1,400   Apache Corp..................................         51,028           49,088
      4,400   Atlantic Richfield...........................        307,945          352,550
      2,400   Baker Hughes, Inc............................         93,539          104,700
      2,305   Burlington Resources, Inc....................        103,434          103,293
      9,000   Chevron Corp.................................        638,728          693,000
      1,500   Coastal Corp.................................         76,125           92,906
        700   Columbia Gas Systems, Inc....................         43,915           54,994
      1,400   Cons Natural Gas.............................         73,213           84,700
        100   Eastern Enterprises..........................          3,504            4,500
      4,200   Enron Corp...................................        168,903          174,563
     34,700   EXXON Corp...................................      1,905,985        2,123,206
      3,700   Halliburton Co...............................        153,950          192,169
        600   Helmerich & Payne............................         40,580           40,725
        600   Kerr-McGee Corp..............................         41,483           37,988
     10,800   Mobil Corp...................................        729,271          779,625
        800   Nicor, Inc...................................         28,571           33,750
        600   Oneok, Inc...................................         18,850           24,225
      1,500   Oryx Energy Co. (a)..........................         34,143           38,250
      1,000   Pacific Enterprises..........................         31,545           37,625
        700   Pennzoil Co..................................         40,922           46,769
        600   Peoples Energy Corp. (with rights)...........         20,472           23,625
      3,500   Phillips Petroleum Co........................        150,726          170,188
      1,000   Rowan Companies, Inc. (a)....................         24,082           30,500
     30,100   Royal Dutch Petroleum NY Reg. Shares               1,419,759        1,631,044
      6,700   Schlumberger Ltd.............................        422,170          539,350
      1,400   Sonat, Inc...................................         65,129           64,050
        900   Sun Co., Inc.................................         27,541           37,856
      7,600   Texaco, Inc..................................        402,523          413,250
      3,592   Union Pacific Resources Group................         94,545           87,106
      3,300   Unocal Corp..................................        130,701          128,081
      3,900   USX-Marathon Group...........................        109,965          131,625
        600   Western Atlas, Inc. (a)......................         31,690           44,400
      4,200   Williams Companies, Inc......................         88,197          119,175
                                                              ------------    -------------
                                                                 8,308,479        9,210,727
                                                              ------------    -------------
              FINANCE-16.64%
      2,044   Aetna, Inc...................................        184,244          144,230
      1,300   Ahmanson H F & Co............................         52,432           87,019
      6,000   Allstate Corp................................        414,408          545,250
      6,600   American Express Co..........................        442,083          589,050
      3,610   American General Corp........................        168,118          195,166
     10,150   American International Group, Inc............        901,920        1,103,813
      2,550   Aon Corp.....................................        121,626          149,494
      7,900   Banc One Corp................................        376,016          429,069
      5,100   Bank New York, Inc...........................        205,419          294,844
      9,600   BankAmerica Corp.............................        579,889          700,800
      2,000   BankBoston Corp..............................        149,454          187,875
      1,400   Bankers Trust of New York Corp...............        138,139          157,413
      2,700   Barnett Banks, Inc...........................        134,812          194,063
      1,800   BB&T Corp....................................        116,300          115,313

FORTIS SERIES FUND, INC.
S&P 500 INDEX SERIES (CONTINUED)
Schedule of Investments
December 31, 1997

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
        500   Beneficial Corp..............................   $     34,057    $      41,563
      1,500   Block H & R, Inc.............................         49,850           67,219
      3,700   Charles Schwab Corp..........................        108,986          155,169
      5,800   Chase Manhattan Corp.........................        559,571          635,100
      2,300   Chubb Corp...................................        132,899          173,938
      1,000   Cigna Corp...................................        156,589          173,063
        700   Cincinnati Financial Corp....................         97,663           98,525
      6,700   Citicorp.....................................        787,525          847,131
      1,500   Comerica, Inc................................         92,318          135,375
      2,400   Conseco, Inc.................................         94,632          109,050
      2,700   Corestates Financial Corp....................        146,192          216,169
      1,400   Countrywide Credit Industries................         48,457           60,025
      2,200   Equifax, Inc.................................         70,685           77,963
     15,100   Fannie Mae...................................        647,445          861,644
      2,150   Fifth Third Bancorp..........................        107,169          175,763
      4,100   First Chicago NBD Corp.......................        246,341          342,350
      8,600   First Union Corp.............................        390,106          440,750
      3,700   Fleet Financial Group, Inc...................        215,214          277,269
      9,600   Freddie Mac..................................        301,782          402,600
      1,100   General Re Corp..............................        197,961          233,200
      1,000   Golden West Financial........................         75,049           97,813
      1,600   Green Tree Financial.........................         59,652           41,900
      1,700   Hartford Financial Services Group............        141,616          159,056
      1,500   Household International Corp.................        158,695          191,344
      2,800   Huntington Bancshares, Inc...................         95,820          100,800
      1,000   Jefferson Pilot Corp.........................         67,516           77,875
      3,100   KeyCorp......................................        176,533          219,519
      1,200   Lincoln National Corp........................         74,388           93,750
      1,600   Loews Corp...................................        153,610          169,800
      2,400   Marsh & McLennan Companies...................        155,515          178,950
      1,500   MBIA, Inc....................................         86,583          100,219
      6,850   MBNA Corp....................................        161,845          187,091
      3,600   Mellon Bank Corp.............................        155,648          218,250
      4,400   Merrill Lynch & Co...........................        237,616          320,925
      1,500   MGIC Investment Corp.........................         59,993           99,750
      2,500   Morgan J. P. & Co., Inc......................        263,564          282,188
      8,015   Morgan Stanley, Dean Witter, Discover &
                Co.........................................        343,607          473,887
      2,800   National City Corp...........................        137,371          184,100
      9,822   Nationsbank Corp.............................        562,007          597,300
     10,500   Norwest Corp.................................        283,012          405,563
      4,100   PNC Bank Corp................................        165,337          233,956
      1,000   Progressive Corp.............................        108,733          119,875
      1,200   Providian Financial Corp.....................         35,684           54,225
        100   Pulte Corp...................................          2,692            4,181
        800   Republic New York Corp.......................         75,220           91,350
      1,700   Safeco Corp..................................         71,761           82,875
      1,200   St. Paul Companies, Inc......................         82,276           98,475
      2,100   State Street Corp............................        112,978          122,194
      2,800   SunAmerica, Inc..............................        105,006          119,700
      2,800   Suntrust Banks, Inc..........................        157,858          199,850
      2,300   Synovus Financial Corp.......................         73,675           75,325
      2,200   Torchmark Corp...............................         76,560           92,538
        900   Transamerica Corp............................         84,823           95,850
     15,892   Travelers Group, Inc.........................        595,527          856,182
      3,357   U.S. Bancorp.................................        271,932          375,774
      1,700   UNUM Corp....................................         65,351           92,438
      1,700   USF & G Corp.................................         36,329           37,506
      2,800   Wachavia Corp................................        184,475          227,150
      3,500   Washington Mutual, Inc.......................        224,450          223,344
                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
      1,200   Wells Fargo & Co.............................   $    320,481    $     407,325
                                                              ------------    -------------
                                                                14,771,090       18,227,458
                                                              ------------    -------------
              HEALTH CARE-9.54%
     11,000   Abbott Labs..................................        654,313          721,188
        600   Allergan, Inc................................         21,346           20,138
        900   Alza Corp. (a)...............................         24,939           28,631
      9,000   American Home Products.......................        626,361          688,500
      3,600   Amgen, Inc. (a)..............................        207,353          194,850
        600   Bard (C.R.), Inc.............................         18,972           18,788
        600   Bausch & Lomb................................         22,796           23,775
      3,700   Baxter International, Inc....................        181,449          186,619
      2,000   Becton Dickinson.............................         91,225          100,000
      1,400   Biomet, Inc..................................         25,459           35,875
      2,900   Boston Scientific Corp. (a)..................        156,121          133,038
     14,000   Bristol Myers Squibb.........................        967,831        1,324,750
      9,350   Columbia/HCA Healthcare Corp.................        327,052          276,994
      2,200   Guidant Corp.................................         94,645          136,950
      5,400   Healthsouth Corp. (a)........................        127,806          149,850
      2,200   Humana, Inc. (a).............................         48,094           45,650
     15,800   Lilly (Eli) & Co.............................        768,314        1,100,075
        800   Mallinckrodt Group, Inc......................         30,745           30,400
      1,100   Manor Care, Inc..............................         33,687           38,500
      6,400   Medtronic, Inc...............................        239,277          334,800
     16,900   Merck & Co., Inc.............................      1,502,523        1,795,625
        400   Millipore Corp...............................         16,760           13,575
     18,300   Pfizer, Inc..................................        960,074        1,364,494
      7,300   Pharmacia & Upjohn, Inc......................        271,292          267,363
     10,100   Schering Plough Corp.........................        432,424          627,463
      1,100   St. Jude Medical, Inc. (a)...................         44,609           33,550
      4,400   Tenet Healthcare Corp. (a)...................        119,457          145,750
      1,200   U S Surgical Corp............................         41,184           35,175
      2,400   United Healthcare............................        117,865          119,250
      3,700   Warner Lambert Co............................        384,679          458,800
                                                              ------------    -------------
                                                                 8,558,652       10,450,416
                                                              ------------    -------------
              METAL & MINING-0.78%
      3,200   Alcan Aluminium Ltd..........................        105,578           88,400
      2,200   Aluminum Company of America..................        166,698          154,825
      1,600   Armco, Inc. (a)..............................          7,199            7,900
        900   ASARCO, Inc..................................         26,473           20,194
      5,200   Barrick Gold Corp............................        126,423           96,850
      3,000   Battle Mountain Gold Co......................         19,448           17,625
      1,600   Bethlehem Steel Corp. (a)....................         15,387           13,800
      1,200   Cyprus Amax Mineral..........................         28,678           18,450
      1,900   Echo Bay Mines Ltd...........................         11,835            4,631
      2,800   Freeport-McMoran Copper & Gold, Inc.                  78,242           44,100
      2,000   Homestake Mining Co..........................         29,327           17,750
      2,200   Inco Ltd.....................................         63,957           37,400
        800   Inland Steel Industries, Inc.................         17,007           13,700
      2,301   Newmont Mining Corp..........................         86,753           67,592
      1,000   Nucor Corp...................................         54,620           48,313
        600   Phelps Dodge Corp............................         44,142           37,350
      3,100   Placer Dome, Inc.............................         62,425           39,331
      1,200   Reynolds Metals Co...........................         76,501           72,000
      1,100   USX-US Steel Group, Inc......................         35,472           34,375
      1,100   Worthington Industries, Inc..................         22,583           18,150
                                                              ------------    -------------
                                                                 1,078,748          852,736
                                                              ------------    -------------

--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
              TRANSPORTATION-1.24%
      1,300   AMR Corp. (a)................................   $    125,024    $     167,050
      2,100   Burlington Northern Santa Fe.................        183,813          195,169
        600   Caliber System, Inc..........................         19,459           29,213
      2,900   CSX Corp.....................................        150,507          156,600
      1,000   Delta Air Lines, Inc.........................         88,615          119,000
      1,800   Federal Express Corp. (a)....................        104,966          109,913
      4,300   Laidlaw, Inc.................................         56,860           58,588
      5,200   Norfolk Southern Corp........................        162,068          160,225
      2,850   Southwest Airlines Co........................         52,057           70,181
      3,600   Union Pacific Corp...........................        220,752          224,775
      1,100   USAir Group, Inc. (a)........................         30,222           68,750
                                                              ------------    -------------
                                                                 1,194,343        1,359,464
                                                              ------------    -------------
              UTILITIES-9.22%
      6,800   Airtouch Communication (a)...................        205,639          282,625
      2,500   Alltel Corp..................................         80,026          102,656
      2,600   American Electric Power, Inc.................        112,018          134,225
      7,600   Ameritech Corp...............................        484,005          611,800
     22,900   AT & T Corp..................................        926,400        1,402,625
      1,900   Baltimore Gas & Electric.....................         51,392           64,719
     10,709   Bell Atlantic Corp...........................        749,492          974,519
     13,900   Bellsouth Corp...............................        622,213          782,744
      2,200   Carolina Power and Light Co..................         78,583           93,363
      2,700   Central & South West Corp....................         64,056           73,069
      2,100   Cinergy Corp.................................         69,974           80,456
      3,400   Cons-Edison Co. NY...........................        107,764          139,400
      2,500   Dominion Resources, Inc......................         93,751          106,406
      1,900   DTE Energy Co................................         57,082           65,906
                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
      4,953   Duke Energy Corp.............................   $    225,640    $     274,272
      5,500   Edison International.........................        121,100          149,531
      3,200   Entergy Corp.................................         81,145           95,800
      3,000   FirstEnergy Corp.............................         70,120           87,000
      2,300   FPL Group, Inc...............................        107,425          136,131
      2,100   Frontier Corp................................         46,234           50,531
      1,600   GPU, Inc.....................................         54,556           67,400
     13,200   GTE Corp.....................................        595,082          689,700
      3,774   Houston Industries, Inc......................         79,387          100,719
      9,900   MCI Communications Corp......................        344,769          423,844
      2,100   Niagara Mohawk Power (a).....................         19,709           22,050
      1,000   Northern States Power Co.....................         48,505           58,250
      6,000   P G & E Corporation..........................        142,567          182,625
      4,000   Pacificorp...................................         85,712          109,250
      2,900   Peco Energy Co...............................         67,550           70,325
      2,100   PP&L Resources, Inc..........................         46,526           50,269
      3,000   Public Service Enterprise....................         79,050           95,063
     12,901   SBC Communications...........................        731,347          944,998
      9,500   Southern Co..................................        212,207          245,813
      5,900   Sprint Corp..................................        275,890          345,888
      3,502   Texas Utilities Co...........................        138,242          145,552
      2,900   Unicom Corp..................................         71,437           89,175
      1,800   Union Electric Co............................         69,731           77,850
      6,700   US West Communications Group.................        240,280          302,338
     12,500   Worldcom, Inc. (a)...........................        362,177          378,125
                                                              ------------    -------------
                                                                 8,018,783       10,107,012
                                                              ------------    -------------
              TOTAL COMMON STOCKS..........................   $ 90,239,208    $ 104,965,255
                                                              ------------    -------------
                                                              ------------    -------------

SHORT-TERM INVESTMENTS-3.08%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 INVESTMENT COMPANY-2.93%
   $3,212,551    First American Prime Obligation Fund, Current
                   rate -- 5.47%..............................   $   3,212,552
                                                                 -------------
                 U.S. TREASURY BILLS-0.15%
      170,000    US Treasury Bill, 5.08%, 3-26-1998 (e).......         168,017
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................       3,380,569
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $93,619,777) (B)...........................   $ 108,345,824
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1997, the cost of securities for federal income tax purposes was $93,674,021 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $17,394,265
Unrealized depreciation.....................................   (2,722,462)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $14,671,803
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.16% of total net assets as of December 31, 1997.
 (e) Security pledged as initial margin deposit for open financial futures position detailed below:

FINANCIAL FUTURES-LONG
                                                                                                               UNREALIZED
                                                                                  MARKET VALUE                APPRECIATION/
                                                                  NUMBER OF         COVERED                  (DEPRECIATION)
ISSUER                                                           CONTRACT(S)     BY CONTRACT(S)  EXPIRATION    AT 12/31/97
----------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500.......................................             15       $  3,671,625    March 98        $19,775

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES
Schedule of Investments
December 31, 1997

COMMON STOCKS-92.44%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              AEROSPACE AND EQUIPMENT-2.17%
     26,400   AlliedSignal, Inc............................   $    971,891    $  1,027,950
      2,600   Boeing Co....................................        138,280         127,237
      4,800   Lockheed Martin Corp.........................        452,284         472,800
      1,600   Raytheon Corp. Class B.......................         93,663          80,800
                                                              ------------    ------------
                                                                 1,656,118       1,708,787
                                                              ------------    ------------
              APPAREL-0.67%
     16,800   Warnaco Group Class A........................        491,786         527,100
                                                              ------------    ------------
              BANKS-7.60%
     12,600   Banc One Corp................................        597,540         684,337
      7,000   Chase Manhattan Corp.........................        669,748         766,500
      6,100   Citicorp.....................................        697,613         771,269
     11,600   First Union Corp.............................        561,193         594,500
     14,900   Mellon Bank Corp.............................        592,260         903,312
      7,300   NationsBank Corp.............................        405,871         443,931
     20,600   Norwest Corp.................................        506,805         795,675
      6,400   U.S. Bancorp.................................        606,935         716,400
        900   Wells Fargo & Co.............................        243,108         305,494
                                                              ------------    ------------
                                                                 4,881,073       5,981,418
                                                              ------------    ------------
              BEVERAGE-0.83%
     17,900   PepsiCo, Inc.................................        583,967         652,231
                                                              ------------    ------------
              BIOMEDICS, GENETICS RESEARCH AND
              DEVELOPMENT-0.22%
      4,700   Biogen, Inc. (a).............................        167,201         170,962
                                                              ------------    ------------
              BUILDING MATERIALS-0.65%
     10,100   Masco Corp...................................        425,487         513,837
                                                              ------------    ------------
              BUSINESS SERVICES AND SUPPLIES-2.98%
     20,100   First Data Corp..............................        749,541         587,925
      5,900   Galileo International, Inc...................        157,114         162,987
     10,800   Omnicom Group, Inc...........................        362,343         457,650
     21,116   Tyco International Ltd.......................        588,830         951,540
      4,700   Wallace Computer Services, Inc...............        156,467         182,712
                                                              ------------    ------------
                                                                 2,014,295       2,342,814
                                                              ------------    ------------
              CABLE TELEVISION-0.44%
     12,000   U.S. West Media Group (a)....................        235,550         346,500
                                                              ------------    ------------
              CHEMICALS-1.25%
      4,800   Du Pont (E.I.) de Nemours & Co...............        236,606         288,300
      7,600   Great Lakes Chemical Corp....................        370,522         341,050
      7,100   Hercules, Inc................................        320,807         355,444
                                                              ------------    ------------
                                                                   927,935         984,794
                                                              ------------    ------------
              CHEMICALS-SPECIALTY-0.57%
      4,400   Olin Corp....................................        192,141         206,250
      6,200   Sigma-Aldrich Corp...........................        213,561         246,450
                                                              ------------    ------------
                                                                   405,702         452,700
                                                              ------------    ------------
              COMPUTER-COMMUNICATIONS
              EQUIPMENT-1.26%
     10,650   Cisco Systems, Inc. (a)......................        448,805         593,737
      3,100   Dell Computer Corp. (a)......................        188,059         260,400
      3,400   Sun Microsystems, Inc. (a)...................        151,845         135,575
                                                              ------------    ------------
                                                                   788,709         989,712
                                                              ------------    ------------
              COMPUTER-SOFTWARE-5.25%
     10,600   Automatic Data Processing, Inc...............        486,723         650,575
      9,600   BMC Software, Inc. (a).......................        431,683         630,000
      6,800   EMC Corp. (a)................................        182,185         186,575
      6,500   Microsoft Corp. (a)..........................        746,848         840,125
      3,400   National Data Corp...........................        129,217         122,825
      9,600   Networks Associates, Inc. (a)................        529,475         507,600

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
      6,750   Oracle Corp. (a).............................   $    207,840    $    150,609
      8,900   Parametric Technology Corp. (a)..............        399,934         421,637
     11,500   SunGard Data Systems, Inc. (a)...............        237,287         356,500
      7,500   Synopsys, Inc. (a)...........................        285,123         268,125
                                                              ------------    ------------
                                                                 3,636,315       4,134,571
                                                              ------------    ------------
              CONSUMER GOODS-1.13%
      1,700   Black & Decker Corp..........................         66,861          66,406
      8,700   Colgate-Palmolive Co.........................        517,733         639,450
      3,000   Unilever N.V. ADR............................        157,054         187,312
                                                              ------------    ------------
                                                                   741,648         893,168
                                                              ------------    ------------
              CONTAINERS AND PACKAGING-0.29%
      4,500   Crown Cork & Seal Company, Inc...............        246,467         225,562
                                                              ------------    ------------
              COSMETICS AND SUNDRIES-0.15%
      1,200   Gillette Co..................................         94,660         120,525
                                                              ------------    ------------
              DIVERSIFIED COMPANIES-0.32%
      4,000   Textron, Inc.................................        252,576         250,000
                                                              ------------    ------------
              DRUGS-8.11%
      4,300   Abbott Laboratories..........................        266,167         281,919
      9,600   American Home Products Corp..................        645,038         734,400
      8,100   Bristol-Myers Squibb Co......................        677,840         766,462
     10,400   Johnson & Johnson............................        584,668         685,100
      3,700   Lilly (Eli) & Co., Inc.......................        150,293         257,612
     10,200   Merck & Co., Inc.............................        913,232       1,083,750
     12,800   Pfizer, Inc..................................        611,889         954,400
      9,400   Schering-Plough Corp.........................        388,478         583,975
      9,500   SmithKline Beecham plc ADR...................        327,952         488,656
      4,400   Warner-Lambert Co............................        454,368         545,600
                                                              ------------    ------------
                                                                 5,019,925       6,381,874
                                                              ------------    ------------
              ELECTRONIC COMPONENTS-0.12%
      2,400   KLA-Tencor Corp. (a).........................        107,283          92,700
                                                              ------------    ------------
              ELECTRICAL EQUIPMENT-1.06%
     11,400   General Electric Co..........................        621,383         836,475
                                                              ------------    ------------
              ELECTRIC PRODUCTS-0.66%
      7,600   Honeywell, Inc...............................        504,221         520,600
                                                              ------------    ------------
              ELECTRIC-COMPONENTS AND PARTS-0.77%
      6,600   Hubbell, Inc. Class B........................        255,541         325,462
      4,900   Linear Technology Corp.......................        258,078         282,362
                                                              ------------    ------------
                                                                   513,619         607,824
                                                              ------------    ------------
              ELECTRONIC-CONTROLS AND
              EQUIPMENT-0.88%
      7,600   Hewlett-Packard Co...........................        451,591         475,000
      2,400   Sony Corp. ADR...............................        213,751         217,800
                                                              ------------    ------------
                                                                   665,342         692,800
                                                              ------------    ------------
              ELECTRONIC-SEMICONDUCTOR
              AND CAPACITOR-1.48%
      7,300   Intel Corp...................................        485,543         512,825
      8,800   Maxim Integrated Products, Inc. (a)..........        204,779         303,600
      6,100   Motorola, Inc................................        398,398         348,081
                                                              ------------    ------------
                                                                 1,088,720       1,164,506
                                                              ------------    ------------
              FINANCE SERVICES-8.55%
      9,100   American Express Co..........................        621,820         812,175
        800   Associates First Capital Corp. Class A.......         51,804          56,900
      6,300   BankBoston Corp..............................        489,659         591,806
      3,300   C.I.T. Group, Inc. (a).......................         89,100         106,425
     16,600   Fannie Mae...................................        702,220         947,237
     22,200   Freddie Mac..................................        675,052         931,012
     11,200   Block H&R, Inc...............................        364,541         501,900

--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
      4,600   Household International, Inc.................   $    488,635    $    586,787
      3,000   Mercantile Bancorporation, Inc...............        158,401         184,500
      3,200   Money Store, Inc. (The)......................         77,664          67,200
      3,500   Morgan Stanley, Dean Witter, Discover and
                Co.........................................        182,568         206,938
      4,200   SLM Holding Corp.............................        540,200         584,325
     21,449   Travelers Group, Inc.........................        782,210       1,155,565
                                                              ------------    ------------
                                                                 5,223,874       6,732,770
                                                              ------------    ------------
              FOOD-5.00%
      8,400   American Stores Co...........................        208,143         172,725
     25,000   Cadbury Schweppes plc........................        241,024         248,867
      3,000   Dean Foods Co................................        135,534         178,500
      5,600   Heinz (H.J.) Co..............................        208,503         284,550
      3,800   Hershey Foods Corp...........................        210,776         235,363
      5,800   Interstate Bakeries Corp.....................        103,982         216,775
      7,270   JP Foodservice, Inc. (a).....................        241,782         268,536
      8,900   Nabisco Holdings Corp. Class A...............        350,801         431,094
      3,300   Ralston -- Ralston Purina Group..............        267,397         306,694
     14,100   Safeway, Inc. (a)............................        686,284         891,825
     12,400   Sara Lee Corp................................        509,975         698,275
                                                              ------------    ------------
                                                                 3,164,201       3,933,204
                                                              ------------    ------------
              GLASS AND GLASS PRODUCTS,
              POTTERY-0.27%
      5,700   Corning, Inc.................................        264,541         211,613
                                                              ------------    ------------
              HEALTH CARE SERVICES-1.96%
     15,900   Healthsouth Corp. (a)........................        363,601         441,225
        700   McKesson Corp................................         46,926          75,731
     12,600   Tenet Healthcare Corp. (a)...................        362,186         417,375
     12,200   United Healthcare Corp.......................        630,502         606,188
                                                              ------------    ------------
                                                                 1,403,215       1,540,519
                                                              ------------    ------------
              HOUSEHOLD PRODUCTS-1.10%
     10,300   Kimberly-Clark Corp..........................        481,406         507,919
      4,500   Procter & Gamble Co..........................        242,000         359,156
                                                              ------------    ------------
                                                                   723,406         867,075
                                                              ------------    ------------
              INSURANCE-4.41%
      9,000   Ace Ltd......................................        571,769         868,500
      2,700   American International Group, Inc............        207,287         293,625
      6,600   Exel Limited.................................        319,862         418,275
      7,400   Mid Ocean Ltd................................        367,986         401,450
      5,000   St. Paul Companies, Inc......................        336,401         410,313
     16,600   Travelers Property Casualty Corp.............        573,796         730,400
      6,400   UNUM Corp....................................        250,118         348,000
                                                              ------------    ------------
                                                                 2,627,219       3,470,563
                                                              ------------    ------------
              LEISURE TIME-AMUSEMENTS-1.91%
     11,600   Carnival Corp. Class A.......................        457,089         642,350
      8,700   Disney (Walt) Co.............................        664,213         861,844
                                                              ------------    ------------
                                                                 1,121,302       1,504,194
                                                              ------------    ------------
              MACHINERY-0.93%
      2,200   ASM Lithography Holding N.V. (a).............        154,453         148,500
     15,400   Teleflex, Inc................................        433,667         581,350
                                                              ------------    ------------
                                                                   588,120         729,850
                                                              ------------    ------------
              MACHINERY-OIL AND WELL-1.00%
      6,200   Cooper Cameron Corp. (a).....................        222,370         378,200
      7,900   Halliburton Co...............................        283,594         410,306
                                                              ------------    ------------
                                                                   505,964         788,506
                                                              ------------    ------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              MACHINERY-TOOLS-1.32%
     12,000   Danaher Corp.................................   $    573,409    $    757,500
      4,100   SPX Corp.....................................        203,331         282,900
                                                              ------------    ------------
                                                                   776,740       1,040,400
                                                              ------------    ------------
              MEDICAL SUPPLIES-1.03%
      3,900   Baxter International, Inc....................        219,548         196,706
      4,500   St. Jude Medical, Inc. (a)...................        164,060         137,250
     16,300   United States Surgical Corp..................        560,056         477,794
                                                              ------------    ------------
                                                                   943,664         811,750
                                                              ------------    ------------
              MEDICAL TECHNOLOGY-0.83%
      6,300   Boston Scientific Corp. (a)..................        364,793         289,013
      7,000   Medtronic, Inc. (with rights)................        226,970         366,188
                                                              ------------    ------------
                                                                   591,763         655,201
                                                              ------------    ------------
              METALS-FABRICATING-0.46%
      8,500   Newell Co....................................        297,114         361,250
                                                              ------------    ------------
              METALS-MINING AND
              MISCELLANEOUS-0.31%
      8,300   Newmont Mining Corp..........................        332,177         243,813
                                                              ------------    ------------
              MISCELLANEOUS-1.16%
     16,900   Service Corp. International..................        535,134         624,244
      6,100   Stanley Works................................        232,385         287,844
                                                              ------------    ------------
                                                                   767,519         912,088
                                                              ------------    ------------
              OFFICE EQUIPMENT AND SUPPLIES-1.88%
      9,100   Compaq Computer Corp.........................        385,012         513,581
      6,700   International Business Machines Corp.........        538,667         700,569
      3,600   Xerox Corp...................................        278,632         265,725
                                                              ------------    ------------
                                                                 1,202,311       1,479,875
                                                              ------------    ------------
              OIL AND GAS FIELD SERVICES-0.43%
      2,800   BJ Services Co. (a)..........................        147,291         201,425
      2,100   Camco International, Inc.....................         89,901         133,744
                                                              ------------    ------------
                                                                   237,192         335,169
                                                              ------------    ------------
              OIL-CRUDE PETROLEUM AND GAS-1.65%
      5,900   British Petroleum Co. plc ADR................        407,318         470,156
      7,000   Texaco, Inc..................................        379,436         380,625
     13,200   USX-Marathon Group...........................        422,391         445,500
                                                              ------------    ------------
                                                                 1,209,145       1,296,281
                                                              ------------    ------------
              OIL-REFINING-1.44%
      5,100   Atlantic Richfield Co........................        369,683         408,638
     10,100   Mobil Corp...................................        666,884         729,094
                                                              ------------    ------------
                                                                 1,036,567       1,137,732
                                                              ------------    ------------
              PRINTING-0.47%
      3,200   Donnelley (R.R.) & Sons Co...................        114,026         119,200
      6,700   Valassis Communications, Inc.................        163,155         247,900
                                                              ------------    ------------
                                                                   277,181         367,100
                                                              ------------    ------------
              PUBLISHING-1.70%
     10,500   Time Warner, Inc.............................        509,932         651,000
     11,100   Tribune Co...................................        534,028         690,975
                                                              ------------    ------------
                                                                 1,043,960       1,341,975
                                                              ------------    ------------
              RAILROAD AND RAILROAD EQUIPMENT-0.67%
      4,700   Burlington Northern Santa Fe Corp............        420,229         436,806
      3,000   Norfolk Southern Corp........................         91,921          92,438
                                                              ------------    ------------
                                                                   512,150         529,244
                                                              ------------    ------------

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES (CONTINUED)
Schedule of Investments
December 31, 1997

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              REAL ESTATE-INVESTMENT TRUST-1.43%
      7,200   Crescent Real Estate Equities Trust..........   $    283,039    $    283,500
      9,099   Patriot American Hospitality, Inc............        222,525         262,165
     10,000   Starwood Lodging Trust.......................        474,998         578,750
                                                              ------------    ------------
                                                                   980,562       1,124,415
                                                              ------------    ------------
              RESTAURANTS AND FRANCHISING-0.37%
      6,100   McDonald's Corp..............................        288,347         291,275
                                                              ------------    ------------
              RETAIL-DEPARTMENT STORES-2.82%
      2,400   Dayton-Hudson Corp...........................        162,627         162,000
      9,900   Federated Department Stores, Inc. (a)........        362,162         426,319
      7,900   Fred Meyer, Inc. (a).........................        265,773         287,363
      3,600   JC Penney Co., Inc...........................        215,682         217,125
      3,900   Kohl's Corp. (a).............................        150,889         265,688
     10,300   Neiman-Marcus Group, Inc. (a)................        287,110         311,575
     14,000   Wal-Mart Stores, Inc.........................        457,777         552,125
                                                              ------------    ------------
                                                                 1,902,020       2,222,195
                                                              ------------    ------------
              RETAIL-MISCELLANEOUS-1.06%
     13,650   Corporate Express, Inc. (a)..................        199,668         175,744
     10,271   CVS Corp.....................................        489,758         657,986
                                                              ------------    ------------
                                                                   689,426         833,730
                                                              ------------    ------------
              RETAIL-SPECIALTY-2.13%
     24,850   Cendant Corp. (a)............................        658,205         854,219
     11,400   General Nutrition Companies, Inc. (a)........        260,355         387,600
      7,450   Home Depot, Inc..............................        303,550         438,619
                                                              ------------    ------------
                                                                 1,222,110       1,680,438
                                                              ------------    ------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              TELECOMMUNICATIONS-0.48%
      1,700   Lucent Technologies, Inc.....................   $    100,213    $    135,788
      3,500   Nokia Corp. ADR Class A......................        260,413         245,000
                                                              ------------    ------------
                                                                   360,626         380,788
                                                              ------------    ------------
              TELEPHONE SERVICES-0.88%
      8,400   Alltel Corp..................................        271,059         344,925
     11,400   WorldCom, Inc. (a)...........................        337,539         344,850
                                                              ------------    ------------
                                                                   608,598         689,775
                                                              ------------    ------------
              TEXTILE MANUFACTURING-0.46%
      8,900   Unifi, Inc...................................        345,227         362,119
                                                              ------------    ------------
              TOBACCO-1.17%
     20,400   Philip Morris Companies, Inc.................        823,452         924,375
                                                              ------------    ------------
              TOYS-0.76%
     16,100   Mattel, Inc..................................        479,324         599,725
                                                              ------------    ------------
              UTILITIES-TELEPHONE-3.04%
      9,600   AT & T Corp..................................        406,478         588,000
     12,500   MCI Communications Corp......................        446,654         535,156
     11,900   SBC Communications, Inc......................        689,584         871,675
      5,500   Vodafone Group plc ADR.......................        262,810         398,750
                                                              ------------    ------------
                                                                 1,805,526       2,393,581
                                                              ------------    ------------
              WASTE DISPOSAL-0.50%
     10,100   U.S.A. Waste Services, Inc. (a)..............        362,452         396,425
                                                              ------------    ------------
              TOTAL COMMON STOCKS..........................   $ 60,786,977    $ 72,780,473
                                                              ------------    ------------
                                                              ------------    ------------

SHORT-TERM INVESTMENTS-8.32%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 INVESTMENT COMPANY-1.02%
   $  803,121    First American Prime Obligation Fund, Current
                   rate -- 5.47%..............................   $   803,121
                                                                 ------------
                 FINANCE COMPANIES-4.76%
    1,000,000    Associates Financial Service Co. of Puerto
                   Rico, Inc., 5.74%, 2-6-1998................       994,265
    2,200,000    New York Life Cap Corp., 5.88%,
                   2-13-1998(e)...............................     2,184,566
      575,000    Ciesco LP, 5.89%, 2-13-1998..................       570,959
                                                                 ------------
                                                                   3,749,790
                                                                 ------------
                 FOOD-GROCERY, MISCELLANEOUS-2.54%
    2,000,000    Albertson's, Inc., 5.87%, 1-16-1998..........     1,994,889
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................     6,547,800
                                                                 ------------
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $67,334,777) (b)...........................   $79,328,273
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1997, the cost of securities for federal income tax purposes was $67,378,926 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $13,324,559
Unrealized depreciation.....................................   (1,375,212)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $11,949,347
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.10% of total net assets as of December 31, 1997.
 (e) Commercial paper sold within the terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". This security has been determined to be illiquid under the guidelines established by the Board of Directors. The aggregate value of this security at December 31, 1997, was $2,184,566, which represents 2.77% of total net assets.

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES
Schedule of Investments
December 31, 1997

COMMON STOCKS-87.56%

--------------------------------------------------------------------------------
                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 ARGENTINA-1.79%
        35,000   Banco Rio de La Plata S.A. ADR
                   (a) -- BANKS...............................   $     525,000    $     490,000
       130,000   Disco S.A. ADR (a) -- RETAIL-GROCERY                2,049,750        5,841,875
                                                                 -------------    -------------
                                                                     2,574,750        6,331,875
                                                                 -------------    -------------
                 AUSTRIA-1.29%
        33,000   OMV Aktiengesellschaft (e) -- OIL-CRUDE
                   PETROLEUM AND GAS..........................       3,380,433        4,564,912
                                                                 -------------    -------------
                 BELGIUM-1.56%
        30,000   Barco N.V. -- TELECOMMUNICATION EQUIPMENT....       3,715,162        5,506,088
                                                                 -------------    -------------
                 BRAZIL-1.47%
        24,000   Telebras ADR (f) -- UTILITIES-TELEPHONE......       1,514,978        2,794,500
        52,000   Uniao de Bancos Brasileiros S.A. GDR
                   (a) -- BANKS...............................       1,755,000        1,673,750
        74,000   Votorantim Celulose e Papel S.A.
                   ADR -- PAPER...............................       1,104,080          712,798
                                                                 -------------    -------------
                                                                     4,374,058        5,181,048
                                                                 -------------    -------------
                 FINLAND-2.55%
        50,000   Amer Group Ltd.(a) -- DIVERSIFIED
                   COMPANIES..................................       1,029,160          959,511
        66,100   KCI Konecranes International Corp.
                   (e) -- MACHINERY...........................       1,369,093        2,184,930
        82,000   Nokia (AB) K Shares -- TELECOMMUNICATION
                   EQUIPMENT..................................       1,611,926        5,872,756
                                                                 -------------    -------------
                                                                     4,010,179        9,017,197
                                                                 -------------    -------------
                 FRANCE-4.40%
        63,000   Cipe Group France -- BUSINESS SERVICES AND
                   SUPPLIES...................................       2,940,144        2,130,069
        79,000   Companie Generale de Geophysique ADR
                   (a) -- OIL AND GAS FIELD SERVICES..........       1,558,690        2,024,375
         7,500   Groupe Danone Spons -- FOOD..................       1,162,500        1,340,207
        63,327   Rhone-Poulenc (Warrants) (a) -- CHEMICALS....         216,168          205,813
        63,327   Rhone-Poulenc Ltd S.A. ADR
                   (a)(f) -- CHEMICALS........................       2,572,753        2,810,136
        34,000   Sanofi S.A. -- DRUGS.........................       1,996,096        3,786,656
        65,000   Stolt Comex Seaway S.A. (a) -- OIL-OFFSHORE
                   DRILLING...................................       1,144,363        3,250,000
                                                                 -------------    -------------
                                                                    11,590,714       15,547,256
                                                                 -------------    -------------
                 GERMANY-3.33%
       210,000   Deutsche Lufthansa AG (e) -- AIRLINES........       3,988,706        3,947,627
       165,000   Phoenix AG -- AUTOMOBILE AND MOTOR VEHICLE
                   PARTS......................................       2,587,281        2,936,528
        38,000   SGL Carbon AG -- STEEL AND IRON..............       1,949,942        4,860,843
                                                                 -------------    -------------
                                                                     8,525,929       11,744,998
                                                                 -------------    -------------

                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 HONG KONG-1.39%
     1,900,000   First Pacific Co. Ltd. -- DIVERSIFIED
                   COMPANIES..................................   $   2,212,214    $     919,560
     1,400,000   Hong Kong Land Holdings Ltd. -- REAL
                   ESTATE.....................................       3,833,101        2,688,000
       210,000   Hutchison Whampoa Ltd. -- DIVERSIFIED
                   COMPANIES..................................       1,379,712        1,317,198
                                                                 -------------    -------------
                                                                     7,425,027        4,924,758
                                                                 -------------    -------------
                 HUNGARY-1.32%
        35,000   Matav Rt. ADR (a)(f) -- TELECOMMUNICATIONS...         652,750          910,000
       155,000   MOL Magyar Olaj-es Gazipari Rt. GDR
                   (e) -- OIL-REFINING........................       1,255,500        3,756,998
                                                                 -------------    -------------
                                                                     1,908,250        4,666,998
                                                                 -------------    -------------
                 ISRAEL-1.69%
        84,000   ECI Telecommunications Ltd. (f) --
                   TELECOMMUNICATION EQUIPMENT................       1,662,746        2,142,000
        81,000   Teva Pharmaceutical Industries Ltd. ADR
                   (f) -- DRUGS...............................       2,755,500        3,832,313
                                                                 -------------    -------------
                                                                     4,418,246        5,974,313
                                                                 -------------    -------------
                 ITALY-1.05%
        52,000   Industrie Natuzzi S.p.A. ADR -- FURNITURE....         765,795        1,072,500
       414,000   Telecom Italia S.p.A. --
                   TELECOMMUNICATIONS.........................       2,709,915        2,646,046
                                                                 -------------    -------------
                                                                     3,475,710        3,718,546
                                                                 -------------    -------------
                 JAPAN-4.13%
        27,000   Canon, Inc. ADR -- OFFICE EQUIPMENT AND
                   SUPPLIES...................................       2,113,634        3,152,250
        24,000   Kyocera Corp. -- ELECTRONIC-CONTROLS AND
                   EQUIPMENT..................................       1,947,177        1,092,746
       165,000   Laox Co. Ltd. -- RETAIL-ELECTRIC PRODUCTS,
                   RADIO, TV, AUDIO...........................       3,259,298        1,332,476
        16,700   Matsushita Electric Industrial Co. Ltd.
                   ADR -- ELECTRONIC-CONTROLS AND EQUIPMENT...       2,772,445        2,538,400
           439   Nippon Telegraph & Telephone
                   Corp. -- TELEPHONE SERVICES................       3,775,023        3,781,540
        30,000   Sony Corp. -- ELECTRONIC-CONTROLS AND
                   EQUIPMENT..................................       1,951,042        2,676,489
                                                                 -------------    -------------
                                                                    15,818,619       14,573,901
                                                                 -------------    -------------
                 MEXICO-0.63%
        68,000   Panamerican Beverages, Inc. Class
                   A -- BEVERAGE..............................       1,189,321        2,218,500
                                                                 -------------    -------------
                 NETHERLANDS-3.81%
        42,000   IHC Caland N.V. -- MACHINERY-OIL AND WELL....         955,247        2,179,529
       112,500   Randstad Holdings N.V. -- BUSINESS SERVICES
                   AND SUPPLIES...............................       1,260,270        4,234,232
       140,000   VNU-Verinigd Bezit -- PUBLISHING.............       3,256,385        3,950,224
        24,000   Wolters Kluwer N.V. -- PUBLISHING............       1,404,741        3,100,590
                                                                 -------------    -------------
                                                                     6,876,643       13,464,575
                                                                 -------------    -------------

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES (CONTINUED)
Schedule of Investments
December 31, 1997

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 NORWAY-2.34%
        28,000   Fred. Olsen Energy ASA (a) -- OIL-OFFSHORE
                   DRILLING...................................   $     567,863    $     581,103
       118,700   Petroleum Geo-Services ADR
                   (a)(f) -- MACHINERY-OIL AND WELL...........       3,323,284        7,685,825
                                                                 -------------    -------------
                                                                     3,891,147        8,266,928
                                                                 -------------    -------------
                 PORTUGAL-0.85%
        63,800   Portugal Telecom S.A. ADR (f) --
                   UTILITIES-TELEPHONE........................       1,989,354        2,998,600
                                                                 -------------    -------------
                 SPAIN-2.23%
        35,000   Repsol S.A. -- OIL-CRUDE PETROLEUM AND GAS...       1,448,791        1,492,631
        70,000   Telefonica de Espana S.A. ADR
                   (f) -- UTILITIES-TELEPHONE.................       4,919,131        6,374,375
                                                                 -------------    -------------
                                                                     6,367,922        7,867,006
                                                                 -------------    -------------
                 SWEDEN-4.02%
       138,000   Ericsson (L.M.) Telephone Co. Class B ADR --
                   TELECOMMUNICATION EQUIPMENT................       2,352,375        5,149,125
        95,000   Hoganas AB Class B -- MISCELLANEOUS..........       2,474,103        2,909,497
       208,000   Industri Matematik International Corp.
                   (a) -- COMPUTER-SOFTWARE...................       1,974,108        6,136,000
                                                                 -------------    -------------
                                                                     6,800,586       14,194,622
                                                                 -------------    -------------
                 SWITZERLAND-2.07%
         2,667   Novartis AG -- DRUGS.........................       3,059,226        4,333,612
           300   Roche Holdings AG, Genusschein
                   NVP -- DRUGS...............................       1,568,202        2,983,442
                                                                 -------------    -------------
                                                                     4,627,428        7,317,054
                                                                 -------------    -------------
                 TAIWAN-0.27%
        52,500   Taiwan Semiconductor Manufacturing Co. Ltd.
                   (a)(f) -- ELECTRONIC-SEMICONDUCTOR AND
                   CAPACITOR..................................       1,300,950          954,844
                                                                 -------------    -------------
                 UNITED KINGDOM-6.03%
       800,000   Avis Europe plc -- BUSINESS SERVICES AND
                   SUPPLIES...................................       1,650,954        2,277,233
       491,700   Capita Group plc -- BUSINESS SERVICES AND
                   SUPPLIES...................................       1,050,020        2,985,369
       100,000   Dr. Solomon's Group plc ADR (a) --
                   COMPUTER-SOFTWARE..........................       1,981,250        3,225,000
       103,500   Energis plc (a) -- TELEPHONE SERVICES........         496,388          432,559
        87,000   Glaxo Wellcome plc ADR (f) -- DRUGS..........       3,320,936        4,165,125
       155,000   JBA Holdings plc -- COMPUTER-SOFTWARE........       2,082,828        2,623,055
       675,000   Orange plc (a) -- TELEPHONE SERVICES.........       2,141,022        2,976,528
       260,000   Powerscreen International plc --
                   CONSTRUCTION...............................       1,304,787        2,598,909
                                                                 -------------    -------------
                                                                    14,028,185       21,283,778
                                                                 -------------    -------------
                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 UNITED STATES-39.34%
       221,000   3Com Corp. (a)(f) -- COMPUTER-COMMUNICATIONS
                   EQUIPMENT..................................   $   2,788,487    $   7,721,188
       150,000   AccuStaff, Inc. (a)(f) -- BUSINESS SERVICES
                   AND SUPPLIES...............................       3,418,110        3,450,000
        66,000   Altera Corp. (a)(f) -- ELECTRONIC-
                   SEMICONDUCTOR AND CAPACITOR................       1,388,406        2,186,250
       192,500   Apple South, Inc. (f) -- RESTAURANTS AND
                   FRANCHISING................................       2,430,573        2,526,563
        85,000   Applebee's International, Inc. (f) --
                   RESTAURANTS AND FRANCHISING................       1,454,875        1,535,313
        75,000   Avant! Corp. (a)(f) -- COMPUTER-SOFTWARE.....       1,945,445        1,256,250
       139,000   Bed, Bath & Beyond, Inc. (a)(f) --
                   RETAIL-SPECIALTY...........................       2,512,394        5,351,500
       115,500   Blyth Industries, Inc. (a)(f) -- CONSUMER
                   GOODS......................................       3,510,585        3,457,781
        49,000   Camco International, Inc. -- OIL AND GAS
                   FIELD SERVICES.............................       2,097,316        3,120,688
       209,000   Cendant Corp. (a)(f) -- RETAIL-SPECIALTY.....       4,912,441        7,184,375
       111,300   Cheesecake Factory, Inc. (a) -- RESTAURANTS
                   AND FRANCHISING............................       3,046,325        3,394,650
       120,000   Cisco Systems, Inc. (a)(f) --
                   COMPUTER-COMMUNICATIONS EQUIPMENT..........         917,000        6,690,000
       163,200   Covance, Inc. (a)(f) -- BUSINESS SERVICES AND
                   SUPPLIES...................................       3,177,281        3,243,600
       135,000   Data Processing Resources Corp.
                   (a)(f) -- BUSINESS SERVICES AND SUPPLIES...       2,708,975        3,442,500
       225,000   DSP Communications, Inc. (a) -- ELECTRONIC
                   COMPONENTS.................................       3,833,816        2,700,000
        84,000   ENSCO International, Inc. -- OIL-OFFSHORE
                   DRILLING...................................       2,096,396        2,814,000
        52,000   Galileo International, Inc. -- BUSINESS
                   SERVICES AND SUPPLIES......................       1,274,000        1,436,500
       260,000   Gartner Group, Inc. Class A (a)(f) --
                   BUSINESS SERVICES AND SUPPLIES.............       1,300,000        9,685,000
       130,000   Input/Output, Inc. (a) -- MACHINERY-OIL AND
                   WELL.......................................         934,975        3,859,375
       106,000   Interim Services, Inc. (a) -- BUSINESS
                   SERVICES AND SUPPLIES......................       2,292,250        2,742,750
        28,000   Motorola, Inc. -- ELECTRONIC-SEMICONDUCTOR
                   AND CAPACITOR..............................       1,925,647        1,597,750
       108,000   Oracle Corp. (a) -- COMPUTER-SOFTWARE........         968,000        2,409,750
        85,000   Outback Steakhouse, Inc. (a)(f) --
                   RESTAURANTS AND FRANCHISING................       2,414,413        2,443,750
       100,000   Parametric Technology Corp.
                   (a)(f) -- COMPUTER-SOFTWARE ...............       1,506,616        4,737,500
        37,300   Perkin Elmer Corp. (f) -- PRECISION
                   INSTRUMENTS-TEST, RESEARCH.................       2,894,093        2,650,631
       126,000   Polo Ralph Lauren Corp. (a) -- APPAREL.......       3,047,870        3,063,375
       120,000   R & B Falcon Corp. (a)(f) -- OIL-OFFSHORE
                   DRILLING...................................       2,081,252        4,207,500
        55,800   R.P. Scherer Corp. (a)(f) -- DRUGS...........       2,548,570        3,403,800

--------------------------------------------------------------------------------

                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
       100,000   Service Corp. International (f) --
                   MISCELLANEOUS..............................   $   2,209,570    $   3,693,750
        35,700   Steris Corp. (a)(f) -- MEDICAL SUPPLIES......         615,731        1,722,525
       170,000   Sykes Enterprises, Inc. (a)(f) -- BUSINESS
                   SERVICES AND SUPPLIES......................       4,100,880        3,315,000
        88,000   Synopsys, Inc. (a)(f) -- COMPUTER-SOFTWARE...       2,059,256        3,146,000
       120,000   Tellabs, Inc.(a) -- TELECOMMUNICATION
                   EQUIPMENT..................................       1,613,430        6,345,000
        55,000   Tommy Hilfiger Corp. (a)(f) -- APPAREL.......       2,159,675        1,931,875
       180,003   Total Renal Care Holdings, Inc.
                   (a)(f) -- HEALTH CARE SERVICES.............       4,284,899        4,950,077
                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
        78,000   Transocean Offshore, Inc. -- OIL-OFFSHORE
                   DRILLING...................................   $   2,137,040    $   3,758,625
       126,500   Vans, Inc. (a) -- SHOES AND LEATHER                 1,934,188        1,913,313
        37,500   Western Atlas, Inc. (a) -- OIL AND GAS FIELD
                   SERVICES...................................       1,338,427        2,775,000
        60,000   Xilinx, Inc. (a) -- ELECTRONIC-SEMICONDUCTOR
                   AND CAPACITOR..............................       1,193,640        2,103,750
        66,800   Xylan Corp. (a)(f) -- COMPUTER-COMMUNICATIONS
                   EQUIPMENT..................................       2,244,617        1,010,350
                                                                 -------------    -------------
                                                                    91,317,464      138,977,604
                                                                 -------------    -------------
                 TOTAL COMMON STOCKS..........................   $ 209,606,077    $ 309,295,401
                                                                 -------------    -------------
                                                                 -------------    -------------

PREFERRED STOCKS-4.66%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              BRAZIL-0.61%
    93,000    Petroleo Brasileiro S.A. ADR (f) -- OIL-CRUDE
                PETROLEUM AND GAS..........................   $   2,104,125    $   2,174,954
                                                              -------------    -------------
              GERMANY-4.05%
    44,000    SAP AG Systeme - Computer-Software...........       1,692,811       14,295,995
                                                              -------------    -------------
              TOTAL PREFERRED STOCKS.......................       3,796,936       16,470,949
                                                              -------------    -------------
                                                              -------------    -------------
              TOTAL LONG-TERM INVESTMENTS..................   $ 213,403,013    $ 325,766,350
                                                              -------------    -------------
                                                              -------------    -------------

SHORT-TERM INVESTMENTS-7.90%

--------------------------------------------------------------------------------
    Principal                                                        Market
      Amount                                                        Value (c)
   ------------                                                   -------------
                  BANKS-3.97%
   $14,016,000    First Trust Money Market Variable Rate Time
                    Deposit, Current rate -- 5.56%.............   $  14,016,000
                                                                  -------------
                  DIVERSIFIED FINANCE-1.67%
     5,914,000    Associates Corp. Master Variable Rate Note,
                    Current rate -- 5.44%......................       5,914,000
                                                                  -------------
                  U.S. GOVERNMENT AGENCY-2.26%
     8,000,000    Federal Home Loan Mortagage Corp. , 5.79%,
                    1-26-1998..................................       7,967,240
                                                                  -------------
                  TOTAL SHORT-TERM INVESTMENTS.................      27,897,240
                                                                  -------------
                                                                  -------------
                  TOTAL INVESTMENTS IN SECURITIES (COST:
                    $241,300,253) (b)..........................   $ 353,663,590
                                                                  -------------
                                                                  -------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1997, the cost of securities for federal income tax purposes was $241,300,253 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $124,507,395
Unrealized depreciation.....................................  (12,144,058)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $112,363,337
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Date Acquired       Shares/Par   Security                                                                       Cost Basis
--------------------------------------------------------------------------------------------------------------------------
October 13, 1997       210,000   Deutsche Lufthansa AG                                                          $3,988,706
March 19, 1996          27,000   KCI Konecranes International Corp.                                                397,927
July 12, 1996           39,100   KCI Konecranes International Corp.                                                971,166
November 22, 1995      155,000   MOL Magyar Olaj-es Gazipari Rt. GDR                                             1,255,500
May 22, 1996            33,000   OMV Aktiengesellschaft                                                          3,380,433

    The aggregate value of these securities at December 31, 1997, was $14,454,467, which represents 4.09% of total net assets.
 (f) Security is fully or partially on loan at December 31, 1997. See Note 1 of accompanying Notes to Financial Statements.

FORTIS SERIES FUND, INC.
GROWTH STOCK SERIES
Schedule of Investments
December 31, 1997

COMMON STOCKS-84.44%

--------------------------------------------------------------------------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               APPAREL-1.04%
     209,000   Tommy Hilfiger Corp. (a).....................   $   7,768,525    $   7,341,125
                                                               -------------    -------------
               BANKS-2.10%
     273,498   Banc One Corp................................       7,340,301       14,854,360
                                                               -------------    -------------
               BIOMEDICS, GENETICS RESEARCH AND
               DEVELOPMENT-2.47%
     265,200   BioChem Pharma, Inc. (a).....................       5,891,273        5,536,050
     165,000   Biogen, Inc. (a).............................       4,408,687        6,001,875
     213,400   Genzyme Corp. (a)............................       6,380,502        5,921,850
                                                               -------------    -------------
                                                                  16,680,462       17,459,775
                                                               -------------    -------------
               BUSINESS SERVICES AND
               SUPPLIES-1.54%
     320,500   AccuStaff, Inc. (a)..........................       8,124,588        7,371,500
     121,206   First Data Corp..............................       3,410,267        3,545,275
                                                               -------------    -------------
                                                                  11,534,855       10,916,775
                                                               -------------    -------------
               COMPUTER-COMMUNICATIONS
               EQUIPMENT-4.13%
     147,900   3Com Corp. (a)...............................       1,802,799        5,167,256
     431,100   Cisco Systems, Inc. (a)......................       3,193,381       24,033,825
                                                               -------------    -------------
                                                                   4,996,180       29,201,081
                                                               -------------    -------------
               COMPUTER-SOFTWARE-12.05%
     400,800   BMC Software, Inc. (a).......................       5,037,454       26,302,500
     163,200   Microsoft Corp. (a)..........................       3,519,623       21,093,600
     494,900   Oracle Corp. (a).............................       1,325,388       11,042,456
     331,800   Parametric Technology Corp. (a)..............       5,818,043       15,719,025
     288,419   Sterling Commerce, Inc. (a)..................       2,797,559       11,086,105
                                                               -------------    -------------
                                                                  18,498,067       85,243,686
                                                               -------------    -------------
               ELECTRONIC COMPONENTS-2.72%
     463,000   Solectron Corp. (a)..........................       6,740,809       19,243,437
                                                               -------------    -------------
               ELECTRONIC-SEMICONDUCTOR AND
               CAPACITOR-0.74%
      74,500   Intel Corp...................................       2,095,981        5,233,625
                                                               -------------    -------------
               FINANCE SERVICES-9.00%
      60,000   American Express Co..........................       3,462,054        5,355,000
     210,800   Capital One Financial Corp...................       6,343,017       11,422,725
     304,000   Fannie Mae...................................       7,588,481       17,347,000
     150,000   Franklin Resources, Inc......................       3,604,950       13,040,625
     208,500   Green Tree Financial Corp....................       6,885,227        5,460,094
     403,750   MBNA Corp....................................       6,864,397       11,027,422
                                                               -------------    -------------
                                                                  34,748,126       63,652,866
                                                               -------------    -------------
               HEALTH CARE SERVICES-6.39%
     364,000   HBO & Co.....................................       6,260,504       17,472,000
     252,500   Healthsouth Corp. (a)........................       6,675,597        7,006,875
     436,000   Medpartners, Inc. (a)........................      11,146,904        9,755,500
     112,200   Oxford Health Plans, Inc. (a)................       3,928,720        1,746,112
     157,400   PhyCor, Inc. (a).............................       4,861,954        4,249,800
      99,600   United Healthcare Corp.......................       4,296,512        4,948,875
                                                               -------------    -------------
                                                                  37,170,191       45,179,162
                                                               -------------    -------------
               HOTEL AND GAMING-0.79%
     133,338   Promus Hotel Corp. (with rights) (a).........       4,817,447        5,600,196
                                                               -------------    -------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               MACHINERY-OIL AND WELL-6.31%
     157,500   Cooper Cameron Corp. (a).....................   $   6,350,987    $   9,607,500
     105,000   Dresser Industries, Inc......................       3,692,556        4,403,437
     272,800   Input/Output, Inc. (a).......................       6,249,493        8,098,750
     347,100   Petroleum Geo-Services ADR (a)...............       9,028,922       22,474,725
                                                               -------------    -------------
                                                                  25,321,958       44,584,412
                                                               -------------    -------------
               MEDICAL SUPPLIES-1.14%
     167,000   Steris Corp. (a).............................       5,690,284        8,057,750
                                                               -------------    -------------
               MEDICAL TECHNOLOGY-2.48%
     335,000   Medtronic, Inc. (with rights)................      10,062,362       17,524,688
                                                               -------------    -------------
               OIL AND GAS FIELD SERVICES-2.43%
     130,000   Schlumberger Ltd.............................       6,369,408       10,465,000
     109,700   Smith International, Inc. (a)................       5,362,498        6,732,838
                                                               -------------    -------------
                                                                  11,731,906       17,197,838
                                                               -------------    -------------
               OIL-OFFSHORE DRILLING-6.77%
     343,000   ENSCO International, Inc.....................       9,471,834       11,490,500
     296,000   Noble Drilling Corp. (a).....................       5,936,211        9,065,000
     452,600   R & B Falcon Corp. (a).......................       8,184,848       15,869,288
      74,000   Stolt Comex Seaway S.A. (a)..................       4,477,000        3,700,000
     160,600   Transocean Offshore, Inc.....................       5,022,892        7,738,913
                                                               -------------    -------------
                                                                  33,092,785       47,863,701
                                                               -------------    -------------
               POLLUTION CONTROL-0.73%
     172,300   U.S. Filter Corp. (a)........................       5,922,419        5,158,231
                                                               -------------    -------------
               RECREATION EQUIPMENT-0.20%
      49,900   Callaway Golf Co.............................       1,774,615        1,425,269
                                                               -------------    -------------
               RESTAURANTS AND FRANCHISING-1.26%
     231,700   Starbucks Corp. (a)..........................       3,921,277        8,891,488
                                                               -------------    -------------
               RETAIL-DEPARTMENT STORES-0.82%
      85,400   Kohl's Corp. (a).............................       1,372,378        5,817,875
                                                               -------------    -------------
               RETAIL-SPECIALTY-9.00%
     629,968   Cendant Corp. (a)............................      13,189,803       21,655,150
     163,500   Dollar Tree Stores, Inc. (a).................       5,286,500        6,764,813
     250,800   Home Depot, Inc..............................       7,113,402       14,765,850
     238,975   Office Depot, Inc. (a).......................       4,752,504        5,720,464
     530,125   Staples, Inc. (a)............................       7,902,361       14,710,969
                                                               -------------    -------------
                                                                  38,244,570       63,617,246
                                                               -------------    -------------
               TELECOMMUNICATION
               EQUIPMENT-5.85%
     293,800   ADC Telecommunications, Inc. (a).............       4,771,039       12,266,150
     244,250   Andrew Corp. (with rights) (a)...............       5,441,561        5,862,000
     439,800   Tellabs, Inc.(a).............................       2,975,820       23,254,425
                                                               -------------    -------------
                                                                  13,188,420       41,382,575
                                                               -------------    -------------
               TELEPHONE SERVICES-3.90%
     911,900   WorldCom, Inc. (a)...........................      11,490,249       27,584,975
                                                               -------------    -------------
               WASTE DISPOSAL-0.58%
     105,000   U.S.A. Waste Services, Inc. (a)..............       3,719,917        4,121,250
                                                               -------------    -------------
               TOTAL COMMON STOCKS..........................   $ 317,924,084    $ 597,153,386
                                                               -------------    -------------
                                                               -------------    -------------

SHORT-TERM INVESTMENTS-15.55%

--------------------------------------------------------------------------------
    Principal                                                        Market
      Amount                                                        Value (c)
   ------------                                                   -------------
                  BANKS-4.70%
   $33,255,595    First Trust Money Market Variable Rate Time
                    Deposit, Current rate -- 5.56%.............   $  33,255,595
                                                                  -------------
                  DIVERSIFIED FINANCE-1.58%
    11,146,000    Associates Corp. Master Variable Rate Note,
                    Current rate -- 5.44%......................      11,146,000
                                                                  -------------
                  U.S. GOVERNMENT AGENCY-9.27%
    16,400,000    Federal Home Loan Mortgage Corp., 5.72%,
                    1-9-1998...................................      16,376,999
     7,000,000    Federal Home Loan Mortgage Corp., 5.77%,
                    2-5-1998...................................       6,960,450
    20,800,000    Federal National Mortgage Assoc., 5.61%,
                    1-5-1998...................................      20,784,140
    21,500,000    Federal National Mortgage Assoc., 5.82%,
                    1-21-1998..................................      21,428,489
                                                                  -------------
                                                                     65,550,078
                                                                  -------------
                  TOTAL SHORT-TERM INVESTMENTS.................     109,951,673
                                                                  -------------
                                                                  -------------
                  TOTAL INVESTMENTS IN SECURITIES (COST:
                    $427,875,757) (b)..........................   $ 707,105,059
                                                                  -------------
                                                                  -------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1997, the cost of securities for federal income tax purposes was $427,875,757 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $290,578,599
Unrealized depreciation.....................................   (11,349,297)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $279,229,302
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.18% of total net assets as of December 31, 1997.

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES
Schedule of Investments
December 31, 1997

COMMON STOCKS-96.61%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
               AUSTRALIA-1.88%
     232,100   Westpac Banking Corp. Ltd. -- BANKS..........   $  1,028,824    $  1,484,460
                                                               ------------    ------------
               DENMARK-1.08%
      11,600   Unidanmark A/S 'A' Registered -- BANKS               535,884         852,143
                                                               ------------    ------------
               FINLAND-0.91%
      76,800   Merita Ltd. OY A Shares -- BANKS.............        393,689         420,282
      15,000   UPM-Kymmene Corp. -- PAPER...................        307,943         300,249
                                                               ------------    ------------
                                                                    701,632         720,531
                                                               ------------    ------------
               FRANCE-13.00%
      10,610   Alcatel Alsthom CIE Generale D'Electricite
                 S.A. -- TELECOMMUNICATIONS.................      1,002,308       1,349,208
      17,200   Axa S.A. -- INSURANCE........................      1,123,492       1,331,487
      19,500   Banque Nationale de Paris -- BANKS...........        805,098       1,036,934
      12,300   CIE Generale Des Eaux --
                 TELECOMMUNICATIONS.........................      1,425,853       1,717,460
       6,260   Compagnie De Saint-Gobain -- BUILDING
                 MATERIALS..................................        829,858         889,698
      15,200   Elf Aquitaine -- OIL-CRUDE PETROLEUM AND
                 GAS........................................      1,286,785       1,768,658
       6,300   Havas S.A. -- ADVERTISING-PUBLIC RELATIONS...        449,990         453,451
      38,888   Rhone Poulenc -- BUILDING MATERIALS..........      1,100,565       1,742,760
                                                               ------------    ------------
                                                                  8,023,949      10,289,656
                                                               ------------    ------------
               GERMANY-12.15%
      19,000   Daimler Benz AG -- AUTOMOBILE
                 MANUFACTURERS..............................      1,190,736       1,342,015
      12,100   Deutsche Bank AG -- BANKS....................        613,986         846,576
      19,900   Dresdner Bank AG -- BANKS....................        838,068         905,329
      34,800   Hoechst AG -- CHEMICALS......................      1,111,940       1,205,778
       2,660   Mannesmann AG -- MACHINERY...................        958,511       1,335,887
      30,200   Metallgesellschaft AG (a) -- METALS-MINING
                 AND MISCELLANEOUS..........................        639,636         552,590
      22,520   Metro AG -- CONSUMER GOODS...................        909,821         799,078
       3,700   Thyssen AG -- STEEL AND IRON.................        747,065         790,193
       3,350   Viag AG -- ELECTRIC PRODUCTS.................      1,409,097       1,835,191
                                                               ------------    ------------
                                                                  8,418,860       9,612,637
                                                               ------------    ------------
               HONG KONG-2.58%
      45,605   HSBC Holdings plc -- BANKS...................        851,716       1,124,194
      74,500   Swire Pacific Ltd. "A" -- DIVERSIFIED
                 COMPANIES..................................        600,798         408,640
     233,000   Wharf Holdings Ltd. -- REAL ESTATE...........        632,322         511,211
                                                               ------------    ------------
                                                                  2,084,836       2,044,045
                                                               ------------    ------------
               ITALY-4.17%
     217,300   Credito Italiano -- BANKS....................        441,309         670,460
     197,200   Ente Nazionale Idrocarbuiri S.p.A. --
                 OIL-REFINING...............................        977,652       1,118,733
     341,900   Telecom Italia S.p.A. -- UTILITIES-
                 TELEPHONE..................................      1,237,365       1,508,385
                                                               ------------    ------------
                                                                  2,656,326       3,297,578
                                                               ------------    ------------
               JAPAN-21.12%
      39,000   Honda Motor -- AUTOMOBILE MANUFACTURERS......      1,095,707       1,436,767
      17,000   Ito-Yokado Co. Ltd. -- FOOD..................        815,809         869,474

                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
         144   Japan Tobacco, Inc. -- TOBACCO...............   $  1,092,185    $  1,025,557
     105,000   Matsushita Electric Industrial Co. --
                 ELECTRIC PRODUCTS..........................      1,850,456       1,542,442
     205,000   Mitsubishi Heavy Industries Ltd. --
                 AUTOMOBILE MANUFACTURERS...................      1,352,220         857,707
      57,000   Mitsui Marine & Fire Ins. -- INSURANCE.......        404,697         291,968
      12,600   Nintendo -- TOYS.............................        901,597       1,240,414
         159   Nippon Telegraph & Telephone Corp. --
                 TELEPHONE SERVICES.........................      1,443,806       1,369,624
      41,000   Omron Corp. -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................        737,397         643,280
      17,800   Orix Corp. -- LEASING........................        676,771       1,245,798
      11,550   Promise Co. Ltd. -- FINANCE SERVICES.........        475,881         643,142
     141,000   Ricoh Corp. Ltd. -- OFFICE EQUIPMENT AND
                 SUPPLIES...................................      1,633,226       1,756,792
     119,000   Sekisui Chemical Co. -- CHEMICALS............      1,269,299         606,802
      20,600   Sony Corp. -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................      1,376,269       1,837,856
     258,000   Sumitomo Trust & Bank -- BANKS...............      2,381,537       1,345,351
                                                               ------------    ------------
                                                                 17,506,857      16,712,974
                                                               ------------    ------------
               MALAYSIA-0.34%
     109,000   Genting Berhad -- LEISURE TIME-AMUSEMENTS....        476,551         273,034
                                                               ------------    ------------
               NETHERLANDS-3.15%
       3,800   Heineken NV -- BEVERAGE......................        715,251         661,692
      19,300   Philips Electronics NV -- ELECTRIC
                 PRODUCTS...................................      1,031,746       1,157,680
      12,400   Royal Dutch Petroleum Co. NY
                 Shares -- OIL-REFINING.....................        488,661         671,925
                                                               ------------    ------------
                                                                  2,235,658       2,491,297
                                                               ------------    ------------
               SPAIN-1.70%
      47,200   Telefonica de Espana -- TELECOMMUNICATIONS...      1,194,085       1,347,108
                                                               ------------    ------------
               SWEDEN-3.87%
      41,867   Astra AB -- CLASS B SHARES -- DRUGS..........        613,085         704,430
      12,400   Electrolux AB 'B' Free -- HOUSEHOLD
                 PRODUCTS...................................        661,057         861,115
      73,300   Nordbanken Holding AB -- BANKS...............        406,791         414,800
      31,400   Svenska Handelsbanken -- BANKS...............        674,264       1,086,326
                                                               ------------    ------------
                                                                  2,355,197       3,066,671
                                                               ------------    ------------
               SWITZERLAND-9.07%
       8,060   Credit Suisse Group -- REG -- BANKS..........      1,094,915       1,248,884
         780   Holderbank Financiere Glaris AG -- BUILDING
                 MATERIALS..................................        736,111         637,455
         575   Nestle S.A. Registered -- FOOD...............        646,547         862,963
         995   Novartis AG -- DRUGS.........................        961,750       1,616,777
         690   S.M.H. AG -- MISCELLANEOUS...................        434,122         381,297
         494   SGS Societe Generale de Surveillance Holding
                 S.A. -- BANKS..............................        965,942         948,339
       3,110   Zurich Versicherungs -- INSURANCE............        967,672       1,484,049
                                                               ------------    ------------
                                                                  5,807,059       7,179,764
                                                               ------------    ------------
               UNITED KINGDOM-21.59%
     120,400   B.A.T. Industries plc -- TOBACCO.............        988,672       1,098,499
      87,483   British Aerospace plc -- AEROSPACE AND
                 EQUIPMENT..................................      1,194,159       2,506,074

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
      64,100   British Petroleum Co. plc -- OIL-
                 MISCELLANEOUS..............................   $    864,929    $    844,288
     257,300   BTR plc -- MISCELLANEOUS.....................      1,047,220         789,569
     120,910   Cadbury Schweppes plc -- FOOD................      1,000,982       1,203,619
     151,406   Diageo, Plc -- RETAIL-DEPARTMENT STORES            1,222,357       1,391,354
      67,320   EMI Group plc -- MISCELLANEOUS...............        725,052         580,703
      92,500   General Electric Co. plc -- ELECTRIC
                 PRODUCTS...................................        542,498         600,427
      55,400   Granada Group plc -- DIVERSIFIED COMPANIES...        733,626         854,124
     337,984   Lucasvarity plc -- AUTOMOBILE AND MOTOR
                 VEHICLE PARTS..............................      1,135,364       1,198,436
                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
      94,800   Mirror Group plc -- PUBLISHING...............   $    290,173    $    306,508
     150,000   National Power plc -- UTILITIES-ELECTRIC.....      1,143,807       1,487,030
      82,000   National Westminster Bank -- BANKS...........      1,149,624       1,362,046
      76,300   Prudential Corp. plc -- INSURANCE............        711,883         886,968
     130,200   Rank Group plc -- LEISURE TIME-AMUSEMENTS....        825,547         747,131
     143,600   Unilever plc -- CONSUMER GOODS...............        727,443       1,232,197
                                                               ------------    ------------
                                                                 14,303,336      17,088,973
                                                               ------------    ------------
               TOTAL COMMON STOCKS..........................   $ 67,329,054    $ 76,460,871
                                                               ------------    ------------
                                                               ------------    ------------

PREFERRED STOCKS-1.06%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
               ITALY-1.06%
    183,500    Fiat S.p.A. -- AUTOMOBILE MANUFACTURERS......   $   272,005     $   280,232
    191,070    Fiat S.p.A. ORD -- AUTOMOBILE
                 MANUFACTURERS..............................       537,704         556,028
                                                               ------------    ------------
                                                                   809,709         836,260
                                                               ------------    ------------
               TOTAL PREFERRED STOCKS.......................       809,709         836,260
                                                               ------------    ------------
                                                               ------------    ------------
               TOTAL LONG-TERM INVESTMENTS..................   $68,138,763     $77,297,131
                                                               ------------    ------------
                                                               ------------    ------------

SHORT-TERM INVESTMENTS-2.18%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS-2.18%
   $1,728,576    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.56%.............   $ 1,728,576
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $69,867,339) (b)...........................   $79,025,707
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1997, the cost of securities for federal income tax purposes was $69,912,558 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $13,407,985
Unrealized depreciation.....................................   (4,294,836)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 9,113,149
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

FORTIS SERIES FUND, INC.
AGGRESSIVE GROWTH SERIES
Schedule of Investments
December 31, 1997

COMMON STOCKS-88.28%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
               AEROSPACE AND EQUIPMENT-0.49%
      24,000   Hexcel Corporation (a).......................   $    757,632    $     598,500
                                                               ------------    -------------
               APPAREL-0.95%
      53,000   North Face, Inc. (a)(e)......................      1,226,416        1,166,000
                                                               ------------    -------------
               BIOMEDICS, GENETICS RESEARCH AND
               DEVELOPMENT-1.06%
      62,000   BioChem Pharma, Inc. (a).....................      1,421,725        1,294,250
                                                               ------------    -------------
               BROADCASTING-1.26%
      30,000   HSN, Inc. (a)................................      1,045,876        1,545,000
                                                               ------------    -------------
               BROKERAGE AND INVESTMENT-0.55%
      29,400   E*TRADE Group, Inc. (a)(e)...................      1,070,074          676,200
                                                               ------------    -------------
               BUSINESS SERVICES AND
               SUPPLIES-13.07%
      27,920   AccuStaff, Inc. (a)..........................        696,080          642,160
     121,700   Acxiom Corp. (a).............................      1,559,387        2,342,725
      34,000   APAC TeleServices, Inc. (a)(e)...............        312,414          459,000
       7,200   Catalina Marketing Corp. (a).................        200,394          333,000
      32,000   COREstaff, Inc. (a)..........................        853,611          848,000
      46,000   Corrections Corp. of America (a).............      1,448,704        1,704,875
      52,000   Covance, Inc. (a)............................        999,211        1,033,500
      30,900   Envoy Corp. (a)(e)...........................      1,056,232          899,962
      30,800   Fastenal Co. (e).............................      1,089,700        1,178,100
      26,000   Fiserv, Inc. (a).............................        971,656        1,277,250
       1,000   Hall, Kinion & Associates, Inc. (a)..........         15,000           21,875
      13,350   Paychex, Inc.................................        382,348          675,844
      73,000   Romac International, Inc. (a)................        941,325        1,783,937
      26,000   Saville Systems, PLC. (a)....................        780,000        1,079,000
      30,600   Snyder Communications, Inc. (a)..............        615,442        1,116,900
      31,500   Sykes Enterprises, Inc. (a)..................        953,487          614,250
                                                               ------------    -------------
                                                                 12,874,991       16,010,378
                                                               ------------    -------------
               COMPUTER-COMMUNICATIONS
               EQUIPMENT-1.83%
      40,200   Cisco Systems, Inc. (a)......................        474,700        2,241,150
                                                               ------------    -------------
               COMPUTER-SOFTWARE-15.36%
      28,000   Aspen Technology, Inc. (a)...................        715,546          959,000
      28,000   HNC Software, Inc. (a).......................        926,744        1,204,000
      36,200   Indus International (a)......................        653,252          262,450
      34,000   Industri Matematik International Corp. (a)...        680,000        1,003,000
      33,800   Legato Systems, Inc. (a).....................        583,150        1,487,200
      21,000   Netscape Communications Corp. (a)............        999,762          511,875
      11,000   Networks Associates, Inc. (a)................        694,719          581,625
      49,600   Parametric Technology Corp. (a)..............      1,638,711        2,349,800
       1,200   Pegasus Systems, Inc. (a)....................         15,600           17,850
      30,000   PeopleSoft, Inc. (a).........................        909,375        1,170,000
      36,000   Platinum Technology, Inc. (a)................        505,640        1,017,000
      13,500   Scopus Technology, Inc. (a)..................        187,029          162,000
      26,200   Siebel Systems, Inc. (a).....................        661,756        1,095,487
      54,778   Sterling Commerce, Inc. (a)..................      1,372,022        2,105,524
      27,100   Sterling Software, Inc. (a)..................        649,038        1,111,100
      42,800   Synopsys, Inc. (a)...........................      1,331,013        1,530,100
      30,000   Vantive Corp. (a)............................        910,758          757,500
      29,175   Veritas Software Corp. (a)...................        890,183        1,487,925
                                                               ------------    -------------
                                                                 14,324,298       18,813,436
                                                               ------------    -------------

                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
               CONSUMER GOODS-1.03%
      42,000   Blyth Industries, Inc. (a)(e)................   $  1,016,960    $   1,257,375
                                                               ------------    -------------
               EDUCATIONAL SERVICES-1.74%
      45,000   Apollo Group, Inc., Class A (a)..............        872,434        2,126,250
                                                               ------------    -------------
               ELECTRONIC COMPONENTS-0.42%
      39,800   DSP Communications, Inc. (a).................        618,375          477,600
       1,300   Sawtek, Inc. (a).............................         43,550           34,287
                                                               ------------    -------------
                                                                    661,925          511,887
                                                               ------------    -------------
               ELECTRICAL EQUIPMENT-1.28%
      46,500   Chicago Miniature Lamp, Inc. (a).............      1,311,000        1,569,375
                                                               ------------    -------------
               ELECTRONIC-SEMICONDUCTOR AND
               CAPACITOR-0.77%
      39,000   International Rectifier Corp. (a)............        833,005          460,687
      55,000   Standard Microsystems Corp. (a)..............        933,056          477,812
                                                               ------------    -------------
                                                                  1,766,061          938,499
                                                               ------------    -------------
               FINANCE SERVICES-0.24%
      16,000   Franchise Mortgage Acceptance Company (a)....        288,000          294,000
                                                               ------------    -------------
               HEALTH CARE SERVICES-5.42%
      58,700   ABR Information Services, Inc. (a)...........      1,384,309        1,401,463
     114,000   American Oncology Resources, Inc. (a)              1,495,925        1,824,000
      22,000   Assisted Living Concepts, Inc. (a)...........        396,762          434,500
      52,500   Omnicare, Inc................................        891,128        1,627,500
      20,000   Parexel International Corp. (a)..............        337,500          740,000
      40,000   Pharmaceutical Products Development, Inc.
                 (a)........................................      1,043,045          615,000
                                                               ------------    -------------
                                                                  5,548,669        6,642,463
                                                               ------------    -------------
               MACHINERY-OIL AND WELL-4.82%
      92,000   Input/Output, Inc. (a).......................      1,512,700        2,731,250
      49,000   Petroleum Geo-Services ADR (a)...............      1,442,883        3,172,750
                                                               ------------    -------------
                                                                  2,955,583        5,904,000
                                                               ------------    -------------
               MEDICAL SUPPLIES-3.08%
      26,000   Arterial Vascular Engineering, Inc. (a)......        700,912        1,690,000
      17,000   Sofamor/Danek Group, Inc. (a)................        836,859        1,106,063
      19,000   Spine Tech, Inc. (a).........................        914,055          977,312
                                                               ------------    -------------
                                                                  2,451,826        3,773,375
                                                               ------------    -------------
               MEDICAL TECHNOLOGY-0.42%
      13,800   Stryker Corp.................................        419,175          514,050
                                                               ------------    -------------
               MISCELLANEOUS-0.65%
      49,000   BMC Industries, Inc..........................      1,520,284          790,125
                                                               ------------    -------------
               OIL AND GAS FIELD SERVICES-0.86%
      16,500   Camco International, Inc.....................        710,064        1,050,844
                                                               ------------    -------------
               OIL-OFFSHORE DRILLING-3.31%
      42,000   Marine Drilling Companies, Inc. (a)..........        677,250          871,500
      48,000   R & B Falcon Corp. (a)(e)....................        836,394        1,683,000
      30,000   Stolt Comex Seaway S.A. (a)..................        785,450        1,500,000
                                                               ------------    -------------
                                                                  2,299,094        4,054,500
                                                               ------------    -------------
               PRECISION INSTRUMENTS-TEST,
               RESEARCH-0.64%
      20,000   Veritas DGC, Inc. (a)........................        810,055          790,000
                                                               ------------    -------------

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
               PRINTING-0.70%
      16,000   Applied Graphics Technologies, Inc. (a)         $    800,458    $     852,000
                                                               ------------    -------------
               RESTAURANTS AND FRANCHISING-2.35%
      56,900   Applebee's International, Inc................      1,366,177        1,027,756
      16,200   Cracker Barrel Old Country Store, Inc.               419,514          540,675
      37,600   Papa John's International, Inc. (a)..........        997,600        1,311,300
                                                               ------------    -------------
                                                                  2,783,291        2,879,731
                                                               ------------    -------------
               RETAIL-MISCELLANEOUS-0.47%
      45,050   Corporate Express, Inc. (a)..................        623,919          580,019
                                                               ------------    -------------
               RETAIL-SPECIALTY-10.56%
      53,000   Bed, Bath & Beyond, Inc. (a).................      1,139,675        2,040,500
      45,900   Cendant Corp. (a)............................        985,999        1,577,813
      43,500   Dollar Tree Stores, Inc. (a).................      1,406,500        1,799,813
      76,100   Gadzooks, Inc. (a)(e)........................      1,466,158        1,598,100
      41,000   General Nutrition Companies, Inc. (a)........        915,357        1,394,000
      36,000   Just for Feet, Inc. (a)......................      1,252,500          472,500
      34,000   The Wet Seal, Inc. (a).......................        709,750        1,003,000
      57,000   Viking Office Products, Inc. (a).............        894,086        1,243,313
      80,400   West Marine, Inc. (a)(e).....................      1,305,922        1,798,950
                                                               ------------    -------------
                                                                 10,075,947       12,927,989
                                                               ------------    -------------
                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
               TELECOMMUNICATION EQUIPMENT-3.38%
      25,000   ADC Telecommunications, Inc. (a).............   $    403,225    $   1,043,750
      21,300   Andrew Corp. (with rights) (a)...............        498,823          511,200
      60,000   Pairgain Technologies, Inc. (a)..............      1,705,523        1,162,500
      26,800   Tellabs, Inc.(a).............................        311,000        1,417,050
                                                               ------------    -------------
                                                                  2,918,571        4,134,500
                                                               ------------    -------------
               TELEPHONE SERVICES-9.72%
      32,250   Brooks Fiber Properties, Inc. (a)............        934,159        1,773,750
      48,400   ICG Communications, Inc. (a)(e)..............        768,834        1,318,900
      45,000   Intermedia Communications, Inc. (a)(e)               759,375        2,733,750
      67,200   LCI International, Inc. (a)..................      1,126,870        2,066,400
      50,000   McLeod, Inc. Class A (a).....................      1,190,951        1,600,000
      27,000   Star Telecommunications, Inc. (a)............        496,500          867,375
      51,060   WorldCom, Inc. (a)...........................        529,671        1,544,565
                                                               ------------    -------------
                                                                  5,806,360       11,904,740
                                                               ------------    -------------
               WASTE DISPOSAL-1.85%
      57,620   U.S.A. Waste Services, Inc. (a)..............      1,019,925        2,261,585
                                                               ------------    -------------
               TOTAL COMMON STOCKS..........................   $ 79,855,313    $ 108,102,221
                                                               ------------    -------------
                                                               ------------    -------------

SHORT-TERM INVESTMENTS-11.72%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-4.26%
   $5,223,000    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.56%.............   $   5,223,000
                                                                 -------------
                 DIVERSIFIED FINANCE-0.62%
      760,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.44%......................         760,000
                                                                 -------------
                 U.S. GOVERNMENT AGENCY-6.84%
    8,400,000    Federal National Mortgage Assoc., 5.82%,
                   1-21-1998..................................       8,372,070
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................      14,355,070
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $94,210,383) (b)...........................   $ 122,457,291
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1997, the cost of securities for federal income tax purposes was $94,210,383 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $35,395,449
Unrealized depreciation.....................................   (7,148,541)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $28,246,908
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.52% of total net assets as of December 31, 1997.
 (e) Security is fully or partially on loan at December 31, 1997. See Note 1 of accompanying Notes to Financial Statements.

FORTIS SERIES FUND, INC.

Statements of Assets and Liabilities

December 31, 1997

--------------------------------------------------------------------------------

                                   MONEY        U.S. GOV'T.     DIVERSIFIED       GLOBAL          HIGH          ASSET
                                   MARKET       SECURITIES        INCOME           BOND          YIELD        ALLOCATION
                                   SERIES         SERIES          SERIES          SERIES         SERIES         SERIES
                                ------------   -------------   -------------   ------------   ------------   ------------
ASSETS:
  Investments in securities,
    as detailed in the
    accompanying schedules, at
    market* (Note 1)..........  $57,311,050    $ 143,543,061   $ 104,594,794   $19,423,087    $59,645,944    $481,615,967
  Cash on deposit with
    custodian.................       50,879              109             433            --         29,254          11,614
  Foreign currency on deposit
    with custodian............           --               --              --       316,033             --              --
  Collateral for securities
    lending transactions (Note
    1)........................           --               --              --            --             --              --
  Receivables:
    Unrealized appreciation on
      forward foreign currency
      contracts-net (Note 1
      and 3)..................           --               --              --        45,779             --              --
    Investment securities
      sold....................           --               --          33,713       810,019         19,612          66,064
    Interest and dividends....       10,747        1,007,089       1,449,731       536,350      1,089,211       2,556,997
    Subscriptions of capital
      stock...................           --               --          14,483           431         31,836          99,812
                                ------------   -------------   -------------   ------------   ------------   ------------
TOTAL ASSETS..................   57,372,676      144,550,259     106,093,154    21,131,699     60,815,857     484,350,454
                                ------------   -------------   -------------   ------------   ------------   ------------
LIABILITIES:
  Bank overdraft..............           --               --              --            --             --              --
  Unrealized depreciation on
    forward foreign currency
    contracts-net (Note 1 and
    3)........................           --               --              --            --             --              --
  Payable upon return of
    securities loaned (Note
    1)........................           --               --              --            --             --              --
  Payable for investment
    securities purchased......           --        1,486,750         826,515       396,580      1,545,000       1,643,250
  Redemptions of capital
    stock.....................      333,087          906,010              --        11,760             --         169,858
  Payable for investment
    advisory and management
    fees (Note 2).............       14,611           56,618          42,293        13,266         24,939         192,400
  Accounts payable and accrued
    expenses..................       15,743           31,017          24,406        18,124         17,478          64,917
                                ------------   -------------   -------------   ------------   ------------   ------------
TOTAL LIABILITIES.............      363,441        2,480,395         893,214       439,730      1,587,417       2,070,425
                                ------------   -------------   -------------   ------------   ------------   ------------
NET ASSETS:
  Net proceeds of capital
    stock, par value $.01 per
    share-authorized
    20,000,000,000
    shares;**.................   53,776,965      149,014,644     103,800,815    21,038,404     55,640,883     394,367,219
  Unrealized appreciation
    (depreciation) of
    investments in securities
    and other assets and
    liabilities denominated in
    foreign currency..........           --        3,946,978       3,535,223      (216,012)    (2,160,340)     85,868,970
  Undistributed (excess of
    distributions over) net
    investment income.........    3,313,609        8,884,763       7,342,378      (201,281)     5,343,079         180,729
  Accumulated net realized
    gain (loss) from sale of
    investments and foreign
    currency..................      (81,339)     (19,776,521)     (9,478,476)       70,858        404,818       1,863,111
                                ------------   -------------   -------------   ------------   ------------   ------------
TOTAL NET ASSETS..............  $57,009,235    $ 142,069,864   $ 105,199,940   $20,691,969    $59,228,440    $482,280,029
                                ------------   -------------   -------------   ------------   ------------   ------------
NET ASSET VALUE PER SHARE.....       $11.03           $10.68          $11.98        $10.65         $10.77          $17.62
                                ------------   -------------   -------------   ------------   ------------   ------------
*Cost.........................  $57,311,050    $ 139,596,083   $ 101,059,571   $19,669,518    $61,806,284    $395,746,997
**Outstanding shares..........    5,168,568       13,301,888       8,778,784     1,943,330      5,499,676      27,372,975

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                GLOBAL ASSET                    GROWTH &           S&P         BLUE CHIP        GLOBAL
                                 ALLOCATION       VALUE          INCOME         500 INDEX        STOCK          GROWTH
                                   SERIES         SERIES         SERIES          SERIES          SERIES         SERIES
                                ------------   ------------   -------------   -------------   ------------   -------------
ASSETS:
Investments in securities, as
  detailed in the accompanying
  schedules, at market* (Note
  1)..........................  $52,387,365    $54,929,648    $ 244,275,838   $ 108,345,824   $79,328,273    $ 353,663,590
Cash on deposit with
  custodian...................           --             42            9,441              --            --            4,691
Foreign currency on deposit
  with custodian..............      544,963             --               --              --            --               --
Collateral for securities
  lending transactions (Note
  1)..........................           --             --       22,880,235              --            --       93,459,385
Receivables:
  Unrealized appreciation on
    forward foreign currency
    contracts-net (Note 1 and
    3)........................       48,933             --               --              --            --               --
  Investment securities
    sold......................           --             --          149,399          29,602        43,937               --
  Interest and dividends......      525,566         73,111          633,247         154,595       100,289          250,155
  Subscriptions of capital
    stock.....................       15,884         98,248           60,383       1,119,734       232,048               --
                                ------------   ------------   -------------   -------------   ------------   -------------
TOTAL ASSETS..................   53,522,711     55,101,049      268,008,643     109,649,755    79,704,547      447,377,821
                                ------------   ------------   -------------   -------------   ------------   -------------
LIABILITIES:
  Bank overdraft..............           --             --               --             200            --               --
  Unrealized depreciation on
    forward foreign currency
    contracts-net (Note 1 and
    3)........................           --             --               --              --            --               --
  Payable upon return of
    securities loaned (Note
    1)........................           --             --       22,880,335              --            --       93,459,385
  Payable for investment
    securities purchased......      969,297             --               --          17,308       903,415           89,460
  Redemptions of capital
    stock.....................           --             --               --              --            --          287,642
  Payable for investment
    advisory and management
    fees (Note 2).............       39,580         31,582          130,539          35,824        57,283          208,089
  Accounts payable and accrued
    expenses..................       31,442         11,565           27,402          24,656        15,242           78,675
                                ------------   ------------   -------------   -------------   ------------   -------------
TOTAL LIABILITIES.............    1,040,319         43,147       23,038,276          77,988       975,940       94,123,251
                                ------------   ------------   -------------   -------------   ------------   -------------
NET ASSETS:
  Net proceeds of capital
    stock, par value $.01 per
    share-authorized
    20,000,000,000
    shares;**.................   46,194,373     50,082,063      182,309,438      94,696,902    67,072,044      241,431,401
  Unrealized appreciation
    (depreciation) of
    investments in securities
    and other assets and
    liabilities denominated in
    foreign currency..........    5,572,264      4,505,406       62,574,218      14,745,822    11,993,444      112,356,125
  Undistributed (excess of
    distributions over) net
    investment income.........      115,734             --               --           4,654        24,616          390,257
  Accumulated net realized
    gain (loss) from sale of
    investments and foreign
    currency..................      600,021        470,433           86,711         124,389      (361,497)        (923,213)
                                ------------   ------------   -------------   -------------   ------------   -------------
TOTAL NET ASSETS..............  $52,482,392    $55,057,902    $ 244,970,367   $ 109,571,767   $78,728,607    $ 353,254,570
                                ------------   ------------   -------------   -------------   ------------   -------------
NET ASSET VALUE PER SHARE.....       $13.29         $13.42           $18.76          $14.93        $14.76           $20.29
                                ------------   ------------   -------------   -------------   ------------   -------------
*Cost.........................  $46,848,596    $50,424,242    $ 181,701,620   $  93,619,777   $67,334,777    $ 241,300,253
**Outstanding shares..........    3,949,879      4,102,492       13,061,059       7,339,084     5,335,633       17,409,548

                                   GROWTH       INTERNATIONAL   AGGRESSIVE
                                    STOCK          STOCK          GROWTH
                                   SERIES          SERIES         SERIES
                                -------------   ------------   ------------
ASSETS:
Investments in securities, as
  detailed in the accompanying
  schedules, at market* (Note
  1)..........................  $ 707,105,059   $79,025,707    $122,457,291
Cash on deposit with
  custodian...................            266            --             352
Foreign currency on deposit
  with custodian..............             --            --              --
Collateral for securities
  lending transactions (Note
  1)..........................             --            --      14,743,210
Receivables:
  Unrealized appreciation on
    forward foreign currency
    contracts-net (Note 1 and
    3)........................             --            --              --
  Investment securities
    sold......................             --            --              --
  Interest and dividends......        414,460       259,156          34,480
  Subscriptions of capital
    stock.....................        536,637        61,580          52,486
                                -------------   ------------   ------------
TOTAL ASSETS..................    708,056,422    79,346,443     137,287,819
                                -------------   ------------   ------------
LIABILITIES:
  Bank overdraft..............             --            --              --
  Unrealized depreciation on
    forward foreign currency
    contracts-net (Note 1 and
    3)........................             --           379              --
  Payable upon return of
    securities loaned (Note
    1)........................             --            --      14,743,210
  Payable for investment
    securities purchased......        436,797       108,892              --
  Redemptions of capital
    stock.....................             --            --              --
  Payable for investment
    advisory and management
    fees (Note 2).............        364,997        56,438          68,836
  Accounts payable and accrued
    expenses..................         99,842        38,306          20,613
                                -------------   ------------   ------------
TOTAL LIABILITIES.............        901,636       204,015      14,832,659
                                -------------   ------------   ------------
NET ASSETS:
  Net proceeds of capital
    stock, par value $.01 per
    share-authorized
    20,000,000,000
    shares;**.................    391,374,022    70,102,082     109,700,349
  Unrealized appreciation
    (depreciation) of
    investments in securities
    and other assets and
    liabilities denominated in
    foreign currency..........    279,229,302     9,153,347      28,246,908
  Undistributed (excess of
    distributions over) net
    investment income.........      2,324,342       837,589         251,124
  Accumulated net realized
    gain (loss) from sale of
    investments and foreign
    currency..................     34,227,120      (950,590)    (15,743,221)
                                -------------   ------------   ------------
TOTAL NET ASSETS..............  $ 707,154,786   $79,142,428    $122,455,160
                                -------------   ------------   ------------
NET ASSET VALUE PER SHARE.....         $36.64        $13.36          $13.81
                                -------------   ------------   ------------
*Cost.........................  $ 427,875,757   $69,867,339    $ 94,210,383
**Outstanding shares..........     19,300,472     5,923,626       8,864,746

FORTIS SERIES FUND, INC.

Statements of Operations

For the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                             MONEY      U.S. GOV'T.    DIVERSIFIED      GLOBAL          HIGH          ASSET
                                            MARKET       SECURITIES       INCOME         BOND          YIELD        ALLOCATION
                                            SERIES         SERIES         SERIES        SERIES         SERIES         SERIES
                                          -----------   ------------   ------------   -----------   ------------   ------------
NET INVESTMENT INCOME:
  Income:
    Interest income.....................  $3,557,402    $ 9,668,172    $ 7,897,617    $1,098,594    $ 5,641,137    $14,586,854
    Dividend Income.....................          --             --             --            --             --      1,639,787
    Fee income (Note 1).................          --             --             --            --             --             --
                                          -----------   ------------   ------------   -----------   ------------   ------------
  Total Income *........................   3,557,402      9,668,172      7,897,617     1,098,594      5,641,137     16,226,641
                                          -----------   ------------   ------------   -----------   ------------   ------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................     191,433        687,529        488,855       149,694        258,195      2,102,625
    Legal and auditing fees (Note 2)....      19,588         31,074         25,376        21,787         20,848         42,559
    Custodian fees......................      14,053         26,020         24,213        38,868         26,012         69,341
    Shareholders' notices and reports...      14,668         37,082         24,168         4,865          9,929         84,806
    Directors' fees and expenses........       2,391          5,022          4,051           888          1,848         13,749
    Other...............................       1,289          8,692          5,307         3,157          2,233         21,302
                                          -----------   ------------   ------------   -----------   ------------   ------------
  Total Expenses........................     243,422        795,419        571,970       219,259        319,065      2,334,382
                                          -----------   ------------   ------------   -----------   ------------   ------------
NET INVESTMENT INCOME...................   3,313,980      8,872,753      7,325,647       879,335      5,322,072     13,892,259
                                          -----------   ------------   ------------   -----------   ------------   ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................          --      1,395,092        269,397        71,005      1,616,252     52,435,168
    Foreign currency transactions.......          --             --             --      (553,723)            --             --
    Futures contracts...................          --             --             --            --             --             --
                                          -----------   ------------   ------------   -----------   ------------   ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....          --      1,395,092        269,397      (482,718)     1,616,252     52,435,168
                                          -----------   ------------   ------------   -----------   ------------   ------------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................       3,000      2,349,632      2,635,067       202,205     (2,246,434)    14,177,467
  Translation of assets and liabilities
    denominated in foreign currency.....          --             --             --      (562,557)            --             --
                                          -----------   ------------   ------------   -----------   ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........       3,000      2,349,632      2,635,067      (360,352)    (2,246,434)    14,177,467
                                          -----------   ------------   ------------   -----------   ------------   ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................       3,000      3,744,724      2,904,464      (843,070)      (630,182)    66,612,635
                                          -----------   ------------   ------------   -----------   ------------   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................  $3,316,980    $12,617,477    $10,230,111    $   36,265    $ 4,691,890    $80,504,894
                                          -----------   ------------   ------------   -----------   ------------   ------------

  *Net of foreign witholding taxes of:
  Global Bond Series                      $    27,214
  Asset Allocation Series                      20,641
  Global Asset Allocation Series               55,736
  S&P 500 Index Series                          4,105
  Blue Chip Stock Series                          559
  Global Growth Series                        163,134
  International Stock Series                   75,386

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                            GLOBAL
                                             ASSET                      GROWTH &         S&P         BLUE CHIP        GLOBAL
                                          ALLOCATION       VALUE         INCOME       500 INDEX        STOCK          GROWTH
                                            SERIES        SERIES         SERIES         SERIES         SERIES         SERIES
                                          -----------   -----------   ------------   ------------   ------------   ------------
NET INVESTMENT INCOME:
Income:
  Interest income.......................  $1,171,184    $  206,549    $ 1,236,429    $   124,372    $   262,705    $ 1,429,197
  Dividend Income.......................     444,689       527,671      4,980,436      1,059,633        538,666      1,586,209
  Fee income (Note 1)...................          --            --         32,396             --             --        114,787
                                          -----------   -----------   ------------   ------------   ------------   ------------
Total Income *..........................   1,615,873       734,220      6,249,261      1,184,005        801,371      3,130,193
                                          -----------   -----------   ------------   ------------   ------------   ------------
Expenses:
  Investment advisory and management
    fees (Note 2).......................     406,583       230,143      1,250,461        251,081        407,113      2,416,410
  Legal and auditing fees (Note 2)......      20,330        21,138         25,576         18,668         20,545         39,445
  Custodian fees........................      81,199        14,756         26,998         29,154         26,219        149,861
  Shareholders' notices and reports.....       9,140         3,877         31,319          7,847          3,663         74,969
  Directors' fees and expenses..........       5,246         1,040          6,796          1,807          1,466         13,267
  Other.................................       2,068         1,316          7,590          8,583          1,585         17,281
                                          -----------   -----------   ------------   ------------   ------------   ------------
Total Expenses..........................     524,566       272,270      1,348,740        317,140        460,591      2,711,233
                                          -----------   -----------   ------------   ------------   ------------   ------------
NET INVESTMENT INCOME...................   1,091,307       461,950      4,900,521        866,865        340,780        418,960
                                          -----------   -----------   ------------   ------------   ------------   ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................   2,290,349     3,157,481      3,221,007        563,655       (357,742)    15,987,781
    Foreign currency transactions.......     (95,875)           --             --             --             99        (28,703)
    Futures contracts...................          --            --             --        283,463             --             --
                                          -----------   -----------   ------------   ------------   ------------   ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....   2,194,474     3,157,481      3,221,007        847,118       (357,643)    15,959,078
                                          -----------   -----------   ------------   ------------   ------------   ------------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................   3,269,832     3,509,573     37,967,041     13,027,357     10,236,178      6,811,622
  Translation of assets and liabilities
    denominated in foreign currency.....    (794,872)           --             --             --            (52)        (6,870)
                                          -----------   -----------   ------------   ------------   ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........   2,474,960     3,509,573     37,967,041     13,027,357     10,236,126      6,804,752
                                          -----------   -----------   ------------   ------------   ------------   ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................   4,669,434     6,667,054     41,188,048     13,874,475      9,878,483     22,763,830
                                          -----------   -----------   ------------   ------------   ------------   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................  $5,760,741    $7,129,004    $46,088,569    $14,741,340    $10,219,263    $23,182,790
                                          -----------   -----------   ------------   ------------   ------------   ------------


                                             GROWTH      INTERNATIONAL  AGGRESSIVE
                                             STOCK          STOCK         GROWTH
                                             SERIES        SERIES         SERIES
                                          ------------   -----------   ------------
NET INVESTMENT INCOME:
Income:
  Interest income.......................  $ 5,548,454    $  208,910    $   976,563
  Dividend Income.......................    1,392,537     1,257,872         17,840
  Fee income (Note 1)...................           --            --         65,562
                                          ------------   -----------   ------------
Total Income *..........................    6,940,991     1,466,782      1,059,965
                                          ------------   -----------   ------------
Expenses:
  Investment advisory and management
    fees (Note 2).......................    4,268,503       571,117        735,430
  Legal and auditing fees (Note 2)......       54,064        23,196         23,540
  Custodian fees........................       85,782       124,396         18,278
  Shareholders' notices and reports.....      147,123         3,807         21,543
  Directors' fees and expenses..........       26,088         2,453          4,608
  Other.................................       34,984         2,780          5,085
                                          ------------   -----------   ------------
Total Expenses..........................    4,616,544       727,749        808,484
                                          ------------   -----------   ------------
NET INVESTMENT INCOME...................    2,324,447       739,033        251,481
                                          ------------   -----------   ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................   38,901,237     2,280,650     (9,457,837)
    Foreign currency transactions.......           --       (12,523)            --
    Futures contracts...................           --            --             --
                                          ------------   -----------   ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....   38,901,237     2,268,127     (9,457,837)
                                          ------------   -----------   ------------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................   39,658,806     4,149,752     12,954,426
  Translation of assets and liabilities
    denominated in foreign currency.....           --        (5,445)            --
                                          ------------   -----------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........   39,658,806     4,144,307     12,954,426
                                          ------------   -----------   ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................   78,560,043     6,412,434      3,496,589
                                          ------------   -----------   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................  $80,884,490    $7,151,467    $ 3,748,070
                                          ------------   -----------   ------------

FORTIS SERIES FUND, INC.

Statements of Changes in Net Assets

                                                                                 U.S. GOVERNMENT
                                               MONEY MARKET SERIES              SECURITIES SERIES

-------------------------------------------------------------------------------------------------------
                                             FOR THE         FOR THE         FOR THE         FOR THE
                                           YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                              1997            1996            1997            1996
                                          -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income.................  $  3,313,980    $  2,705,255    $  8,872,753    $ 10,440,214
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................            --              --       1,395,092        (834,376)
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................         3,000         (52,386)      2,349,632      (6,445,889)
                                          -------------   -------------   -------------   -------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................     3,316,980       2,652,869      12,617,477       3,159,949
                                          -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............    (2,705,380)     (2,223,183)    (10,443,459)    (11,838,465)
  Tax return of capital.................            --              --              --              --
  From net realized gains on
    investments.........................            --              --              --              --
  Excess distributions of net realized
    gains...............................            --              --         (12,585)        (28,104)
                                          -------------   -------------   -------------   -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....    (2,705,380)     (2,223,183)    (10,456,044)    (11,866,569)
                                          -------------   -------------   -------------   -------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........    61,306,146      62,995,729       8,542,021      11,422,482
  Proceeds from shares issued as a
    result of reinvested dividends......     2,705,380       2,223,183      10,456,044      11,866,569
  Less cost of repurchase...............   (69,520,242)    (45,549,360)    (40,767,607)    (35,591,789)
                                          -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............    (5,508,716)     19,669,552     (21,769,542)    (12,302,738)
                                          -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................    (4,897,116)     20,099,238     (19,608,109)    (21,009,358)
NET ASSETS:
  Beginning of year.....................    61,906,351      41,807,113     161,677,973     182,687,331
                                          -------------   -------------   -------------   -------------
  End of year (Note 5)..................  $ 57,009,235    $ 61,906,351    $142,069,864    $161,677,973
                                          -------------   -------------   -------------   -------------

                                                 GLOBAL ASSET
                                               ALLOCATION SERIES               VALUE SERIES
---------------------------------------------------------------------------------------------------
                                                                                         FOR THE
                                                                                       PERIOD FROM
                                                                                        MARCH 28,
                                            FOR THE        FOR THE        FOR THE          1996
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED    (INCEPTION)
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   TO DECEMBER
                                              1997           1996           1997         31, 1996
                                          ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income.................  $ 1,091,307    $   864,460    $   461,950    $    81,183
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................    2,194,474        668,532      3,157,481        (15,575)
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................    2,474,960      2,018,694      3,509,573        995,833
                                          ------------   ------------   ------------   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................    5,760,741      3,551,686      7,129,004      1,061,441
                                          ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............     (958,004)      (897,921)      (467,774)       (75,521)
  Tax return of capital.................           --             --             --             --
  From net realized gains on
    investments.........................   (1,725,819)      (601,285)    (2,671,473)            --
  Excess distributions of net realized
    gains...............................           --             --             --             --
                                          ------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....   (2,683,823)    (1,499,206)    (3,139,247)       (75,521)
                                          ------------   ------------   ------------   ------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........   11,926,186     17,172,109     35,435,693     13,000,854
  Proceeds from shares issued as a
    result of reinvested dividends......    2,683,823      1,499,206      3,139,247         75,521
  Less cost of repurchase...............   (2,511,567)    (3,496,933)    (1,458,270)      (110,820)
                                          ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............   12,098,442     15,174,382     37,116,670     12,965,555
                                          ------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................   15,175,360     17,226,862     41,106,427     13,951,475
NET ASSETS:
  Beginning of year.....................   37,307,032     20,080,170     13,951,475              0
                                          ------------   ------------   ------------   ------------
  End of year (Note 5)..................  $52,482,392    $37,307,032    $55,057,902    $13,951,475
                                          ------------   ------------   ------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                            DIVERSIFIED INCOME SERIES         GLOBAL BOND SERIES             HIGH YIELD SERIES
                                          -----------------------------   ---------------------------   ---------------------------
                                             FOR THE         FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                           YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              1997            1996            1997           1996           1997           1996
                                          -------------   -------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income.................  $  7,325,647    $  7,301,944    $   879,335    $   888,088    $ 5,322,072    $ 3,499,009
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................       269,397        (825,580)      (482,718)       329,721      1,616,252        305,622
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................     2,635,067      (2,233,621)      (360,352)      (439,690)    (2,246,434)      (372,410)
                                          -------------   -------------   ------------   ------------   ------------   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................    10,230,111       4,242,743         36,265        778,119      4,691,890      3,432,221
                                          -------------   -------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............    (7,363,139)     (8,135,037)      (692,786)      (669,496)       (57,517)    (3,450,721)
  Tax return of capital.................            --              --             --             --             --             --
  From net realized gains on
    investments.........................            --              --       (189,105)      (311,936)            --             --
  Excess distributions of net realized
    gains...............................       (16,851)        (78,938)            --             --        (21,313)      (171,270)
                                          -------------   -------------   ------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....    (7,379,990)     (8,213,975)      (881,891)      (981,432)       (78,830)    (3,621,991)
                                          -------------   -------------   ------------   ------------   ------------   ------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........     5,081,901       6,371,872      3,704,954      9,900,900     17,384,708     16,606,547
  Proceeds from shares issued as a
    result of reinvested dividends......     7,379,990       8,213,975        881,891        981,432         78,830      3,621,991
  Less cost of repurchase...............   (15,942,672)    (13,903,761)    (3,276,871)    (3,638,872)    (5,426,218)    (5,589,855)
                                          -------------   -------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............    (3,480,781)        682,086      1,309,974      7,243,460     12,037,320     14,638,683
                                          -------------   -------------   ------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................      (630,660)     (3,289,146)       464,348      7,040,147     16,650,380     14,448,913
NET ASSETS:
  Beginning of year.....................   105,830,600     109,119,746     20,227,621     13,187,474     42,578,060     28,129,147
                                          -------------   -------------   ------------   ------------   ------------   ------------
  End of year (Note 5)..................  $105,199,940    $105,830,600    $20,691,969    $20,227,621    $59,228,440    $42,578,060
                                          -------------   -------------   ------------   ------------   ------------   ------------

                                             ASSET ALLOCATION SERIES
                                          -----------------------------
                                             FOR THE         FOR THE
                                           YEAR ENDED      YEAR ENDED
                                          DECEMBER 31,    DECEMBER 31,
                                              1997            1996
                                          -------------   -------------
OPERATIONS:
  Net investment income.................  $ 13,892,259    $ 13,585,802
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................    52,435,168      14,650,440
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................    14,177,467      15,819,704
                                          -------------   -------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................    80,504,894      44,055,946
                                          -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............   (13,867,757)    (13,564,759)
  Tax return of capital.................            --              --
  From net realized gains on
    investments.........................   (51,914,842)     (6,227,823)
  Excess distributions of net realized
    gains...............................       (43,990)       (158,951)
                                          -------------   -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....   (65,826,589)    (19,951,533)
                                          -------------   -------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........    33,396,356      36,485,877
  Proceeds from shares issued as a
    result of reinvested dividends......    65,826,589      19,951,533
  Less cost of repurchase...............   (29,333,554)    (24,340,796)
                                          -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............    69,889,391      32,096,614
                                          -------------   -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................    84,567,696      56,201,027
NET ASSETS:
  Beginning of year.....................   397,712,333     341,511,306
                                          -------------   -------------
  End of year (Note 5)..................  $482,280,029    $397,712,333
                                          -------------   -------------

                                             GROWTH & INCOME SERIES          S&P 500 INDEX SERIES         BLUE CHIP STOCK SERIES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           FOR THE                       FOR THE
                                                                                         PERIOD FROM                   PERIOD FROM
                                                                                          MARCH 28,                     MARCH 28,
                                             FOR THE         FOR THE        FOR THE          1996         FOR THE          1996
                                           YEAR ENDED      YEAR ENDED      YEAR ENDED    (INCEPTION)     YEAR ENDED    (INCEPTION)
                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   TO DECEMBER    DECEMBER 31,   TO DECEMBER
                                              1997            1996            1997         31, 1996         1997         31, 1996
                                          -------------   -------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income.................  $  4,900,521    $  2,268,263    $   866,865    $   128,502    $   340,780    $    61,105
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................     3,221,007       1,336,739        847,118         86,309       (357,643)        11,079
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................    37,967,041      15,884,901     13,027,357      1,718,465     10,236,126      1,757,318
                                          -------------   -------------   ------------   ------------   ------------   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................    46,088,569      19,489,903     14,741,340      1,933,276     10,219,263      1,829,502
                                          -------------   -------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............    (4,905,160)     (2,285,895)      (869,171)      (121,710)      (317,040)       (60,328)
  Tax return of capital.................            --              --             --             --             --             --
  From net realized gains on
    investments.........................    (2,662,426)     (1,402,797)      (807,932)        (1,106)       (14,834)            --
  Excess distributions of net realized
    gains...............................            --              --             --             --             --             --
                                          -------------   -------------   ------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....    (7,567,586)     (3,688,692)    (1,677,103)      (122,816)      (331,874)       (60,328)
                                          -------------   -------------   ------------   ------------   ------------   ------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........    70,154,490      58,720,953     92,987,716     21,220,266     51,873,817     18,830,072
  Proceeds from shares issued as a
    result of reinvested dividends......     7,567,586       3,688,692      1,677,102        122,816        331,874         60,328
  Less cost of repurchase...............    (6,204,897)     (2,811,581)   (20,135,877)    (1,174,953)      (970,631)    (3,053,416)
                                          -------------   -------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............    71,517,179      59,598,064     74,528,941     20,168,129     51,235,060     15,836,984
                                          -------------   -------------   ------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................   110,038,162      75,399,275     87,593,178     21,978,589     61,122,449     17,606,158
NET ASSETS:
  Beginning of year.....................   134,932,205      59,532,930     21,978,589              0     17,606,158              0
                                          -------------   -------------   ------------   ------------   ------------   ------------
  End of year (Note 5)..................  $244,970,367    $134,932,205    $109,571,767   $21,978,589    $78,728,607    $17,606,158
                                          -------------   -------------   ------------   ------------   ------------   ------------

FORTIS SERIES FUND, INC.

Statements of Changes in Net Assets

                                              GLOBAL GROWTH SERIES             GROWTH STOCK SERIES

-------------------------------------------------------------------------------------------------------
                                             FOR THE         FOR THE         FOR THE         FOR THE
                                           YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                              1997            1996            1997            1996
                                          -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income.................  $    418,960    $    406,323    $  2,324,447    $  2,320,174
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................    15,959,078      (3,142,634)     38,901,237      22,383,900
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................     6,804,752      46,400,736      39,658,806      65,647,351
                                          -------------   -------------   -------------   -------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................    23,182,790      43,664,425      80,884,490      90,351,425
                                          -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............            --        (420,937)        (66,251)     (2,282,758)
  Tax return of capital.................            --         (12,672)             --              --
  From net realized gains on
    investments.........................            --              --              --              --
  Excess distributions of net realized
    gains...............................            --              --              --              --
                                          -------------   -------------   -------------   -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....            --        (433,609)        (66,251)     (2,282,758)
                                          -------------   -------------   -------------   -------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........    32,866,688      75,164,853      27,477,854      67,982,620
  Proceeds from shares issued as a
    result of reinvested dividends......            --         433,609          66,251       2,282,758
  Less cost of repurchase...............   (22,625,629)     (6,911,460)    (62,424,600)    (28,061,530)
                                          -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............    10,241,059      68,687,002     (34,880,495)     42,203,848
                                          -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................    33,423,849     111,917,818      45,937,744     130,272,515
NET ASSETS:
  Beginning of year.....................   319,830,721     207,912,903     661,217,042     530,944,527
                                          -------------   -------------   -------------   -------------
  End of year (Note 5)..................  $353,254,570    $319,830,721    $707,154,786    $661,217,042
                                          -------------   -------------   -------------   -------------

                                          INTERNATIONAL STOCK SERIES      AGGRESSIVE GROWTH SERIES

----------------------------------------------------------------------------------------------------
                                            FOR THE        FOR THE         FOR THE        FOR THE
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                              1997           1996           1997            1996
                                          ------------   ------------   -------------   ------------
OPERATIONS:
  Net investment income.................  $   739,033    $   634,380    $    251,481    $   170,855
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................    2,268,127        919,558      (9,457,837)    (4,837,293)
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................    4,144,307      3,683,445      12,954,426      6,947,700
                                          ------------   ------------   -------------   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................    7,151,467      5,237,383       3,748,070      2,281,262
                                          ------------   ------------   -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............     (862,090)      (698,708)         (1,710)      (169,502)
  Tax return of capital.................           --             --              --             --
  From net realized gains on
    investments.........................   (2,341,614)      (882,391)             --             --
  Excess distributions of net realized
    gains...............................           --             --              --             --
                                          ------------   ------------   -------------   ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....   (3,203,704)    (1,581,099)         (1,710)      (169,502)
                                          ------------   ------------   -------------   ------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........   23,285,792     30,566,115      29,055,088     54,010,106
  Proceeds from shares issued as a
    result of reinvested dividends......    3,203,705      1,581,099           1,710        169,502
  Less cost of repurchase...............   (3,626,173)    (4,799,479)     (7,278,761)    (6,303,867)
                                          ------------   ------------   -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............   22,863,324     27,347,735      21,778,037     47,875,741
                                          ------------   ------------   -------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................   26,811,087     31,004,019      25,524,397     49,987,501
NET ASSETS:
  Beginning of year.....................   52,331,341     21,327,322      96,930,763     46,943,262
                                          ------------   ------------   -------------   ------------
  End of year (Note 5)..................  $79,142,428    $52,331,341    $122,455,160    $96,930,763
                                          ------------   ------------   -------------   ------------

FORTIS SERIES FUND, INC.

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The Fund is an open-end management investment company which currently is comprised of fifteen separate investment portfolios and series of capital stock: Money Market Series, U.S. Government Securities Series, Diversified Income Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Global Growth Series, Growth Stock Series, International Stock Series and Aggressive Growth Series, which are diversified portfolios, and Global Bond Series which is non-diversified. Each Series has different investment objectives and its own investment portfolio and net asset value. The investment objectives of the Series, which can be changed at any time without the approval of Contract owners, are as follows:

   - The objectives of the "Money Market Series" are high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income.

   - The objective of the "U.S. Government Securities Series" is to maximize total return (from income and market value change), while providing shareholders with a high level of current income consistent with prudent investment risk through investment primarily in debt securities of varying maturities which have been issued, guaranteed, insured or collateralized by the United States Government or its agencies or instrumentalities.

   - The objective of the "Diversified Income Series" is to maximize total return (from income and market value change), by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds.

   - The objectives of the "Global Bond Series" is total return from current income and capital appreciation. The Series invests in a global portfolio principally consisting of high quality fixed-income securities of governmental and corporate issuers and supranational organizations.

   - The objective of the "High Yield Series" is maximum total return (from income and market value change), by investing primarily in high-yield, high-risk fixed-income securities.

   - The objective of the "Asset Allocation Series" is maximum total return on invested capital, to be derived primarily from capital appreciation, dividends, and interest.

   - The objective of the "Global Asset Allocation Series" is maximum total return, to be derived primarily from capital appreciation, dividends and interest, by following a flexible asset allocation strategy investing in global securities.

   - The objective of the "Value Series" is short and long-term capital appreciation. Current income is only a secondary objective. The Series invests primarily in equity securities and selects stocks based on the concept of fundamental value philosophy.

   - The objectives of the "Growth & Income Series" are capital appreciation and current income, which such Series seeks by investing primarily in equity securities that provide an income component and the potential for growth.

   - The objective of the "S&P 500 Index Series" is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities.

   - The primary objective of the "Blue Chip Stock Series" is to provide long-term growth of capital. Current income is a secondary objective, and many of the stocks in the Series' portfolio are expected to pay dividends.

   - The primary objective of the "Global Growth Series" is long-term appreciation, which it seeks primarily by investing in a global portfolio of equity securities, allocated among diverse international markets.

   - The primary objective of the "Growth Stock Series" is short and long-term capital appreciation. The Series will seek to meet these objectives by investing primarily in common stocks and securities convertible into common stocks.

   - The objective of the "International Stock Series" is capital appreciation by investing primarily in the equity securities of non-United States companies.

   - The objective of the "Aggressive Growth Series" is maximum long-term capital appreciation by investing primarily in equity securities of small and medium sized companies that are early in their life cycles, but which have the potential to become major enterprises, and of more established companies that have the potential for above-average capital growth.

   The Articles of Incorporation of Fortis Series Fund, Inc., permits the Board of Directors to create additional portfolios in the future. An investment in the Money Market Series is neither insured nor guaranteed by the U.S. Government.

   Shares of the Fund will not be sold directly to the public, but sold only to Fortis Benefits Insurance Company or First Fortis Life separate accounts in connection with variable insurance contracts and policies.

   The inception of Value Series, S&P 500 Index Series, and Blue Chip Stock Series was March 28, 1996, and the commencement of operations was May 1, 1996.

   The significant accounting policies followed by the Portfolios are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. For Money Market Series, all investments are valued at amortized cost. For other Portfolios short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------
   Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by all portfolios except for Money Market Series and Growth Stock Series on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuation and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of December 31, 1997 U.S. Government Securities Series, Diversified Income Series and Asset Allocation Series entered into outstanding when-issued or forward commitments of $1,486,750, $826,515 and $1,643,250 respectively.

   Consistent with its ability to purchase securities on a when-issued basis, the U.S. Government Securities Series, Diversified Income Series and Asset Allocation Series have entered into transactions to defer settlement of its purchase commitments. As an inducement to defer settlement, the Portfolio repurchases a similar security for settlement at a later date at a lower purchase price relative to the current market. This transaction is referred to as a Dollar Roll.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

   Certain Portfolios may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the risk from adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date, and dividend income is recorded on the ex-dividend date for all funds or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. Each Portfolio amortizes bond premium, market discount and original issue discount. For the year ended December 31, 1997, the cost of purchases and proceeds from sales of securities for Money Market Series were $388,366,629 and $392,434,818, respectively. The cost of purchases and proceeds from sales of securities (other than short-term securities) for the other portfolios were as follows:

                                                    Cost of          Proceeds
                                                   Purchases        from Sales
--------------------------------------------------------------------------------
U.S. Government Securities Series............    $ 204,080,520     $ 214,009,319
Diversified Income Series....................      169,408,859       175,821,771
Global Bond Series...........................       28,655,859        28,410,508
High Yield Series............................      182,355,306       165,929,973
Asset Allocation Series......................      481,718,968       485,429,236
Global Asset Allocation Series...............       33,472,223        21,294,279
Value Series.................................       65,404,965        35,317,779
Growth & Income Series.......................       80,920,855        18,773,806
S&P 500 Index Series.........................       73,112,979         3,203,498
Blue Chip Stock Series.......................       56,619,508         9,722,773
Global Growth Series.........................      110,161,613       112,221,095
Growth Stock Series..........................      110,909,209       190,473,344
International Stock Series...................       39,653,195        18,631,652
Aggressive Growth Series.....................       43,950,558        22,434,005

   In the Global Asset Allocation Series for the year ended from January 2, 1997 to December 31, 1997, brokerage commissions paid to an affiliated broker amounted to $1,698.

   LENDING OF PORTFOLIO SECURITIES: At December 31, 1997, securities valued at $87,825,722, $22,186,972, and $11,145,822, were on loan to brokers from
   Global Growth Series, Growth & Income Series, and Aggressive Growth Series, respectively. For collateral, the Portfolios received $93,459,385, $22,880,335, and $14,743,210, in cash which is maintained in a separate account and invested in short-term investment vehicles. Fee income from securities lending amounted to $114,787, $32,396, and $65,562, for the year ended December 31, 1997, for Global Growth Series, Growth & Income Series, and Aggressive Growth Series. The risks to the Portfolio in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   INCOME TAXES: The Portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed. On a calendar year basis, the Portfolios intend to distribute substantially all of their net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Portfolios. The

--------------------------------------------------------------------------------
   effect on dividend distributions of certain current year permanent book-to-tax differences is reflected as excess distributions of net realized gains in the statements of changes in net assets and the financial highlights.

                                                 Undistributed
                                                 Net
                                                 Investment     Accumulated    Paid-in-
                                                   Income         Gains        Capital
---------------------------------------------------------------------------------------
Money Market Series..........................    $  --          $  19,112      $(19,112)
Global Bond Series...........................     (550,752)       553,723        (2,971)
High Yield Series............................          183             --          (183)
Global Asset Allocation Series...............      (95,875)        95,875            --
Value Series.................................          162             --          (162)
S&P Index Series.............................          168             --          (168)
Blue Chip Series.............................           99            (99)           --
Global Growth Series.........................      (28,703)        28,703            --
International Stock Series...................      915,311       (915,311)           --

   For federal income tax purposes the portfolios had the following capital loss carryovers at December 31, 1997, which, if not offset by subsequent capital gains, will expire in 1998 through 2005. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers have been offset or expire.

Money Market Series..........................    $     81,339
U.S. Government Securities Series............      15,568,683
Diversified Income Series....................       9,476,925
Blue Chip Stock Series.......................         310,339
Global Growth Series.........................         923,213
Aggressive Growth Series.....................      15,743,221

   ILLIQUID SECURITIES: At December 31, 1997, investments in securities for the funds included issues that are illiquid. Money Market Series, U.S. Government Series, Diversified Income Series, Asset Allocation Series, and Growth Stock Series currently limit investments in illiquid securities to 5% of total net assets; Global Growth Series to 10%; Global Bond Series, High Yield Series, Global Asset Allocation Series, Growth and Income Series, International Stock Series, Aggressive Growth Series, Value Series, S&P 500 Series, and Blue Chip Stock Series to 15%, of net assets, at market value, at date of purchase. The aggregate values of such securities at December 31, 1997, were $2,819,360 Diversified Income Series; $11,231,357 Asset Allocation Series; $5,591,050 High Yield Series; $2,157,250 Growth & Income Series; $14,454,467 Global Growth Series, which represents 2.68%, 2.33%, 9.44%, .88%, 4.09% of net assets, respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: The portfolios intend to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., (Advisers), is the investment adviser for each series. Investment advisory and management fees are based on each series' average daily net assets and decrease in reduced percentages as average daily net assets increase.

   The following chart represents the annual fee percentages:

                                                                                                   Annual
                                                                                            Investment Advisory
                   Series                                 Average Net Assets                 and Management Fee
----------------------------------------------------------------------------------------------------------------
Money Market Series                          For the first $500 million                             .3%
                                             For assets over $500 million                           .25%
U.S. Government Securities Series            For the first $50 million                              .5%
                                             For assets over $50 million                            .45%
Diversified Income Series                    For the first $50 million                              .5%
                                             For assets over $50 million                            .45%
Global Bond Series                           For the first $100 million                             .75%
                                             For assets over $100 million                           .65%
High Yield Series                            For the first $250 million                             .5%
                                             For assets over $250 million                           .45%
Asset Allocation Series                      For the first $250 million                             .5%
                                             For assets over $250 million                           .45%
Global Asset Allocation Series               For the first $100 million                             .9%
                                             For assets over $100 million                           .85%
Value Series                                 For the first $100 million                             .7%
                                             For assets over $100 million                           .6%
Growth & Income Series                       For the first $100 million                             .7%
                                             For assets over $100 million                           .6%
S&P 500 Index Series                         For all assets                                         .4%
Blue Chip Stock Series                       For the first $100 million                             .9%
                                             For assets over $100 million                           .85%
Global Growth Series                         For the first $500 million                             .7%
                                             For assets over $500 million                           .6%
Growth Stock Series                          For the first $100 million                             .7%
                                             For assets over $100 million                           .6%
International Stock Series                   For the first $100 million                             .85%
                                             For assets over $100 million                           .8%
Aggressive Growth Series                     For the first $100 million                             .7%
                                             For assets over $100 million                           .6%

   The Global Bond Series, Global Asset Allocation Series, International Stock Series, S&P 500 Index Series, and Blue Chip Series have retained sub-advisers under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of each portfolio, subject to the general control of Advisers and the Board of Directors of the Fortis Series Fund, Inc. Pursuant to the sub-advisory agreements, each sub-adviser will regularly provide its respective portfolio with investment research, advice and supervision and furnish continuously an investment program for each portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

   From its advisory fee, Advisers pays the following fees to each of the sub-advisers:

                                                                                         Annual
                                                                                        Advisory
     Series               Sub-Adviser                    Average Net Assets                Fee
-------------------------------------------------------------------------------------------------
Global Bond        Mercury Asset Management   For the first $100 million                  .35%
Series             International Ltd.         For assets over $100 million                .225%
Global Asset       Morgan Stanley Asset       For the first $100 million                  .5%
Allocation Series  Management Limited         For assets over $100 million                .4%
S&P 500 Index      The Dreyfus Corporation    For all levels of assets                    .17%
Series
Blue Chip Stock    T. Rowe Price Associate,   For the first $100 million                  .5%
Series             Inc.                       For assets over $100 million                .45%
International      Lazard-Freres Asset        For the first $100 million                  .45%
Stock Series       Management                 For assets over $100 million                .375%

   For the year ended December 31, 1997, legal fees and expenses were paid as follows to a law firm of which the secretary of the fund is a partner.

Series                                            Amount
---------------------------------------------------------
Money Market Series..........................    $  2,828
U.S. Government Securities Series............       3,492
Diversified Income Series....................       2,782
Global Bond Series...........................         712
High Yield Series............................       1,301
Asset Allocation Series......................      13,282
Global Asset Allocation Series...............       1,580
Value Series.................................       2,287
Growth & Income Series.......................       6,008
S&P 500 Index Series.........................       1,700
Blue Chip Stock Series.......................       1,620
Global Growth Series.........................      10,015
Growth Stock Series..........................      22,540
International Stock Series...................       2,094
Aggressive Growth Series.....................       3,763

3. FORWARD FOREIGN CURRENCY CONTRACTS: At December 31, 1997, the Global Bond Series, Global Asset Allocation Series and International Stock Series entered into forward foreign currency exchange contracts that obligated the Series to deliver/receive currencies at a specified future date. The unrealized appreciation (depreciation) of $45,779, $48,933, ($379), respectively, on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

GLOBAL BOND SERIES
-------------------------------------------------------------------------------------------
                               U.S. Dollar                    U.S. Dollar      Unrealized
                Currency To    Value As Of     Currency To    Value As Of    Appreciation/
 Settle Date   Be Delivered   Dec. 31, 1997    Be Received   Dec. 31, 1997   (Depreciation)
-------------------------------------------------------------------------------------------
Jan. 28, 1998     878,523      $  878,523        535,000      $  883,384        $ 4,861
                U.S. Dollar                   British Pound
                                                Sterling
Jan. 28, 1998     338,608         338,608        480,000         335,015         (3,593)
                U.S. Dollar                     Canadian
                                                 Dollar
Jan. 28, 1998    2,361,997      2,361,997      305,000,000     2,354,922         (7,075)
                U.S. Dollar                   Japanese Yen
Jan. 28, 1998     223,992         223,992        450,000         223,153           (839)
                U.S. Dollar                    Netherland
                                                 Guilder
Jan. 28, 1998     352,628         352,628      53,000,000        349,565         (3,063)
                U.S. Dollar                      Spanish
                                                 Peseta
Jan. 28, 1998    1,275,000        833,518        853,880         853,880         20,362
                Australian                     U.S. Dollar
                  Dollar
Jan. 28, 1998     620,000         405,318        406,714         406,714          1,396
                Australian                     U.S. Dollar
                  Dollar
Jan. 28, 1998     350,000         577,915        585,900         585,900          7,985
               British Pound                   U.S. Dollar
                 Sterling
Jan. 28, 1998    4,700,000        689,533        691,889         691,889          2,356
               Danish Krone                    U.S. Dollar
Jan. 28, 1998    2,835,000        415,921        422,063         422,063          6,142
               Danish Krone                    U.S. Dollar
Jan. 28, 1998     360,000         201,089        201,915         201,915            826
               Deutsche Mark                   U.S. Dollar
Jan. 28, 1998  2,650,000,000    1,504,190       1,513,307      1,513,307          9,117
               Italian Lira                    U.S. Dollar
Jan. 28, 1998   53,000,000        349,566        351,226         351,226          1,660
                  Spanish                      U.S. Dollar
                  Peseta
Jan. 2, 1998    64,513,644        423,275        428,919         428,919          5,644
                  Spanish                      U.S. Dollar
                  Peseta
                              -------------                  -------------   --------------
                               $9,556,073                     $9,601,852        $45,779
                              -------------                  -------------   --------------

--------------------------------------------------------------------------------

GLOBAL ASSET ALLOCATION SERIES
------------------------------------------------------------------------------------------
                               U.S. Dollar                    U.S. Dollar     Unrealized
                Currency To    Value As Of     Currecy To     Value As Of    Appreciation/
 Settle Date   Be Delivered   Dec 31, 1997     Be Received   Dec 31, 1997    (Depreciation)
------------------------------------------------------------------------------------------
Jan. 23, 1998     456,571      $  456,571        630,000      $  439,803      $  (16,768)
                U.S. Dollar                     Canadian
                                                 Dollar
Feb. 20, 1998    5,400,000        683,918       1,233,665        690,070           6,152
               Swedish Krona                  Deutsche Mark
Jan. 22, 1998     397,976         397,976        700,000         390,643          (7,333)
                U.S. Dollar                   Deutsche Mark
Feb. 9, 1998      839,295         839,295      122,000,000       805,174         (34,121)
                U.S. Dollar                      Spanish
                                                 Peseta
Feb. 20, 1998    1,231,639        688,937       5,400,000        683,918          (5,019)
               Deutsche Mark                  Swedish Krona
Jan. 22, 1998    1,700,000      1,169,575       1,165,661      1,165,661          (3,914)
                Swiss Franc                    U.S. Dollar
Jan. 22, 1998     700,000         390,643        397,118         397,118           6,475
               Deutsche Mark                   U.S. Dollar
Jan. 23, 1998     630,000         439,803        454,874         454,874          15,071
                 Canadian                      U.S. Dollar
                  Dollar
Feb. 6, 1998      250,000         356,944        376,175         376,175          19,231
                Irish Punt                     U.S. Dollar
Feb. 9, 1998    122,000,000       805,174        839,989         839,989          34,815
                  Spanish                      U.S. Dollar
                  Peseta
Mar. 3, 1998     1,200,000        785,225        806,655         806,655          21,430
                Australian                     U.S. Dollar
                  Dollar
Dec. 16, 1998    1,135,000      1,838,866       1,851,780      1,851,780          12,914
               British Pound                   U.S. Dollar
                              -------------                  -------------   -------------
                               $8,852,927                     $8,901,860      $   48,933
                              -------------                  -------------   -------------

INTERNATIONAL STOCK SERIES
------------------------------------------------------------------------------------------
                               U.S. Dollar                    U.S. Dollar     Unrealized
                Currency To    Value As Of     Currency To    Value As Of    Appreciation/
 Settle Date   Be Delivered   Dec. 31, 1997    Be Received   Dec. 31, 1997   (Depreciation)
------------------------------------------------------------------------------------------
Jan. 6, 1998      109,271      $  109,271      14,158,264     $  108,892      $     (379)
                U.S. Dollar                   Japanese Yen
                              -------------                  -------------        ------
                               $  109,271                     $  108,892      $     (379)
                              -------------                  -------------        ------

4. FUTURES TRANSACTIONS: Certain Portfolios may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The S&P 500 Index Series is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Notes to the Schedule of Investments). Investment in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gain or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of December 31, 1997 and their related unrealized market appreciation are set forth in the Notes to the Schedule of Investments.

5. NET ASSETS INCLUDE UNDISTRIBUTED (EXCESS OF DISTRIBUTIONS OVER) NET INVESTMENT INCOME OF:

                                                    1997             1996
-----------------------------------------------------------------------------
Money Market Series..........................    $ 3,313,609     $  2,705,009
U.S. Government Securitites Series...........      8,884,763       10,455,469
Diversified Income Series....................      7,342,378        7,379,870
Global Bond Series...........................       (204,252)         162,922
High Yield Series............................      5,342,896           78,341
Asset Allocation Series......................        180,729          156,227
Global Asset Allocation Series...............        115,734           78,306
Value Series.................................             --            5,662
Growth & Income Series.......................        132,470            4,639
S&P 500 Index Series.........................          4,486            6,792
Blue Chip Stock Series.......................         24,616              777
Global Growth Series.........................        390,257               --
Growth Stock Series..........................      2,324,342           66,146
International Stock Series...................        838,239           45,335
Aggressive Growth Series.....................        251,124            1,353

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

6. SHARES OF CAPITAL STOCK SOLD AND REPURCHASED:

                                                     SHARES ISSUED AS A
                                                    RESULT OF REINVESTED                                NET INCREASE (DECREASE) OF
                                SHARES SOLD               DIVIDENDS             SHARES REPURCHASED                SHARES
                           ---------------------   -----------------------   ------------------------   --------------------------
                              1997        1996        1997         1996         1997         1996          1997           1996
----------------------------------------------------------------------------------------------------------------------------------
Money Market Series......   5,533,479   5,746,206     249,293      206,460   (6,270,961)   (4,157,440)    (488,189)      1,795,226
U.S. Government
  Securities Series......     800,925   1,061,458   1,020,261    1,175,676   (3,815,885)   (3,307,239)  (1,994,699)     (1,070,105)
Diversified Income
  Series.................     427,986    532,522      644,619      737,175   (1,340,634)   (1,169,544)    (268,029)        100,153
Global Bond Series.......     342,502    889,018       82,806       89,211     (302,578)     (324,860)     122,730         653,369
High Yield Series........   1,683,695   1,622,409       7,380      371,174     (524,733)     (548,867)   1,166,342       1,444,716
Asset Allocation
  Series.................   1,768,619   2,214,581   3,773,001    1,169,911   (1,572,987)   (1,459,586)   3,968,633       1,924,906
Global Asset Allocation
  Series.................     916,423   1,436,030     203,873      123,737     (192,721)     (295,210)     927,575       1,264,557
Value Series.............   2,752,180   1,229,584     235,641        6,662     (111,372)      (10,203)   2,876,449       1,226,043
Growth & Income Series...   4,127,164   4,220,664     406,642      244,448     (371,603)     (205,106)   4,162,203       4,260,006
S&P 500 Index Series.....   6,825,585   2,011,060     112,916       10,638   (1,516,202)     (104,913)   5,422,299       1,916,785
Blue Chip Stock Series...   3,878,517   1,790,768      22,898        5,170      (74,415)     (287,305)   3,827,000       1,508,633
Global Growth Series.....   1,712,007   4,179,864          --       23,217   (1,139,381)     (384,054)     572,626       3,819,027
Growth Stock Series......     793,904   2,229,103       1,742       69,162   (1,781,802)     (911,048)    (986,156)      1,387,217
International Stock
  Series.................   1,745,215   2,586,940     241,819      131,438     (269,473)     (404,381)   1,717,561       2,313,997
Aggressive Growth
  Series.................   2,311,002   3,864,188         125       12,491     (563,264)     (463,405)   1,747,863       3,413,274

--------------------------------------------------------------------------------
7. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Series was as follows:

                                                           Year Ended December 31,
                                           --------------------------------------------------------
MONEY MARKET SERIES                          1997        1996        1995        1994        1993
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  10.94    $  10.83    $  10.63    $  10.23    $  10.21
                                           --------    --------    --------    --------    --------
Operations:
  Investment income - net...............        .58         .57         .60         .41         .28
  Net realized and unrealized gains
    (losses) on investments.............         --          --          --        (.01)        .02
                                           --------    --------    --------    --------    --------
Total from operations...................        .58         .57         .60         .40         .30
                                           --------    --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........       (.49)       (.46)       (.40)         --        (.28)
                                           --------    --------    --------    --------    --------
Net asset value, end of year............   $  11.03    $  10.94    $  10.83    $  10.63    $  10.23
                                           --------    --------    --------    --------    --------
Total Return @..........................       5.34%       5.17%       5.71%       3.92%       2.77%
Net assets end of year (000s omitted)...   $ 57,009    $ 61,906    $ 41,807    $ 44,833    $ 28,682
Ratio of expenses to average daily net
  assets................................        .38%        .38%        .40%        .40%        .44%
Ratio of net investment income to
  average daily net assets..............       5.19%       5.14%       5.44%       3.96%       2.74%

@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                              Year Ended December 31,
                                           -------------------------------------------------------------
U.S. GOVERNMENT SECURITIES SERIES            1997         1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   10.57    $   11.16    $    9.40    $   10.94    $   10.73
                                           ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .80          .67          .70          .71          .74
  Net realized and unrealized gains
    (losses) on investments.............         .12         (.51)        1.06        (1.54)         .46
                                           ---------    ---------    ---------    ---------    ---------
Total from operations...................         .92          .16         1.76         (.83)        1.20
                                           ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........        (.81)        (.75)          --         (.71)        (.74)
  From net realized gains...............          --           --           --           --         (.24)
  Excess distributions of net realized
    gains...............................          --           --           --           --         (.01)
                                           ---------    ---------    ---------    ---------    ---------
Total distributions to shareholders.....        (.81)        (.75)          --         (.71)        (.99)
                                           ---------    ---------    ---------    ---------    ---------
Net asset value, end of year............   $   10.68    $   10.57    $   11.16    $    9.40    $   10.94
                                           ---------    ---------    ---------    ---------    ---------
Total Return @..........................        9.08%        2.21%       18.78%       (6.44%)       9.45%
Net assets end of year (000s omitted)...   $ 142,070    $ 161,678    $ 182,687    $ 172,656    $ 235,588
Ratio of expenses to average daily net
  assets................................         .54%         .53%         .53%         .53%         .52%
Ratio of net investment income to
  average daily net assets..............        6.03%        6.17%        6.78%        6.87%        6.49%
Portfolio turnover rate.................         148%         176%         115%         187%         141%

@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                             Year Ended December 31,
                                           -----------------------------------------------------------
DIVERSIFIED INCOME SERIES                    1997         1996         1995         1994        1993
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   11.70    $   12.20    $   10.40    $  11.93    $  11.34
                                           ---------    ---------    ---------    --------    --------
Operations:
  Investment income - net...............         .91          .82          .88         .87         .87
  Net realized and unrealized gains
    (losses) on investments.............         .26         (.40)         .92       (1.53)       1.03
                                           ---------    ---------    ---------    --------    --------
Total from operations...................        1.17          .42         1.80        (.66)       1.90
                                           ---------    ---------    ---------    --------    --------
Distributions to shareholders:
  From investment income - net..........        (.89)        (.91)          --        (.87)       (.87)
  From net realized gains...............          --           --           --          --        (.43)
  Excess distributions of net realized
    gains...............................          --         (.01)          --          --        (.01)
                                           ---------    ---------    ---------    --------    --------
Total distributions to shareholders.....        (.89)        (.92)          --        (.87)      (1.31)
                                           ---------    ---------    ---------    --------    --------
Net asset value, end of year............   $   11.98    $   11.70    $   12.20    $  10.40    $  11.93
                                           ---------    ---------    ---------    --------    --------
Total Return @..........................       10.44%        4.15%       17.26%      (5.22%)     12.76%
Net assets end of year (000s omitted)...   $ 105,200    $ 105,831    $ 109,120    $ 98,314    $ 92,589
Ratio of expenses to average daily net
  assets................................         .55%         .55%         .55%        .55%        .57%
Ratio of net investment income to
  average daily net assets..............        7.11%        6.86%        7.78%       7.59%       7.15%
Portfolio turnover rate.................         166%         171%         139%        142%        125%

@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                               Year Ended December 31,
                                           --------------------------------
GLOBAL BOND SERIES                           1997        1996       1995+
---------------------------------------------------------------------------
Net asset value, beginning of year......   $  11.11    $  11.30    $  10.00
                                           --------    --------    --------
Operations:
  Investment income - net...............        .46         .57         .54
  Net realized and unrealized gains
    (losses) on investments.............       (.45)       (.13)       1.52
                                           --------    --------    --------
Total from operations...................        .01         .44        2.06
                                           --------    --------    --------
Distributions to shareholders:
  From investment income - net..........       (.37)       (.43)       (.54)
  From net realized gains...............       (.10)       (.20)       (.22)
                                           --------    --------    --------
Total distributions to shareholders.....       (.47)       (.63)       (.76)
                                           --------    --------    --------
Net asset value, end of year............   $  10.65    $  11.11    $  11.30
                                           --------    --------    --------
Total Return @..........................        .14%       3.32%      19.14%
Net assets end of year (000s omitted)...   $ 20,692    $ 20,228    $ 13,187
Ratio of expenses to average daily net
  assets................................       1.10%       1.02%       1.28%*
Ratio of net investment income to
  average daily net assets..............       4.41%       5.07%       5.01%*
Portfolio turnover rate.................        168%        129%        184%

*      Annualized
+ For the Period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                     Year Ended December 31,
                                           --------------------------------------------
HIGH YIELD SERIES                            1997        1996        1995       1994+
---------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   9.83    $   9.74    $   9.47    $  10.00
                                           --------    --------    --------    --------
Operations:
  Investment income - net...............        .96        1.04        1.15         .71
  Net realized and unrealized gains
    (losses) on investments.............         --         .13         .30        (.53)
                                           --------    --------    --------    --------
Total from operations...................        .96        1.17        1.45         .18
                                           --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........       (.02)      (1.03)      (1.14)       (.71)
  Excess distributions of net realized
    gains...............................         --        (.05)       (.04)         --
                                           --------    --------    --------    --------
Total distributions to shareholders.....       (.02)      (1.08)      (1.18)       (.71)
                                           --------    --------    --------    --------
Net asset value, end of year............   $  10.77    $   9.83    $   9.74    $   9.47
                                           --------    --------    --------    --------
Total Return @..........................       9.76%      10.52%      12.73%      (0.75%)
Net assets end of year (000s omitted)...   $ 59,228    $ 42,578    $ 28,129    $ 13,706
Ratio of expenses to average daily net
  assets................................        .62%        .63%        .63%        .75%*
Ratio of net investment income to
  average daily net assets..............      10.31%      10.22%      11.30%      10.44%*
Portfolio turnover rate.................        353%        235%        130%         20%

*      Annualized.
+ For the Period May 2, 1994 (commencement of operations) to December 31, 1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                              Year Ended December 31,
                                           -------------------------------------------------------------
ASSET ALLOCATION SERIES                      1997         1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   16.99    $   15.90    $   13.56    $   14.14    $   13.28
                                           ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .59          .61          .65          .56          .52
  Net realized and unrealized gains
    (losses) on investments.............        2.82         1.38         2.35         (.58)         .92
                                           ---------    ---------    ---------    ---------    ---------
Total from operations...................        3.41         1.99         3.00         (.02)        1.44
                                           ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........        (.59)        (.61)        (.64)        (.56)        (.52)
  From net realized gains...............       (2.19)        (.28)        (.02)          --         (.06)
  Excess distributions of net realized
    gains...............................          --         (.01)          --           --           --
                                           ---------    ---------    ---------    ---------    ---------
Total distributions to shareholders.....       (2.78)        (.90)        (.66)        (.56)        (.58)
                                           ---------    ---------    ---------    ---------    ---------
Net asset value, end of year............   $   17.62    $   16.99    $   15.90    $   13.56    $   14.14
                                           ---------    ---------    ---------    ---------    ---------
Total Return @..........................       20.24%       12.50%       21.97%       (0.31%)       9.79%
Net assets end of year (000s omitted)...   $ 482,280    $ 397,712    $ 341,511    $ 260,593    $ 204,603
Ratio of expenses to average daily net
  assets................................         .53%         .54%         .55%         .56%         .56%
Ratio of net investment income to
  average daily net assets..............        3.16%        3.66%        4.25%        4.05%        3.72%
Portfolio turnover rate.................         113%         115%          98%          73%          74%
Average commission rate paid{::}........   $   .0677    $   .0748           --           --           --

@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

                                               Year Ended December 31,
                                           --------------------------------
GLOBAL ASSET ALLOCATION SERIES               1997        1996       1995+
---------------------------------------------------------------------------
Net asset value, beginning of year......   $  12.34    $  11.42    $  10.00
                                           --------    --------    --------
Operations:
  Investment income - net...............        .28         .36         .35
  Net realized and unrealized gains
    (losses) on investments.............       1.39        1.19        1.55
                                           --------    --------    --------
Total from operations...................       1.67        1.55        1.90
                                           --------    --------    --------
Distributions to shareholders:
  From investment income - net..........       (.26)       (.38)       (.34)
  From net realized gains...............       (.46)       (.25)       (.14)
                                           --------    --------    --------
Total distributions to shareholders.....       (.72)       (.63)       (.48)
                                           --------    --------    --------
Net asset value, end of year............   $  13.29    $  12.34    $  11.42
                                           --------    --------    --------
Total Return @..........................      13.51%      12.72%      17.47%
Net assets end of year (000s omitted)...   $ 52,482    $ 37,307    $ 20,080
Ratio of expenses to average daily net
  assets................................       1.16%       1.20%       1.28%*
Ratio of net investment income to
  average daily net assets..............       2.42%       3.01%       3.26%*
Portfolio turnover rate.................         51%         46%         44%
Average commission rate paid{::}........   $  .0360    $  .0412          --

*      Annualized.
+ For the Period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                 Year Ended
                                                December 31,
                                           ----------------------
VALUE SERIES                                 1997         1996+
-----------------------------------------------------------------
Net asset value, beginning of period....   $   11.38    $   10.27
                                           ---------    ---------
Operations:
  Investment income - net...............         .12          .14
  Net realized and unrealized gains
    (losses) on investments.............        2.75         1.10
                                           ---------    ---------
Total from operations...................        2.87         1.24
                                           ---------    ---------
Distributions to shareholders:
  From investment income - net..........        (.13)        (.13)
  From net realized gains...............        (.70)          --
                                           ---------    ---------
Total distributions to shareholders.....        (.83)        (.13)
                                           ---------    ---------
Net asset value, end of period..........   $   13.42    $   11.38
                                           ---------    ---------
Total Return @..........................       25.24%       11.49%
Net assets end of period (000s
  omitted)..............................   $  55,058    $  13,951
Ratio of expenses to average daily net
  assets................................         .83%         .87%*
Ratio of net investment income to
  average daily net assets..............        1.41%        1.72%*
Portfolio turnover rate.................         121%          36%
Average commission rate paid{::}........   $   .0606    $   .0556

*      Annualized.
+ For the period May 1, 1996 (commencement of operations) to December 31,1996. The portfolio's inception was March 28, 1996 when it was initally capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996 through May 1, 1996, as the portfolio's shares were not registered during the period.
@ These are the portfolio's total returns during the periods, including reinvestment of all dividends and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

                                                      Year Ended December 31,
                                           ----------------------------------------------
GROWTH & INCOME SERIES                       1997         1996         1995       1994+
-----------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   15.16    $   12.83    $  10.07    $  10.00
                                           ---------    ---------    --------    --------
Operations:
  Investment income - net...............         .40          .34         .33         .21
  Net realized and unrealized gains
    (losses) on investments.............        3.80         2.54        2.76         .07
                                           ---------    ---------    --------    --------
Total from operations...................        4.20         2.88        3.09         .28
                                           ---------    ---------    --------    --------
Distributions to shareholders:
  From investment income - net..........        (.39)        (.34)       (.33)       (.21)
  From net realized gains...............        (.21)        (.21)         --          --
                                           ---------    ---------    --------    --------
Total distributions to shareholders.....        (.60)        (.55)       (.33)       (.21)
                                           ---------    ---------    --------    --------
Net asset value, end of year............   $   18.76    $   15.16    $  12.83    $  10.07
                                           ---------    ---------    --------    --------
Total Return @..........................       27.69%       21.51%      29.70%       1.74%
Net assets end of year (000s omitted)...   $ 244,970    $ 134,932    $ 59,533    $ 16,276
Ratio of expenses to average daily net
  assets................................         .70%         .76%        .80%        .86%*
Ratio of net investment income to
  average daily net assets..............        2.63%        2.38%       2.86%       3.12%*
Portfolio turnover rate.................          11%          20%         17%          2%
Average commission rate paid............   $   .0710    $   .0688          --          --

*      Annualized.
+ For the Period May 2, 1994 (commencement of operations) to December 31, 1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchases and sold.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                 Year Ended
                                                December 31,
                                           ----------------------
S&P 500 INDEX SERIES                         1997         1996+
-----------------------------------------------------------------
Net asset value, beginning of period....   $   11.47    $   10.09
                                           ---------    ---------
Operations:
  Investment income - net...............         .12          .10
  Net realized and unrealized gains
    (losses) on investments.............        3.58         1.37
                                           ---------    ---------
Total from operations...................        3.70         1.47
                                           ---------    ---------
Distributions to shareholders:
  From investment income - net..........        (.12)        (.09)
  From net realized gains...............        (.12)          --
                                           ---------    ---------
Total distributions to shareholders.....        (.24)        (.09)
                                           ---------    ---------
Net asset value, end of period..........   $   14.93    $   11.47
                                           ---------    ---------
Total Return @..........................       32.32%       14.29%
Net assets end of period (000s
  omitted)..............................   $ 109,572    $  21,979
Ratio of expenses to average daily net
  assets................................         .51%         .79%*
Ratio of net investment income to
  average daily net assets..............        1.41%        1.47%*
Portfolio turnover rate.................           5%           6%
Average commission rate paid{::}........   $  0.0458    $  0.0477

*      Annualized.
+ For the period May 1,1996 (commencement of operations) to June 30, 1996. The portfolio's inception was March 28, 1996, when it was initially capitalized. However, the portfolios shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Supplementary information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered during the period.
@ These are the portfolios total return during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

                                                 Year Ended
                                                December 31,
                                           ----------------------
BLUE CHIP STOCK SERIES                       1997         1996+
-----------------------------------------------------------------
Net asset value, beginning of period....   $   11.67    $   10.07
                                           ---------    ---------
Operations:
  Investment income - net...............         .07          .07
  Net realized and unrealized gains
    (losses) on investments.............        3.08         1.60
                                           ---------    ---------
Total from operations...................        3.15         1.67
                                           ---------    ---------
Distributions to shareholders:
  From investment income - net..........        (.06)        (.07)
                                           ---------    ---------
Net asset value, end of period..........   $   14.76    $   11.67
                                           ---------    ---------
Total Return @..........................       27.00%       16.24%
Net assets end of period (000s
  omitted)..............................   $  78,729    $  17,606
Ratio of expenses to average daily net
  assets................................        1.02%        1.13%*
Ratio of net investment income to
  average daily net assets..............         .75%         .82%*
Portfolio turnover rate.................          24%          17%
Average commission rate paid{::}........   $  0.0346    $  0.0329

*      Annualized.
+ For the period May 1, 1996 (commencement of operations) to June 30, 1996. The portfolio's inception was March 28, 1996, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Supplementary information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not regestered during the period.
@ These are the portfolios total return during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                             Year Ended December 31,
                                           ------------------------------------------------------------
GLOBAL GROWTH SERIES                         1997         1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   19.00    $   15.97    $   12.31    $   12.77    $  10.86
                                           ---------    ---------    ---------    ---------    --------
Operations:
  Investment income - net...............         .02          .03          .09          .10         .06
  Net realized and unrealized gains
    (losses) on investments.............        1.27         3.03         3.66         (.46)       1.91
                                           ---------    ---------    ---------    ---------    --------
Total from operations...................        1.29         3.06         3.75         (.36)       1.97
                                           ---------    ---------    ---------    ---------    --------
Distributions to shareholders:
  From investment income - net..........          --         (.03)        (.09)        (.10)       (.06)
                                           ---------    ---------    ---------    ---------    --------
Net asset value, end of year............   $   20.29    $   19.00    $   15.97    $   12.31    $  12.77
                                           ---------    ---------    ---------    ---------    --------
Total Return @..........................        6.82%       19.10%       30.49%        2.98%      17.92%
Net assets end of year (000s omitted)...   $ 353,255    $ 319,831    $ 207,913    $ 144,647    $ 75,882
Ratio of expenses to average daily net
  assets................................         .79%         .79%         .80%         .81%       1.02%
Ratio of net investment income to
  average daily net assets..............         .12%         .15%         .64%         .82%        .53%
Portfolio turnover rate.................          35%          14%          29%          20%         19%
Average commission rate paid{::}........   $   .0260    $   .0295           --           --          --

@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commion paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

                                                              Year Ended December 31,
                                           -------------------------------------------------------------
GROWTH STOCK SERIES                          1997         1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   32.59    $   28.09    $   22.11    $   22.92    $   21.15
                                           ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .12          .12          .13          .18          .09
  Net realized and unrealized gains
    (losses) on investments.............        3.93         4.50         5.98         (.81)        1.77
                                           ---------    ---------    ---------    ---------    ---------
Total from operations...................        4.05         4.62         6.11         (.63)        1.86
                                           ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........          --         (.12)        (.13)        (.18)        (.09)
                                           ---------    ---------    ---------    ---------    ---------
Net asset value, end of year............   $   36.64    $   32.59    $   28.09    $   22.11    $   22.92
                                           ---------    ---------    ---------    ---------    ---------
Total Return @..........................       12.42%       16.41%       27.66%       (2.82%)       8.78%
Net assets end of year (000s omitted)...   $ 707,155    $ 661,217    $ 530,945    $ 377,483    $ 304,293
Ratio of expenses to average daily net
  assets................................         .66%         .67%         .67%         .68%         .69%
Ratio of net investment income to
  average daily net assets..............         .33%         .39%         .51%         .81%         .46%
Portfolio turnover rate.................          19%          30%          20%          19%          26%
Average commission rate paid{::}........   $   .0659    $   .0728           --           --           --

@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                               Year Ended December 31,
                                           --------------------------------
INTERNATIONAL STOCK SERIES                   1997        1996       1995+
---------------------------------------------------------------------------
Net asset value, beginning of year......   $  12.44    $  11.27    $  10.00
                                           --------    --------    --------
Operations:
  Investment income - net...............        .13         .20         .14
  Net realized and unrealized gains
    (losses) on investments.............       1.35        1.48        1.38
                                           --------    --------    --------
Total from operations...................       1.48        1.68        1.52
                                           --------    --------    --------
Distributions to shareholders:
  From investment income - net..........       (.15)       (.21)       (.09)
  From net realized gains...............       (.41)       (.30)       (.16)
                                           --------    --------    --------
Total distributions to shareholders.....       (.56)       (.51)       (.25)
                                           --------    --------    --------
Net asset value, end of year............   $  13.36    $  12.44    $  11.27
                                           --------    --------    --------
Total Return @..........................      11.99%      14.02%      14.35%
Net assets end of year (000s omitted)...   $ 79,142    $ 52,331    $ 21,327
Ratio of expenses to average daily net
  assets................................       1.08%       1.15%       1.14%*
Ratio of net investment income to
  average daily net assets..............       1.10%       1.71%       1.41%*
Portfolio turnover rate.................         30%         27%         39%
Average commission rate paid{::}........   $  .0256    $  .0363          --

*      Annualized.
+ For the Period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

                                                      Year Ended December 31,
                                           ---------------------------------------------
AGGRESSIVE GROWTH SERIES                     1997         1996        1995       1994+
----------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   13.62    $  12.68    $   9.80    $  10.03
                                           ---------    --------    --------    --------
Operations:
  Investment income - net...............         .03         .03         .07         .08
  Net realized and unrealized gains
    (losses) on investments.............         .16         .94        2.88        (.23)
                                           ---------    --------    --------    --------
Total from operations...................         .19         .97        2.95        (.15)
                                           ---------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........          --        (.03)       (.07)       (.08)
                                           ---------    --------    --------    --------
Net asset value, end of year............   $   13.81    $  13.62    $  12.68    $   9.80
                                           ---------    --------    --------    --------
Total Return @..........................        1.43%       7.64%      29.89%      (1.89%)
Net assets end of year (000s omitted)...   $ 122,455    $ 96,931    $ 46,943    $ 13,526
Ratio of expenses to average daily net
 assets.................................         .76%        .78%        .81%        .88%*
Ratio of net investment income to
 average daily net assets...............         .24%        .22%        .58%       1.24%*
Portfolio turnover rate.................          25%         22%         21%          5%
Average commission rate paidF...........   $   .0616    $  .0692          --          --

    *      Annualized.
    +      For the Period May 2, 1994 (commencement of operations) to December 31, 1994. The portfolio's inception was April 26,
           1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the
           Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2,
           1994, as the portfolio's shares were not registered during that period.
    @      These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.
    F      In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commision rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders

Fortis Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Global Growth Series, Growth Stock Series, International Stock Series and Aggressive Growth Series (series within Fortis Series Fund, Inc.) as of December 31, 1997 and the related statements of operations, statement of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers and the custodian, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluation of the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Global Growth Series, Growth Stock Series, International Stock Series and Aggressive Growth Series as of December 31, 1997 and the results of their operations, changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 6, 1998

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           SENIOR VICE PRESIDENT AND DIRECTOR,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           TIME INSURANCE COMPANY
              Edward M. Mahoney          PRIOR TO JANUARY, 1995, CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER, FORTIS
                                           ADVISERS, INC., FORTIS INVESTORS,
                                           INC.
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY, 1995, VICE
                                           PRESIDENT AND TREASURER, JOSTENS,
                                           INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY, 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       U.S. Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG Peat Marwick LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

[GRAPHIC]

FORTIS FINANCIAL GROUP

Fortis Financial Group (FFG) provides solutions for customers' financial needs using mutual funds, annuities and life insurance. Besides our own array of quality products, we create and deliver customized products for other financial service providers. Like the Fortis name, which comes from the Latin for strong and steadfast, we concentrate on the customer relationships we build, the services we provide, the solutions we offer and the performance we seek.

[GRAPHIC]

FFG includes Fortis Advisers, Inc., an established money manager, as well as Fortis Investors, Inc., a broker dealer with nationwide sales and marketing influence. The guarantees in our insurance products are underwritten by Fortis Benefits Insurance Company and Time Insurance Company.

Fortis Financial Group is part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations in the United States. Fortis, Inc. is part of Fortis, a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis AMEV of The Netherlands and Fortis AG of Belgium.


[GRAPHIC] For more information, call your investment representative or Fortis at
(800) 800-2638.


                                                      ---------------
FORTIS-Registered Trademark-                            Bulk Rate
                                                       U.S. Postage
FORTIS FINANCIAL GROUP                                    PAID
P.O. BOX 64284                                        Permit No. 3794
ST. PAUL, MN 55164                                    Minneapolis, MN
                                                      ---------------

FORTIS SERIES FUND, INC.

[LOGO]Printed on recycled paper with
      40% preconsumer waste and 10%
      post consumer waste.  Please recycle.

FORTIS-Registered Trademark- and Fortis-Registered Trademark- are registered servicemarks of Fortis AMEV and Fortis AG.

59749 (1/98)